                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form N-14
                          Pre-Effective Amendment No. 1



                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 /X/

                     VANGUARD FIXED INCOME SECURITIES FUNDS
        (Exact Name of Registrant as Specified in Declaration of Trust)

                     P.O. Box 2600, Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                                 (610) 669-1000

                 (Registrant's Area Code and Telephone Number)

                            R. Gregory Barton, Esq.
                                 P.O. Box 2600
                             Valley Forge, PA 19482

                    (Name and Address of Agent for Service)

                 Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

No filing fee is due because of reliance on Section 24(f) fo the Investment Company Act of 1940.


Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

IMPORTANT PROXY NEWS
FOR SHAREHOLDERS

Vanguard Admiral Short-Term Treasury Fund
Vanguard Admiral Intermediate-Term Treasury Fund
Vanguard Admiral Long-Term Treasury Fund


Proxy Information

Three Vanguard Admiral Funds--Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund, and Vanguard Admiral Long-Term Treasury Fund--will host a Special Meeting of Shareholders on May 22, 2001, at Vanguard's headquarters in Malvern, Pennsylvania. The purpose is for shareholders to vote on a proposal to reorganize each of these Funds on a tax-free basis into the Admiral-class Shares of a virtually identical Vanguard Treasury bond Fund.

The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process--including how to cast your votes. Before you vote, please read the full text of the combined proxy statement and prospectus for a complete understanding of our proposal.


Please Vote Immediately!

You can vote by mail, telephone, or our website . . . details can be found on the enclosed proxy insert.

[THE VANGUARD GROUP LOGO]

KEY POINTS ABOUT THE PROPOSED REORGANIZATION



PURPOSE OF THE REORGANIZATION
The purpose of this reorganization proposal is to make the Admiral Funds part of Vanguard's "original" Treasury bond funds. The benefit to shareholders is that the Funds as combined will realize greater operating economies and an improved ability to maintain low expenses. For instance, the Funds as combined are likely to increase our ability to offset cash flows, which should reduce portfolio transaction costs incurred in buying securities to absorb shareholder purchases, or selling securities to meet shareholder redemptions.
     We launched the Admiral Funds in 1992 to provide large investors with an expense-advantaged alternative to Vanguard's original Treasury bond funds. The original Treasury bond funds--known as the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds--have recently added Admiral Shares, an expense-advantaged share class for large and long-standing investors. Your board of trustees believes that it is in shareholders' best interest simply to reorganize the Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds into the original Treasury bond funds in exchange for Admiral Shares of those funds. In essence, the reorganization will exchange your assets on a tax-free basis to a virtually identical Vanguard fund.


SAME LOW COSTS FOR SHAREHOLDERS
Admiral Shares of the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds are expected to feature an expense ratio of 0.15%, which translates into an annual cost to shareholders of $1.50 for each $1,000 invested. This is the same percentage as your Fund's expense ratio for its last fiscal year.


SAME INVESTMENT  OBJECTIVES,  INVESTMENT  POLICIES,  AND PORTFOLIO  MANAGERS
The investment  objectives,  investment policies, and portfolio managers for the
Vanguard  Short-Term,   Intermediate-Term,  and  Long-Term  Treasury  Funds  are
identical to those of the corresponding Admiral Funds.

COMPARABLE INVESTMENT PERFORMANCE
As  shown  at  the  top  of  the   facing   page,   the   Vanguard   Short-Term,
Intermediate-Term, and Long-Term Treasury Funds have delivered investment performance comparable to that of the corresponding Admiral Funds.

--------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED JANUARY 31, 2001
--------------------------------------------------------------------------------
                                        1 YEAR         5 YEARS        10 YEARS*
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund**     10.45%          5.82%           6.21%
Admiral Short-Term Treasury Fund        10.51%          5.93%           6.06%

Intermediate-Term Treasury Fund**       16.07%          6.34%           7.81%
Admiral Intermediate-Term Treasury Fund 16.04%          6.43%           7.40%

Long-Term Treasury Fund**               18.57%          6.89%           9.41%
Admiral Long-Term Treasury Fund         18.76%          7.02%           8.92%
--------------------------------------------------------------------------------
*Since inception (December 14, 1992) for the Admiral Funds.
**Admiral Shares did not become available until February 9, 2001, so the information shown is for the Funds' Investor Shares, which bear a higher expense ratio.
--------------------------------------------------------------------------------




HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT
If shareholders approve this reorganization proposal, we'll exchange all of your shares in the Vanguard Admiral Short-Term, Intermediate-Term, or Long-Term Treasury Fund, on a tax-free basis, for an equivalent dollar amount of Admiral Shares in the Vanguard Short-Term, Intermediate-Term, or Long-Term Treasury Fund, as appropriate. Your account registration and account options will remain the same, including the handling of your dividends. In addition, shareholders who use the checkwriting privilege will be issued a new checkbook automatically.


     Between now and the proposed reorganization, you may invest additional amounts in your current Admiral Fund account. However, the Admiral Funds have been closed to new shareholder accounts in anticipation of the reorganization.

"GRANDFATHER" PRIVILEGE
If shareholders approve this reorganization proposal, you will be exempt from the special eligibility rules that normally apply to investors in Vanguard's Admiral-class Shares. Admiral-class Shares generally require a minimum account balance of $250,000 (reduced to $150,000 for accounts at least five years old, and $50,000 for accounts at least ten years old). However, current Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Fund shareholders will be considered eligible for Admiral-class Shares by maintaining a minimum account balance of just $50,000, which is the same standard that applies to current Admiral Fund accounts. The one exception to this rule is that retirement plan investors using Vanguard's VISTA recordkeeping system will not be permitted to direct additional plan contributions into Admiral Shares of the Short-Term, Intermediate-Term, and Long-Term Treasury Funds following the reorganization.

TAX NOTES
The reorganization will be accomplished on a TAX-FREE BASIS, meaning that you won't realize any capital gains or losses when your shares in the Admiral Funds are exchanged for Admiral Shares of the corresponding Treasury bond fund. However, you should pay close attention to these points:

- FINAL DISTRIBUTIONS FOR ADMIRAL FUNDS. At the time of the reorganization, each Admiral Fund will distribute its final daily dividend and its accumulated realized capital gains, if any. (As of the date of this proxy, there are no such capital gains accumulated for any of the Admiral Funds.)

- PAYMENTS OF MONTHLY AND YEAR-END DISTRIBUTIONS FOR ADMIRAL SHARES. Following the reorganization, shareholders of each former Admiral Fund will participate fully in the monthly and year-end distributions made for Admiral Shares of their new Funds.

- COST BASIS. Following the reorganization, your aggregate cost basis in your account and your holding period will remain the same. However, your nominal per share cost will change as a result of differences in the share prices of your current Admiral Fund and the corresponding Treasury bond fund. Vanguard's Average Cost Service will convert Admiral Fund share prices into Treasury bond fund share prices automatically. If you use a different cost basis methodology, however, it will be up to you to convert the share prices for each lot of Admiral Fund shares that you own at the time of the reorganization.


                                     - Q&A-

Q.  I'M A RELATIVELY SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


A. Your vote makes a difference. If numerous shareholders fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund and all of its shareholders!



Q.  WHO GETS TO VOTE?

A. Any person who owned shares of your Fund on the "record date," of February 27, 2001, gets to vote--even if the investor later sold the shares.

Q. HOW CAN I VOTE?

A. You can vote in any one of four ways:


- Through the Internet by going to WWW.VANGUARD.COM. if you invest directly with Vanguard or by going to www.proxyvote.com if you invest with Vanguard through a financial intermediary.
- By telephone, with a toll-free call to the number listed on your proxy card.
-    By mail, with the enclosed ballot.
-    In person at the meeting.


We encourage you to vote by Internet or telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund a substantial amount of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. IS IT HARD TO VOTE BY INTERNET?


A.  Not  at  all!   If  you  have  not  yet   visited   Vanguard's   website--at
WWW.VANGUARD.COM--this is a great opportunity to check it out. Scan our website and, when you're ready, click on "Proxy Voting."



Q.I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q. WHOM SHOULD I CALL WITH QUESTIONS?


A. Please call Vanguard's Investor Information Department at 1-800-662-7447 with any additional questions about the proposed reorganization or the upcoming shareholder meeting. Clients of Vanguard's Institutional Investor Division, Voyager Department, or Flagship Department may call their Vanguard representatives with any questions.

                    VANGUARD ADMIRAL SHORT-TERM TREASURY FUND

                       VANGUARD ADMIRAL INTERMEDIATE-TERM
                                  TREASURY FUND

                    VANGUARD ADMIRAL LONG-TERM TREASURY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


Your Fund will host a Special Meeting of Shareholders on TUESDAY, MAY 22, 2001, AT 9:30 A.M., EASTERN TIME. The meeting will be held at Vanguard's Malvern, Pennsylvania headquarters, at 100 Vanguard Boulevard, in Room 118A of the Morgan Building. At the meeting, we'll ask shareholders of each Fund to vote on:


1. A proposal to reorganize Vanguard Admiral Short-Term Treasury Fund into Vanguard Short-Term Treasury Fund;

2. A proposal to reorganize Vanguard Admiral Intermediate-Term Treasury Fund into Vanguard Intermediate-Term Treasury Fund;

3. A proposal to reorganize Vanguard Admiral Long-Term Treasury Fund into Vanguard Long-Term Treasury Fund; and

4.   Any other business properly brought before the meeting.


                                               By Order of the Board of Trustees
                                                 Raymond J. Klapinsky, Secretary
March 5, 2001

================================================================================
                             YOUR VOTE IS IMPORTANT
YOU CAN VOTE EASILY AND QUICKLY AT OUR WEBSITE, BY TOLL-FREE TELEPHONE CALL, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!
================================================================================

                    VANGUARD ADMIRAL SHORT-TERM TREASURY FUND

                       VANGUARD ADMIRAL INTERMEDIATE-TERM
                                 TREASURY FUND

                    VANGUARD ADMIRAL LONG-TERM TREASURY FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2001

                       COMBINED PROXY STATEMENT/PROSPECTUS

                                  INTRODUCTION


     PROPOSAL SUMMARY. This proxy statement is being provided to you on behalf of the board of trustees of the Funds. It describes a reorganization proposal to make your Admiral Fund a part of a virtually identical Treasury bond fund, as follows:



1 Vanguard Admiral Short-Term Treasury Fund will become part of Vanguard Short-Term Treasury Fund;
2 Vanguard Admiral Intermediate-Term Treasury Fund will become part of Vanguard Intermediate-Term Treasury Fund; and
3 Vanguard Admiral Long-Term Treasury Fund will become part of Vanguard Long-Term Treasury Fund.


For each Admiral Fund, the reorganization involves two basic steps. First, each Admiral Fund will transfer all of its assets and liabilities to the corresponding Treasury bond fund. Simultaneously, the corresponding Treasury bond fund will credit your Vanguard account with Admiral Shares that are equivalent in value to your Admiral Fund investment at the time of the reorganization.

     READ AND KEEP THESE DOCUMENTS. Please read the entire proxy statement, along with the enclosed Vanguard Bond Funds prospectus dated February 9, 2001, before casting your vote. (The prospectus is, by reference, considered part of this proxy statement.) These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

2


     ADDITIONAL INFORMATION IS AVAILABLE. The Vanguard Bond Funds' Statement of Additional Information (dated February 9, 2001) and its most recent Annual Report to Shareholders each contain important information about the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds. These documents have been filed with the U.S. Securities and Exchange Commission and are considered part of this proxy statement/prospectus by reference. You can obtain copies of these documents without charge by contacting Vanguard (1-800-662-7447) or visiting the SEC's website (http://www.sec.gov). Copies of the Vanguard Admiral Funds' prospectus and Statement of Additional Information (both dated May 26, 2000), along with its most recent annual report for shareholders, are considered part of this proxy statement/prospectus by reference, and are also available without charge from Vanguard or at the SEC's website.



================================================================================
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                                    OVERVIEW

This section summarizes key information concerning your Fund's reorganization proposal. Keep in mind that more detailed information appears throughout the proxy statement and the accompanying prospectus. Please be sure to read everything.


     THE PROPOSED REORGANIZATION. At their meeting on December 15, 2000, your Fund's board of trustees approved a plan to reorganize Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds into the Vanguard
Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively. The plan calls for each Admiral Fund to transfer all of its assets and liabilities to the corresponding Treasury bond fund in exchange for Admiral Shares of that Fund. Shareholders of each Admiral Fund would receive Admiral Shares equivalent in value to their investments at the time of the reorganization, and the Admiral Funds then would be dissolved. All of this would happen on a single day, which is currently expected to be June 1, 2001, assuming that shareholders approve this proposal.

     We believe that the proposed reorganization is in the best interest of each Admiral Fund and its shareholders. In essence, the reorganization will exchange you on a tax-free basis to a virtually identical Vanguard fund. Following the reorganization, all shareholders of the Funds as combined will benefit from greater operating economies and an improved ability to maintain low expenses. Also, the reorganization will not dilute the interests of Admiral Fund shareholders. If we don't gain shareholder approval of the reorganization for any Admiral Fund, that Fund will continue in existence and the board of trustees will consider whether further action is appropriate.

     INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND. The investment objectives and policies of each Admiral Fund are identical to those of the corresponding Treasury bond fund. These investment objectives and policies are discussed in detail under "Investment Practices and Risk Considerations" on page 5. For complete descriptions of the investment objectives and policies of the Admiral Funds and the corresponding Treasury bond funds, please read each Fund's prospectus and Statement of Additional Information.

4

     INVESTMENT ADVISER. The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, serves as investment adviser to each of the Admiral Funds and to the corresponding Vanguard Treasury bond funds. Vanguard manages the investment and reinvestment of the Funds' respective assets and continuously reviews, supervises and directs the Funds' respective investment programs. Vanguard provides these services on an at-cost basis through its Fixed Income Group, subject to the control of the trustees and officers of the Funds.


     Founded in 1975, Vanguard is a family of more than 100 funds holding net assets of more than $550 billion as of December 31, 2000. Vanguard is owned jointly by its member funds, and all Vanguard funds share in the expenses associated with the firm's business operations, such as personnel, office space, equipment, and advertising.


     PURCHASE, REDEMPTION, EXCHANGE, AND CONVERSION INFORMATION. The purchase, redemption, exchange, and conversion features of the Admiral Funds are identical to those for Admiral Shares of the corresponding Vanguard Treasury bond funds, except as follows.


- MINIMUM INVESTMENT REQUIREMENT. Since their inception, the Admiral Funds have required shareholders to maintain a minimum account balance of $50,000. However, Admiral Shares of the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds generally require a minimum balance of $250,000 for newer accounts, $150,000 for accounts in existence at least five years, and $50,000 for accounts in existence at least ten years. AS PART OF THE REORGANIZATION PROPOSAL, YOU WILL BE EXEMPT FROM THESE MINIMUM ACCOUNT BALANCE REQUIREMENTS. Rather, current shareholders of each Admiral Fund will be considered eligible for Admiral Shares of the corresponding Treasury bond fund simply by maintaining a minimum account balance of $50,000, regardless of account tenure. If a current account is closed and subsequently reopened, the regular Admiral Shares requirements will apply.

- ELIGIBLE ACCOUNT TYPES. The Admiral Funds have no specific limitations on eligible types of accounts. However, Admiral Shares of the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds generally are not available to SIMPLE IRAs, 403(b)(7) custodial accounts, other retirement plan accounts receiving special administrative services from Vanguard, or accounts maintained through financial intermediaries (except in limited circumstances). AS PART OF THE REORGANIZATION PROPOSAL, EXISTING ADMIRAL FUND ACCOUNTS WILL BE EXEMPT FROM THESE LIMITATIONS ON ACCOUNT TYPES. The one exception to this rule is that retirement plan investors using Vanguard's VISTA recordkeeping system will not be permitted to direct additional plan contributions into Admiral Shares.

- CONVERSIONS BETWEEN SHARE CLASSES. The Admiral Funds have no conversion features because they offer only one class of shares. By contrast, the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds have adopted a multiple class plan providing for two separate share classes:
     Investor Shares and Admiral Shares. Following the reorganization, if you fail to maintain a minimum account balance of $50,000, your Admiral Shares may be converted automatically into Investor Shares of the same Treasury bond fund. Investor Shares, which maintain a higher expense ratio than Admiral Shares, require a minimum account balance of just $3,000 and are more fully described in the enclosed Vanguard Bond Funds prospectus.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. It is expected that the reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. We won't proceed with the reorganization unless legal counsel provides us with an opinion to the effect that the reorganization will be tax-free and will not cause the Admiral Funds or their shareholders to recognize gains or losses. Please see "Information About the Reorganization - Tax Considerations" on page 7 for details.

6

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

     The investment objectives and policies of each Admiral Fund are identical to those of the corresponding Treasury bond fund. Consequently, we believe that the risks of investing in the Short-Term, Intermediate-Term, or Long-Term Treasury Funds are no different from the risks of investing in the corresponding Admiral Funds. Following is a brief discussion of the investment objectives, primary investment policies, and primary risks of each fund; for more detailed information, please see the Funds' prospectuses and Statements of Additional Information. There is no guarantee that any of the Funds will achieve its stated objective.

INVESTMENT OBJECTIVES

- Vanguard Admiral Short-Term Treasury Fund and Vanguard Short-Term Treasury Fund each seek to provide high current income and preserve investors' principal.

-    Vanguard   Admiral    Intermediate-Term    Treasury   Fund   and   Vanguard
     Intermediate-Term Treasury Fund each seek to provide high current income, and preserve investors' principal.

- Vanguard Admiral Long-Term Treasury Fund and Vanguard Long-Term Treasury Fund each seek to provide high current income and preserve investors' principal.

PRIMARY INVESTMENT POLICIES

- Vanguard Admiral Short-Term Treasury Fund and Vanguard Short-Term Treasury Fund each invests at least 85% of its total assets in short-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of each Fund's total assets must always be invested in U.S. Treasury securities. Each Fund generally maintains a dollar-weighted average maturity of between one and three years.

- Vanguard Admiral Intermediate-Term Treasury Fund and Vanguard Intermediate-Term Treasury Fund each invests at least 85% of its total assets in intermediate-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of each Fund's total assets must always be invested in U.S. Treasury securities. Each fund generally maintains a dollar-weighted average maturity of between five and ten years.

- Vanguard Admiral Long-Term Treasury Fund and Vanguard Long-Term Treasury Fund each invests at least 85% of its total assets in high-quality, long-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of each fund's total assets must always be invested in U.S. Treasury securities. Each fund generally maintains a dollar-weighted average maturity of between fifteen and thirty years.

                                                                               7
PRIMARY RISKS

Each of the Admiral Funds and the corresponding Vanguard Treasury bond funds is subject to both income risk and interest rate risk. Income risk is the chance that falling interest rates will cause a fund's income--and thus its total return--to decline. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates.


- Vanguard Admiral Short-Term Treasury Fund and Vanguard Short-Term Treasury Fund are each subject to a high degree of income risk and a low degree of interest rate risk.

-    Vanguard   Admiral    Intermediate-Term    Treasury   Fund   and   Vanguard
     Intermediate-Term Treasury Fund are each subject to a very low degree of income risk and a moderate degree of interest rate risk.

- Vanguard Admiral Long-Term Treasury Fund and Vanguard Long-Term Treasury Fund are each subject to a very low degree of income risk and a high degree of interest rate risk.

FEES AND EXPENSES

     For the fiscal years ended January 31, 1999, 2000, and 2001, each of the Vanguard Admiral Funds had total operating expenses of 0.15% of its average net assets, which translates into an annual cost to shareholders of $1.50 for each $1,000 invested. Admiral Shares of the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds are expected to have the total operating expenses of 0.15% of average net assets, as well.

INFORMATION ABOUT THE REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION. Vanguard Admiral Funds, the legal entity to which Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds belong, has entered into an Agreement and Plan of Reorganization with Vanguard Fixed Income Securities Funds, the legal entity to which Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds belong. Under this agreement, Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds each will transfer all of its assets and liabilities to the corresponding Treasury bond fund in exchange for Admiral Shares of that fund. Shareholders of each Admiral Fund would receive Admiral Shares equivalent in value to their investments at the time of the reorganization, and the Admiral Funds then, having no assets, would be dissolved. All of this would happen on a single day, which is currently expected to be June 1, 2001, assuming that shareholders approve this proposal. The agreement spells out the terms and conditions of the reorganization. For a complete description of these terms and conditions, please see the agreement, which appears as an appendix to this proxy statement.

     Until the reorganization date, shareholders of the Admiral Funds will continue to be able to redeem their shares. Redemption requests received after the reorganization will be treated as requests for the redemption of Admiral Shares of the applicable Treasury bond fund received by the shareholder in the reorganization.

     The obligations of the Admiral Funds and Vanguard Fixed Income Securities Funds under the agreement are subject to various conditions. Among other things, the reorganization requires that all filings be made with, and all consents be received from Federal, state, and local regulatory authorities as may be necessary, in the opinion of counsel, to carry out the transactions contemplated by the agreement. The Funds are in the process of making the necessary filings. The agreement may be terminated at any time by action of the trustees of any Fund. The Funds, after consultation with counsel and by consent of the trustees or an officer authorized by the trustees, may at any time waive compliance with any condition contained in the agreement.


     TAX CONSIDERATIONS. Your fund's reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. This means that none of the parties involved--the Admiral Funds, the corresponding Treasury bond funds, and their respective shareholders--will recognize a gain or loss directly from the reorganization.

- FINAL DISTRIBUTIONS FOR ADMIRAL FUNDS. At the time of the reorganization, each Admiral Fund will distribute its final daily dividends and its accumulated realized capital gains, if any. (As of the date of this proxy, there are no such capital gains accumulated for any of the Admiral Funds.)

- MONTHLY AND YEAR-END PAYMENTS OF DISTRIBUTIONS FOR ADMIRAL SHARES. Following the reorganization, shareholders of each former Admiral Fund will participate fully in the monthly and year-end payments of distributions made for Admiral Shares of their "new" funds.

- COST BASIS. Following the reorganization, your aggregate cost basis in your account and your holding period will remain the same. However, your nominal per share cost will change as a result of differences in the share prices of your current Admiral Fund and the corresponding Treasury bond fund. Vanguard's Average Cost Service will convert Admiral Fund share prices into Treasury bond fund share prices automatically. If you use a different cost basis methodology, however, it will be up to you to convert the share prices for each lot of Admiral Fund shares that you own at the time of the reorganization.


     EXPENSES OF THE REORGANIZATION. Each Admiral Fund and the corresponding Treasury bond fund will bear its own expenses incurred in the reorganization. The expenses for the Short-Term, Intermediate-Term, and Long-Term Treasury Funds, which mainly consist of legal and accounting fees, are expected to be minimal. We expect each Admiral Fund's expenses for the reorganization to total approximately $10,000. These expenses will include: the cost of the special meeting of shareholders; proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement); the expenses of its proposed liquidation and dissolution; and legal and accounting fees.

     WHY WE WANT TO REORGANIZE YOUR FUND. The purpose of this reorganization proposal is to make the Admiral Funds part of Vanguard's "original" Treasury bond funds--the Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds. Vanguard launched the Admiral Funds in 1992 to provide large investors with an expense-advantaged alternative to Vanguard's original Treasury bond funds. The original Treasury bond funds have recently added Admiral Shares, an expense-advantaged share class for large and long-standing investors. Your board of trustees believes that it is in shareholders' best interest simply to reorganize the Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds into original Vanguard Treasury bond funds , in exchange for Admiral Shares of those Funds. In essence, the reorganization will exchange your assets on a tax-free basis to a virtually identical Vanguard fund. Following the reorganization, all shareholders of the Funds as combined will benefit from greater operating economies and an improved ability to maintain low expenses. For instance, the Funds as combined are likely to increase our ability to offset cash flows, which should reduce portfolio transactions costs incurred by buying securities to effect shareholder purchases, or selling securities to meet shareholder redemptions.


================================================================================
                                RECOMMENDED VOTE
YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.
================================================================================

10

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION The Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds are separate series of Vanguard Admiral Funds, an open-end management investment company registered under the Investment Company Act of 1940. Vanguard Admiral Funds was first organized as a Maryland corporation in 1992, and reorganized as a Delaware business trust in 1998. Vanguard Admiral Funds includes one additional series, Vanguard Admiral Treasury Money Market Fund, which is not part of the reorganization proposal.

     The Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds are separate series of Vanguard Fixed Income Securities Funds, which is also an open-end management investment company registered under the Investment Company Act of 1940. Vanguard Fixed Income Securities Funds was first organized as a Maryland corporation in 1972, and has undergone a number of reorganizations since then, the last of which occurred in 1998 when it became a Delaware business trust. Vanguard Fixed Income Securities Funds includes seven additional series, which are not part of the reorganization proposal. In addition, Vanguard Fixed Income Securities Funds has adopted a multiple class plan under which each of its component series offers one to three separate classes of shares: Investor Shares, Admiral Shares, and Institutional Shares.

     Vanguard Admiral Funds and Vanguard Fixed Income Securities Funds are governed by separate but identical Declarations of Trust. The business and affairs of each fund are managed under the direction of a board of trustees. The respective boards of trustees have the same members.


     VOTING RIGHTS. Shareholders of the Funds are entitled to one vote per dollar of investment value. Separate votes are required by each series or class of shares on matters affecting an individual series or class of shares. Shares have noncumulative voting rights and no preemptive or subscription rights. The funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time-to-time for purposes such as electing or removing trustees, changing fundamental investment policies, or approving a significant transaction.

     ASSET SIZE AND PRINCIPAL SHAREHOLDERS. As of the fiscal year ended January 31, 2001, the Funds' total net assets were approximately as follows:


                                                           (000)
      Vanguard Admiral Short Term Treasury Fund         $1,104,108
      Vanguard Admiral Intermediate-Term Treasury Fund  $1,462,865
      Vanguard Admiral Long-Term Treasury Fund           $ 500,812
      Vanguard Short-Term Treasury Fund                 $1,213,402
      Vanguard Intermediate-Term Treasury Fund          $1,794,623
      Vanguard Long-Term Treasury Fund                  $1,365,397



As of the same date, each of the following persons was known to be the beneficial owner of more than 5% of each Fund's outstanding shares:


--------------------------------------------------------------------------------


                                                        OUTSTANDING
FUND                                     INCEPTION         SHARES     5% OWNERS
                                                           (000)
--------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund          12/14/92        108,126       NONE
Admiral Intermediate-Term Treasury Fund   12/14/92        136,715        (1)
Admiral Long-Term Treasury Fund           12/14/92         44,705       NONE
Short-Term Treasury Fund                  10/28/91        117,258      (2)(3)
Intermediate-Term Treasury Fund           10/28/91        164,117        (4)
Long-Term Treasury Fund                    5/19/86        125,465        (5)
--------------------------------------------------------------------------------
(1) Main Line Health Inc. STI, 950 Haverford Rd, Suite 110, Bryn Mawr, Pa. 19010-3121, owns approximately 7,109,087 shares (5.2%).
(2) Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owns approximately 7,389,459 shares (6.3%).
(3) Georgia Pacific Corporation Salaried 401(k) Plan, P.O. Box 105605, Atlanta, GA 30348-5605, owns approximately 20,788,683 (17.7%).
(4) Charles Schwab & Company Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104-4122, owns approximately 14,810,937 shares (9%).
(5) Variable Annuity Life Insurance Company L7-01,2929 Allen Parkway, Houston, TX 77019-2197, owns approximately 18,014,290 shares (14.4%).


As a group, each Fund's trustees and officers owned less than 1% of its outstanding shares as of January 31, 2001.

     EXPENSE RATIOS. For its fiscal year ended January 31, 2001, each Admiral Fund had an expense ratio of 0.15% of its average net assets. Admiral Shares of the Short-Term, Intermediate-Term, and Long-Term Treasury Funds did not become available until February 9, 2001. However, the estimated expense ratio for each Fund's Admiral Shares during the current fiscal year is also 0.15% of average net assets.

     PORTFOLIO BROKERAGE. The portfolio brokerage policies of the Admiral Funds and the corresponding Treasury bond funds are identical. Brokers or dealers who execute transactions for the funds are selected by Vanguard's Fixed Income Group, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters, and market makers, and usually do not involve brokerage commissions, although underwriting commissions and dealer markups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information. The Funds paid no explicit brokerage commissions during the fiscal year ended January 31, 2001. The Funds' portfolio turnover rates for the fiscal year ended January 31, 2001 were as follows:


  Vanguard Admiral Short-Term Treasury Fund.....................286%
  Vanguard Admiral Intermediate-Term Treasury Fund.............. 56%
  Vanguard Admiral Long-Term Treasury Fund...................... 55%
  Vanguard Short-Term Treasury Fund.............................299%
  Vanguard Intermediate-Term Treasury Fund...................... 56%
  Vanguard Long-Term Treasury Fund  .............................49%

12


     CAPITALIZATION. The following table shows, on an unaudited basis, the actual capitalization of each Admiral Fund and the corresponding Treasury bond fund as of January 31, 2001, and the capitalization on a pro forma basis as of that date, giving effect to the reorganization:



--------------------------------------------------------------------------------
                                                      NET ASSET
                                                      VALUE PER      SHARES
                                     NET ASSETS         SHARE      OUTSTANDING
                                        (000)                         (000)
--------------------------------------------------------------------------------
Short-Term Treasury Fund             $1,213,402         $10.35      117,258
Admiral Short-Term Treasury Fund     $1,104,108         $10.21      108,126
Pro Forma
--------------------------------------------------------------------------------
Intermediate-Term Treasury Fund      $1,794,623         $10.94      164,117
Admiral Intermediate-Term
 Treasury Fund                       $1,462,865         $10.70      136,715
Pro Forma
--------------------------------------------------------------------------------
Long-Term Treasury Fund              $1,365,397         $10.88      125,465
Admiral Long-Term Treasury Fund      $  500,812         $11.20       44,705
Pro Forma
--------------------------------------------------------------------------------


GENERAL INFORMATION

This section of the proxy statement provides information on a number of topics relating to proxy voting and shareholder meetings.

PROXY SOLICITATION METHODS. Your Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail (or, electronically, assuming that applicable requirements are met). In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, or through the internet.

PROXY SOLICITATION COSTS. Your Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.


QUORUM. In order for the shareholder meeting to go forward, your Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," "Abstain"). Your Fund will count broker non-votes and abstentions toward a quorum, but not toward the approval of any proposals. Accordingly, a proposal will pass only if a sufficient number of votes are cast "FOR" the prosposal.(Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

REQUIRED VOTE. Passage of the reorganization proposal will require approval by a majority of the votes entitled to be cast.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore you can revoke a prior proxy simply by voting again-at our website, using your original proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to your Fund's Secretary, Raymond J. Klapinsky, at 100 Vanguard Boulevard, Malvern, PA 19355, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for your fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 2002.

NOMINEE ACCOUNTS. Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to: Vanguard Legal Department, P.O. Box 2600, Valley Forge, PA 19482-2600.

ANNUAL/SEMIANNUAL REPORTS. Your Fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600.

LITIGATION. Your fund is not involved in any litigation.

OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.


YOUR FUND AND THE VANGUARD GROUP, INC. Your fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the funds it oversees (and, therefore, the shareholders of those funds). Vanguard provides the funds--more than 100 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis. Vanguard provides your Fund with investment advisory services. Your Fund does not employ an underwriter.

14
                                   APPENDIX A

                             VANGUARD ADMIRAL FUNDS

                                       AND

                     VANGUARD FIXED INCOME SECURITIES FUNDS

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ____, 2001, by and between Vanguard Fixed Income Securities Funds (the "VFISF Trust"), a Delaware business trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Short-Term Treasury Fund, Vanguard Intermediate-Term Treasury Fund, and Vanguard Long-Term Treasury Fund (each an "Acquiring Fund" and, collectively, the "Acquiring Funds") and Vanguard Admiral Funds, (the "Admiral Trust"), a Delaware business trust with its principal place of business at 100
Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund, and Vanguard Admiral Long-Term Treasury Fund (each an "Acquired Fund" and, collectively, the "Acquired Funds").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all or substantially all of the assets of each Acquired Fund to the Corresponding Acquiring Fund, in exchange solely for Admiral Shares of beneficial interest of the Corresponding Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by each Acquiring Fund of the liabilities of the Corresponding Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the VFISF Trust and the Admiral Trust, are both open-end, registered investment companies of the management type and each Acquired Fund owns securities which are assets of the character in which the Corresponding Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Trustees of the VFISF Trust has determined that the exchange of all or substantially all of the assets of each Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of each Acquired Fund by the Corresponding Acquiring Fund is in the best interest of the Acquiring Fund and its Shareholders and that the interest of the existing shareholders of each Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the Admiral Trust has determined that the exchange of all or substantially all of the assets of each Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of each Acquired Fund by the Corresponding Acquiring Fund is in the best interest of each Acquired Fund and its shareholders and that the inter- ests of the existing shareholders of each Acquired Fund would not be diluted as a result of this transaction;

     WHEREAS, the purpose of the Reorganization is to combine the assets of each Acquiring Fund with those of the Corresponding Acquired Fund in an attempt to achieve greater operating economies and maintain low expenses;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF EACH ACQUIRED FUND'S LIABILITIES AND THE LIQUIDATION OF EACH ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representatives and warranties contained herein, each Acquired Fund agrees to transfer all of the its assets as set forth in paragraph 1.2 to the Corresponding Acquiring Fund and such Acquiring Fund agrees in exchange therefor
(i) to deliver to the Corresponding Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Corresponding Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of each Acquired Fund to be acquired by the Corresponding Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

     1.3. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Corresponding Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares).

16
     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, each Acquired Fund will distribute pro rata to the Corresponding Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Corresponding Acquiring Fund to open accounts on the share records of the Corresponding Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date. The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Corresponding Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of each Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1. The value of each Acquired Fund's assets to be acquired by the Corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the normal close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the VFISF Trust's Declaration of Trust and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the VFISF Trust's Declaration of Trust and then-current prospectus or statement of additional information.

     2.3.The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 All computations of value with respect to the Acquiring Fund shall be made by The Vanguard Group, Inc.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be _____, 2001, or such other date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern Standard time. The Closing shall be held at the offices of the VFISF Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Admiral Trust on behalf of each Acquired Fund represents and warrants to the VFISF Trust that for each taxable year of operation since inception (including the taxable year ending on the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such. The Admiral Trust on behalf of each Acquired Fund represents and warrants to the VFISF Trust that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders all of its current and accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.

     4.2. The VFISF Trust on behalf of each Acquiring Fund represents and warrants to the Admiral Trust that for each taxable year of the Acquiring Fund's operation since inception (including the taxable year ending on the Closing
Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and intends to so qualify and elect each taxable year following the Reorganization.

5. COVENANTS OF EACH ACQUIRING FUND AND THE CORRESPONDING ACQUIRED FUND

     5.1. Each Acquiring Fund and each Corresponding Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The Admiral Trust, on behalf of each Acquired Fund, will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4. Each Acquired Fund will distribute to its shareholders on or before the Closing Date all of its current or accumulated investment company taxable income and net realized capital gain, including any such income or gain accruing through the Closing Date.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Acquired Fund or the Corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     6.1 The Board of Trustees of each of the VFISF Trust and the Admiral Trust shall have determined in good faith that (a) participating in the transaction is in the best interest of each Acquiring Fund and the Corresponding Acquired Fund, respectively, and (b) the inter- ests of existing shareholders of each Acquiring Fund and Corresponding Acquired Fund, respectively, will not be diluted as a result of its effecting the transaction.

     6.2. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with the provisions of the Admiral Trust's Declaration of Trust and Bylaws and certified copies of the resolutions evidencing such approval shall have been delivered to the Corresponding Acquiring Fund;

     6.3. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     6.4. All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by each Acquiring Fund or the Corresponding Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Corresponding Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     6.5. Each Acquiring Fund's registration statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     6.6.The Admiral Trust shall have received on the Closing Date the opinion of counsel in a form reasonably satisfactory to the Admiral Trust, and dated as of the Closing Date, to the effect that: (a) the VFISF Trust has been duly formed and is validly existing and in good standing under the laws of the State of Delaware; and (b) the Agreement has been duly authorized, executed and delivered by the VFISF Trust on behalf of each Acquiring Fund and constitutes a valid and legally binding obligation of the Admiral Trust enforceable against the VFISF Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.7. The VFISF Trust shall have received on the Closing Date the opinion of counsel in a form reasonably satisfactory to the VFISF Trust, dated as of the Closing Date, to the effect that: (a) Admiral Trust has been duly formed and is in good standing under the laws of the State of Delaware; (b) the Agreement has been duly authorized, executed and delivered by the Admiral Trust on behalf of each Acquired Fund constitutes a valid and legally binding obligation of the Admiral Trust; and (c) the Agreement is enforceable against the Admiral Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.8 The parties shall have received the opinion of counsel addressed to the VFISF Trust and the Admiral Trust substantially to the effect that the transactions contemplated by this Agreement will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. The Admiral Trust on behalf of each Acquired Fund and the VFISF Trust on behalf of each Acquiring Fund agree to make and provide representations which are reasonably necessary to enable counsel to deliver the opinion referred to in this section. Notwithstanding anything herein to the contrary, neither the VFISF Trust nor the Admiral Trust may waive the condition set forth in this paragraph 6.8.

7. BROKERAGE FEES AND EXPENSES

     7.1. Each Acquiring Fund and the Corresponding Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

     This Agreement may be terminated by the mutual agreement of the VFISF Trust and the Admiral Trust. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

     (a) the Admiral Trust may terminate this Agreement as it pertains to any Acquired Fund by resolution of the Board of Trustees of the Admiral Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of such Acquired Fund or the shareholders of such Acquired Fund; or

20

     (b) the VFISF Trust may terminate this Agreement as it pertains to any Acquiring Fund by resolution of the Board of Trustees of the VFISF Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of such Acquiring Fund or the shareholders of such Acquiring Fund.

9. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Admiral Trust and the VFISF Trust; provided, however, that following the meeting of the Acquired Funds Shareholders called by the Admiral Trust pursuant to paragraph
4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to each Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                             VANGUARD FIXED INCOME
                                    SECURITIES FUNDS ON
                                    BEHALF  OF VANGUARD SHORT-TERM
                                    TREASURY FUND, VANGUARD
                                    INTERMEDIATE-TERM TREASURY FUND
                                    AND VANGUARD LONG-TERM TREASURY FUND



 /s/ Raymond J. Klapinsky           By: /s/ John J. Brennan
---------------------------         -------------------------------------
Secretary                           President & Chief Executive Officer



Attest:                             VANGUARD ADMIRAL FUNDS ON
                                    BEHALF  OF VANGUARD ADMIRAL SHORT-
                                    TERM TREASURY FUND, VANGUARD
                                    ADMIRAL INTERMEDIATE-TERM
                                    TREASURY FUND
                                    AND VANGUARD ADMIRAL LONG-TERM
                                    TREASURY FUND



/s/ Raymond J. Klapinsky            By: /s/ John J. Brennan
---------------------------         -------------------------------------
Secretary                           President & Chief Executive Officer

                      COMBINED PROXY STATEMENT/PROSPECTUS
                               TABLE OF CONTENTS

                                                                   Page
INTRODUCTION.......................................................7

OVERVIEW...........................................................8
   The Proposed Reorganization.....................................8
   Investment Objectives and Policies of Each Fund.................8
   Investment Adviser..............................................8
   Purchase, Redemption, Exchange, and Conversion Information......8
   Federal Income Tax Consequences of the Reorganization...........9

INVESTMENT PRACTICES AND RISK CONSIDERATIONS.......................10
   Investment Objectives...........................................10
   Primary Investment Policies.....................................10
   Primary Risks...................................................10

FEES AND EXPENSES..................................................11

INFORMATION ABOUT THE REORGANIZATION...............................11

ADDITIONAL INFORMATION ABOUT THE FUNDS.............................14

GENERAL INFORMATION................................................16
   Proxy solicitation method.......................................16
   Proxy solicitation costs........................................16
   Quorum..........................................................16
   Revoking your proxy.............................................16
   Shareholder Proposals...........................................16
   Nominee accounts................................................16
   Annual/semiannual reports.......................................16
   Litigation......................................................17
   Other matters...................................................17
   The Vanguard Group, Inc.........................................17

APPENDIX A
   Agreement and Plan of Reorganization............................17

APPENDIX B
   Vanguard Bond Funds Prospectus............................Enclosed


[SHIP]                                      (c)2001 The Vanguard Group, Inc.
[THE VANGUARD GROUP LOGO]                   All rights reserved.
Post Office Box 2600                        Vanguard Marketing
Valley Forge, PA  19482-2600                Corporation, Distributor.
                                            PROX1  022001

VOTE BY TOUCH-TONE PHONE OR THE INTERNET            [THE VANGUARD GROUP(R) LOGO]
----------------------------------------


CALL TOLL-FREE: 1-800-221-0689 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM


(SEE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS       Please detach at perforation
TO VOTE BY INTERNET OR TELEPHONE)                    before mailing

--------------------------------------------------------------------------------
VANGUARD ADMIRAL SHORT-TERM TREASURY FUND (a "Fund")
VANGUARD ADMIRAL INTERMEDIATE-TERM TREASURY FUND (a "Fund")
VANGUARD ADMIRAL LONG-TERM TREASURY FUND (a "Fund")

PROXY SOLICITATION BY THE BOARD OF TRUSTEES


By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Morgan Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 22, 2001 at 9:30 A.M. E.T. and at any adjournments of the meeting. Any one or more Messers. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my share on their behalf. I instruct Messers. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.


xxxxxxxxxxxxxxxxxxxxxxxxx            PLEASE SIGN, DATE AND RETURN PROMPTLY
                                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                           VOTING BY PHONE OR INTERNET

                                     Date

Name & Address                       NOTE: Please sign exactly as your name
                                     appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the persons title.

                                     Signature(s) (and Title(s)), if applicable)

                           CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement for the discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------
             PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.



   VANGUARD ADMIRAL SHORT-TERM TREASURY FUND                                            FOR             AGAINST         ABSTAIN
1. The proposal to reorganize Vanguard Admiral Short-Term Treasury Fund as
   part of Vanguard Short-Term Treasury Fund.                                           [  ]              [  ]            [  ]

   VANGUARD ADMIRAL INTERMEDIATE-TERM TREASURY FUND
2. The proposal to reorganize Vanguard Admiral Intermediate-Term Treasury
   Fund as part of Vanguard Intermediate-Term Treasury Fund.                            [  ]              [  ]            [  ]

   VANGUARD ADMIRAL LONG-TERM TREASURY FUND
3. The prosposal to reorganize Vanguard Admiral Long-Term Treasury Fund as part
   of Vanguard Long-Term Treasury Fund.                                                 [  ]              [  ]            [  ]



                          PLEASE SIGN ON REVERSE SIDE

Registered
----------

Two Low-Cost Ways to Vote Your Proxy

VOTE--IT'S FAST AND CONVENIENT.

The accompanying Proxy Statement outlines an important proposal affecting your Vanguard fund. Help us save on costs--savings we pass along to you in the form of lower fund expenses--by voting online or by telephone. Each method is available 24 hours a day, and each ensures that your vote is confirmed and posted immediately.


You only need to return the voting instruction form if you choose to submit your instructions by paper ballot.

TO VOTE ONLINE:
1. Read the Proxy Statement.
2. Go to www.vanguard.com and click on "Proxy Voting"
3. Enter the CONTROL NUMBER found on your Proxy Card.
4. Follow the simple instructions.

TO VOTE BY TELEPHONE:
1. Read the Proxy Statement.
2. Call toll-free 1-888-221-0689.
3. Enter the CONTROL NUMBER found on your Proxy Card.
4. Follow the simple instructions.


Your Proxy Vote is Important!



(c)2001 The Vanguard Group. All rights reserved
Vanguard Marketing Corporation, Distributor.

Beneficial
----------

Two Low-Cost Ways to Vote Your Proxy

VOTE--IT'S FAST AND CONVENIENT.

The accompanying Proxy Statement outlines an important proposal affecting your Vanguard fund. Help us save on costs--savings we pass along to you in the form of lower fund expenses--by voting online or by telephone. Each method is available 24 hours a day, and each ensures that your vote is confirmed and posted immediately.


You only need to return the voting instruction form if you choose to submit your voting instructions by paper ballot.


TO VOTE ONLINE:
1. Read the Proxy Statement.
2. Go to www.proxyvote.com.
3. Enter the CONTROL NUMBER found on your Voting Instruction Form.
4. Follow the simple instructions.

TO VOTE BY TELEPHONE:
1. Read the Proxy Statement.
2. Call toll-free 1-800-454-8683.
3. Enter the CONTROL NUMBER found on your Voting Instruction Form.
4. Follow the simple instructions.

Your Proxy Vote is Important!

(c)2001 The Vanguard Group. All rights reserved
Vanguard Marketing Corporation, Distributor.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

                            Acquisition of Assets of

                             Vanguard Admiral Funds
                                 P.O. Box 2600
                          Valley Forge, PA 19482-2600
                                 1(610)669-1000
                        By and in Exchange For Shares of


                     VANGUARD FIXED INCOME SECURITIES FUNDS
                                 P.O. Box 2600
                          Valley Forge, PA 19482-2600
                                 1(610)669-1000

                                 MARCH__, 2001


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the proxy statement/prospectus of the Trust and Vanguard Admiral Funds dated March 5, 2001. A copy of the proxy statement/prospectus may be obtained without charge by calling Vanguard at
1-800-662-7447   or  writing  Vanguard  at  P.O.  Box  2600,  Valley  Forge,  PA
19482-2600.

This SAI relates specifically to the proposed reorganization of Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds, into Vanguard
Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively. The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1)  The Vanguard Admiral Funds prospectus dated May 26, 2000;

(2) The Statement of Additional Information for Vanguard Admiral Funds dated May 26, 2000;

(3)  The Vanguard Bond Funds prospectus dated February 9, 2001;

(4) The Statement of Additional Information of Vanguard Bond Funds dated February 9, 2001;

(5) The Vanguard Admiral Funds' annual report to shareholders for the year ended January 31, 2000;

(6) The Vanguard Admiral Funds' semiannual report to shareholders for the six months ended July 31, 2000;

(7) The Vanguard Bond Funds' annual report to shareholders for the year ended January 31, 2000; and

(8) The Vanguard Bond Funds' semiannual report to shareholders for the six months ended July 31, 2000.

                        VANGUARD SHORT-TERM TREASURY FUND
                   VANGUARD ADMIRAL SHORT-TERM TREASURY FUND
                  PRO-FORMA COMBINED PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                  (UNAUDITED)


                                                                                                      VANGUARD
                                                                           VANGUARD SHORT-TERM   ADMIRAL SHORT-TERM     PRO-FORMA
                                                                             TREASURY FUND          TREASURY FUND        COMBINED
                                                                           ------------------    -------------------   -------------




U.S. GOVERNMENT AND AGENCY                                  Maturity       Amount      Value     Amount    Value    Amount     Value
OBLIGATIONS (98.5%)                            Coupon          Date         (000)      (000)      (000)    (000)     (000)     (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.0%)
U.S. Treasury Bill                              5.50%       8/31/2001    $ 29,300   $ 29,391   $ 17,900 $ 17,956  $ 47,200  $ 47,347
U.S. Treasury Bond                              4.25%      11/15/2003     104,500    103,078     78,200   77,136   182,700   180,214
U.S. Treasury Inflation-Indexed Bond           3.531%       1/15/2011      26,000     25,976     24,000   23,978    50,000    49,954
U.S. Treasury Note                             4.419%       1/15/2009      13,000     14,159     12,000   13,070    25,000    27,229
U.S. Treasury Note                             4.750%       2/15/2004                             9,000    8,989     9,000     8,989
U.S. Treasury Note                             5.625%       9/30/2001     113,000    113,519     58,800   59,070   171,800   172,589
U.S. Treasury Note                             5.625%      11/15/2004      98,700    102,130                        98,700   102,130
U.S. Treasury Note                             5.875%       2/15/2004      30,000     30,905     20,000   20,604    50,000    51,509
U.S. Treasury Note                             5.875%      11/15/2004                            84,300   87,229    84,300    87,229
U.S. Treasury Note                              6.25%       6/30/2002      28,000     28,569     20,000   20,407    48,000    48,976
U.S. Treasury Note                              6.25%       8/31/2002      30,000     30,676     49,000   50,105    79,000    80,781
U.S. Treasury Note                             6.375%       9/30/2001                            17,500   17,665    17,500    17,665
U.S. Treasury Note                              6.50%       3/31/2002      32,000     32,611     22,000   22,420    54,000    55,031
U.S. Treasury Note                              6.50%       2/28/2002                             3,500    3,563     3,500     3,563
U.S. Treasury Note                             6.625%        3/3/2002                           167,000  170,434   167,000   170,434
U.S. Treasury Note                             6.375%       6/30/2002      35,000     35,769     25,000   25,549    60,000    61,318
U.S. Treasury Note                             6.625%       3/31/2002     136,700    139,511                       136,700   139,511
U.S. Treasury Note                             6.625%       4/30/2002       5,000      5,110                         5,000     5,110
U.S. Treasury Note                             7.875%      11/15/2004      87,000     95,889     82,000   90,378   169,000   186,267
Bariven, SA Eximbank Guaranteed Export
Financing (U.S. Government Guaranteed)         6.277%       4/15/2001       1,700      1,703                         1,700     1,703
Bariven, SA Eximbank Guaranteed Export
Financing (U.S. Government Guaranteed)         6.277%       1/15/2001                               800      801       800       801
EximBank Guaranteed Export
(U.S. Government Guaranteed)                    5.73%       1/15/2003      21,601     21,618              21,601    21,618
Eximbank Guaranteed Export Financing            5.73%       7/15/2001                            17,142   17,155    17,142    17,155
Guaranteed Export Trust
(U.S. Government Guaranteed)                   6.104%       4/16/2002                             5,217    5,422     5,217     5,422
Guaranteed Export Trust
(U.S. Government Guaranteed)                    7.46%      12/15/2005       5,217      5,422                         5,217     5,422
Guaranteed Trade Trust
(U.S. Government Guaranteed)                   6.104%       7/15/2003      13,958     14,074                        13,958    14,074
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    7.46%       6/15/2003                            16,667   16,805    16,667    16,805
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    5.10%       8/15/2003                            14,114   13,848    14,114    13,848
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    5.10%       6/30/2007      15,599     15,306                        15,599    15,306
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   5.696%        2/1/2005       5,999      6,003      4,500    4,502    10,499    10,505
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   5.735%       1/15/2001                             2,167    2,168     2,167     2,168
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   5.735%       1/15/2002       2,633      2,635                         2,633     2,635
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    5.76%       3/15/2003                            14,667   14,858    14,667    14,858
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   5.926%       11/6/2002                             8,559    8,631     8,559     8,631
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   5.926%       6/15/2005      10,534     10,623                        10,534    10,623
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    7.45%        9/6/2005                            13,636   14,787    13,636    14,787
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    7.45%      12/15/2010      13,636     14,787                        13,636    14,787


Private Export Funding Corp.
(U.S. Government Guaranteed)                    5.65%       3/15/2003       2,658      2,679                         2,658     2,679
Private Export Funding Corp.
(U.S. Government Guaranteed)                    5.73%       1/15/2004      58,385     59,025     65,950   66,673   124,335   125,698
Private Export Funding Corp.
(U.S. Government Guaranteed)                    6.31%       9/30/2004      10,000     10,315     10,000   10,315    20,000    20,630
Private Export Funding Corp.
(U.S. Government Guaranteed)                    6.45%       9/30/2004      40,000     41,444     40,000   41,444    80,000    82,888
Private Export Funding Corp.
(U.S. Government Guaranteed)                    7.65%       5/15/2006      15,500     17,069     14,500   15,968    30,000    33,037
Private Export Funding Corp.
(U.S. Government Guaranteed)                    8.40%       7/31/2001       5,000      5,074                         5,000     5,074
Vendee Mortgage Trust
(U.S. Government Guaranteed)                    7.25%       8/15/2004       4,040      4,126                         4,040     4,126
Vendee Mortgage Trust
(U.S. Government Guaranteed)                    7.25%      12/18/2015                             3,936    4,019     3,936     4,019
                                                                                   ---------           ---------          ----------
                                                                                   1,019,196             945,949           1,965,145
AGENCY BONDS AND NOTES (8.0%)
Federal Home Loan Bank Global Note             5.125%       1/13/2003                             7,000    7,010     7,000     7,010
Federal Home Loan Bank                         5.675%       8/18/2003      15,800     16,007                        15,800    16,007
Federal Home Loan Mortgage Corp.                6.00%        8/1/2006                            13,711   13,666    13,711    13,666
Federal Home Loan Mortgage Corp.                6.00%        8/1/2006                            22,628   22,553    22,628    22,553
Federal Home Loan Mortgage Corp.                6.25%       7/15/2004                             3,000    3,090     3,000     3,090
Federal Home Loan Mortgage Corp.               6.875%       1/15/2005      15,500     16,320        300    3,159    15,800    19,479
Federal Home Loan Mortgage Corp.                7.00%       7/15/2005      20,500     21,798     17,500   18,608    38,000    40,406
Federal Home Loan Mortgage Corp.
Structured Pass-Through Certificates           5.969%       2/25/2016       6,250      6,250                         6,250     6,250
Federal National Mortgage Assn.                5.125%       2/13/2004       6,000      5,990                         6,000     5,990
Federal National Mortgage Assn.                 6.13%        6/3/2004      30,000     30,282     25,000   25,235    55,000    55,517
                                                                                   ---------           ---------          ----------
                                                                                      96,647              93,321             189,968
MORTGAGE-BACKED SECURITIES

Federal Home Loan Mortgage Corp.               5.969%       1/25/2003                             5,750    5,750     5,750     5,750
Federal Home Loan Mortgage Corp.                6.00%        8/1/2006      40,770     40,636     21,200   21,137    61,970    61,773
Federal National Mortgage Assn.                 6.00%        4/1/2006      14,632     14,588                        14,632    14,588
Federal National Mortgage Assn.                 7.00%        1/1/2025      23,500     23,937     21,500   21,900    45,000    45,837
                                                                                   ---------           ---------          ----------
                                                                                      79,161              48,787             127,948
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                       1,195,004           1,088,057           2,283,061

TEMPORARY CASH INVESTMENTS
Repurchase Agreements
Collateralized by U.S. Government
Pooled Cash Account                             5.70%        2/1/2001      28,768     28,768     25,772   25,772    54,540    54,540

                                                5.71%        2/1/2001      68,788     68,788     41,731   41,731   110,519   110,519
                                                                                   ---------           ---------          ----------
TOTAL TEMPORARY CASH INVESTMENTS                                                      97,556              67,503             165,059
                                                                                   ---------           ---------          ----------


TOTAL INVESTMENTS                                                                  1,292,560           1,155,560           2,448,120
                                                                                   ---------           ---------          ----------
OTHER ASSETS AND LIABILITIES-NET                                                     (79,158)            (51,452)          (130,610)
                                                                                   ---------           ---------           ---------
NET ASSETS                                                                        $1,213,402          $1,104,108          $2,317,510
                                                                                   =========           =========          ==========

                    VANGUARD INTERMEDIATE-TERM TREASURY FUND
                VANGUARD ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                   PRO-FORMA COMBINED PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                   (UNAUDITED)


                                                                                                      VANGUARD
                                                                    VANGUARD INTERMEIDATE-TERM  ADMIRAL INTERMEDIATE-TERM PRO-FORMA
                                                                             TREASURY FUND          TREASURY FUND          COMBINED
                                                                           ------------------    -------------------   -------------




U.S. GOVERNMENT AND AGENCY                                  Maturity       Amount      Value     Amount    Value    Amount     Value
OBLIGATIONS                                    Coupon          Date         (000)      (000)      (000)    (000)     (000)     (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
U.S. Treasury Bond                              7.50%      11/15/2016    $ 75,670   $ 90,940   $ 63,315 $ 76,092 $ 138,985 $ 167,032
U.S. Treasury Bond                             9.875%      11/15/2015      17,650     25,373     15,775   22,678    33,425    48,051
U.S. Treasury Bond                            10.375%      11/15/2012     224,300    289,439    180,850  233,371   405,150   522,810
U.S. Treasury Bond                             11.25%       2/15/2015       5,100      7,971      3,900    6,096     9,000    14,067
U.S. Treasury Inflation-Indexed Note           3.531%       1/15/2011       9,000      8,992      7,300    7,293    16,300    16,285
U.S. Treasury Inflation-Indexed Note           4.123%       4/15/2029      54,063     59,940     42,085   46,660    96,148   106,600
U.S. Treasury Note                             5.625%       5/15/2008       2,000      2,064     11,000   11,349    13,000    13,413
U.S. Treasury Note                              5.75%       8/15/2010      10,000     10,442      9,000    9,398    19,000    19,840
U.S. Treasury Note                              6.00%       8/15/2009      80,600     85,181     64,050   67,691   144,650   152,872
U.S. Treasury Note                             6.125%       8/15/2007     208,800    221,034    169,800  179,748   378,600   400,782
U.S. Treasury Note                              6.50%      10/15/2006      76,750     82,403     62,800   67,425   139,550   149,828
U.S. Treasury Note                              6.50%       2/15/2010      31,050     33,971     25,000   27,352    56,050    61,323
U.S. Treasury Note                             6.625%       5/15/2007       8,000      8,674      7,300    7,915    15,300    16,589
U.S. Treasury Note                             6.875%       5/15/2006      40,450     44,043     36,200   39,415    76,650    83,458
U.S. Treasury Note                              7.00%       7/15/2006     203,200    222,539    163,200  178,732   366,400   401,271
Export Funding Trust
(U.S. Government Guaranteed)                    8.21%       5/30/2004                             6,149    6,666     6,149     6,666
Export Funding Trust
(U.S. Government Guaranteed)                    8.21%      12/29/2006       1,225      1,328                         1,225     1,328
Government Export Trust
(U.S. Government Guaranteed)                    6.00%       1/27/2003                             5,305    5,365     5,305     5,365
Government Export Trust
(U.S. Government Guaranteed)                    6.00%       3/15/2005       8,854      8,954                         8,854     8,954
Government Export Trust
(U.S. Government Guaranteed)                    7.39%       9/26/2003                             1,311    1,371     1,311     1,371
Government Export Trust
(U.S. Government Guaranteed)                    7.46%       6/15/2003                             6,957    7,230     6,957     7,230
Guaranteed Export Trust
(U.S. Government Guaranteed)                    7.46%      12/15/2005      16,739     17,396                        16,739    17,396
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    6.69%       1/15/2005                            14,837   15,435    14,837    15,435
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    6.69%       1/15/2009      23,314     24,253                        23,314    24,253
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    7.02%        9/1/2004       7,083      7,281                         7,083     7,281
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    7.39%       6/26/2006       2,814      2,944                         2,814     2,944
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    7.80%       5/16/2003                             5,000    5,317     5,000     5,317
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    7.80%       8/15/2006       5,381      5,722                         5,381     5,722
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    8.17%       7/15/2003                             2,000    2,154     2,000     2,154
Guaranteed Trade Trust
(U.S. Government Guaranteed)                    8.17%       1/15/2007       4,500      4,846                         4,500     4,846
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    5.94%       3/21/2003                             2,895    2,921     2,895     2,921
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    5.94%       6/20/2006      11,579     11,682                        11,579    11,682
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    6.08%       7/13/2002      14,372     14,530                        14,372    14,530


Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    6.08%       8/15/2004      14,372     14,530                        14,372    14,530
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   6.726%       6/16/2005                             7,826    8,125     7,826     8,125
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                   6.726%       9/15/2010      14,783     15,347                        14,783    15,347
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    6.75%      12/15/2003                            10,667   11,089    10,667    11,089
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    6.75%      12/15/2008       8,867      9,218        -          -     8,867     9,218
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    7.05%      11/15/2013      27,857     29,576     39,464   41,899    67,321    71,475
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    7.60%       5/14/2007                            11,000   12,024    11,000    12,024
Overseas Private Investment Corp.
(U.S. Government Guaranteed)                    7.60%      12/15/2012      14,000     15,303                        14,000    15,303
Private Export Funding Corp.
(U.S. Government Guaranteed)                    5.25%       5/15/2005      17,350     17,266     10,150   10,101    27,500    27,367
Private Export Funding Corp.
(U.S. Government Guaranteed)                    5.75%       1/15/2008      33,000     33,110     27,000   27,090    60,000    60,200
Private Export Funding Corp.
(U.S. Government Guaranteed)                    5.87%       7/31/2008      73,300     74,076     49,800   50,327   123,100   124,403
Private Export Funding Corp.
(U.S. Government Guaranteed)                    6.49%       7/15/2007       8,500      8,922      5,500    5,773    14,000    14,695
Private Export Funding Corp.
(U.S. Government Guaranteed)                    7.11%       4/15/2007      14,210     15,348     14,125   15,255    28,335    30,603
Private Export Funding Corp.
(U.S. Government Guaranteed)                    7.20%       1/15/2010       7,200      7,866      5,700    6,227    12,900    14,093
Private Export Funding Corp.
(U.S. Government Guaranteed)                    7.25%       6/15/2010      75,420     83,339     60,500   66,853   135,920   150,192
Private Export Funding Corp.
(U.S. Government Guaranteed)                    7.65%       5/15/2006       8,325      9,168      6,675    7,351    15,000    16,519
                                                                                 -----------           ---------          ----------
                                                                                   1,610,481           1,304,318           2,914,799

AGENCY BONDS AND NOTES
Federal Home Loan Mortgage Corp.                7.00%       3/15/2010      20,130     21,744     18,870   20,383    39,000    42,127
Federal National Mortgage Assn.                6.625%      11/15/2010      82,600     87,388     58,050   61,415   140,650   148,803
Federal National Mortgage Assn.                 7.00%       7/15/2005       2,430      2,584      1,700    1,808     4,130     4,392
Federal National Mortgage Assn.                 7.30%       5/25/2010      16,500     17,849     13,500   14,604    30,000    32,453
                                                                                 -----------           ---------          ----------
                                                                                     129,565              98,210             227,775
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                       1,740,046           1,402,528           3,142,574
                                                                                 -----------           ---------          ----------


TEMPORARY CASH INVESTMENTS
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a
Pooled Cash Account                             5.70%        2/1/2001      37,086     37,086     39,359   39,359    76,445    76,445

                                                5.71%        2/1/2001     256,782    256,782    284,163  284,163   540,945   540,945
                                                                                 -----------           ---------          ----------
TOTAL TEMPORARY CASH INVESTMENTS                                                     293,868             323,522             617,390
                                                                                 -----------           ---------          ----------
TOTAL INVESTMENTS                                                                  2,033,914           1,726,050           3,759,964
                                                                                 -----------           ---------          ----------
OTHER ASSETS & LIABILITIES-NET                                                      (239,291)          (263,185)           (502,476)
                                                                                 -----------           ---------          ----------
NET ASSETS                                                                        $1,794,623          $1,462,865          $3,257,488

                        VANGUARD LONG-TERM TREASURY FUND
                    VANGUARD ADMIRAL LONG-TERM TREASURY FUND
                   PRO-FORMA COMBINED PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 2001
                                   (UNAUDITED)


                                                                                                      VANGUARD
                                                                          VANGUARD LONG-TERM     ADMIRAL LONG-TERM        PRO-FORMA
                                                                             TREASURY FUND          TREASURY FUND          COMBINED
                                                                           ------------------    -------------------   -------------




U.S. GOVERNMENT AND AGENCY                                  Maturity       Amount      Value     Amount    Value    Amount     Value
OBLIGATIONS                                    Coupon          Date         (000)      (000)      (000)    (000)     (000)     (000)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
U.S. Treasury Bond                              6.00%       2/15/2026       $ 300      $ 315      $ 100    $ 105     $ 400     $ 420
U.S. Treasury Bond                              6.25%       5/15/2030      55,150     60,889     20,380   22,501    75,530    83,390
U.S. Treasury Bond                             6.375%       8/15/2027      65,950     72,696     24,100   26,565    90,050    99,261
U.S. Treasury Bond                              6.75%       8/15/2026     131,250    150,899     46,585   53,559   177,835   204,458
U.S. Treasury Bond                             6.875%       8/15/2025       6,750      7,852      2,600    3,025     9,350    10,877
U.S. Treasury Bond                              7.50%      11/15/2016      31,500     37,857     11,805   14,187    43,305    52,044
U.S. Treasury Bond                             7.875%       2/15/2021     145,102    183,962     53,379   67,674   198,481   251,636
U.S. Treasury Bond                             8.125%       5/15/2021     173,250    225,182     63,650   82,729   236,900   307,911
U.S. Treasury Bond                             8.125%       8/15/2019      74,815     96,301     27,758   35,730   102,573   132,031
U.S. Treasury Bond                             8.875%       2/15/2019      99,710    136,465     36,753   50,301   136,463   186,766
U.S. Treasury Bond                              9.25%       2/15/2016      65,650     90,369     24,125   33,209    89,775   123,578
U.S. Treasury Bond                             9.875%      11/15/2015      74,650    107,315     27,575   39,641   102,225   146,956
U.S. Treasury Inflation-Indexed Note           4.123%       4/15/2029      37,435     41,505     13,404   14,861    50,839    56,366
Private Export Funding Corp.
(U.S.Government Guaranteed)                     6.67%       9/15/2009      12,000     12,685      4,000    4,228    16,000    16,913
Private Export Funding Corp.
(U.S.Government Guaranteed)                     7.20%       1/15/2010       5,150      5,626      1,950    2,130     7,100     7,756
Private Export Funding Corp.
(U.S.Government Guaranteed)                     7.25%       6/15/2010      47,430     52,410     16,650   18,398    64,080    70,808
                                                                                 -----------           ---------          ----------
                                                                                   1,282,328             468,843           1,751,171
AGENCY BONDS & NOTES
Federal Home Loan Bank                          5.80%        9/2/2008      45,700     45,622     16,625   16,597    62,325    62,219
Federal Home Loan Mortgage Corp.                7.00%       3/15/2010       6,500      7,021      3,650    3,943    10,150    10,964
                                                                                      52,643              20,540              73,183
                                                                                 -----------           ---------          ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                             1,334,971             489,383           1,824,354
                                                                                 -----------           ---------          ----------

TEMPORARY CASH INVESTMENTS
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a
Pooled Cash Account                             5.70%        2/1/2001       2,887      2,887      1,202    1,202     4,089     4,089

                                                5.71%        2/1/2001      74,249     74,249     18,232   18,232    92,481    92,481
                                                                                 -----------           ---------          ----------
TOTAL TEMPORARY CASH INVESTMENTS                                                      77,136              19,434              96,570
                                                                                 -----------           ---------          ----------
TOTAL INVESTMENTS                                                                  1,412,107             508,817           1,920,924
                                                                                 -----------           ---------          ----------
OTHER ASSETS AND LIABILITIES - NET                                                   (46,710)             (8,005)           (54,715)
                                                                                 -----------           ---------          ----------
NET ASSETS                                                                       $ 1,365,397           $ 500,812          $1,866,209

                                                                                ===========           =========          ==========


                        VANGUARD SHORT-TERM TREASURY FUND
                    VANGUARD ADMIRAL SHORT-TERM TREASURY FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                      Vanguard
                                                                     Vanguard          Admiral
                                                                   Short-Term       Short-Term
                                                                     Treasury         Treasury       Pro Forma
                                                                         Fund             Fund        Combined
                                                                         (000)            (000)           (000)
                                                                 -----------------------------------------------
ASSETS

Investment Securities, at Value                                   $ 1,292,560      $ 1,155,560     $ 2,448,120
  (Cost $1,271,084, $1,136,016, and $2,407,100 respectively)
Cash                                                                    6,281            5,779          12,060
Accrued Income Receivable                                              15,952           14,686          30,638
Receivables for Investment Securities Sold                                  -                -               -
Receivables for Capital Shares Issued                                   1,577              299           1,876
Other Assets                                                              544              465           1,009
                                                                 -----------------------------------------------
      Total Assets                                                  1,316,914        1,176,789       2,493,703
                                                                 -----------------------------------------------
LIABILITIES

Income Dividends Payable                                                  682            1,148           1,830
Payables for Investment Securities Purchased                           30,597           27,566          58,163
Payables for Capital Shares Redeemed                                    2,344            1,528           3,872
Security Lending Collateral Payable to Brokers                         68,788           41,731         110,519
Other Liabilities                                                       1,101              708           1,809
                                                                 -----------------------------------------------
      Total Liabilities                                               103,512           72,681         176,193
                                                                 -----------------------------------------------

NET ASSETS                                                        $ 1,213,402      $ 1,104,108     $ 2,317,510
                                                                 ===============================================

SHARES OUTSTANDING                                                    117,258          108,126         223,935

NET ASSET VALUE PER SHARE                                             $ 10.35          $ 10.21         $ 10.35
                                                                 ===============================================


                    VANGUARD INTERMEDIATE-TERM TREASURY FUND
                VANGUARD ADMIRAL INTERMEDIATE-TERM TREASURY FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2001
                                   (UNAUDITED)

                                                                                      Vanguard

                                                                     Vanguard          Admiral
                                                            Intermediate-TermIntermediate-Term
                                                                     Treasury         Treasury       Pro Forma
                                                                         Fund             Fund        Combined
                                                                        (000)            (000)           (000)
                                                                 -----------------------------------------------
ASSETS

Investment Securities, at Value                                   $ 2,033,914      $ 1,726,050     $ 3,759,964
      (Cost $1,945,141, $1,666,105, and $3,611,246, respectively)
Cash                                                                        -           27,000          27,000
Accrued Income Receivable                                                 452           20,559          21,011
Receivables for Investment Securities Sold                             54,780                -          54,780
Receivables for Capital Shares Issued                                   3,026            3,532           6,558
Other Assets                                                              484              343             827
                                                                 -----------------------------------------------
      Total Assets                                                  2,092,656        1,777,484       3,870,140
                                                                 -----------------------------------------------

LIABILITIES

Income Dividends Payable                                                2,008            1,548           3,556
Payables for Investment Securities Purchased                                -           27,000          27,000
Payables for Capital Shares Redeemed                                    7,820            1,142           8,962
Security Lending Collateral Payable to Brokers                        256,782          284,163         540,945
Other Liabilities                                                      31,423              766          32,189
                                                                 -----------------------------------------------
      Total Liabilities                                               298,033          314,619         612,652
                                                                 -----------------------------------------------
NET ASSETS                                                        $ 1,794,623      $ 1,462,865     $ 3,257,488
                                                                 ===============================================

SHARES OUTSTANDING                                                    164,117          136,715         297,834


NET ASSET VALUE PER SHARE                                             $ 10.94          $ 10.70         $ 10.94
                                                                 ===============================================


                        VANGUARD LONG-TERM TREASURY FUND
                    VANGUARD ADMIRAL LONG-TERM TREASURY FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2001
                                   (UNAUDITED)



                                                                                      Vanguard

                                                                     Vanguard          Admiral
                                                                    Long-Term        Long-Term
                                                                     Treasury         Treasury       Pro Forma
                                                                         Fund             Fund        Combined
                                                                         (000)            (000)           (000)
                                                                 -----------------------------------------------
ASSETS

Investment Securities, at Value                                   $ 1,412,107        $ 508,817     $ 1,920,924
      (Cost $1,294,491,  $473,517, and $1,768,008, respectively)
Cash                                                                   17,160                -          17,160
Accrued Income Receivable                                              29,638           10,872          40,510
Receivables for Investment Securities Sold                                  -                -               -
Receivables for Capital Shares Issued                                   2,466              365           2,831
Other Assets                                                              328              178             506
                                                                 -----------------------------------------------
      Total Assets                                                  1,461,699          520,232       1,981,931
                                                                 -----------------------------------------------
LIABILITIES

Income Dividends Payable                                                1,092              513           1,605
Payables for Investment Securities Purchased                           16,701                -          16,701
Payables for Capital Shares Redeemed                                    2,704              459           3,163
Security Lending Collateral Payable to Brokers                         74,249           18,232          92,481
Other Liabilities                                                       1,556              216           1,772
                                                                 -----------------------------------------------
      Total Liabilities                                                96,302           19,420         115,722
                                                                 -----------------------------------------------
NET ASSETS                                                        $ 1,365,397        $ 500,812     $ 1,866,209
                                                                 ===============================================
SHARES OUTSTANDING                                                    125,465           44,705         171,496

NET ASSET VALUE PER SHARE                                             $ 10.88          $ 11.20         $ 10.88
                                                                 ===============================================


                        VANGUARD SHORT-TERM TREASURY FUND
                    VANGUARD ADMIRAL SHORT-TERM TREASURY FUND
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                JANUARY 31, 2001
                                   (UNAUDITED)


                                                                Vanguard
                                                   Vanguard      Admiral
                                                 Short-Term   Short-Term
                                                   Treasury     Treasury                Adjustments    Pro Forma
                                                       Fund         Fund     Combined       (Note 3)    Combined
                                                       (000)        (000)        (000)         (000)        (000)
                                                -----------------------------------------------------------------
INVESTMENT INCOME
Interest                                           $ 71,669     $ 66,446    $ 138,115                  $ 138,115
Security Lending                                        213          210          423                        423
                                                -----------------------------------------------------------------
      Total Income                                   71,882       66,656      138,538             -      138,538
                                                -----------------------------------------------------------------
EXPENSES
The Vanguard Group

      Investment Advisory Services                      133          124          257                        257
      Management and Administrative                   2,808        1,273        4,081                      4,081
      Marketing and Distribution                        165          178          343                        343
Custodian Fees                                           18           35           53           (10)          43
Auditing Fees                                             7            7           14            (7)           7
Shareholders' Reports                                    54            6           60                         60
Trustees' Fees and Expenses                               2            1            3                          3
                                                -----------------------------------------------------------------
      Total Expenses                                  3,187        1,624        4,811           (17)       4,794
                                                -----------------------------------------------------------------
NET INVESTMENT INCOME                                68,695       65,032      133,727            17      133,744
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                            2,155        1,012        3,167                      3,167
Futures Contracts                                      (289)           -         (289)                      (289)
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              1,866        1,012        2,878             -        2,878
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                44,812       42,687       87,499                     87,499
Futures Contracts                                         -            -            -                          -
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     44,812       42,687       87,499             -       87,499
                                                -----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                         $115,373    $ 108,731    $ 224,104          $ 17    $ 224,121
                                                =================================================================



                    VANGUARD INTERMEDIATE-TERM TREASURY FUND
                    VANGUARD INTERMEDIATE-TERM TREASURY FUND
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                JANUARY 31, 2001
                                   (UNAUDITED)


                                                                Vanguard
                                                   Vanguard      Admiral
                                          Intermediate-Term   Intermediate-Term
                                                   Treasury     Treasury                Adjustments    Pro Forma
                                                       Fund         Fund     Combined       (Note 3)    Combined
                                                       (000)        (000)        (000)         (000)        (000)
                                                -----------------------------------------------------------------
INVESTMENT INCOME                                 $ 107,400      $85,427     $192,827                   $192,827
Interest
Security Lending                                        729          560        1,289                      1,289
                                                -----------------------------------------------------------------
      Total Income                                  108,129       85,987      194,116           -        194,116
                                                -----------------------------------------------------------------
EXPENSES
The Vanguard Group

      Investment Advisory Services                      188          150          338                        388
      Management and Administrative                   4,060        1,600        5,660                      5,660
      Marketing and Distribution                        236          201          437                        437
Custodian Fees                                           17           26           43            (8)          35
Auditing Fees                                             7            7           14            (7)           7
Shareholders' Reports                                    82            8           90                         90
Trustees' Fees and Expenses                               3            2            5                          5
                                                -----------------------------------------------------------------
      Total Expenses                                  4,593        1,994        6,587           (15)       6,572
                                                -----------------------------------------------------------------
NET INVESTMENT INCOME                               103,536       83,993      187,529            15      187,544
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                            4,470        4,526        8,996                      8,996
Futures Contracts                                      (37)           -          (37)                       (37)
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              4,433        4,526        8,959            -         8,959
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                               139,543      111,578      251,121                    251,121
Futures Contracts                                       246          189          435                        435
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    139,789      111,767      251,556            -       251,556
                                                -----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                         $247,758     $200,286     $448,044          $  15    $448,059
                                                =================================================================



                        VANGUARD LONG-TERM TREASURY FUND
                    VANGUARD ADMIRAL LONG-TERM TREASURY FUND
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                JANUARY 31, 2001
                                   (UNAUDITED)


                                                                Vanguard
                                                   Vanguard      Admiral
                                                 Long-Term     Long-Term
                                                   Treasury     Treasury                Adjustments    Pro Forma
                                                       Fund         Fund     Combined       (Note 3)    Combined
                                                       (000)        (000)        (000)         (000)        (000)
                                                -----------------------------------------------------------------
INVESTMENT INCOME                                  $ 75,896      $27,525     $103,421                   $103,421
Interest
Security Lending                                        189           56          245                        245
                                                -----------------------------------------------------------------
      Total Income                                   76,085       27,581      103,666           -        103,666
                                                -----------------------------------------------------------------
EXPENSES
The Vanguard Group

      Investment Advisory Services                      136           50          186                        186
      Management and Administrative                   3,066          520        3,586                      3,586
      Marketing and Distribution                        173           66          239                        239
Custodian Fees                                           15           15           30            (8)          22
Auditing Fees                                             7            6           13            (6)           7
Shareholders' Reports                                    68            4           72                         72
Trustees' Fees and Expenses                               2            1            3                          3
                                                -----------------------------------------------------------------
      Total Expenses                                  3,467          662        4,129           (14)       4,115
                                                -----------------------------------------------------------------
NET INVESTMENT INCOME                                72,618       26,919       99,537            14       99,551
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                            1,085         (176)         909                        909
Futures Contracts                                       141            -          141                        141
                                                -----------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              1,226         (176)       1,050           -          1,050
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                               133,631       49,567      183,198                    183,198
Futures Contracts                                        38           16           54                         54
                                                -----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)    133,669       49,583      183,252           -        183,252
                                                -----------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                         $207,513      $76,326     $283,839            $14    $283,853
                                                =================================================================


                     Vanguard Fixed Income Securities Funds
                             Vanguard Admiral Funds
                Notes to Pro Forma Combined Financial Statements
                                January 31, 2001
                                   (Unaudited)

1.   Basis of Combination

     The Pro Forma Combined Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Combined Financial Statements") reflect the accounts of certain funds of Vanguard Fixed Income Securities Fund ("VFIS") and certain funds of Vanguard Admiral Funds ("Admiral") for the year ended January 31, 2001. These statements have been derived from the funds' books and records utilized in calculating net asset values at January 31, 2001 for VFIS and Admiral funds.

     The Pro Forma Combined Financial Statements give effect to the proposed transfer of all assets and stated liabilities of certain Admiral funds in exchange for shares of certain VFIS funds. Pursuant to the proposed transfer, the assets and liabilities of Vanguard Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds will be exchanged for admiral class shares in Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, respectively. The Pro Forma Combined Financial Statements do not reflect the expenses of any fund in carrying out its obligations under the Agreement and Plan of Reorganization.

     The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each VFIS and Admiral fund incorporated by reference in their respective Statements of Additional Information.

2.   Capital Shares

     The pro forma combined net asset value per share assumes the issuance of additional shares of each VFIS fund that would have been issued at January 31, 2001 in connection with the proposed reorganization. The number of additional shares assumed to be issued by each VFIS fund was calculated based on the January 31, 2001 net assets of each Admiral fund and the per share net asset value of the corresponding VFIS fund. The pro forma combined number of shares outstanding consists of the additional shares issued in the reorganization calculated as described above, plus the VFIS shares outstanding at January 31, 2001.

3.   Pro Forma Combined Operating Expenses

     Each Pro Forma Combined Statement of Operations assumes that the reorganization took effect on February 1, 2000 and that gross investment income from the investments of each fund would be unchanged. Accordingly, the pro forma combined gross investment income is equal to the sum of each fund's gross investment income. Pro forma combined operating expenses include the actual expenses of the funds, adjusted for certain items that are factually supportable to more closely reflect the expenses of the combined entity. Accordingly, custodian and audit fees have been reduced to reflect economies expected to be derived as a result of the combination.

                                                    VANGUARD
                                                    ADMIRAL FUNDS(R)

                                                    Prospectus
                                                    May 26, 2000


-----------------------
VANGUARD ADMIRAL
TREASURY MONEY
MARKET FUND

VANGUARD ADMIRAL
SHORT-TERM
TREASURY FUND

VANGUARD ADMIRAL
INTERMEDIATE-TERM
TREASURY FUND

VANGUARD ADMIRAL
LONG-TERM
TREASURY FUND


This prospectus contains
financial data for the
Funds through the
fiscal year ended
January 31, 2000.


                                                    [Members of
                                                    The Vanguard Group(R)]

VANGUARD ADMIRAL FUNDS
Prospectus
May 26, 2000

A Group of Fixed-Income Treasury Mutual Funds

--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO VANGUARD             19 DIVIDENDS, CAPITAL GAINS, AND TAXES
  ADMIRAL FUNDS
                                          21 SHARE PRICE
2 FUND PROFILES
                                          22 FINANCIAL HIGHLIGHTS
   2 Vanguard Admiral Treasury Money
     Market Fund                          25 INVESTING WITH VANGUARD

   5 Vanguard Admiral Short-Term             25 Services and Account Features
     Treasury Fund
                                             26 Types of Accounts
   8 Vanguard Admiral Intermediate-
     Term Treasury Fund                      27 Buying Shares

  11 Vanguard Admiral Long-Term              29 Redeeming Shares
     Treasury Fund
                                             33 Transferring Registration
14 MORE ON THE FUNDS
                                             33 Fund and Account Updates
18 THE FUNDS AND VANGUARD
                                          GLOSSARY (inside back cover)
19 INVESTMENT ADVISER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of each of the Vanguard Admiral Funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide which Fund, if any, is the right investment for you. We suggest that you keep it for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMPORTANT NOTE
The minimum initial investment for each of the Funds is $50,000.
--------------------------------------------------------------------------------


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INTRODUCTION TO VANGUARD ADMIRAL FUNDS

This prospectus provides information about the four Vanguard Admiral Funds. Each of these Funds seeks to provide current income. The Treasury Money Market Fund also seeks to maintain a stable share price of $1. To achieve its objective, each Fund invests primarily in securities backed by the full faith and credit of the U.S. government. The Funds differ, however, in terms of the dollar-weighted average maturity of their holdings, as shown in the following table. As a result, the relative levels of income provided by the Funds will vary to some extent, with the Long-Term Treasury Fund providing the highest level. The Funds' levels of risk will also vary, with the Treasury Money Market Fund having the lowest level and the Long-Term Treasury Fund generally having the highest.

--------------------------------------------------------------------------------
                                               DOLLAR-WEIGHTED
FUND                                           AVERAGE MATURITY
--------------------------------------------------------------------------------
Admiral Treasury Money Market                  90 days or less
Admiral Short-Term Treasury                        1-3 years
Admiral Intermediate-Term Treasury                 5-10 years
Admiral Long-Term Treasury                        15-30 years
--------------------------------------------------------------------------------

     On the following pages, you'll find profiles that summarize key features of each Fund. Following the profiles, there is important additional information common to all of the Funds.

2

FUND PROFILE--VANGUARD(R) ADMIRAL(TM) TREASURY MONEY MARKET FUND

The following profile summarizes key features of Vanguard Admiral Treasury Money Market Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and preserve investors' principal, while maintaining liquidity and a stable share price of $1.

INVESTMENT STRATEGIES

The Fund invests solely in high-quality, short-term money market securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with a maturity of 13 months or less, and by maintaining a dollar-weighted average maturity of 90 days or less. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT FALLING INTEREST RATES WILL CAUSE THE FUND'S INCOME--AND THUS ITS TOTAL RETURN--TO DECLINE. INCOME RISK IS GENERALLY HIGH FOR FUNDS THAT INVEST IN SHORT-TERM SECURITIES. The Fund is also subject to:

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years and since inception compare with those of a money market index and an average money market fund. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1993     2.99%
                                 1994     3.99%
                                 1995     5.66%
                                 1996     5.26%
                                 1997     5.29%
                                 1998     5.18%
                                 1999     4.74%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 1.33%.
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 1.42% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.73% (quarter ended June 30, 1993).

--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                    SINCE
                                         1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Vanguard Admiral Treasury Money
  Market Fund                             4.74%       5.23%         4.72%
Salomon Smith Barney 3-Month
  Treasury Index                          4.74        5.20          4.75
Average U.S. Treasury Money
  Market Fund**                           4.23        4.74          4.26
--------------------------------------------------------------------------------
 *December 14, 1992.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

     If you would like to know the current seven-day yield for the Fund, call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended January 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.12%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
          1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------
           $15               $48             $85               $192
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS                                         MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on   $50,000
the first business day of each month
                                                  NEWSPAPER ABBREVIATION
INVESTMENT ADVISER                                VangAdmUST
The Vanguard Group, Valley Forge, Pa.,
since inception                                   VANGUARD FUND NUMBER
                                                  011
INCEPTION DATE
December 14, 1992                                 CUSIP NUMBER
                                                  921932109
NET ASSETS AS OF JANUARY 31, 2000
$5.6 billion                                      TICKER SYMBOL
                                                  VUSXX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) ADMIRAL(TM) SHORT-TERM TREASURY FUND

The following profile summarizes key features of Vanguard Admiral Short-Term Treasury Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income and preserve investors' principal.

INVESTMENT STRATEGIES

The Fund invests at least 85% of its assets in high-quality, short-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund will generally maintain a dollar-weighted average maturity of between one and three years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is subject to several risks, any of which could cause investors to lose money. These include:

- Income risk, which is the chance that falling interest rates will cause the Fund's income--and thus its total return--to decline. Income risk is generally high for short-term bond funds.
- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is low to moderate for short-term bond funds.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years and since inception compare with those of a broad-based bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1993      6.49%
                                 1994     -0.34%
                                 1995     12.27%
                                 1996      4.46%
                                 1997      6.49%
                                 1998      7.51%
                                 1999      1.86%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 1.35%.
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 3.79% (quarter ended March 31, 1995) and the lowest return for a quarter was -1.07% (quarter ended March 31, 1994).

6


--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                    SINCE
                                         1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Vanguard Admiral Short-Term
  Treasury Fund                           1.86%       6.46%          5.54%
Lehman Brothers 1-5 Year U.S. Treasury
  Bond Index                              1.89        6.74           5.73
--------------------------------------------------------------------------------
*December 14, 1992.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended January 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.12%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
          1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------
           $15               $48             $85               $192
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                       MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on   $50,000
the first business day of each month;  capital
gains, if any, are distributed annually in        NEWSPAPER ABBREVIATION
December                                          AdmST

INVESTMENT ADVISER                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            012
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    921932208
December 14, 1992
                                                  TICKER SYMBOL
NET ASSETS AS OF JANUARY 31, 2000                 VASTX
$1.1 billion

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

8

FUND PROFILE--VANGUARD(R) ADMIRAL(TM) INTERMEDIATE-TERM TREASURY FUND

The   following   profile   summarizes   key   features  of   Vanguard   Admiral
Intermediate-Term Treasury Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income.

INVESTMENT STRATEGIES

The Fund invests at least 85% of its assets in high-quality, intermediate-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund will generally maintain a dollar-weighted average maturity of between 5 and 10 years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. These include:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is moderate to high for intermediate-term bond funds.

- Income risk, which is the chance that falling interest rates will cause the Fund's income--and thus its total return--to decline. Income risk is generally moderate for intermediate-term bond funds.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years and since inception compare with those of a broad-based bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1993     11.32%
                                 1994     -4.21%
                                 1995     20.55%
                                 1996      2.05%
                                 1997      9.02%
                                 1998     10.85%
                                 1999     -3.43%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 2.63%.
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 7.22% (quarter ended September 30, 1998) and the lowest return for a quarter was -3.65% (quarter ended March 31, 1994).

--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                    SINCE
                                         1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Vanguard Admiral Intermediate-Term
  Treasury Fund                          -3.43%       7.50%          6.38%
Lehman Brothers 5-10 Year U.S. Treasury
  Bond Index                             -3.99        7.74           6.53
--------------------------------------------------------------------------------
*December 14, 1992.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended January 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.12%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
          1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------
           $15               $48             $85               $192
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

10


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                       MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on   $50,000
the first business day of each month; capital
gains, if any, are distributed annually in        NEWSPAPER ABBREVIATION
December                                          AdmIT

INVESTMENT ADVISER                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            019
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    921932307
December 14, 1992
                                                  TICKER SYMBOL
NET ASSETS AS OF JANUARY 31, 2000                 VAITX
$1.3 billion

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) ADMIRAL(TM) LONG-TERM TREASURY FUND

The following profile summarizes key features of Vanguard Admiral Long-Term Treasury Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide current income.

INVESTMENT STRATEGIES

The Fund invests at least 85% of its assets in high-quality, long-term bonds whose interest and principal payments are backed by the full faith and credit of the U.S. government. In addition, at least 65% of the Fund's assets will always be invested in U.S. Treasury securities. The Fund will generally maintain a dollar-weighted average maturity of between 15 and 30 years. For more information see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is subject to several risks, any of which could cause investors to lose money. These include:

- Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is high to very high for long-term bond funds.

- Income risk, which is the chance that falling interest rates will cause the Fund's income--and thus its total return--to decline. Income risk is generally low for long-term bond funds.


PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year since inception. The table shows how the Fund's average annual total returns for one and five calendar years and since inception compare with those of a broad-based bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                 1993     16.67%
                                 1994     -6.85%
                                 1995     30.05%
                                 1996     -1.07%
                                 1997     13.98%
                                 1998     13.21%
                                 1999     -8.54%
--------------------------------------------------------------------------------
The Fund's year-to-date return as of the most recent calendar quarter ended March 31, 2000, was 7.48%.
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 10.62% (quarter ended June 30, 1995) and the lowest return for a quarter was -6.79% (quarter ended March 31, 1996).

12


--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                    SINCE
                                         1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Vanguard Admiral Long-Term
  Treasury Fund                          -8.54%       8.71%         7.51%
Lehman Brothers Long U.S. Treasury
  Bond Index                             -8.74        9.08          7.72
--------------------------------------------------------------------------------
*December 14, 1992.
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended January 31, 2000.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                          None
      Sales Charge (Load) Imposed on Reinvested Dividends:               None
      Redemption Fee:                                                    None
      Exchange Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                              0.12%
      12b-1 Distribution Fee:                                            None
      Other Expenses:                                                   0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                            0.15%


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
          1 YEAR           3 YEARS         5 YEARS           10 YEARS
--------------------------------------------------------------------------------
           $15               $48             $85               $192
--------------------------------------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                       MINIMUM INITIAL INVESTMENT
Dividends are declared daily and distributed on   $50,000
the first business day of each month; capital
gains, if any, are distributed annually in        NEWSPAPER ABBREVIATION
December                                          AdmLT

INVESTMENT ADVISER                                VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,            020
since inception
                                                  CUSIP NUMBER
INCEPTION DATE                                    921932406
December 14, 1992
                                                  TICKER SYMBOL
NET ASSETS AS OF JANUARY 31, 2000                 VALGX
$451 million

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

14

MORE ON THE FUNDS

The following sections discuss other important features of the Vanguard Admiral Funds, including market exposure, security selection, costs and market-timing, turnover rate, and other investment policies and risks. You will also find detailed risk information about the Funds throughout these sections.

MARKET EXPOSURE
Each Fund's primary policy is to invest in securities backed by the full faith and credit of the U.S. government, in accordance with the Fund's prescribed maturity and credit quality standards. These securities include U.S. Treasury obligations such as bills, notes, and bonds, as well as other full faith and credit obligations of the U.S. government.

[FLAG] EACH FUND IS SUBJECT,  IN VARYING  DEGREES,  TO INCOME RISK, WHICH IS THE
     CHANCE THAT A FUND'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


     Changes in interest rates can affect bond prices as well as bond income.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


[FLAG] EACH FUND IS SUBJECT, IN VARYING DEGREES, TO INTEREST RATE RISK, WHICH IS
     THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     In the past, bond investors have seen the value of their investment rise and fall-- sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

     Except for the Money Market Fund, each Fund invests mainly in bonds. Therefore, changes in interest rates will impact, to varying degrees, the value of each Fund's assets. To illustrate the volatility of bond prices, the following table shows the effect of both a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%   AFTER A 1%   AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE     DECREASE     INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)           $978        $1,023        $956         $1,046
Intermediate-Term (10 years)      932         1,074         870          1,156
Long-Term (20 years)              901         1,116         816          1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------

     The figures in the table above are for illustration only; you should not regard them as an indication of future returns from U.S. Treasury securities as a whole, or any Fund in particular.

SECURITY SELECTION

The Vanguard Group (Vanguard), adviser to the Funds, primarily selects securities backed by the full faith and credit of the U.S. government. These securities include U.S. Treasury obligations as well as other U.S. agency obligations, such as those issued by the General Services Administration, the Government National Mortgage Association, the Rural Electrification Administration, the Small Business Administration, the Federal Financing Bank, and other government agencies.


     The ADMIRAL TREASURY MONEY MARKET FUND invests 100% of its assets in securities backed by the full faith and credit of the U.S. government. At least 65% of the Fund's assets will always be invested in U.S. Treasury bills, notes, and bonds. The remaining assets may be invested in U.S. Treasury securities and/or securities issued by other government agencies. In seeking to provide a stable net asset value of $1 per share, the Fund is expected to buy securities with an effective maturity of 13 months or less, and to maintain a dollar-weighted average maturity of 90 days or less.

     The ADMIRAL SHORT-TERM, INTERMEDIATE-TERM, and LONG-TERM TREASURY FUNDS each invest at least 85% of their assets in securities backed by the full faith and credit of the U.S. government. At least 65% of each Fund's assets will always be invested in U.S. Treasury bills, notes, and bonds. The remaining assets of each Fund may be invested in securities issued by U.S. government agencies and instrumentalities, as well as in repurchase agreements fully collateralized by such securities. The three Funds differ primarily in terms of dollar-weighted average maturity: The Short-Term Treasury Fund is expected to maintain a dollar-weighted average maturity of between one and three years; the Intermediate-Term Treasury Fund, a dollar-weighted average maturity of between 5 and 10 years; and the Long-Term Treasury Fund, a dollar-weighted average maturity of between 15 and 30 years.

     The Funds are generally managed without regard to tax ramifications.

16


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment grade." The Funds' Statement of Additional Information includes a detailed description of the credit-rating scales used by major independent bond-rating agencies.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT THE
     ADVISER WILL DO A POOR JOB OF SELECTING SECURITIES.


     To help you distinguish between the Funds and their various risks, a summary table is provided below.

--------------------------------------------------------------------------------
                               RISKS OF THE FUNDS
--------------------------------------------------------------------------------
                                   INCOME         INTEREST           CREDIT
ADMIRAL FUND                        RISK          RATE RISK           RISK
--------------------------------------------------------------------------------
Treasury Money Market            Very High       Negligible        Negligible
Short-Term Treasury                High        Low to Moderate     Negligible
Intermediate-Term Treasury       Moderate     Moderate to High     Negligible
Long-Term Treasury                  Low       High to Very High    Negligible
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Although several of the Admiral Funds are intended to serve investors' short-term needs, the Funds discourage market-timing, and so have adopted the following policies (among others) designed to discourage short-term trading:
- Each Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into and out of a Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
-    Each Fund reserves the right to stop offering shares at any time.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the buying and selling of securities by the fund. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE

Each Fund retains the right to sell securities regardless of how long the securities have been held. Shorter-term bonds will generally mature or be sold, and need to be replaced, more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher fund turnover rates than longer-term bond funds. The turnover rate of each Fund (except the Admiral Treasury Money Market Fund) for each of the last five years is shown in the FINANCIAL HIGHLIGHTS section of this prospectus.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes.
--------------------------------------------------------------------------------

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in U.S. government securities, each Fund may make certain other kinds of investments to achieve its objective.

[FLAG] THE FUNDS (EXCEPT THE ADMIRAL TREASURY MONEY MARKET FUND) MAY INVEST,  TO
     A LIMITED EXTENT, IN DERIVATIVES.


     The Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest in a variety of derivatives, including bond (interest rate) futures and options contracts and swaps. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Funds will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. A Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

     The reasons for which a Fund may use futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Funds may also invest in a relatively conservative class of collateralized mortgage obligations (CMOs), which offer a high degree of cash flow predictability and less vulnera-

18

bility to mortgage prepayment risk. To reduce credit risk, a Fund may purchase these less-risky classes of CMOs only if they are issued by agencies of the U.S. government.
     In addition, the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest up to 15% of their net assets in illiquid securities, which are securities that cannot be readily resold or converted into cash.

     Except for the Money Market Fund, a Fund may temporarily depart from its normal investment policies--for instance, by investing substantially in cash reserves--in response to extraordinary market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

The Funds are members of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets worth more than $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Fixed Income Group. As of January 31, 2000,

Vanguard served as adviser for about $364 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the control of the Trustees and officers of the Funds. For the fiscal year ended January 31, 2000, the investment advisory fees represented an effective annual rate of approximately 0.01% of each Fund's average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities, and to seek out the best available price and most favorable execution for all transactions. Also, the Funds may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER
The individuals primarily responsible for overseeing the implementation of Vanguard's strategy for the Admiral Funds' investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since joining the company in 1981; B.A., Lafayette College; M.B.A., Pennsylvania State University.

ROBERT F. AUWAERTER, Principal of Vanguard and Fund Manager of the Admiral Intermediate-Term and Long-Term Treasury Funds since their inception; has worked in investment management since 1978; has managed portfolio investments since 1979; with Vanguard since 1981; B.S., University of Pennsylvania; M.B.A., Northwestern University.

DAVID R. GLOCKE, Principal of Vanguard and Fund Manager of the Admiral Money Market and Short-Term Treasury Funds; has worked in investment management since 1991; has managed portfolio investments and the Money Market Fund since joining Vanguard in 1997; has managed the Short-Term Treasury Fund since May 2000; B.S., University of Wisconsin.
--------------------------------------------------------------------------------



DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Funds' income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

20

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. Vanguard will notify you each year how much of your distribution may qualify for this exemption.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not:
-    provide us with your correct taxpayer identification number;
-    certify that the taxpayer identification number is correct; and
-    confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. The Vanguard funds generally do not offer their shares for sale outside of the United States. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds. INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less, or more than one year.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"
Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days when the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                   TOTAL ASSETS - LIABILITIES
              NET ASSET VALUE =  -------------------------------
                                   NUMBER OF SHARES OUTSTANDING

     Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
     A NOTE ON PRICING: A Fund's investments (with the exception of the Admiral Treasury Money Market Fund, which uses the amortized cost method of valuation) will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Trustees.

     The Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds' share prices can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations for each Fund, but the

22


most common are: ADMST, ADMIT, and ADMLT. Newspapers typically list money market fund yields weekly, separately from other mutual funds. The Admiral Treasury Money Market Fund's abbreviation is VANGADMUST.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share in each case. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements-- is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Admiral Treasury Money Market Fund as an example. The Fund began fiscal 2000 with a net asset value (price) of $1 per share. During the year, the Fund earned $0.047 per share from investment income (interest and dividends).

Shareholders received $0.047 per share in the form of dividend distributions. The earnings ($0.047 per share) minus the distributions ($0.047 per share) resulted in a share price of $1 at the end of the year. Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 4.79% for the year.

As of January 31, 2000, the Fund had $5.6 billion in net assets. For the year, its expense ratio was 0.15% ($1.50 per $1,000 of net assets); and its net investment income amounted to 4.69% of its average net assets.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                    VANGUARD ADMIRAL TREASURY
                                                        MONEY MARKET FUND
                                                      YEAR ENDED JANUARY 31,
                                     ------------------------------------------------------
                                         2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $1.00      $1.00      $1.00      $1.00      $1.00
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .047       .050       .052       .051       .055
 Net Realized and Unrealized Gain
  (Loss) on Investments                    --         --         --         --         --
                                     ------------------------------------------------------
  Total from Investment Operations       .047       .050       .052       .051       .055
                                     ------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                                (.047)     (.050)     (.052)     (.051)     (.055)
 Distributions from Realized Capital
  Gains                                    --         --         --         --         --
                                     ------------------------------------------------------
  Total Distributions                   (.047)     (.050)     (.052)     (.051)     (.055)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $1.00      $1.00      $1.00      $1.00      $1.00
===========================================================================================
TOTAL RETURN                            4.79%      5.12%      5.31%      5.24%      5.66%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)    $5,648     $5,057     $3,880     $3,247     $1,778
 Ratio of Total Expenses to Average
  Net Assets                            0.15%      0.15%      0.15%      0.15%      0.15%
 Ratio of Net Investment Income to
  Average Net Assets                    4.69%      4.97%      5.20%      5.12%      5.50%
===========================================================================================


-------------------------------------------------------------------------------------------
                                                     VANGUARD ADMIRAL SHORT-TERM
                                                          TREASURY FUND
                                                       YEAR ENDED JANUARY 31,
                                     ------------------------------------------------------
                                          2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $10.22     $10.15     $10.04     $10.23     $ 9.77
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .532       .548       .592       .587       .626
 Net Realized and Unrealized Gain
  (Loss) on Investments                  (.393)      .114       .110      (.190)      .460
                                     ------------------------------------------------------
  Total from Investment Operations        .139       .662       .702       .397      1.086
                                     ------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                                 (.532)     (.548)     (.592)     (.587)     (.626)
 Distributions from Realized Capital
  Gains                                  (.017)     (.044)        --         --         --
                                     ------------------------------------------------------
  Total Distributions                    (.549)     (.592)     (.592)     (.587)     (.626)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $ 9.81     $10.22     $10.15     $10.04     $10.23
===========================================================================================
TOTAL RETURN                             1.41%      6.70%      7.21%      4.05%     11.41%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)     $1,100     $1,257       $781       $553       $426
 Ratio of Total Expenses to Average
  Net Assets                             0.15%      0.15%      0.15%      0.15%      0.15%
 Ratio of Net Investment Income to
  Average Net Assets                     5.32%      5.35%      5.89%      5.85%      6.22%
 Turnover Rate                            120%       130%        81%        80%        95%
===========================================================================================

24

-------------------------------------------------------------------------------------------
                                                VANGUARD ADMIRAL INTERMEDIATE-TERM
                                                          TREASURY FUND
                                                       YEAR ENDED JANUARY 31,
                                     ------------------------------------------------------
                                         2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $10.94     $10.60     $10.17     $10.70     $ 9.58
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .610       .624       .645       .648       .665
 Net Realized and Unrealized Gain
  (Loss) on Investments                (1.078)      .348       .430      (.530)     1.120
                                     ------------------------------------------------------
  Total from Investment Operations      (.468)      .972      1.075       .118      1.785
                                     ------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                                (.610)     (.624)     (.645)     (.648)     (.665)
 Distributions from Realized Capital
  Gains                                 (.042)     (.008)        --         --         --
                                     ------------------------------------------------------
  Total Distributions                   (.652)     (.632)     (.645)     (.648)     (.665)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $ 9.82     $10.94     $10.60     $10.17     $10.70
===========================================================================================
TOTAL RETURN                           -4.33%      9.45%     10.98%      1.30%     19.16%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)    $1,285     $1,360       $905       $659       $585
 Ratio of Total Expenses to Average
  Net Assets                            0.15%      0.15%      0.15%      0.15%      0.15%
 Ratio of Net Investment Income to
  Average Net Assets                    5.96%      5.80%      6.28%      6.37%      6.49%
 Turnover Rate                            72%        63%        34%        52%        64%
===========================================================================================


-------------------------------------------------------------------------------------------
                                                   VANGUARD ADMIRAL LONG-TERM
                                                          TREASURY FUND
                                                       YEAR ENDED JANUARY 31,
                                     ------------------------------------------------------
                                         2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $11.72     $11.12     $10.13     $11.06     $ 9.40
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .636       .654       .669       .681       .691
 Net Realized and Unrealized Gain
  (Loss) on Investments                (1.597)      .653       .990      (.900)     1.749
                                     ------------------------------------------------------
  Total from Investment Operations      (.961)     1.307      1.659      (.219)     2.440
                                     ------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income                                (.636)     (.654)     (.669)     (.681)     (.691)
 Distributions from Realized Capital
  Gains                                 (.103)     (.053)        --      (.030)     (.089)
                                     ------------------------------------------------------
  Total Distributions                   (.739)     (.707)     (.669)     (.711)     (.780)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $10.02     $11.72     $11.12     $10.13     $11.06
===========================================================================================
TOTAL RETURN                           -8.30%     12.11%     17.05%     -1.75%     26.74%
===========================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)      $451       $499       $327       $192       $186
 Ratio of Total Expenses to Average
  Net Assets                            0.15%      0.15%      0.15%      0.15%      0.15%
 Ratio of Net Investment Income to
  Average Net Assets                    6.05%      5.72%      6.41%      6.72%      6.66%
 Turnover Rate                            55%        32%        13%        42%       125%
===========================================================================================


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.
--------------------------------------------------------------------------------


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for these Funds unless you notify us otherwise.
--------------------------------------------------------------------------------
CHECKWRITING [CHECK]
Method for drawing money from your account by writing a check for $250 or more.
--------------------------------------------------------------------------------
VANGUARD(R) DIRECT DEPOSIT SERVICE [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD(R) AUTOMATIC EXCHANGE SERVICE [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(R) [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange shares to and from most Vanguard funds.
--------------------------------------------------------------------------------
ONLINE TRANSACTIONS www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that allows you to process the following financial and administrative transactions online:
-    Open a new account.*
-    Buy, sell, or exchange shares of most funds.
-    Change your name/address.

26

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service). (Some restrictions may apply.) Please call our Client Services Department for assistance.

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-749-7273 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------


TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

BUYING SHARES

If Vanguard receives your check (or electronic transfer) before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a regular business day, your investment in any Vanguard Admiral Fund (except the Treasury Money Market Fund) will be converted to federal funds and credited to your account at that day's closing price, the next-determined net asset value. You will begin earning dividends on your investment the following business day. (Federal funds are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs; fund advisers must use federal funds to pay for the securities they buy.)
     Your investment in the Treasury Money Market Fund will also be converted to federal funds and credited to your account; however the conversion to federal funds for the Treasury Money Market Fund investments takes one business day. Because of this conversion period, your Treasury Money Market Fund account will be credited on the business day following the day we receive your check. You will begin earning dividends on your investment on the following business day. For example, if we receive your check before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a Thursday, your account will be credited the next business day (Friday) and you will begin earning dividends on Monday.
     Each of the Funds is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 distribution fees.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO . . .
open a new account
$50,000.

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
Each Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment of $50,000.
--------------------------------------------------------------------------------
BY MAIL TO . . . [ENVELOPE]
open a new account

Complete and sign the account registration form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form. Please do not alter Invest-By-Mail forms, since they are fund- and account-specific.

Make your check payable to: The Vanguard Group-(insert appropriate Fund number; see below)
Vanguard Admiral Treasury Money Market Fund-11
Vanguard Admiral Short-Term Treasury Fund-12
Vanguard Admiral Intermediate-Term Treasury Fund-19
Vanguard Admiral Long-Term Treasury Fund-20
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

28

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1110                           455 Devon Park Drive
Valley Forge, PA 19482-1110             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . . [TELEPHONE]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.)

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). (Note that some restrictions apply to index fund accounts.) Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is available.

Vanguard Tele-Account                   Client Services
1-800-662-6273                          1-800-662-2739

*You must obtain a  Personal Identification Number (PIN) through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you have initiated a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE]
Call Client Services to arrange your wire transaction. Wire transactions to retirement accounts are only available for asset transfers and rollovers from other financial institutions. Individual IRA contributions will not be accepted by wire.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Admiral Treasury Money Market Fund-11
Vanguard Admiral Short-Term Treasury Fund-12
Vanguard Admiral Intermediate-Term Treasury Fund-19
Vanguard Admiral Long-Term Treasury Fund-20
[Account number, or temporary number for a new account]
[Registered account owner(s)]
[Registered address]

FOR THE TREASURY MONEY MARKET FUND ONLY: If you buy Fund shares through a federal funds wire, your investment begins earning dividends the next business day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.
--------------------------------------------------------------------------------
You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. It is our responsibility to consider the interests of all Fund shareholders, and so we reserve the right to refuse any purchase that may disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------


REDEEMING SHARES

This section describes how you can redeem--that is, sell or exchange--a Fund's shares.

When Selling Shares:
-    Vanguard sends the redemption proceeds to you or a designated third party.*
-    You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 32.

When Exchanging Shares:
- The redemption proceeds are used to purchase shares of a different Vanguard fund.
-    You must meet the receiving fund's minimum investment requirements.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.
- In order to exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in the "Redeeming Shares" section of this prospectus.
--------------------------------------------------------------------------------
NOTE: Once a redemption is initiated and a confirmation number given, the transaction CANNOT be canceled.
--------------------------------------------------------------------------------

30

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail. You can also sell shares by check.
     The Vanguard funds whose shares you cannot exchange online or by telephone are: VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, a redemption check will be sent to your address of record.
--------------------------------------------------------------------------------
ONLINE REQUESTS www.vanguard.com [COMPUTER]
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through our website. We will then mail you an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
--------------------------------------------------------------------------------
TELEPHONE REQUESTS [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can  exchange--but  not  sell--shares  by  calling  Tele-Account  or  Client
Services.

Vanguard Tele-Account                   Client Services
1-800-662-6273                          1-800-662-2739
--------------------------------------------------------------------------------
SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
--------------------------------------------------------------------------------
We reserve the right to refuse a telephone redemption if the caller is unable to provide:

-    The ten-digit account number.
-    The name and address exactly as registered on the account.
- The primary Social Security or employer identification number as registered on the account.
- The Personal Identification Number (PIN), if applicable (for instance, Tele-Account).

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
MAIL REQUESTS [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
-    Traditional IRAs and Roth IRAs--call Client Services.
- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1110                           455 Devon Park Drive
Valley Forge, PA 19482-1110             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------
CHECK REQUESTS [CHECK]
You can sell shares by writing a check for $250 or more.
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. It is our responsibility to consider the interests of all fund shareholders and so we reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount may disrupt the Fund's operation or performance.
     If you redeem more than $250,000 worth of Fund shares within any 90-day period, each Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of four ways: check, wire, exchange to another Vanguard fund, or Fund Express Redemptions.
--------------------------------------------------------------------------------

32

--------------------------------------------------------------------------------
CHECK REDEMPTIONS
Normally,  Vanguard  will  mail  your  check  within  two  business  days  of  a redemption.
--------------------------------------------------------------------------------
WIRE REDEMPTIONS [WIRE]
The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account application. Wire redemptions can be initiated by mail or by telephone during Vanguard's business hours, but not online.

For Money Market Funds:
For telephone requests made by 10:30 a.m. Eastern time, the wire will arrive at your bank by the close of business that same day. Requests made by 4 p.m. Eastern time will arrive at your bank by the close of business on the following business day.

For Other Daily Dividend Funds:
For telephone requests made by 4 p.m. Eastern time, the wire will arrive at your bank by the close of business on the following business day.
NOTE: Wire redemptions of less than $5,000 are subject to a $5 processing fee.
--------------------------------------------------------------------------------
EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.
--------------------------------------------------------------------------------
FUND EXPRESS REDEMPTIONS
Vanguard will electronically transfer funds to your pre-linked checking or savings account.
--------------------------------------------------------------------------------

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:
-    The Fund name and account number.
-    The amount of the transaction (in dollars or shares).
- Signatures of all owners exactly as registered on the account (for mail requests).
-    Signature guarantees (if required).*
-    Any supporting legal documentation that may be required.
-    Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies or member firms of a U.S. stock exchange.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.
--------------------------------------------------------------------------------
LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.
-    Your round trips through the Fund must be at least 30 days apart.
-    The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

     A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
--------------------------------------------------------------------------------
RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815
--------------------------------------------------------------------------------
ALL TRADES ARE FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been initiated and a confirmation number assigned.
--------------------------------------------------------------------------------
UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.
--------------------------------------------------------------------------------


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 1110                           455 Devon Park Drive
Valley Forge, PA 19482-1110             Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                    Express or Registered mail to:
The Vanguard Group                      The Vanguard Group
P.O. Box 2900                           455 Devon Park Drive
Valley Forge, PA 19482-2900             Wayne, PA 19087-1815
--------------------------------------------------------------------------------


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

34

     In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the financial markets, a report from the adviser, and the Fund's financial statements which include a listing of the Fund's holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, notify our Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in March and September for these Funds.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT [BOOKLET]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using only the average cost single category method.
--------------------------------------------------------------------------------
CHECKWRITING STATEMENT
Sent monthly to shareholders using Vanguard's checkwriting option. Our statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FACE VALUE
The amount to be paid at maturity of a bond; also known as the par value or principal.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP]
                                                  [THE VANGUARD GROUP(R)]
                                                  Post Office Box 2600
                                                  Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about
Vanguard Admiral Funds, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in
the Funds' annual and semiannual
reports to shareholders.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Funds or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund  shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Funds (including the SAI)
at the SEC's Public Reference Room
in Washington, DC. To find out more
about this public service, call the SEC
at 1-202-942-8090. Reports and
other information about the Funds
are also available on the SEC's
website (www.sec.gov), or you can
receive copies of this information,
for a fee, by electronic request at the
following e-mail address:
publicinfo@sec.gov, or by writing the
Public Reference Section, Securities
and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-7043


(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P012N-052000

                                     PART B

                            VANGUARD ADMIRAL FUNDS(R)
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 26, 2000


This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated May 26, 2000). To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447




                               TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST.....................................................B-1
INVESTMENT POLICIES..........................................................B-3
PURCHASE OF SHARES...........................................................B-8
REDEMPTION OF SHARES.........................................................B-8
SHARE PRICE..................................................................B-8
FUNDAMENTAL INVESTMENT LIMITATIONS...........................................B-9
MANAGEMENT OF THE FUNDS ....................................................B-10
PORTFOLIO TRANSACTIONS......................................................B-14
CALCULATION OF YIELD (ADMIRAL TREASURY MONEY MARKET FUND)...................B-15
YIELD AND TOTAL RETURN......................................................B-16
COMPARATIVE INDEXES ........................................................B-18
TAX ADVANTAGE OF U.S. TREASURY INCOME.......................................B-20
OTHER DEFINITIONS...........................................................B-20
FINANCIAL STATEMENTS........................................................B-20
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS.............................B-20


                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as a Maryland Corporation in 1992, and was reorganized as a Delaware business trust in May, 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following funds:


               Vanguard(R) Admiral(TM) Treasury Money Market Fund
                Vanguard(R) Admiral(TM) Short-Term Treasury Fund
             Vanguard(R) Admiral(TM) Intermediate-Term Treasury Fund
                 Vanguard(R) Admiral(TM) Long-Term Treasury Fund

                (INDIVIDUALLY, A FUND; COLLECTIVELY, THE FUNDS)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue.

SERVICE PROVIDERS

     CUSTODIAN. The Bank of New York, One Wall Street, New York, New York 10286 and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit the Funds' financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as share-holders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of a Fund. Shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event a Fund is liquidated, shareholders of that Fund will be entitled to receive a pro rata share of the Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION  PROVISIONS.  The Funds' redemption  provisions are described in
their  current   prospectus  and  elsewhere  in  this  Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Funds' Prospectus.

     REPURCHASE AGREEMENTS. The Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Funds' Board of Trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may lend their investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to
                                      B-3
such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the Exchange), which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' Board of Trustees.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     ILLIQUID SECURITIES. Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     A Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     TEMPORARY INVESTMENTS. The Funds may take temporary investment measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Funds may take temporary investment measures. In taking such measures, the Funds may fail to achieve their investment objective.

     FUTURES CONTRACTS AND OPTIONS. Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than other futures contracts or the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument or index are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to a Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities or other futures contracts it owns against price declines or purchase contracts to protect against an increase in the price of securities or other futures contracts it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Use of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S.

futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


     OTHER TYPES OF DERIVATIVES. In addition to bond (interest rate) futures and options, the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest in swaps. Swap agreements can be structured in a variety of ways and are known by many different names. In a typical swap agreement, the Fund negotiates with a counterparty to trade off investment exposure to a particular market factor, such as interest rate movements or the credit quality of a bond issuer. Based on the terms of the swap, the Fund may either receive from or make payments to the counterparty on a regular basis. Depending on how they are used, swap agreements have the potential to increase or decrease the Funds' investment risk. The Funds will invest in swap agreements only to the extent that such investments are consistent with their respective investment objectives and policies.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). The Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest in CMOs issued by agencies or instrumentalities of the U.S. Government. CMOs are bonds collateralized by whole loan mortgages or mortgage pass-through securities. Bonds issued under a CMO structure are divided into groups with varying maturities, and cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups receive all of the principal payments, in the sequence specified in the prospectus, until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yields. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Funds will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles.

     The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such event, the maturity and risk characteristics of CMOs purchased by the Funds may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short-or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range or prepayment experience. The Funds expect to control extension risk by purchasing these specific classes of CMO which, in the Adviser's opinion, are highly predictable.


                               PURCHASE OF SHARES

Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

TRADING SHARES THROUGH CHARLES SCHWAB

Each Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


                                  SHARE PRICE

Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

     It is the policy of the ADMIRAL TREASURY MONEY MARKET FUND to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortization cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortization cost, is higher or lower than the price which the Fund would receive if it sold the instrument.

     The use of amortization cost and the maintenance of the Fund's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under the rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the Trustees to be of comparable quality.

     FOR THE OTHER ADMIRAL FUNDS, short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortization discount or premium, which approximates market value.

     Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds". Newspapers typically list money market fund yields weekly, separately from other mutual funds.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of a Fund's shares means shares representing the lesser of (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. Each Fund will not purchase or sell commodities, except that Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds may invest in bond futures contracts, bond options, and options on bond futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets (100% for the Admiral Treasury Money Market Fund), a Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government or its agencies or instrumentalities.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets (any of its net assets in the case of Admiral Treasury Money Market Fund) would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for the purpose of controlling its management.

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing debt obligations in which the Fund is authorized to invest in accordance with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PUTS, CALLS, WARRANTS. Each Fund may not purchase or sell warrants, put or call options, or combinations thereof, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may purchase marketable securities of companies which deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As members of The Vanguard Group of Investment Companies, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                            MANAGEMENT OF THE FUNDS


OFFICERS AND TRUSTEES

The officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Trustees. The Trustees set broad policies for each Fund and choose its officers. The following is a list of the Trustees and officers of each Fund and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' Trustees and officers own less than 1% of the outstanding shares of each Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 103 funds administered by Vanguard (102 in the case of Mr. Malkiel and 93 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/ Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, Inc. (Machinery/ Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), The Mead Corp. (Paper Products) and AmeriSource Health Corp.; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

*Officers of the Funds are "interested persons" as defined in the 1940 Act.


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc., the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The officers of the funds are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.

     Vanguard has adopted a Code of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but places substantive and procedural restrictions on their trading activities. For example, the Code requires that access persons of the Funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (1) each Vanguard fund may be called upon to invest a maximum of 0.40% of its current assets in Vanguard and (2) there is no other limitation on the maximum cash investment that the Vanguard funds may make in Vanguard.

     At January 31, 2000, the Admiral Funds had contributed capital to Vanguard of:

                                        CAPITAL                       % OF
                                      CONTRIBUTED    % OF FUND      VANGUARD'S
FUND                                  TO VANGUARD    NET ASSETS   CAPITALIZATION
----                                  -----------    ----------   --------------
Admiral Treasury Money Market Fund..   $1,208,000       0.02%          1.2%
Admiral Short-Term Treasury Fund....     $223,000       0.02%          0.2%
Admiral Intermediate-Term Treasury
  Fund..............................     $264,000       0.02%          0.3%
Admiral Long-Term Treasury Fund.....      $90,000       0.02%          0.1%


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of Vanguard. The Trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of .20 of 1% of its average month-end net assets.

     During the fiscal years ended January 31, 1998, 1999, and 2000, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency) distribution, and marketing expenses.

FUND                                            1998         1999         2000
----                                            ----         ----         ----
Admiral Treasury Money Market Fund        $4,554,000   $5,978,000   $7,482,000
Admiral Short-Term Treasury Fund            $834,000   $1,269,000   $1,644,000
Admiral Intermediate-Term Treasury Fund     $909,000   $1,484,000   $1,801,000
Admiral Long-Term Treasury Fund             $290,000     $534,000     $613,000


     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to several Vanguard funds including these Funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

     During the fiscal years ended January 31, 1998, 1999, and 2000, the Funds incurred the following approximate amounts of Vanguard's expenses relating to investment advisory services.

FUND                                            1998         1999         2000
----                                            ----         ----         ----
Admiral Treasury Money Market Fund          $531,000     $536,000     $693,000
Admiral Short-Term Treasury Fund             $97,000     $113,000     $158,000
Admiral Intermediate-Term Treasury Fund     $105,000     $133,000     $172,000
Admiral Long-Term Treasury Fund              $33,000      $49,000      $61,000


TRUSTEE COMPENSATION

The same individuals serve as Trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on page B-14), and each fund pays a proportionate share of the Trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent Trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
- The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

- Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.

                                   VANGUARD ADMIRAL FUNDS
                                 TRUSTEES' COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                            TOTAL
                                                               BENEFITS                         COMPENSATION
                                                AGGREGATE      ACCRUED AS       ESTIMATED          FROM ALL
                                              COMPENSATION   PART OF THESE       ANNUAL            VANGUARD
                                               FROM THESE        FUNDS'       BENEFITS UPON    FUNDS PAID TO
 NAMES OF TRUSTEES                               FUNDS(1)      EXPENSES(1)      RETIREMENT       TRUSTEES(2)
---------------------------------------------------------------------------------------------------------------
John C. Bogle(3)                                    None          None             None              None
John J. Brennan                                     None          None             None              None
JoAnn Heffernan Heisen                            $1,281           $71          $15,000           $80,000
Bruce K. MacLaury                                 $1,327          $120          $12,000           $75,000
Burton G. Malkiel                                 $1,290          $117          $15,000           $80,000
Alfred M. Rankin, Jr.                             $1,281           $85          $15,000           $80,000
John C. Sawhill                                   $1,281          $108          $15,000           $80,000
James O. Welch, Jr.                               $1,281          $125          $15,000           $80,000
J. Lawrence Wilson                                $1,281           $90          $15,000           $80,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2000.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 103 Vanguard funds (102 in the case of Mr. Malkiel; 93 in the case of Mr. MacLaury) for the 1999 calendar year.
(3)  Mr. Bogle has retired from the Funds' Board, effective December 31, 1999.


                             PORTFOLIO TRANSACTIONS

Brokers or dealers who execute transactions for the four Funds are selected by Vanguard's investment management staff which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters, and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer markups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

     Vanguard's investment management staff may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

     The Fund paid no explicit brokerage commissions during the fiscal years ended January 31, 1998, 1999, and 2000.


           CALCULATION OF YIELD (ADMIRAL TREASURY MONEY MARKET FUND)

The current yield of the Admiral Treasury Money Market Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for Admiral Treasury Money Market Fund for the 7-day base period ending January 31, 2000.


Value of account at beginning of period. . . . .                 $1.00000
Value of same account at end of period*. . . . .                  1.00099
Net Change in account value. . . . . . . . . . .                 $0.00099
Annualized Current Net Yield
  (Net Change x 365/7)/average net asset value..                    5.38%
Effective Yield
  [(Net Change) + 1](365/7) - 1. . . . . . . . .                    5.28%
Average Weighted Maturity of Investments . . . .                  64 days

* Exclusive of any capital changes

     The net asset value of a share of Admiral Treasury Money Market Fund is $1.00 and it is not expected to fluctuate. However, the yield of the Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yield is one basis investors may use to analyze the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                             YIELD AND TOTAL RETURN

SEC YIELD

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)(6)- 1]

  Where:

          a    = dividends and interest earned during the period.
          b    = expenses accrued for the period (net of
                 reimbursements).
          c    = the average daily number of shares outstanding during
                 the period that were entitled to receive dividends.
          d    = the maximum offering price per share on the last day of
                 the period.


     The yield of Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds for the 30-day period ended January 31, 2000 is set forth below. Yields are calculated daily for each Fund.

Admiral Short-Term Treasury Fund.....................................6.50%
Admiral Intermediate-Term Treasury Fund..............................6.84%
Admiral Long-Term Treasury Fund......................................6.71%

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)(1/N) - 1

  Where:

          T    = average annual total return
          P    = a hypothetical initial investment of $1,000
          n    = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


     The average annual total return of each Fund for the one- and five-year periods ended January 31, 2000 and since inception on December 14, 1992 is set forth below:

                                                                      SINCE
FUND                                        1 YEAR       5 YEARS    INCEPTION
----                                        ------       -------    ---------
Admiral Treasury Money Market Fund          4.79%         5.22%       4.72%
Admiral Short-Term Treasury Fund            1.41%         6.10%       5.45%
Admiral Intermediate-Term Treasury Fund    -4.33%         7.00%       6.25%
Admiral Long-Term Treasury Fund            -8.30%         8.43%       7.60%

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                                P (1+T)(N) = ATV

  Where:

          P    = a hypothetical initial payment of $1,000
          T    = average annual after-tax total return
          n    = number of years
          ATV = after-tax value at the end of the 1-,5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods.


Instructions.

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                               C = (ERV/P)- 1

  Where:

          C    = cumulative total return
          P    = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                              COMPARATIVE INDEXES

Each of the investment company members of The Vanguard Group, including Vanguard Admiral Funds may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high-grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN BROTHERS  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all
publicly    issued,     fixed-rate,     nonconvertible     investment     grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The Index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The Index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The Index has a market value of over $1.1 trillion.

LIPPER SMALLCAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constitute the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                     TAX ADVANTAGE OF U.S. TREASURY INCOME

                                               CURRENT FUND YIELD
                                               ------------------
                                      3.00%    4.00%   5.00%   6.00%   7.00%
                                      -----    -----   -----   -----   -----
NET EFFECTIVE STATE INCOME TAX RATE*        TAXABLE EQUIVALENT YIELD
------------------------------------        ------------------------
3.00%.......................          3.09%   4.12%   5.15%   6.19%   7.22%
6.00%.......................          3.19%   4.26%   5.32%   6.38%   7.45%
9.00%.......................          3.30%   4.40%   5.49%   6.59%   7.69%


* Assumes state income tax taken as a deduction on Federal tax return (31% tax bracket). Yields are not indicative of current or future performance. This chart is for illustrative purposes only. Prospective investors should consult their own tax advisers concerning the state tax consequences of an investment in the Funds.

                               OTHER DEFINITIONS

Marketing literature for the Vanguard Admiral Funds may from time to time refer to or discuss a Fund's DURATION. Duration is the weighted average life of a Fund's debt instruments measured on a present-value basis; it is generally superior to dollar-weighted average maturity as a measure of a Fund's potential volatility due to changes in interest rates. Unlike a Fund's dollar weighted average maturity, which takes into account only the stated maturity date of the Fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

  In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.


                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the fiscal year ended January 31, 2000, appearing in the Vanguard Admiral Funds' 2000 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2000 Annual Report to Shareholders, which may be obtained without charge.



                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc., (Moody's) description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation (S&P) description of its bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment; BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export- Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperative, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

III. ZERO COUPON TREASURY BONDS

Admiral Short- and Intermediate-Term Treasury Funds may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Funds which expect to qualify as regulated investment companies, intend to pass along such interest as a component of a Fund's distributions of net investment income.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.




                                                            SAI012-ADMIRAL FUNDS

                                     PART B


                   VANGUARD(R) FIXED INCOME SECURITIES FUND
                                  (THE TRUST)


                      STATEMENT OF ADDITIONAL INFORMATION



                                FEBRUARY 9, 2001


This Statement is not a prospectus but should be read in conjunction with the trust's current Prospectuses dated February 9, 2001, and May 31, 2000 for the High Yield and Inflation-Protected Securities Funds. To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:



         VANGUARD INVESTOR INFORMATION DEPARTMENT 1-800-662-7447 (SHIP)
                               TABLE OF CONTENTS

                                                                   PAGE
DESCRIPTION OF THE TRUST ......................................... B-1
INVESTMENT POLICIES .............................................. B-3
PURCHASE OF SHARES ............................................... B-8
SHARE PRICE ...................................................... B-8
REDEMPTION OF SHARES ............................................. B-8
FUNDAMENTAL INVESTMENT LIMITATIONS ............................... B-9
MANAGEMENT OF THE FUNDS .......................................... B-10
INVESTMENT ADVISORY SERVICES ..................................... B-13
PORTFOLIO TRANSACTIONS ........................................... B-15
YIELD AND TOTAL RETURN ........................................... B-16
FINANCIAL STATEMENTS ............................................. B-18
COMPARATIVE INDEXES............................................... B-19
OTHER DEFINITIONS ................................................ B-20
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS .................. B-21

                            DESCRIPTION OF THE TRUST


ORGANIZATION


The trust was organized as Westminster Fixed Income Securities Fund, a Maryland corporation, in1972. It was reorganized as a Pennsylvania business trust in 1984, then reorganized as a Maryland corporation in 1985 and, finally,
reorganized  as  a  Delaware   business  trust  in  May,  1998.   Prior  to  its
reorganization as a Delaware business trust, the Trust was known as Vanguard Fixed Income Securities Fund, Inc. The trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, management investment company. The trust currently offers the following funds and classes of shares:



                                                     SHARE CLASSES
FUND*                                    INVESTOR      ADMIRAL     INSTITUTIONAL
Vanguard GNMA Fund..........                 Yes          Yes            No
Vanguard Short-Term Corporate Fund           Yes          Yes            Yes
Vanguard Long-Term Treasury Fund             Yes          Yes            No
Vanguard Short-Term Treasury Fund            Yes          Yes            No
Vanguard Intermediate-Term Treasury Fund     Yes          Yes            No
Vanguard Long-Term Corporate Fund.......     Yes          Yes            No
Vanguard Short-Term Federal Fund........     Yes          Yes            No
Vanguard Intermediate-Term Corporate Fund    Yes          Yes            No
Vanguard High-Yield Corporate Fund......     Yes           No            No
Vanguard Inflation-Protected Securities Fund Yes           No            No

                   * (each, a Fund; collectively, the Funds)

Each of the Funds, except the Inflation-Protected Securities Fund, "diversified" as that term is defined in Section 5(b) of the 1940 Act. The Inflation-Protected Securities Fund is non-diversified. The trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the trust may issue for a particular fund or class of shares.


SERVICE PROVIDERS


     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, and First Union, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106 serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania, 19103-7042, serves as the Funds' independent accountants. The accountants audit financial statements for the Funds and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund and each class will continue indefinitely.

     SHAREHOLDER LIABILITY. The trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the trust's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to the class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Funds.

     CONVERSION RIGHTS. Shareholders of a Fund may convert their Shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Funds' Prospectuses:


REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's board of trustees of the trust will monitor a Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.


LENDING OF SECURITIES

Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.


TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with its normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


ILLIQUID SECURITIES


Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees of the trust. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933 Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


FOREIGN INVESTMENTS

As indicated in the prospectuses, certain Funds may invest in foreign securities to a limited extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.


     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Funds will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     FUTURES CONTRACTS AND OPTIONS. Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control each Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.

     Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, a Fund incurs the risk that its adviser will incorrectly predict future interest rate trends. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts\\^\\as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     OTHER TYPES OF DERIVATIVES. In addition to bond futures contracts and options, each Fund may invest in other types of derivatives, including swap agreements. Swap agreements can be structured in a variety of ways and are known by many different names. In a typical swap agreement, the Fund negotiates with a counterparty to trade off investment exposure to a particular market factor, such as interest rate movements or the credit quality of a bond issuer. Based on the terms of the swap, the Fund may either receive from or make payments to the counterparty on a regular basis.

     Depending on how they are used, swap agreements have the potential to increase or decrease the Funds' investment risk. The Funds will invest in swap agreements only to the extent consistent with their respective investment objectives and policies.


                               PURCHASE OF SHARES

Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                                  SHARE PRICE


     The net asset value (or NAV) for each share class of each Fund is calculated by dividing net assets attributed to each share class by the total number of shares outstanding for each share class. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price or the official closing price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect fair value.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".


                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as deter-mined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the trustees may deem advisable; however, payment will be made wholly in cash unless the trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by a Fund for redemptions (except for Vanguard High-Yield Corporate Fund, which charges a redemption fee of 1% if shares held for less than one year are redeemed). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


                       FUNDAMENTAL INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. A Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options and options on bond (stock) futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of their total assets, each Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID OR RESTRICTED SECURITIES. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. A Fund may not invest more that 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. *A Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. *A Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. A Fund may not lend money to any person except (i) by purchasing bonds or other debt securities or by entering into repurchase agreements; (ii) by lending its portfolio securities; and (iii) to another Vanguard fund through Vanguard's interfund lending program.

     MARGIN. *A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. *A Fund may not invest in interests in oil, gas or other mineral exploration or development programs.

     PLEDGING ASSETS. *A Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     SENIOR SECURITIES. *A Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. A Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     UNSEASONED COMPANIES. *A Fund may not invest more than 5% of its total assets in companies that have less than three years operating history (including the operating history of any predecessors).

     WARRANTS. *A Fund may not purchase or sell warrants, put options or call options.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time of purchase, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     * These limitations are non-fundamental for Vanguard Inflation-Protected Securities Fund and therefore may be changed by the board of trustees without a shareholder vote.

     None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As members of The Vanguard Group of Investment Companies, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Funds" for more information.


                            MANAGEMENT OF THE FUNDS


OFFICERS AND TRUSTEES


The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' board of trustees. The trustees set broad policies for each Fund and choose its officers. The following is a list of the trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund . Each Trustee also serves as a director of The Vanguard Group, Inc., and as a trustee of each of the 109 funds administered by Vanguard (107 in the case of Mr. Malkiel and 99 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.


JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer, and Trustee Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB): 10/23/37) Trustee
Retired Managing Partner of Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co.,The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentania, Gestion, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), NeuVis, Inc. (Software Co.), and Select Sector SPDR Trust (Exhange-Traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/ Coal/Appliances), and Director of the BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Retired Chairman and CEO of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co.

(Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.




* Officers of the Funds are "interested persons" as defined in the 1940 Act.


THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the Board of Trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     Vanguard and the Funds' advisers have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard capital. At January 31, 2000, each Fund had contributed capital representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $7,206,000, which represented 7% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard fund may be called upon to invest a maximum of 0.40% of its assets in Vanguard, and (2) there is no restriction on the maximum cash investment that the Vanguard funds may make in Vanguard.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One-half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


     During the fiscal years ended January 31, 1998, 1999, and 2000, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses.


FUND                                                 1998         1999         2000
----                                                 ----         ----         ----
Vanguard GNMA Fund                            $12,822,000  $16,285,000  $16,825,000
Vanguard High-Yield Corporate Fund             $5,431,000   $7,817,000   $8,522,000
Vanguard Intermediate-Term Treasury Fund       $1,675,000   $2,292,000   $2,169,000
Vanguard Intermediate-Term Corporate Fund      $1,175,000   $1,890,000   $2,202,000
Vanguard Long-Term Treasury Fund                 $885,000   $1,378,000   $1,449,000
Vanguard Long-Term Corporate Fund              $5,262,000   $5,628,000   $5,205,000
Vanguard Short-Term Treasury Fund              $1,103,000   $1,271,000   $1,466,000
Vanguard Short-Term Corporate Fund             $7,823,000   $7,287,000   $5,270,000
Vanguard Short-Term Federal Fund               $1,448,000   $1,889,000   $1,928,000
Vanguard Inflation-Protected Securities Fund          N/A          N/A          N/A



INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to several Vanguard funds, including all of the Funds that comprise the trust, except GNMA Fund, Long-Term Corporate Fund, and High-Yield Corporate Fund. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table appearing on the following page), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

 .    The  independent  trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled board meetings.

 .    The  independent  trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

 .    Upon retirement,  the independent  trustees receive an aggregate annual fee of $1,000 for each year served on the board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each trustee's death.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.


                                              PENSION OR
                                              RETIREMENT                               TOTAL
                                           BENEFITS ACCRUED                        COMPENSATION
                           AGGREGATE       AS PART OF THIS    ESTIMATED ANNUAL   FROM ALL VANGUARD
                          COMPENSATION          FUND'S         BENEFITS UPON       FUNDS PAID TO
NAMES OF TRUSTEES       FROM THIS FUND(1)     EXPENSES(1)        RETIREMENT         TRUSTEES(2)
----------------------------------------------------------------------------------------------------
John J. Brennan              None               None                None                None
Charles D. Ellis               N/A               N/A             $15,000                 N/A
JoAnn Heffernan Heisen       $6,190             $341             $15,000             $80,000
Bruce K. MacLaury            $6,413             $579             $12,000             $75,000
Burton G. Malkiel            $6,235             $564             $15,000             $80,000
Alfred M. Rankin, Jr.        $6,190             $413             $15,000             $80,000
James O. Welch, Jr.          $6,190             $603             $15,000             $80,000
J. Lawrence Wilson           $6,190             $436             $15,000             $80,000

---------


(1) The amounts shown in this column are based on the Fund's fiscal year ended October 31, 2000.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 109 Vanguard funds (107 in the case of Mr. Malkiel; 99 in the case of Mr. MacLaury).
(3)  Mr. Ellis joined the Fund's board effective January 31, 2001.
(4)  Mr. Sawhill died in May 2000.



                          INVESTMENT ADVISORY SERVICES
               GNMA, LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

The GNMA, Long-Term Corporate, and High-Yield Corporate Funds employ Wellington Management Company, LLP (Wellington Mangement) under an investment advisory agreement to manage the investment and reinvestment of their assets and to continuously review, supervise and administer their investment programs. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the three Funds.

     The GNMA, Long-Term Corporate and High-Yield Corporate Funds pay Wellington Management an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Funds for the quarter:


GNMA FUND

NET ASSETS                     ANNUAL RATE
----------                     ----------
First $3 billion........          .020%
Next $3 billion.........          .010%
Over $6 billion.........          .008%



LONG-TERM CORPORATE FUND


NET ASSETS                     ANNUAL RATE
----------                     ----------
First $1 billion........          .040%
Next $1 billion.........          .030%
Next $1 billion.........          .020%
Over $3 billion.........          .015%

HIGH-YIELD CORPORATE FUND

NET ASSETS                     ANNUAL RATE
----------                     ----------
First $1 billion........          .060%
Next $1 billion.........          .040%
Next $1 billion.........          .030%
Over $3 billion.........          .025%

     During the fiscal years ended January 31, 1998, 1999 and 2000, the three Funds incurred the following advisory fees:


FUND                                         1998         1999         2000
Vanguard GNMA Fund                     $1,067,000   $1,229,000   $1,408,000
Vanguard Long-Term Corporate Fund        $963,000   $1,048,000   $1,037,000
Vanguard High-Yield Corporate Fund     $1,593,000   $1,831,000   $1,985,000


     For each of these Funds, the present advisory agreement may be continued for successive one-year periods, as long as such continuance is specifically approved by a vote of the Funds' board of trustees, including the affirmative votes of a majority of those members of the board of trustees who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by any Fund at any time, without penalty, by vote of the board of trustees on 60 days' written notice to Wellington Management, or by Wellington Management on 90 days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

     The board of trustees may, without the approval of shareholders, provide for:

 .    The employment of a new investment  adviser  pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

 .    A change in the terms of an advisory agreement.

 .    The  continued  employment  of an  existing  adviser  on the same  advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will be communicated to shareholders in writing.


     DESCRIPTION OF THE ADVISER. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, whose managing partners are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.


         SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY,
       INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM
               TREASURY, AND INFLATION-PROTECTED SECURITIES FUNDS

The Short-Term Corporate, Short-Term Federal, Short-Term Treasury, Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, and Inflation-Protected Securities Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the Funds utilizing these services.

     During the fiscal years ended January 31, 1998, 1999, and 2000, the Funds incurred the following advisory expenses:


FUND                                             1998         1999         2000

Vanguard Intermediate-Term Treasury Fund     $199,000     $212,000     $230,000
Vanguard Intermediate-Term Corporate Fund    $102,000     $128,000     $170,000
Vanguard Long-Term Treasury Fund             $136,000     $147,000     $172,000
Vanguard Short-Term Treasury Fund            $147,000     $133,000     $155,000
Vanguard Short-Term Corporate Fund           $698,000     $671,000     $814,000
Vanguard Short-Term Federal Fund             $205,000     $191,000     $205,000
Vanguard Inflation-Protected Securities Fund      N/A          N/A          N/A

---------
The Inflation-Protected Securities Fund was not operational until June, 2000.


     The investment management staff is supervised by the senior officers of the Funds. The senior Officers are directly responsible to the board of trustees of the Funds.

                             PORTFOLIO TRANSACTIONS


            GNMA, LONG-TERM CORPORATE AND HIGH-YIELD CORPORATE FUNDS

The investment advisory agreement authorizes Wellington Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and directs Wellington Management to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Funds. Wellington Management has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, Wellington Management will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or Wellington Management. Wellington Management considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     Currently, it is each Fund's policy that Wellington Management may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. Wellington Management will only pay such higher commissions only if it believes this to be in the best interest of the
Funds.  Some  brokers or dealers who may  receive  such  higher  commissions  in recognition of brokerage services related to execution of securities transactions are also providers of research information to Wellington Management and/or the Funds. However, Wellington Management has informed the Funds that it generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities considered for investment by the Funds may also be appropriate for other Funds and/or clients served by Wellington Management. If purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other Funds or clients served by Wellington Management are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by Wellington Management. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


         SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY,
       INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM
               TREASURY, AND INFLATION-PROTECTED SECURITIES FUNDS

Brokers  or dealers  who  execute  transactions  for the  Short-Term  Corporate,
Short-Term Federal, Short-TermTreasury, Intermediate-Term Corporate, Intermediate-TermTreasury, Long-Term Treasury, and Inflation-Protected Securities Funds are selected by Vanguard's Fixed Income Group, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

     Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.


                                   ALL FUNDS

The Funds did not incur any brokerage commissions for the fiscal years ended January 31, 1998, 1999, or 2000.

                             YIELD AND TOTAL RETURN


SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6-1]


  Where:

          a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
          c  = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d  = the maximum offering price per share on the last day of the period


The yield* of each Fund for the 30-day period ended July 31, 2000 is set forth below for the then-available share class:



FUND                                                             YIELD
----                                                             -----
Vanguard Short-Term Treasury Fund-Investor Shares                6.44%
Vanguard Short-Term Federal Fund-Investor Shares                 6.56%
Vanguard Short-Term Corporate Fund-Investor Shares               7.50%
Vanguard Short-Term Corporate Fund-Institutional Shares          7.63%
Vanguard Intermediate-Term Treasury Fund-Investor Shares         6.34%
Vanguard GNMA Fund-Investor Shares                               6.75%
Vanguard Long-Term Treasury Fund-Investor Shares                 6.05%
Vanguard Long-Term Corporate Fund-Investor Shares                7.43%
Vanguard High-Yield Corporate Fund-Investor Shares               9.92%(1)
Vanguard Intermediate-Term Corporate Fund-Investor Shares        7.98%
Vanguard Inflation-Protected Securities Fund-Investor Shares     3.72%


__________________

The Inflation-Protected Securities Fund was not operational until June, 2000.

* The yield for each Fund is calculated daily. In calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

(1) Yield for the High-Yield Corporate Fund reflects a premium based on the possibility that interest payments on some bonds may be reduced or eliminated. Also, since bonds with higher interest coupons may be replaced by bonds with lower coupons, income dividends are subject to reduction.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)/1/N/-1

  Where:

          T  = average annual total return
          P = a hypothetical initial investment of $1,000 n = number of years
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period



The average annual total return of each Fund for the one-, five-, and ten-year periods ended July 31, 2000 is set forth below:



FUND                                                1 YEAR    5 YEARS   10 YEARS
                                                     ENDED      ENDED      ENDED
                                                 7/31/2000  7/31/2000  7/31/2000
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund-Investor Shares    5.11%      5.54%     5.84%*
Vanguard Short-Term Federal Fund-Investor Shares     5.44%      5.67%      6.49%
Vanguard Short-Term Corporate Fund-Investor Shares   5.64%      5.90%      6.88%
Vanguard Short-Term Corporate                        5.75%                5.47%*
Fund-Institutional Shares
Vanguard GNMA Fund-Investor Shares                   6.66%      6.62%      7.67%
Vanguard Intermediate-Term Treasury                  5.51%      6.06%     7.14%*
Fund-Investor Shares
Vanguard Intermediate-Term Corporate                 4.89%      5.90%     5.59%*
Fund-Investor Shares
Vanguard Long-Term Treasury Fund-Investor Shares     8.54%      7.58%      9.21%
Vanguard Long-Term Corporate Fund-Investor Shares    4.26%      6.41%      8.73%
Vanguard High-Yield Corporate Fund-Investor Shares   3.18%      7.36%      9.59%
Vanguard Inflation-Protected Securities              0.90%        N/A        N/A
Fund-Investor Shares

________

* Since inception:

Short-Term Treasury and Intermediate-Term Treasury Funds--October 28, 1991 Intermediate-Term Corporate Fund--November 1, 1993
Short-Term Corporate Fund--Institutional Shares--September 30, 1997 Vanguard Inflation-Protected Securities Fund--June 29, 2000


AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

After-tax return:

                                P (1+T)/N/ = ATV

  Where:

          P  = a hypothetical initial payment of $1,000
          T = average annual after-tax total return n = number of years
          ATV = after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods
Instructions.

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.


CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P)-1

  Where:

          C  = cumulative total return
          P  = a hypothetical initial investment of $1,000
          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

                              FINANCIAL STATEMENTS


The Funds' financial statements as of and for the fiscal year ended January 31, 2000, appearing in the Funds' 2000 Annual Report and the July 31, 2000 Semi Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' 2000 Annual Report to Shareholders, which may be obtained without charge.

                              COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including each Fund of Vanguard Fixed Income Securities Fund, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard and Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE  5000  EQUITY   INDEX--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

LEHMAN BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

LEHMAN LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CREDIT BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

MERRILL LYNCH DRD-ELIGIBLE INDEX--includes preferred stock issues which are eligible for the corporate dividends-received deduction.

LEHMAN BROTHERS HIGH YIELD INDEX--includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues; a minimum outstanding of $100mm, and at least one year to maturity; payment-in-kind bonds and Eurobonds are excluded.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN  LONG-TERM  CREDIT  AA OR BETTER  BOND  INDEX--consists  of all  publicly
issued,   fixed-rate,   nonconvertible  investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB1 or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB1 or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB1 or better with maturities greater than ten years. The index has a market value of over $900 billion.

LEHMAN BROTHERS INTERMEDIATE-TERM CREDIT BOND INDEX--consists of all investment grade corporate debt with maturities of five to ten years.

LEHMAN BROTHERS U.S. TIPS INDEX--a market capitalization weighted index of all U.S. Treasury Inflation-Indexed securities.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.


                               OTHER DEFINITIONS

Marketing literature for the Funds of Vanguard Fixed Income Securities Fund, may from time to time refer to or discuss a Fund's DURATION. Duration is the weighted average life of a Fund's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a Fund's potential volatility due to changes in interest rates.

     Unlike a Fund's average weighted maturity, which takes into account only the stated maturity date of the Fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of four years. However, a four-year bond priced at par with an 8% coupon has a maturity of four years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a four-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS


DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc., (Moody's) description of its highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. BA--judged to have speculative elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation (S&P) description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+," no character, and "1" to its rating categories. The indicators show relative standing within the major rating categories.


DESCRIPTION OF GNMA MORTGAGE-BACKED CERTIFICATES

GNMA (Government National Mortgage Association) Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the GNMA Portfolio will purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.) As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages. GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

1.   Certificates may be issued at a premium or discount, rather than at par.

2. After issuance, Certificates may trade in the secondary market at a premium or discount.

3. Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 0.25 of 1% more than high-grade corporate bonds and 0.50 of 1% more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     "WHEN ISSUED" SECURITIES. GNMA securities may be purchased and sold on a when issued and delayed delivery basis. Delayed delivery or when issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in "when issued" and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. To the extent a Fund engages in "when issued" and delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


COMMERCIAL PAPER

A Fund may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.


BANK OBLIGATIONS

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Fund will agree to repurchase such instruments, at the Fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A Fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

SHORT AND INTERMEDIATE TERM CORPORATE DEBT SECURITIES

Outstanding   non-convertible   corporate  debt  securities   (e.g.   bonds  and
debentures) which are rated Baa3 or better either by Moody's or BBB1 or better by Standard & Poor's are considered investment grade.

FOREIGN INVESTMENTS

The Short-Term Corporate, Intermediate-Term Corporate, High Yield Corporate and Long-Term Corporate Funds may invest in the securities (payable in U.S. dollars) of foreign issues and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because these Funds invest in such securities, investment in these Funds involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Funds, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad.

ZERO COUPON TREASURY BONDS

All Funds may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Fund's distributions of net investment income.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.


COLLATERALIZED MORTGAGE OBLIGATIONS

The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate and the Short-, Intermediate- and Long-Term U.S. Treasury Funds may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired.

Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. The primary risks involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Funds will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term Funds invest only in CMOs with highly predictable short-term average maturities. Similarly, the Intermediate- and Long-Term Treasury Funds will invest in those CMOs that carry market risks consistent with intermediate- and long-term bonds.

REAL ESTATE

All Funds may invest in real estate investment conduits (REMICs), to the extent consistent with the Funds' respective maturity and credit quality standards. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

INFLATION-INDEXED SECURITIES

All Funds may invest in inflation-indexed securities. The Inflation Protected Securities Fund will invest primarily in such securities. Unlike conventional bonds, which make regular fixed interest payments and repay the face value of the bonds at maturity, the principal and interest payments of inflation-indexed securities (IIS) are adjusted over time to reflect inflation--a rise in the general price level. Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation.

                                                                   SAI028 022001

VANGUARD
BOND FUNDS

VANGUARD SHORT-TERM TREASURY FUND
VANGUARD SHORT-TERM FEDERAL FUND
VANGUARD SHORT-TERM CORPORATE FUND
VANGUARD INTERMEDIATE-TERM TREASURY FUND
VANGUARD INTERMEDIATE-TERM CORPORATE FUND
VANGUARD GNMA FUND
VANGUARD LONG-TERM TREASURY FUND
VANGUARD LONG-TERM CORPORATE FUND
VANGUARD HIGH-YIELD CORPORATE FUND

[PHOTO]

ANNUAL REPORT
JANUARY 31, 2000

[THE VANGUARD GROUP LOGO]

[PHOTO]
John C. Bogle

FELLOW SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant four years ago. What more could a man ask? While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.



                                             /s/ JOHN C. BOGLE


CONTENTS

REPORT FROM THE CHAIRMAN ............................1

THE MARKETS IN PERSPECTIVE ..........................7

REPORTS FROM THE ADVISERS ...........................9

PERFORMANCE SUMMARIES ..............................13

FUND PROFILES ......................................23

FINANCIAL STATEMENTS ...............................33

REPORT OF INDEPENDENT ACCOUNTANTS ..................54

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Interest rates rose sharply and bond prices fell during the 12 months ended January 31, 2000, as surprisingly strong economic growth sparked fears of higher inflation. In this difficult environment, five of the nine Vanguard Bond Funds posted negative total returns for the fiscal year.

     The returns of our funds varied widely according to maturity and credit quality. Our Short-Term Corporate Fund registered the highest return, earning 2.8% for the 12 months, while our Long-Term Treasury Fund provided a total return of -8.4%.

     The adjacent table presents the 12-month total return (capital change plus reinvested dividends) for each fund, broken down into capital and income components, as well as each fund's yield as of January 31. It also presents the return for the Institutional Shares of the Short-Term Corporate Fund, which are available for a minimum investment of $50 million.

----------------------------------------------------------------------
                                  FISCAL YEAR ENDED JANUARY 31, 2000
                                --------------------------------------
                                            COMPONENTS OF
                                            TOTAL RETURN
                                           --------------
                                                            SEC 30-DAY
                              TOTAL     INCOME    CAPITAL   ANNUALIZED
BOND FUND                    RETURN     RETURN    RETURN      YIELD
----------------------------------------------------------------------
SHORT-TERM FUNDS
  Treasury                     1.2%      5.2%      -4.0%      6.44%
  Federal                      1.6       5.6       -4.0       6.44
  Corporate                    2.8       6.2       -3.4       7.16
----------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
  Treasury                    -4.6%      5.5%     -10.1%      6.73%
  Corporate                   -2.7       6.2       -8.9       7.82
  GNMA                        -0.9       6.4       -7.3       6.86
----------------------------------------------------------------------
LONG-TERM FUNDS
  Treasury                    -8.4%      5.3%     -13.7%      6.59%
  Corporate                   -7.4       5.9      -13.3       7.48
----------------------------------------------------------------------
High-Yield
  Corporate Fund               0.2%      8.0%      -7.8%       9.54%
----------------------------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------------------------
Short-Term Corporate           2.9%      6.3%      -3.4%      7.27%
----------------------------------------------------------------------

     The net asset value of each of our funds declined during the 12 months. Our Long-Term Treasury Fund experienced the biggest price drop--nearly 14%. Prices of existing bonds move in the opposite direction from market interest rates, so the market value of bonds (and bond funds) rises when interest rates fall and declines when rates move higher. The effect is most significant for longer-term bonds, which are more sensitive than shorter-term securities to interest rate changes. The price change of a bond or a bond fund--spelled out in its capital return--reflects the sensitivity to interest rates. Generally, the maturities of our funds are longer than those of their competitors. Consequently, our relative performance--as well as our absolute results--is more affected, especially in the short term, by the direction of rates and the magnitude of the changes.

     As we have often reminded you, interest rates--and, thus, the prices of bonds--can shift rapidly. For example, thanks to falling interest rates, the capital return of the Long-Term Corporate Fund was 2.9% in fiscal 1999 and 7.9% in fiscal 1998. In fiscal

1997, when rates rose, the fund's capital return was -6.0%. Over long periods, these swings have tended to be offsetting, leaving interest income as the dominant factor in the total return for bond funds. That's why investors with long time horizons need not be overly concerned about short-term changes in the market value of bonds.

       Though a rise in interest rates results in an immediate decline in a bond fund's net asset value, it has an important positive effect for long-term bond investors: higher income. The yields of our funds on January 31 were considerably higher than they were a year ago. The increase in yields ranged from 0.62 percentage point for the GNMA Fund to more than 1.8 percentage points for our Intermediate-Term Treasury Fund, whose yield was 6.73% on January 31, up from 4.89% a year earlier. The important point about higher yields is that reinvested income becomes more productive. Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are listed in a table that follows this letter.

FINANCIAL MARKETS IN REVIEW

During the 12 months ended January 31, the U.S. economy continued to grow. The unemployment rate reached a 30-year low, and consumer confidence was at an all-time high. However, good economic news is often bad news for bonds. Bond investors viewed the continued economic expansion with trepidation because higher growth rates can ignite higher inflation, the enemy of bonds. (Rising prices diminish the purchasing power of a bond's interest payments.) Indeed, the Consumer Price Index did record an increase in the inflation rate--to 2.7% during the fiscal year ended January 31, from 1.7% during the previous 12 months. However, much of the increase stemmed from a sharp spike in oil prices.

     The yield of the 30-year Treasury bond rose 140 basis points to 6.49% during the period, and the yield of the 10-year Treasury jumped more than 2 percentage points to 6.67%. Investors were thus being paid more for taking less risk--a striking illustration of stress in the bond market. The yield of 3-month T-bills rose to 5.69% from 4.45% a year ago. The Lehman Aggregate Bond Index--which measures the entire taxable U.S. bond market and has an intermediate-term average maturity--returned -1.9%. The Lehman Long Treasury Index returned -8.3%.

     The Federal Reserve Board, seeking to slow the economy and preempt any acceleration in inflation, increased short-term interest rates three times, by a total of 75 basis points, during the fiscal year. Surprisingly, higher interest rates did not stop the stock market's ascent, though there were some sharp interim setbacks.

     The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, gained 14.4% during the fiscal year. Small- and mid-capitalization stocks managed to outpace large-cap stocks for the first time in several years:
The large-cap-dominated Standard & Poor's 500 Index gained 10.3%, less than one-third of the remarkable 31.7% gain of the Wilshire 4500 Completion Index (measuring the total U.S. market except for the S&P 500 stocks). Growth stocks, particularly technology-related issues, drove most of the gains.

FISCAL 2000 PERFORMANCE OVERVIEW

On an absolute basis, it was a disappointing 12 months for the Vanguard Bond Funds. On a relative basis, our performance was mixed. The returns of two of our short-term funds and our GNMA Fund surpassed those of comparable funds, but our other funds fell short of the average returns of their peers. In the case of the Long-Term Corporate Fund, our shortfall amounted to nearly 4 percentage points. We will note that, over the past 16 years, our funds have provided superior annual returns relative to their competitors 79% of the time (in 86 out of 109 yearly comparisons--a total that reflects the varying lengths of time our funds have existed). The adjacent table presents our returns compared with those of peer funds for the 2000 fiscal year.

     Our funds generally have average maturities that are longer than those of comparable mutual funds, a distinction that hurts our relative performance when interest rates are rising (as they were during fiscal 2000) and helps us when rates are stable or falling (as they were during fiscal 1999).

-----------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                        FISCAL YEAR ENDED JANUARY 31, 2000
                                      ---------------------------------------
                                                     AVERAGE
                                      VANGUARD      COMPETING
BOND FUND                               FUND          FUND*        DIFFERENCE
-----------------------------------------------------------------------------
Short-Term Treasury                     1.2%           1.4%          -0.2%
Short-Term Federal                      1.6            0.8           +0.8
Short-Term Corporate                    2.8            1.3           +1.5
-----------------------------------------------------------------------------
Intermediate-Term Treasury             -4.6%          -3.0%          -1.6%
Intermediate-Term Corporate            -2.7           -2.3           -0.4
GNMA                                   -0.9           -1.3           +0.4
-----------------------------------------------------------------------------
Long-Term Treasury                     -8.4%          -6.2%          -2.2%
Long-Term Corporate                    -7.4           -3.6           -3.8
-----------------------------------------------------------------------------
High-Yield Corporate                    0.2%           2.3%          -2.1%
-----------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------
Short-Term Corporate                    2.9%           1.3%          +1.6%
-----------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

     Though our High-Yield Corporate Fund eked out a slightly positive return of 0.2%, its performance fell well short of the 2.3% total return of its average peer. Despite rising interest rates and an increase in default rates, higher-yielding bonds performed relatively well during the 12 months. This is primarily because the robust health of the economy and the booming stock market improve chances that companies will be able to make good on their debt obligations. (Conversely, in a slowing economy, below-investment-grade bonds are perceived to be more risky because companies may have more difficulty earning enough to pay their debts.) The fund's investment adviser, Wellington Management Company, LLP, emphasizes bonds that are, on average, higher in credit quality than those of comparable funds. This approach mitigates risk but sacrifices the higher yields available on more speculative securities. Our fund holds virtually all of its assets in bonds rated B or higher, while our average peer holds about 15% of its assets in bonds rated below B. During fiscal 2000, the highest returns were earned by the very riskiest securities--those that are not rated by the major credit agencies. Our fund shuns these issues; our average peer holds about 8% of its assets in nonrated bonds.

     Our GNMA Fund declined over the fiscal year, returning -0.9%. Though a negative return is never good news, our return was better than the average return of GNMA mutual funds. Mortgage-backed securities are generally less sensitive to interest rate changes than other intermediate-term bonds. However, they carry significant prepayment risk--when interest rates are falling, many homeowners refinance their loans at lower rates. This added risk is why GNMAs must pay higher yields than comparable-maturity Treasury securities.

The threat of prepayments was, of course, not a factor during fiscal 1999. Generally, mortgage-backed securities earned higher income returns--and experienced less significant capital declines--than their intermediate-term bond counterparts.

     As noted earlier, our long-term funds fared worst, both on an absolute basis and relative to comparable mutual funds. The Long-Term Corporate Fund, which returned -7.4% during the 12 months, was farthest behind its average peer, which returned -3.6%. For the past several years, the Long-Term Corporate Fund has seen the pool of long-term high-quality bonds shrink rapidly. For example, during 1998, bonds rated AAA and AA together represented just 15% of the new issuance in the investment-grade market. That trend continued in 1999. As a result, the fund's Board of Trustees recently decided to broaden the range of securities in which the fund may invest, allowing the Long-Term Corporate Fund to buy bonds with slightly lower credit quality. The fund's benchmark will change from the Lehman Long Corporate AA or Better Index to the Lehman Long Corporate A or Better Index. While this will very slightly lower the fund's overall credit quality, it will give our adviser greater flexibility in seeking bonds with promising returns. The fund's average maturity, and, thus its sensitivity to interest rate changes, will not materially change.

LONG-TERM PERFORMANCE OVERVIEW

Over a longer period, eight of our nine funds have solidly outperformed bond mutual funds with similar objectives and policies. The table below summarizes each fund's long-term total return, comparing it with the average return of comparable mutual funds during the same period. The table also shows how $10,000 investments in our funds and their competitors would have grown over those periods. The Performance Summaries on pages 13 through 22 give details of the funds' long-term performance, including charts showing

---------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                             TEN YEARS ENDED JANUARY 31, 2000
                                   ----------------------------------------------------------------------------------------
                                           AVERAGE ANNUAL RETURN                FINAL VALUE OF A $10,000 INITIAL INVESTMENT
                                   ----------------------------------------     -------------------------------------------
                                                   AVERAGE                                        AVERAGE
                                   VANGUARD       COMPETING                       VANGUARD       COMPETING
BOND FUND                            FUND           FUND         DIFFERENCE         FUND           FUND         DIFFERENCE
---------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury*                 5.7%           5.3%           +0.4%           $15,813        $15,282        $   531
Short-Term Federal                   6.6            5.9            +0.7             18,964         17,712          1,252
Short-Term Corporate                 7.0            6.1            +0.9             19,762         18,071          1,691
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury*          6.8%           6.1%           +0.7%           $17,283        $16,325        $   958
Intermediate-Term Corporate*         5.4            4.7            +0.7             13,875         13,333            542
GNMA                                 7.7            6.9            +0.8             21,012         19,409          1,603
---------------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                   8.7%           7.2%           +1.5%           $23,008        $20,008         $3,000
Long-Term Corporate                  8.8            7.1            +1.7             23,342         19,878          3,464
---------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate                10.0%          10.0%            0.0%           $25,860        $25,940        $   (80)+
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------

Short-Term Corporate**               5.1%           4.0%           +1.1%         $56,203,306    $54,834,568     $1,368,738
---------------------------------------------------------------------------------------------------------------------------

 *Since inception: Short-Term Treasury and Intermediate-Term Treasury, October
  28, 1991; Intermediate-Term Corporate, November 1, 1993.

**Returns since inception, September 30, 1997; results based on initial investment of $50 million.

 +Difference due to rounding of returns.

each fund's cumulative returns for the past ten years (or its lifetime) and year-by-year breakdowns of its income and capital returns.

     Our margins of outperformance ranged from 0.4% a year for our Short-Term Treasury Fund to 1.7% annually for our Long-Term Corporate Fund. This edge can add up over time. In the case of the Long-Term Corporate Fund, a $10,000 investment made ten years ago would have grown to $23,342, compared with $19,878 in its average peer--a difference of $3,464, or nearly 35% of the initial investment.

     Only our High-Yield Corporate Fund failed to top its average peer during the decade. However, it's important to note that our fund delivered a return similar to the average for its competitors--and a terrific absolute result of 10.0% a year--at a considerably lower level of risk.

     For our Short-Term Treasury and Intermediate-Term Treasury Funds, the period since inception covers a little more than eight years; for the Intermediate-Term Corporate Fund, just over six years.

     Our strong overall performance is the result of excellent investment management by Vanguard's Fixed Income Group and Wellington Management Company, LLP and our significant cost advantage. Costs matter because they directly affect performance. For the fiscal year, our funds' expense ratios (annual expenses as a percentage of average net assets) averaged about 0.27%--$2.70 per $1,000 invested--a small fraction of the 1.04%, or $10.40 for every $1,000, charged by the average fixed-income fund. Because a bond fund's expenses directly reduce the income, and thus the total return, the fund produces, lower costs provide our funds with a significant advantage. Over long periods, differences in costs account for virtually all of the difference in total returns between mutual funds investing in bonds of similar maturities and credit quality.

     Of course, the returns presented on page 4 cannot be considered a promise of what's to come for bond investors. Over the past ten years, bond investors have benefited from a general decline in interest rates and moderate levels of inflation. Therefore, these returns reflect nearly ideal conditions for bonds. What the future will bring, of course, is anyone's guess. The best predictor of long-term returns from bonds--though it's far from infallible--is the current yield on those bonds. Based on current yields, long-term bonds can be reasonably expected to provide average returns of about 6.5% to 7% over the next decade or so, a bit below the returns of the recent past but a solid result, especially if inflation remains relatively tame.

IN SUMMARY

The recent difficulties in the bond market may prompt investors to question the value of diversification. But abandoning laggards and chasing winners is a risky strategy. As the last month of the fiscal year showed, the stock market can be volatile, and consistently stellar returns are by no means guaranteed.

     The huge disparity between stock and bond returns has not shaken our belief that investors are best served by selecting and sticking with a mix of stock, bond, and money market funds appropriate to their investment time horizon, goals, and risk tolerance.

A well-balanced portfolio provides exposure to the market's upside while limiting some of the downside. Investors should keep their eyes on the far horizon and not let interim turbulence sway them from their course.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

February 19, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

FUND STATISTICS
---------------------------------------------------------------------------------------------------------------------
                                                      NET ASSET VALUE               TWELVE MONTHS
                                                         PER SHARE               ENDED JAN. 31, 2000          SEC
                                                  ---------------------         ---------------------        30-DAY
                                                  JAN. 31,     JAN. 31,          INCOME     CAPITAL        ANNUALIZED
FUND                                               1999          2000           DIVIDENDS    GAINS*          YIELD
---------------------------------------------------------------------------------------------------------------------
Short-Term Treasury                               $10.37        $ 9.94           $0.534      $0.017          6.44%
Short-Term Federal                                 10.26          9.85            0.567        --            6.44
Short-Term Corporate                               10.86         10.49            0.660        --            7.16
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury                        $11.16        $10.03           $0.625        --            6.73%
Intermediate-Term Corporate                        10.07          9.13            0.623      $0.046          7.82
GNMA                                               10.47          9.71            0.669        --            6.86
---------------------------------------------------------------------------------------------------------------------
Long-Term Treasury                                $11.42        $ 9.74           $0.611      $0.120          6.59%
Long-Term Corporate                                 9.38          8.08            0.561       0.055          7.48
---------------------------------------------------------------------------------------------------------------------
High-Yield Corporate                              $ 7.90        $ 7.28           $0.631        --            9.54%
---------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------
Short-Term Corporate                              $10.86        $10.49           $0.673        --            7.27%
---------------------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 2000

The surprising strength of global economic growth was something of a tonic for stocks but seemed toxic for bonds during the fiscal year ended January 31, 2000. Interest rates soared--causing bond prices to fall--as investors and central banks worried that the rapid expansion in economic activity would cause inflation to worsen. Financial markets were anything but boring, as day-to-day price fluctuations for bonds and stocks were pronounced during the period.

U.S. STOCK MARKETS

The U.S. economy's performance was superlative during the fiscal year. Economic output grew at an inflation-adjusted rate of about 4%, a very rapid pace for a huge economy that has been expanding without pause for a record 107 months--nearly nine years. Growth also picked up in Asia and Europe. U.S. unemployment fell to 4.0% of the workforce, the lowest rate in 30 years. Inflation accelerated a bit--largely due to a 125% increase in oil prices--but the 2.7% increase in the Consumer Price Index (CPI) was hardly extreme. Corporate profits rose at a double-digit rate, providing some support for stock prices, which ordinarily are hurt by rising interest rates. Even so, some of the biggest gains were in stocks of companies with no profits at all.

----------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL RETURNS
                                                                    PERIODS ENDED JANUARY 31, 2000
                                                                   ---------------------------------
                                                                       1 YEAR    3 YEARS     5 YEARS
----------------------------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                                        10.3%     22.9%       26.6%
  Russell 2000 Index                                                   17.7      11.7        16.6
  Wilshire 5000 Index                                                  14.4      22.2        25.5
  MSCI EAFE Index                                                      19.6      14.9        12.6
----------------------------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                                         -1.9%       5.5%        7.2%
  Lehman 10 Year Municipal Bond Index                                 -3.1        4.5         6.5
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                                           4.8        5.0         5.2
----------------------------------------------------------------------------------------------------
OTHER
  Consumer Price Index                                                 2.7%       2.0%        2.3%
----------------------------------------------------------------------------------------------------

     The overall market, as measured by the Wilshire 5000 Total Market Index, recorded a 14.4% return, despite a -4.1% decline in the final month of the fiscal year. Small- and mid-capitalization stocks, which had lagged large-cap stocks for most of the previous five years, were the star performers. The 10.3% return of the large-cap S&P 500 Index, which represents more than 75% of the total market's value, badly trailed the 31.7% return of the rest of the market, as measured by the Wilshire 4500 Completion Index.

     The rise in the market averages obscured extremely wide variations in returns for various sectors. The small "other energy" category, home to oil exploration and services companies that benefited from pricier oil, soared 56%. But the consumer-staples group, which includes a number of big beverage, food, and tobacco companies, posted a horrid -19% return. Technology companies, which have become the market's largest sector, returned 38%. So did the producer-durables group, which includes several fast-growing makers of high-technology and telecommunications equipment. Higher fuel prices were a factor in the -13% decline for the auto & transportation group.

     In general, the market rewarded rapid growth and even the prospect of rapid growth while punishing sectors where actual or expected growth was subpar. This wide disparity based on expectations is reflected in the price/earnings (P/E) ratios for various sectors. For example, as of January 31, technology stocks in the S&P 500 Index had a market-cap weighted average P/E ratio of 56, more than five times the average P/E of 10 for auto & transportation stocks.

U.S. BOND MARKETS

Bond prices, which move in the opposite direction from interest rates, dropped almost continuously throughout the fiscal year. In part, the rise in rates reflected more borrowing by corporations and individuals. But a major factor was the anticipation that the U.S. economy's strong expansion would either rekindle inflation or force the Federal Reserve Board to keep boosting rates to counter that threat.

     Official inflation gauges sent ambiguous signals. The CPI rose 2.7% during the 12 months ended January 31, versus 1.7% during the previous 12 months. However, the CPI's "core rate," which excludes energy and food prices, gained a relatively modest 1.9%.

     The Fed, trying to cool the economy, raised its target for short-term interest rates on June 30 by one-quarter percentage point. It did so by a quarter-point again in August and November and, just after the end of our fiscal year, on February 2--a total increase of 1 full point in just over seven months.

     For the year, the Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a proxy for the entire taxable bond market, posted a -1.9% decline. On balance, yields rose by about 2 percentage points for intermediate-term U.S. Treasury securities. The 10-year Treasury's yield was 6.67% on January 31, 202 basis points above its 4.65% yield a year earlier. The rate increase was less pronounced--140 basis points--for 30-year Treasury bonds, which benefited because the federal government's growing budget surplus is reducing the supply of long-term securities.

     This led late in the fiscal year to an unusual "inversion" of the yield curve--instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds. As of January 31, for example, the yield of 3-year Treasury notes was 6.69%, while 30-year bonds yielded 6.49%. Short-term rates, which are most influenced by the Fed's moves, increased about 125 basis points; the yield on 3-month Treasury bills rose to 5.69% on January 31, 124 basis points above the level when the fiscal year began.

INTERNATIONAL STOCK MARKETS

Expanding economic activity and increased merger and acquisition activity were foundations of a strong year in international stock markets, which generally outperformed Wall Street. The biggest returns were from Pacific-region and emerging markets that bounced back from severe slumps in the previous two years.

     The overall return for U.S. investors from developed markets was 19.6%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. The MSCI Pacific Free Index was up 48.0% in U.S.-dollar terms, as returns of 38.5% in local currencies were boosted nearly 10 percentage points due to a rise in the value of the Japanese yen versus the dollar. In Europe, currency fluctuations had the opposite effect: A 20.8% local return was reduced to 8.3% for U.S. investors because the value of European currencies generally slumped versus the dollar.

     Emerging stock markets enjoyed a remarkable rebound. The Select Emerging Markets Free Index returned 57.8%, making up almost all the ground lost in the two previous years.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS;
INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND
LONG-TERM TREASURY FUND

The fiscal year ended January 31, 2000, was an ugly period for bond investors. Interest rates moved steadily higher in response to a strong economy that prompted the Federal Reserve Board (the Fed) to tighten monetary policy by raising rates. For shareholders of the Vanguard Bond Funds, increasing market interest rates eroded net asset values.

     As the fiscal year began, the bond market was recovering from a chaotic period following Russia's default on its debts in August 1998. The Russian crisis initiated a wave of fear that engulfed global markets. As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasury securities. Their buying pushed yields down to levels not seen in a generation. On October 5, 1998, the benchmark 30-year Treasury bond yielded 4.72%. The markets in other fixed-income securities (corporate bonds, mortgages, and asset-backed securities) were near gridlock, so the Fed reduced short-term interest rates three times to improve liquidity.

     The Fed's rate reductions had the desired effect: Liquidity improved for other segments of the bond market, with spreads between bid and offering prices returning to the near-normal levels that had prevailed in the first half of 1998. By early 1999, as the specter of financial Armageddon receded in investors' minds, the market began to see a reversal of the flight to quality that had sent buyers flocking to Treasuries. Investors began to focus on economic news to determine price levels. What they saw was an American economy that was growing very rapidly, propelled by strong consumer spending and capital investment. Real (inflation-adjusted) gross domestic product grew at a rate of about 4% for all of 1999, and in the second half of the year growth accelerated to an annualized rate of nearly 6%. The demand for workers by U.S. companies caused the unemployment rate to fall to a 30-year low. Although inflation remained subdued, the bond market was plagued by concern that the Fed would raise interest rates to forestall a future rise in prices. The Fed, indeed, raised its target for short-term rates three times in increments of 25 basis points, (four times, if we count the increase on February 2, after our year-end). Investors had anticipated those increases by selling bonds, which caused the steady rise in rates that we saw during the fiscal year. The 30-year Treasury bond closed the period with a yield of 6.49%, up 1.4 percentage points from its opening level.

     Yields increased even more for many other segments of the Treasury bond market. In January 2000, the Treasury announced that current and projected federal budget surpluses would enable it to cut back the issuance of 30-year bonds and that it would begin buying back outstanding long-term bonds. The prospect of a shrinking supply of bonds with maturities of 15 years or more resulted in greater demand for these bonds, so their yields rose more slowly than yields on shorter-term instruments. Yields on Treasuries with maturities between 2 and 10 years, for example, rose a bit more than 2 percentage points during the fiscal year.

     Although corporate and mortgage-backed securities also were hurt by the rise in market rates, they generally suffered less than Treasuries. Investors who shunned these sectors a year ago were eager purchasers during fiscal 2000, causing a narrowing in the gap between yields of these bonds and those of Treasuries.

A REVIEW OF OUR FUNDS

The rise in interest rates and the resulting fall in bond prices caused negative capital returns for our funds, offsetting much or all of the income they generated. (A breakdown of capital and income returns is presented in the Chairman's report on page 1.)

     During fiscal 2000, we maintained the average durations of our funds below those of their benchmarks. We thus were able to mitigate some of the damage done to net asset values by rising interest rates (a longer duration implies increased sensitivity to rate changes). However, our Intermediate- and Long-Term Treasury Funds typically have higher average duration than their mutual fund peers, a characteristic that hurts when interest rates are rising, as during the past year. As noted above, demand for corporate securities increased this year, which helped the corporate funds to outperform their Treasury counterparts.

THE RISKS AHEAD

At this point, the market appears to have "priced in" additional Fed tightening of monetary policy. The consensus is that the Fed will raise its target federal funds rate an additional 0.50% by mid-2000. Whether such steps will slow the economy enough to suit the Fed is debatable. However, the rise in yields since autumn 1998 has significantly boosted income from bonds, something that will help counter the blow to prices if the Fed raises rates further than expected. Corporate bonds provide attractive yield premiums if we are correct in our view that the economy will continue growing at a healthy pace.

     The Vanguard Bond Funds provide a wide range of risk/return combinations so that investors can select the fund whose characteristics best suit their needs. It is appropriate for investors to periodically reevaluate their holdings as risk and return relationships change. For our part, we remain committed to providing disciplined portfolio management at the lowest possible cost.


Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal


February 15, 2000


INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
GNMA FUND; LONG-TERM CORPORATE FUND;
AND HIGH-YIELD CORPORATE FUND

Interest rates rose sharply during our fiscal year, creating an unfavorable environment for bonds. Rates increased by about 2 percentage points (200 basis points) on intermediate-term Treasury bonds over the 12 months.

     The GNMA, Long-Term Corporate, and High-Yield Corporate Funds are all affected, to varying degrees, by changes in the level and direction of interest rates. The GNMA Fund generally behaves like an intermediate-term bond fund, and its net asset value generally fluctuates less than that of a long-term fund. However, large swings in interest rates--which affect homeowners' decisions to prepay or stick with their mortgages--can lead to dramatic changes in the expected duration of the GNMA Fund. For the Long-Term Corporate Fund, the rise in rates during the past year caused a sharp decline in net asset value, because long-term bonds are most sensitive to changes in rates. The High-Yield Corporate Fund suffered less because its net asset value is usually affected more by changes in credit quality of its bond holdings than by changes in interest rates.

     Interest rates began rising early in the fiscal year, well before the Federal Reserve Board's June 30 decision to boost short-term rates by 25 basis points--the first of three such increases during the 12 months.

     The fiscal year saw above-average "risk premiums" on corporate bonds--the additional yield available to investors for investing in these bonds rather than in U.S. Treasury securities, which have no credit risk. The higher risk premiums have persisted, even though corporate profits are strong and the domestic economy is healthy, because the federal budget surplus is enabling the Treasury to reduce its supply of securities. In the past, a strong economy tended to keep risk premiums relatively low.

GNMA FUND

Yields increased and prices declined during fiscal 2000 for GNMAs and other mortgage-backed securities--just as for other bonds. As a result, the total return for your GNMA Fund was -0.9% for the 12 months. The -7.3% decline in the market value of the fund's securities was in line with their intermediate-term maturity structure. Most GNMA issues fared better than comparable-maturity securities issued by the Treasury and government agencies.

     Although returns of GNMA securities in the past 12 months were disappointing, their yields today are very generous compared with both the current inflation rate and comparable Treasury securities. For these reasons, we believe that future returns will be better than those achieved in fiscal 2000. We expect a moderate amount of price volatility to continue in fixed-income security markets--years like the past one will always occur from time to time. However, we believe that your GNMA Fund will continue to offer yields and long-term returns above those of similarly structured securities while also carrying the guarantee of the U.S. government as to payment of principal and interest.

LONG-TERM CORPORATE FUND

The average maturity of this fund's holdings is 19 years, in keeping with its charter as an investment-grade, long-term corporate bond fund. The fund's average duration also is long, at slightly less than nine years, which indicates that the net asset value is extremely sensitive to changes in long-term interest rates. A duration of nine years means that if interest rates move up or down by 100 basis points (1 percentage point), the fund's net asset value can be expected to fall or rise by 9%. Rates on long-term corporate bonds rose by almost 1.5% during the fiscal year, resulting in a -13.3% capital return for the fund and a total return of -7.4%. The fund has excellent call protection, meaning that most issuers of bonds it holds cannot redeem those bonds if interest rates decline. This helps to protect the fund's income stream from falling rates.

     As the past 12 months demonstrated, the major risk faced by the Long-Term Corporate Fund is higher interest rates. A second risk is always present as well--that the creditworthiness of corporate bond issuers could decline. To mitigate this risk, the fund is well diversified by issuer and industry. More than 80% of its assets are invested in issues rated A or better, and most of the issuers are well-established, larger companies with stable operating histories. The fund does not own securities from emerging markets, and it invests in foreign bonds only if they're denominated in U.S. dollars.

HIGH-YIELD CORPORATE FUND

The market for below-investment-grade, or high-yield, bonds is a hybrid one. Under some conditions, high-yield bonds follow the direction of the stock market; at other times, they behave like other bonds. The High-Yield Corporate Fund squeaked out a positive return (0.2%) during the 12 months ended January 31 despite both rising interest rates and defaults on a record $23 billion worth of high-yield bonds ($5 billion more than the old record set in 1991). The vibrant domestic economy and the rising stock market softened the impact of these two blows.

     With the Fed raising interest rates, and thus implicitly restricting credit, the high-yield market may face headwinds for another six months or so. When rates are up, the marginal borrower or lower-rated issuer must pay a steeper risk premium to obtain credit. We have begun to see this phenomenon. Investors' tolerance for risk will diminish if the Fed succeeds in its effort to slow the economy's growth rate.

     We remain very selective with respect to credit. We are avoiding smaller start-up companies and focusing, as always, on the higher-quality spectrum of the below-investment-grade market. The fund continues to emphasize cash-paying issues, most of which are rated B or better. We maintain a modest reserve of U.S. Treasury securities to ensure liquidity.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 14, 2000

PERFORMANCE SUMMARY
SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 2000

---------------------------------------------------------
                SHORT-TERM TREASURY FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1992         1.2%         1.4%        2.6%         3.0%
1993         3.3          5.4         8.7          9.0
1994         0.8          4.7         5.5          6.1
1995        -4.8          5.2         0.4         -0.1
1996         4.8          6.6        11.4         12.0
1997        -1.9          5.8         3.9          4.1
1998         1.1          6.0         7.1          7.9
1999         1.2          5.5         6.7          7.0
2000        -4.0          5.2         1.2          1.3
---------------------------------------------------------

*Lehman 1-5 Year Treasury Index.
See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                                Average                 Lehman
                        Short-Term              Short                   1-5 Year
                        Treasury                Treasury                Treasury
                        Fund                    Fund*                   Index
10/28/91                10000                   10000                   10000
1991  10                10045                   10045                   10045
1992  01                10260                   10271                   10302
1992  04                10357                   10360                   10404
1992  07                10767                   10684                   10834
1992  10                10893                   10782                   10965
1993  01                11157                   10974                   11225
1993  04                11425                   11169                   11481
1993  07                11473                   11233                   11587
1993  10                11650                   11393                   11793
1994  01                11775                   11499                   11912
1994  04                11513                   11287                   11607
1994  07                11662                   11418                   11764
1994  10                11681                   11433                   11751
1995  01                11822                   11560                   11897
1995  04                12199                   11885                   12291
1995  07                12550                   12142                   12677
1995  10                12820                   12385                   12958
1996  01                13165                   12701                   13327
1996  04                13019                   12556                   13182
1996  07                13182                   12703                   13350
1996  10                13520                   13010                   13715
1997  01                13677                   13136                   13870
1997  04                13791                   13228                   13984
1997  07                14145                   13573                   14402
1997  10                14368                   13762                   14652
1998  01                14649                   14008                   14966
1998  04                14773                   14123                   15081
1998  07                14990                   14326                   15325
1998  10                15545                   14806                   15926
1999  01                15625                   14868                   16006
1999  04                15643                   14884                   16017
1999  07                15635                   14891                   16045
1999  10                15828                   15049                   16232
2000  01                15813                   15282                   16211



                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 2000
                                     ---------------------------------
                                                               SINCE          FINAL VALUE OF A
                                     1 YEAR      5 YEARS     INCEPTION       $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
Short-Term Treasury Fund              1.20%       5.99%         5.70%            $15,813
Average Short Treasury Fund*          1.36        5.62          5.27              15,282
Lehman 1-5 Year Treasury Index        1.28        6.38          6.02              16,211
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

----------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                 INCEPTION                                  ------------------------------
                                   DATE          1 YEAR     5 YEARS         CAPITAL    INCOME      TOTAL
----------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund      10/28/1991        1.85%        6.37%         0.23%        5.56%       5.79%
----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM FEDERAL FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JANUARY 31, 2000

---------------------------------------------------------
                SHORT-TERM FEDERAL FUND         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1988         0.5%         0.5%         1.0%         1.9%
1989        -2.7          8.4          5.7          5.0
1990         1.1          9.0         10.1         10.5
1991         1.9          8.6         10.5         11.1
1992         3.1          7.5         10.6         11.3
1993         2.3          6.2          8.5          8.9
1994         1.1          5.1          6.2          6.1
1995        -5.6          5.4         -0.2         -0.1
1996         5.0          6.4         11.4         12.0
1997        -1.7          6.2          4.5          4.1
1998         0.8          6.3          7.1          7.9
1999         0.7          5.9          6.6          6.9
2000        -4.0          5.6          1.6          1.3
---------------------------------------------------------

*Lehman 1-5 Year Government Index.

See Financial Highlights table on page 44 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                       Average             Lehman
                   Short-Term          1-5 Year            1-5 Year
                   Federal             Government          Government
                   Fund                Fund*               Index
1990 01            10000               10000               10000
1990 04            10082               10088               10069
1990 07            10489               10468               10509
1990 10            10692               10672               10742
1991 01            11046               11027               11113
1991 04            11275               11234               11366
1991 07            11494               11410               11577
1991 10            11930               11864               12065
1992 01            12218               12116               12371
1992 04            12347               12213               12495
1992 07            12859               12607               13006
1992 10            13003               12742               13162
1993 01            13255               13011               13470
1993 04            13568               13262               13778
1993 07            13705               13372               13904
1993 10            13944               13610               14149
1994 01            14081               13709               14292
1994 04            13740               13341               13929
1994 07            13890               13396               14119
1994 10            13874               13431               14105
1995 01            14051               13559               14279
1995 04            14510               13942               14751
1995 07            14922               14272               15212
1995 10            15266               14674               15551
1996 01            15657               15012               15988
1996 04            15550               14835               15819
1996 07            15743               14947               16024
1996 10            16161               15409               16462
1997 01            16363               15546               16650
1997 04            16494               15664               16790
1997 07            16930               16034               17288
1997 10            17190               16360               17588
1998 01            17518               16618               17957
1998 04            17681               16735               18101
1998 07            17941               16917               18393
1998 10            18520               17466               19090
1999 01            18668               17566               19194
1999 04            18719               17604               19220
1999 07            18649               17474               19243
1999 10            18916               17766               19479
2000 01            18964               17712               19448


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 2000
                                                      ---------------------------------        FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     10 YEARS       $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------
Short-Term Federal Fund                               1.59%       6.18%         6.61%              $18,964
Average 1-5 Year Government Fund*                     0.83        5.49          5.88                17,712
Lehman 1-5 Year Government Index                      1.32        6.37          6.88                19,448
----------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
                                                                                        10 YEARS
                                   INCEPTION                                 ------------------------------
                                      DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Short-Term Federal Fund            12/31/1987       2.07%       6.51%          0.27%       6.32%      6.59%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JANUARY 31, 2000

---------------------------------------------------------
              SHORT-TERM CORPORATE FUND          LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
---------------------------------------------------------
1983         0.5%        2.7%        3.2%         4.6%
1984        -1.1        10.6         9.5         10.9
1985         2.3        11.7        14.0         14.1
1986         3.7        10.5        14.2         14.6
1987         2.9         8.7        11.6         11.9
1988        -2.2         7.4         5.2          6.8
1989        -1.9         8.2         6.3          6.5
1990         1.1         9.1        10.2         10.7
1991         1.5         9.0        10.5          9.8
1992         3.6         8.1        11.7         13.4
1993         2.6         6.7         9.3          9.5
1994         0.4         5.7         6.1          7.9
1995        -4.9         5.5         0.6          0.3
1996         5.2         6.8        12.0         13.8
1997        -1.7         6.2         4.5          4.6
1998         1.1         6.4         7.5          8.0
1999        -0.1         6.3         6.2          7.1
2000        -3.4         6.2         2.8          1.5
---------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 44 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                              Average       Lehman
                 Short-Term   1-5 Year      1-5 Year
                 Corporate    Investment*   Investment
                 Fund         Grade Fund    Grade Index
1990 01          10000        10000         10000
1990 04          10102        10115         10091
1990 07          10509        10460         10547
1990 10          10704        10602         10645
1991 01          11047        10893         10980
1991 04          11352        11201         11392
1991 07          11563        11396         11637
1991 10          12023        11797         12124
1992 01          12339        12056         12454
1992 04          12470        12217         12613
1992 07          13016        12617         13171
1992 10          13132        12737         13280
1993 01          13486        12955         13631
1993 04          13777        13214         14013
1993 07          13881        13360         14207
1993 10          14135        13635         14490
1994 01          14310        13720         14706
1994 04          13999        13428         14304
1994 07          14196        13567         14557
1994 10          14207        13649         14556
1995 01          14397        13709         14746
1995 04          14888        14070         15314
1995 07          15339        14464         15851
1995 10          15684        14849         16248
1996 01          16117        15169         16774
1996 04          15987        15024         16573
1996 07          16192        15207         16805
1996 10          16631        15662         17317
1997 01          16846        15793         17538
1997 04          16990        15905         17686
1997 07          17482        16342         18296
1997 10          17754        16649         18562
1998 01          18115        16893         18943
1998 04          18305        17040         19133
1998 07          18589        17268         19439
1998 10          18960        17728         19973
1999 01          19231        17845         20281
1999 04          19371        17920         20388
1999 07          19343        17847         20291
1999 10          19613        18132         20588
2000 01          19762        18071         20589


                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED JANUARY 31, 2000
                                                       ---------------------------------     FINAL VALUE OF A
                                                       1 YEAR      5 YEARS      10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                              2.77%       6.54%         7.05%           $19,762
Average 1-5 Year Investment Grade Fund*                1.27        5.68          6.10             18,071
Lehman 1-5 Year Investment Grade Index                 1.52        6.90          7.49             20,589
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                            10 YEARS
                                           INCEPTION                             -----------------------------
                                             DATE        1 YEAR      5 YEARS     CAPITAL     INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                 10/29/1982       3.30%       6.82%      0.34%       6.68%      7.02%
--------------------------------------------------------------------------------------------------------------


*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM CORPORATE FUND INSTITUIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JANUARY 31, 2000

----------------------------------------------------------------
                        SHORT-TERM CORPORATE FUND
                          INSTITUTIONAL SHARES           LEHMAN*
FISCAL               CAPITAL     INCOME      TOTAL       TOTAL
YEAR                  RETURN     RETURN      RETURN      RETURN
----------------------------------------------------------------
1998                   0.6%       2.2%        2.8%         3.6%
1999                  -0.1        6.4         6.3          7.1
2000                  -3.4        6.3         2.9          1.5
----------------------------------------------------------------

*Lehman 1-5 Year Investment Grade Index.

See Financial Highlights table on page 45 for dividend information since the fund's inception.


CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1997-JANUARY 31, 2000
--------------------------------------------------------------------------------

            Short-Term              Average                 Lehman
            Corporate Fund          1-5 Year                1-5 Year
            Institutional           Ivestment               Investment
            Shares                  Grade Fund*             Grade Index
9/30/97     50000000                50000000                50000000
1997 10     50357578                50325000                50350000
1998 01     51397170                51260913                51793400
1998 04     51950999                51712708                52312378
1998 07     52772848                52448778                53148887
1998 10     53841123                53595645                54608396
1999 01     54626181                54146903                55450014
1999 04     55043333                54381084                55744070
1999 07     54978555                54205812                55476809
1999 10     55763639                54817625                56290334
2000 01     56203306                54834568                56292855



                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED JANUARY 31, 2000  FINAL VALUE OF
                                                               ------------------------------   A $50,000,000
                                                               1 YEAR         SINCE INCEPTION    INVESTMENT
-------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                 2.89%               5.13%        $56,203,306
Average 1-5 Year Investment Grade Fund*                        1.27                4.03          54,834,568
Lehman 1-5 Year Investment Grade Index                         1.52                5.20          56,292,855
-------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

---------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                              INCEPTION                 -----------------------------
                                                                DATE        1 YEAR      CAPITAL     INCOME     TOTAL
---------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund Institutional Shares                9/30/1997     3.43%       -1.12%       6.37%     5.25%
---------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JANUARY 31, 2000

-------------------------------------------------------
            INTERMEDIATE-TERM TREASURY FUND     LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1992         1.9%       1.7%         3.6%         4.0%
1993         6.1        7.0         13.1         13.2
1994         4.1        6.0         10.1         10.6
1995        -9.6        5.7         -3.9         -4.5
1996        11.7        7.3         19.0         19.6
1997        -4.9        6.2          1.3          1.3
1998         4.1        6.7         10.8         11.7
1999         3.3        6.1          9.4         10.0
2000       -10.1        5.5         -4.6         -5.0
-------------------------------------------------------

*Lehman 5-10 Year Treasury Index.

See Financial Highlights table on page 45 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: OCTOBER 28, 1991-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Intermediate-       Average             Lehman
                    Term                Intermediate        5-10 Year
                    Treasury            Treasury            Treasury
                    Fund                Fund*               Index
10/28/91            10000               10000               10000
1991  10            10105               10105               10105
1992  01            10359               10359               10396
1992  04            10376               10381               10424
1992  07            11128               11026               11184
1992  10            11260               11127               11316
1993  01            11721               11498               11764
1993  04            12178               11857               12202
1993  07            12431               12067               12525
1993  10            12793               12427               12935
1994  01            12904               12498               13015
1994  04            12144               11908               12194
1994  07            12331               12049               12382
1994  10            12115               11936               12141
1995  01            12401               12102               12435
1995  04            12993               12505               13060
1995  07            13636               12930               13732
1995  10            14185               13340               14288
1996  01            14753               13808               14874
1996  04            14098               13315               14199
1996  07            14268               13448               14364
1996  10            14849               13903               14984
1997  01            14941               13998               15072
1997  04            14999               14013               15091
1997  07            15711               14638               15916
1997  10            16045               14922               16294
1998  01            16551               15335               16834
1998  04            16591               15360               16864
1998  07            16950               15649               17252
1998  10            17989               16471               18472
1999  01            18114               16530               18521
1999  04            17711               16305               18088
1999  07            17344               16064               17728
1999  10            17540               16221               17896
2000  01            17283               16325               17597


                                            AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED JANUARY 31, 2000
                                           -------------------------------
                                                                   SINCE         FINAL VALUE OF A
                                          1 YEAR      5 YEARS    INCEPTION     $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund           -4.59%       6.86%       6.85%           $17,283
Average Intermediate Treasury Fund*       -3.01        6.02        6.11             16,325
Lehman 5-10 Year Treasury Index           -4.99        7.19        7.08             17,597
-------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                       INCEPTION                                ------------------------------
                                         DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Intermediate-Term Treasury Fund       10/28/1991     -3.52%       7.37%         0.68%        6.30%      6.98%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JANUARY 31, 2000

-------------------------------------------------------
           INTERMEDIATE-TERM CORPORATE FUND     LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1994         0.4%       1.3%         1.7%        2.4%
1995        -9.7        6.0         -3.7        -4.0
1996        12.1        7.8         19.9        21.1
1997        -4.2        6.5          2.3         2.7
1998         3.3        6.9         10.2        10.4
1999         1.2        6.5          7.7         8.4
2000        -8.9        6.2         -2.7        -3.7
-------------------------------------------------------

*Lehman 5-10 Year Investment Grade Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 1, 1993-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Intermediate-       Average             Lehman
                    Term                Intermediate        5-10 Year
                    Corporate           Investment          Investment
                    Fund                Grade Fund*         Grade Index
11/1/93             10000               10000               10000
1994 01             10166               10148               10244
1994 04              9583                9661                9576
1994 07              9718                9773                9782
1994 10              9563                9663                9605
1995 01              9787                9842                9831
1995 04             10300               10242               10401
1995 07             10834               10651               10953
1995 10             11267               10996               11398
1996 01             11738               11363               11903
1996 04             11246               11028               11421
1996 07             11388               11159               11565
1996 10             11884               11559               12099
1997 01             12007               11678               12220
1997 04             12054               11740               12251
1997 07             12674               12282               12968
1997 10             12906               12481               13154
1998 01             13237               12797               13491
1998 04             13345               12316               13608
1998 07             13585               13118               13844
1998 10             13977               13472               14263
1999 01             14260               13647               14621
1999 04             14070               12949               14424
1999 07             13758               13306               14052
1999 10             13935               13463               14245
2000 01             13875               13333               14082




                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED JANUARY 31, 2000
                                                     -------------------------------
                                                                             SINCE         FINAL VALUE OF A
                                                    1 YEAR      5 YEARS    INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund                    -2.70%       7.23%         5.38%            $13,875
Average Intermediate Investment Grade Fund*         -2.30        6.26          4.71              13,333
Lehman 5-10 Year Investment Grade Index             -3.69        7.45          5.63              14,082
-----------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                 INCEPTION                                -----------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund                 11/1/1993     -1.53%       7.71%         -1.07%       6.57%       5.50%
------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
GNMA FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JANUARY 31, 2000


-------------------------------------------------------
                       GNMA FUND                LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1981        -12.5%       6.2%       -6.3%        -8.8%
1982         -9.5        13.5         4.0          1.7
1983         16.3        15.8        32.1         39.6
1984         -0.1        12.3        12.2         12.0
1985          0.5        13.0        13.5         15.4
1986          7.2        12.4        19.6         22.6
1987          1.9        10.3        12.2         13.6
1988         -4.1         9.4         5.3          6.8
1989         -3.6         9.4         5.8          6.6
1990          2.1         9.9        12.0         12.9
1991          3.2         9.7        12.9         13.2
1992          4.1         8.9        13.0         12.9
1993          2.4         8.0        10.4         10.1
1994         -1.0         6.2         5.2          6.1
1995         -6.5         6.9         0.4         -0.3
1996          7.6         8.0        15.6         15.5
1997         -2.1         7.3         5.2          5.6
1998          2.5         7.4         9.9          9.8
1999          0.0         6.8         6.8          6.7
2000         -7.3         6.4        -0.9          0.3
-------------------------------------------------------

*Lehman GNMA Index.

See Financial Highlights table on page 46 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                                        Average             Lehman
                    GNMA Fund           GNMA Fund           GNMA Index
1990 01             10000               10000               10000
1990 04              9971                9964                9991
1990 07             10599               10569               10656
1990 10             10693               10673               10726
1991 01             11285               11195               11316
1991 04             11550               11412               11600
1991 07             11842               11690               11918
1991 10             12512               12264               12558
1992 01             12752               12471               12779
1992 04             12905               12593               12958
1992 07             13491               13178               13464
1992 10             13663               13288               13663
1993 01             14079               13678               14075
1993 04             14311               13933               14346
1993 07             14570               14255               14624
1993 10             14623               14367               14698
1994 01             14809               14483               14930
1994 04             14291               13876               14354
1994 07             14586               14141               14655
1994 10             14407               13924               14472
1995 01             14862               14252               14892
1995 04             15529               14833               15586
1995 07             16112               15449               16205
1995 10             16629               15884               16670
1996 01             17187               16343               17198
1996 04             16857               15982               16979
1996 07             17095               16212               17208
1996 10             17772               16765               17862
1997 01             18072               16968               18163
1997 04             18221               17069               18343
1997 07             18980               17857               19089
1997 10             19404               18172               19507
1998 01             19853               18542               19933
1998 04             20076               18706               20177
1998 07             20412               19073               20513
1998 10             20826               19402               20906
1999 01             21202               19658               21261
1999 04             21275               19690               21422
1999 07             20812               19373               21087
1999 10             21293               19689               21552
2000 01             21012               19409               21323



                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED JANUARY 31, 2000
                              ---------------------------------     FINAL VALUE OF A
                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------
GNMA Fund                     -0.89%       7.17%         7.71%          $21,012
Average GNMA Fund*            -1.27        6.37          6.86            19,409
Lehman GNMA Index              0.29        7.44          7.87            21,323
-------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-----------------------------------------------------------------------------------------
                                                                      10 YEARS
                    INCEPTION                              ------------------------------
                      DATE        1 YEAR       5 YEARS     CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------
GNMA Fund           6/27/1980      0.78%       7.80%        0.19%       7.52%      7.71%
-----------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 19, 1986-JANUARY 31, 2000
-------------------------------------------------------

                LONG-TERM TREASURY FUND          LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1987         3.1%       5.5%         8.6%        11.9%
1988        -7.7        8.0          0.3          1.5
1989        -2.2        8.6          6.4          5.1
1990         2.7        8.6         11.3         12.3
1991         2.2        8.8         11.0         11.6
1992         4.1        8.3         12.4         13.4
1993         6.1        8.0         14.1         14.6
1994         8.9        7.2         16.1         16.7
1995       -13.0        6.3         -6.7         -7.5
1996        18.7        8.0         26.7         27.4
1997        -8.2        6.4         -1.8         -1.6
1998         9.7        7.1         16.8         18.3
1999         5.8        6.2         12.0         12.3
2000       -13.7        5.3         -8.4         -8.3
-------------------------------------------------------

*Lehman Long Treasury Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
---------------------------------------------------------

                    Long-Term           Average General     Lehman Long
                    Treasury Fund       Treasury Fund       Treasury Index
1990 01             10000               10000               10000
1990 04              9660                9783                9693
1990 07             10396               10421               10474
1990 10             10286               10380               10378
1991 01             11100               11053               11157
1991 04             11330               11253               11391
1991 07             11396               11343               11464
1991 10             12132               12065               12261
1992 01             12480               12388               12655
1992 04             12413               12245               12575
1992 07             13408               12965               13656
1992 10             13428               13069               13676
1993 01             14244               13658               14508
1993 04             14840               13986               15143
1993 07             15733               14537               16089
1993 10             16516               15292               16917
1994 01             16535               15346               16935
1994 04             15072               14126               15341
1994 07             15317               14245               15605
1994 10             14705               14055               14953
1995 01             15430               14494               15667
1995 04             16231               14872               16536
1995 07             17402               15546               17723
1995 10             18618               16602               18969
1996 01             19553               17328               19964
1996 04             17899               16100               18306
1996 07             18188               16185               18602
1996 10             19170               17181               19623
1997 01             19192               17368               19649
1997 04             19172               16984               19613
1997 07             20756               17962               21399
1997 10             21374               18734               22100
1998 01             22425               19643               23237
1998 04             22378               19241               23200
1998 07             23204               19587               24087
1998 10             24698               20941               25704
1999 01             25121               21319               26086
1999 04             23890               20211               24777
1999 07             23106               19615               24010
1999 10             23229               20099               24111
2000 01             23008               20008               23928


                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED JANUARY 31, 2000
                                       ---------------------------------     FINAL VALUE OF A
                                       1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
Long-Term Treasury Fund               -8.41%          8.32%       8.69%           $23,008
Average General Treasury Fund*        -6.15           6.66        7.18             20,008
Lehman Long Treasury Index            -8.27           8.84        9.12             23,928
-------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-------------------------------------------------------------------------------------------------
                                                                              10 YEARS
                             INCEPTION                             ------------------------------
                               DATE         1 YEAR       5 YEARS   CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------
Long-Term Treasury Fund      5/19/1986      -8.66%       8.61%     1.03%        7.12%       8.15%
-------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JANUARY 31, 2000

-------------------------------------------------------
                LONG-TERM CORPORATE FUND         LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL      TOTAL
YEAR         RETURN      RETURN      RETURN      RETURN
-------------------------------------------------------
1981        -3.5%       11.7%        8.2%         3.0%
1982        -4.7        13.2         8.5         -0.8
1983        13.3        15.0        28.3         43.4
1984        -2.0        12.3        10.3          9.9
1985         0.0        13.4        13.4         17.4
1986         7.4        12.9        20.3         25.1
1987         5.6        10.9        16.5         21.1
1988        -7.5         9.3         1.8          3.0
1989        -2.5         9.6         7.1          6.6
1990         1.1         9.6        10.7         11.2
1991         0.3         9.5         9.8         11.2
1992         7.6         9.5        17.1         15.5
1993         6.6         8.5        15.1         13.8
1994         6.5         7.3        13.8         12.6
1995       -11.9         6.8        -5.1         -5.3
1996        15.3         8.3        23.6         23.9
1997        -6.0         6.9         0.9          0.7
1998         7.9         7.6        15.5         15.3
1999         2.9         6.6         9.5         10.3
2000       -13.3         5.9        -7.4         -8.3
-------------------------------------------------------

*Lehman Long Corporate AA or Better Index.

See Financial Highlights table on page 47 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    Long-Term           Average Corporate   Lehman Long Corporate
                    Corporate Fund       A-Rated Fund*      AA or Better Index
1990 01             10000               10000               10000
1990 04              9794                9904                9814
1990 07             10550               10496               10519
1990 10             10265               10457               10456
1991 01             10981               10956               11116
1991 04             11461               11311               11510
1991 07             11656               11498               11733
1991 10             12396               12117               12456
1992 01             12858               12433               12842
1992 04             12967               12527               12918
1992 07             14029               13314               13886
1992 10             14019               13356               13886
1993 01             14794               13823               14609
1993 04             15437               14307               15097
1993 07             16062               14752               15706
1993 10             16714               15225               16319
1994 01             16840               15289               16455
1994 04             15654               14400               15234
1994 07             15868               14583               15484
1994 10             15366               14321               14934
1995 01             15978               14620               15578
1995 04             16873               15255               16508
1995 07             17859               15937               17476
1995 10             18892               16584               18445
1996 01             19755               17108               19305
1996 04             18568               16433               18119
1996 07             18838               16698               18419
1996 10             19804               17383               19414
1997 01             19924               17481               19445
1997 04             19937               17494               19480
1997 07             21732               18513               21163
1997 10             22225               18864               21577
1998 01             23017               19292               22428
1998 04             23187               19354               22645
1998 07             23764               19816               23157
1998 10             24186               20320               23668
1999 01             25207               20627               24735
1999 04             24273               20279               23739
1999 07             23364               19947               22777
1999 10             23535               20133               23103
2000 01             23342               19878               22682


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED JANUARY 31, 2000
                                                      ---------------------------------     FINAL VALUE OF A
                                                      1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund                              -7.40%       7.88%         8.85%         $23,342
Average Corporate A-Rated Fund*                       -3.63        6.34          7.11           19,878
Lehman Long Corporate AA or Better Index              -8.30        7.80          8.53           22,682
-------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

--------------------------------------------------------------------------------------------------------------
                                                                                         10 YEARS
                             INCEPTION                                ----------------------------------------
                               DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Long-Term Corporate Fund     7/9/1973      -6.23%       8.31%         0.92%        7.66%        8.58%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
HIGH-YIELD CORPORATE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JANUARY 31, 2000

------------------------------------------------------
                HIGH-YIELD CORPORATE FUND       LEHMAN*
FISCAL      CAPITAL     INCOME       TOTAL      TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
------------------------------------------------------
1981        -8.2%       13.0%        4.8%         4.6%
1982        -7.3        15.3         8.0          3.3
1983        13.7        18.6        32.3         39.7
1984         0.1        14.1        14.2         11.8
1985        -5.0        14.4         9.4         10.0
1986         3.8        14.6        18.4         22.6
1987         6.9        13.2        20.1         20.7
1988        -8.6        11.1         2.5          4.2
1989        -1.1        12.5        11.4         10.8
1990       -13.4        11.6        -1.8         -3.0
1991       -15.3        12.1        -3.2         -5.1
1992        17.4        13.9        31.3         47.3
1993         4.0        10.7        14.7         15.1
1994         7.7         9.8        17.5         16.3
1995       -11.1         8.6        -2.5         -1.8
1996         9.0        10.0        19.0         19.7
1997        -0.3         9.3         9.0         10.5
1998         3.8         9.3        13.1         13.7
1999        -3.0         8.3         5.3          1.6
2000        -7.8         8.0         0.2          0.5
------------------------------------------------------

*Lehman Mutual Fund BBB Rated or Better Index through January 1984; Lehman High Yield Index thereafter. See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: JANUARY 31, 1990-JANUARY 31, 2000
--------------------------------------------------------------------------------

                    High-Yield          Average High          Lehman High
                    Corporate Fund*     Current Yield Fund**  Yield Index
1990 01             10000               10000                 10000
1990 04             10001                9862                 10034
1990 07             10601               10475                 10756
1990 10              9275                9104                  8910
1991 01              9679                9276                  9494
1991 04             10884               10836                 11610
1991 07             11413               11455                 12358
1991 10             12084               12291                 13246
1992 01             12706               12970                 13982
1992 04             13087               13532                 14561
1992 07             13743               14131                 15130
1992 10             13725               14254                 15266
1993 01             14571               15038                 16090
1993 04             15257               15670                 16728
1993 07             15943               16472                 17450
1993 10             16602               17115                 17999
1994 01             17127               17876                 18707
1994 04             15957               16949                 17831
1994 07             16240               16977                 18047
1994 10             16394               17044                 18219
1995 01             16695               16927                 18367
1995 04             17749               17888                 19691
1995 07             18560               18733                 20628
1995 10             19146               19214                 21024
1996 01             19869               19986                 21985
1996 04             19662               20215                 22030
1996 07             19980               20585                 22448
1996 10             20836               21645                 23358
1997 01             21659               22482                 24291
1997 04             21789               22491                 24577
1997 07             23157               24153                 26147
1997 10             25574               24775                 26563
1998 01             24506               25598                 27614
1998 04             24882               26223                 28143
1998 07             25367               26363                 28500
1998 10             24379               23945                 26430
1999 01             25814               25360                 28042
1999 04             26193               26207                 28683
1999 07             25660               25859                 28346
1999 10             25452               25527                 27577
2000 01             25860               25940                 28171


                                         AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED JANUARY 31, 2000
                                        ---------------------------------     FINAL VALUE OF A
                                        1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
High-Yield Corporate Fund*               0.17%       9.14%         9.97%            $25,860
Average High Current Yield Fund**        2.29        8.91         10.00              25,940
Lehman High Yield Index                  0.46        8.93         10.91              28,171
-----------------------------------------------------------------------------------------------

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
**Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*

-----------------------------------------------------------------------------------------------------------
                                                                                        10 YEARS
                                    INCEPTION                                ------------------------------
                                      DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund**         12/27/1978    2.55%        9.61%         -0.18%       10.00%      9.82%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES

---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                TREASURY           INDEX*
---------------------------------------------------------
Number of Issues                        33          5,567
Yield                                 6.4%           7.0%
Yield to Maturity                     6.8%           7.4%
Average Coupon                        6.1%           6.8%
Average Maturity                 2.8 years      8.8 years
Average Quality                   Treasury            Aaa
Average Duration                 2.1 years      4.9 years
Expense Ratio                        0.27%             --
Cash Reserves                         2.1%             --
---------------------------------------------------------

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES

---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                 TREASURY          INDEX*
---------------------------------------------------------
R-Squared                          0.82              1.00
Beta                               0.51              1.00
---------------------------------------------------------

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                    2.2%
1-3 Years                      54.6
3-5 Years                      38.0
Over 5 Years                    5.2
---------------------------------------------------------
Total                         100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury                                         87.5%
Agency                                           12.5
---------------------------------------------------------
Total                                           100.0%


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                   FEDERAL          INDEX*
----------------------------------------------------------
Number of Issues                        54           5,567
Yield                                 6.4%            7.0%
Yield to Maturity                     7.0%            7.4%
Average Coupon                        5.8%            6.8%
Average Maturity                 2.9 years       8.8 years
Average Quality                     Agency             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.8%              --
----------------------------------------------------------

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
---------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                   FEDERAL         INDEX*
---------------------------------------------------------
R-Squared                             0.86          1.00
Beta                                  0.47          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                      16.2%
1-3 Years                                         28.6
3-5 Years                                         49.1
Over 5 Years                                       6.1
---------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------
Treasury                                          10.6%
Agency                                            89.4
----------------------------------------------------------
Total                                            100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                SHORT-TERM         LEHMAN
                                 CORPORATE         INDEX*
----------------------------------------------------------------
Number of Issues                       356           5,567
Yield                                 7.2%            7.0%
Yield--Institutional Shares           7.3%            7.0%
Yield to Maturity                     7.5%            7.4%
Average Coupon                        6.8%            6.8%
Average Maturity                 2.4 years       8.8 years
Average Quality                         A2             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.25%              --
Expense Ratio--
  Institutional Shares               0.13%              --
Cash Reserves                         1.5%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                SHORT-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.90            1.00
Beta                                  0.46            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                     15.7%
1-3 Years                                        48.3
3-5 Years                                        21.2
Over 5 Years                                     14.8
----------------------------------------------------------------
Total                                           100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              SHORT
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    0.6%
Aaa                                               19.5
Aa                                                13.0
A                                                 37.5
Baa                                               29.3
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.1
----------------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                      20.1%
Finance                                           34.6
Foreign                                           11.1
Industrial                                        21.7
Mortgage                                           0.2
Treasury/Agency                                    0.6
Utilities                                         11.0
Other                                              0.7
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
Number of Issues                        31           5,567
Yield                                 6.7%            7.0%
Yield to Maturity                     6.9%            7.4%
Average Coupon                        7.1%            6.8%
Average Maturity                 7.7 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 5.2 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         3.2%              --

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
R-Squared                             0.92            1.00
Beta                                  1.32            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       1.8%
1-5 Years                                          5.8
5-10 Years                                        88.0
10-20 Years                                        4.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                TREASURY/AGENCY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury                                          87.6%
Agency                                            12.4
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                         INTERMEDIATE-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       203           5,567
Yield                                 7.8%            7.0%
Yield to Maturity                     8.0%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                 7.1 years       8.8 years
Average Quality                         A2             Aaa
Average Duration                 5.2 years       4.9 years
Expense Ratio                        0.25%              --
Cash Reserves                         1.7%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                         INTERMEDIATE-TERM         LEHMAN
                                 CORPORATE         INDEX*
----------------------------------------------------------------
R-Squared                             0.95           1.00
Beta                                  1.18           1.00
----------------------------------------------------------------

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       0.5%
1-5 Years                                         19.7
5-10 Years                                        76.4
10-20 Years                                        3.4
20-30 Years                                        0.0
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE
----------------------------------------------------------------


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    4.1%
Aaa                                                7.5
Aa                                                11.2
A                                                 48.5
Baa                                               28.7
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                       6.5%
Finance                                           33.2
Foreign                                           20.4
Industrial                                        24.3
Mortgage                                           0.0
Treasury/Agency                                    4.1
Utilities                                         11.5
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
GNMA FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------------
Number of Issues                        24           5,567
Yield                                 6.9%            7.0%
Yield to Maturity                     7.9%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                 9.2 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 5.0 years       4.9 years
Expense Ratio                        0.27%              --
Cash Reserves                         1.4%              --
----------------------------------------------------------------

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                                    LEHMAN
                                      GNMA          INDEX*
----------------------------------------------------------------
R-Squared                             0.82            1.00
Beta                                  0.76            1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                TREASURY/AGENCY


DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 6%                                           0.5%
6%-7%                                             40.0
7%-8%                                             50.5
8%-9%                                              7.2
9%-10%                                             1.8
10% and Over                                       0.0
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                  TREASURY          INDEX*
----------------------------------------------------------------
Number of Issues                        21           5,567
Yield                                 6.6%            7.0%
Yield to Maturity                     6.7%            7.4%
Average Coupon                        7.2%            6.8%
Average Maturity                20.0 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 9.7 years       4.9 years
Expense Ratio                        0.28%              --
Cash Reserves                         3.9%              --

*Lehman Aggregate Bond Index.


VOLATILITY MEASURES
----------------------------------------------------------------
                                 LONG-TERM         LEHMAN
                                  TREASURY         INDEX*
----------------------------------------------------------------
R-Squared                             0.88            1.00
Beta                                  2.02            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       2.0%
1-5 Years                                          0.0
5-10 Years                                        15.5
10-20 Years                                       23.6
20-30 Years                                       58.9
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%


INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              LONG
CREDIT QUALITY                TREASURY/AGENCY


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury                                          88.1%
Agency                                            11.9
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       147           5,567
Yield                                 7.5%            7.0%
Yield to Maturity                     7.8%            7.4%
Average Coupon                        7.0%            6.8%
Average Maturity                19.1 years       8.8 years
Average Quality                        Aa3             Aaa
Average Duration                 8.7 years       4.9 years
Expense Ratio                        0.30%              --
Cash Reserves                         3.8%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                 LONG-TERM          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.88            1.00
Beta                                  1.79            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       0.0%
1-5 Years                                          1.5
5-10 Years                                        21.6
10-20 Years                                       20.4
20-30 Years                                       54.6
Over 30 Years                                      1.9
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              LONG
CREDIT QUALITY                INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    6.3%
Aaa                                               14.4
Aa                                                19.4
A                                                 43.4
Baa                                               15.9
Ba                                                 0.6
B                                                  0.0
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           22.9
Foreign                                            1.4
Industrial                                        48.4
Mortgage                                           9.6
Treasury/Agency                                    6.3
Utilities                                         11.4
----------------------------------------------------------------
Total                                            100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 24.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
Number of Issues                       225           5,567
Yield                                 9.5%            7.0%
Yield to Maturity                     9.6%            7.4%
Average Coupon                        8.8%            6.8%
Average Maturity                 7.0 years       8.8 years
Average Quality                        Ba2             Aaa
Average Duration                 4.8 years       4.9 years
Expense Ratio                        0.28%              --
Cash Reserves                         2.4%              --

*Lehman Aggregate Bond Index.

VOLATILITY MEASURES
----------------------------------------------------------------
                                HIGH-YIELD          LEHMAN
                                 CORPORATE          INDEX*
----------------------------------------------------------------
R-Squared                             0.18            1.00
Beta                                  0.64            1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Under 1 Year                                       1.7%
1-5 Years                                         15.1
5-10 Years                                        79.3
10-20 Years                                        3.5
20-30 Years                                        0.4
Over 30 Years                                      0.0
----------------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
----------------------------------------------------------------
AVERAGE MATURITY              MEDIUM
CREDIT QUALITY                BELOW INVESTMENT-GRADE


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------
Treasury/Agency                                    6.8%
Aaa                                                0.0
Aa                                                 0.0
A                                                  0.0
Baa                                                9.1
Ba                                                38.2
B                                                 45.7
Caa                                                0.2
Not Rated                                          0.0
----------------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------------------
Asset-Backed                                      0.0%
Finance                                           2.9
Foreign                                           0.0
Industrial                                       82.6
Mortgage                                          0.0
Treasury/Agency                                   6.8
Utilities                                         7.7
----------------------------------------------------------------
Total                                           100.0%

FINANCIAL STATEMENTS
JANUARY 31, 2000

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GNMA FUND                                                  COUPON                   DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.6%)
--------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                          5.50%    3/15/2013-2/15/2014 (1)      $   69,638   $   63,230
Government National Mortgage Assn.                          6.00%   10/15/2023-4/15/2029 (1)       1,560,313    1,398,119
Government National Mortgage Assn.                          6.50%    7/15/2008-1/15/2030 (1)       3,696,283    3,421,966
Government National Mortgage Assn.                          7.00%    4/15/2007-7/15/2029 (1)       3,564,388    3,402,627
Government National Mortgage Assn.                          7.25%   12/15/2026-2/15/2027 (1)           3,097        2,989
Government National Mortgage Assn.                          7.50%    3/15/2002-1/15/2030 (1)       2,729,515    2,668,265
Government National Mortgage Assn.                          7.75%              2/15/2027 (1)           7,275        7,182
Government National Mortgage Assn.                          8.00%   5/15/2001-12/15/2029 (1)         675,304      677,830
Government National Mortgage Assn.                          8.25%    8/15/2004-7/15/2008 (1)           2,926        2,950
Government National Mortgage Assn.                          8.50%    1/20/2005-7/15/2024 (1)         181,602      186,184
Government National Mortgage Assn.                          9.00%    9/15/2008-2/15/2023 (1)         143,021      149,509
Government National Mortgage Assn.                          9.25%    5/15/2016-6/15/2018 (1)           1,138        1,201
Government National Mortgage Assn.                          9.50%   12/15/2000-7/15/2022 (1)          67,965       72,178
Government National Mortgage Assn.                         10.00%    7/20/2014-8/20/2018 (1)           1,394        1,500
Government National Mortgage Assn.                         11.00%    7/15/2010-2/20/2016 (1)             432          471
Government National Mortgage Assn.                         11.25%    7/15/2013-2/20/2016 (1)             366          401
Government National Mortgage Assn.                         11.50%   1/15/2013-11/20/2015 (1)             451          498
Government National Mortgage Assn.                         12.00%   10/15/2010-1/20/2016 (1)             795          887
Government National Mortgage Assn.                         12.50%   12/20/2013-7/20/2015 (1)             486          547
Government National Mortgage Assn.                         13.00%    1/15/2011-1/20/2015 (1)             403          456
Government National Mortgage Assn.                         13.25%   8/15/2014-10/15/2014 (1)              99          113
Government National Mortgage Assn.                         13.50%   5/15/2010-12/15/2014 (1)             119          135
Government National Mortgage Assn.                         14.00%    6/15/2011-9/15/2012 (1)             128          145
Government National Mortgage Assn.                         15.00%    9/15/2011-5/15/2012 (1)              86           97
--------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $12,665,714)                                                                                           12,059,480
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GNMA FUND                                                  COUPON                   DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.0%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $114,336)                                          5.73%               2/1/2000          $  114,336       114,336
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
   (COST $12,780,050)                                                                                           12,173,816
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               109,585
Liabilities                                                                                                        (55,842)
                                                                                                               -----------
                                                                                                                    53,743
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 1,258,783,647 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $12,227,559
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                            $9.71
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
--------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $12,844,484      $10.20
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                               (10,691)       (.01)
Unrealized Depreciation--Note H                                                                      (606,234)       (.48)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $12,227,559      $ 9.71
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM           SHORT-TERM          SHORT-TERM        INTERMEDIATE-TERM
                                                   TREASURY              FEDERAL           CORPORATE                 TREASURY
                                                       FUND                 FUND                FUND                     FUND
                                                 -----------------------------------------------------------------------------
                                                                                YEAR ENDED JANUARY 31, 2000
                                                 -----------------------------------------------------------------------------
                                                      (000)                (000)               (000)                    (000)
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
    Interest                                        $67,532              $94,298            $424,281                 $111,379
    Security Lending                                    197                   73                  83                      175
                                                 -----------------------------------------------------------------------------
       Total Income                                  67,729               94,371             424,364                  111,554
                                                 -----------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    155                  205                 814                      230
    The Vanguard Group--Note C
        Management and Administrative                 1,255                1,640               4,081                    1,825
        Shareholder Account Maintenance(1)            1,592                2,050               9,406                    2,349
        Marketing and Distribution(1)                   211                  288               1,189                      344
    Custodian Fees                                       17                   33                 127                       14
    Auditing Fees                                         6                    7                  10                        7
   Shareholders' Reports(1)                              34                   47                 114                       49
    Trustees' Fees and Expenses                           2                    2                   8                        2
                                                 -----------------------------------------------------------------------------
       Total Expenses                                 3,272                4,272              15,749                    4,820
       Expenses Paid Indirectly--Note D                 --                    --                 (75)                      --
       Net Expenses                              -----------------------------------------------------------------------------
                                                      3,272                4,272              15,674                    4,820
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                64,457               90,099             408,690                  106,734
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                      (13,242)             (11,043)            (19,911)                 (40,206)
    Futures Contracts                                    --                   --               2,591                     (162)
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                   (13,242)             (11,043)            (17,320)                 (40,368)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
    Investment Securities                           (35,630)             (56,052)           (216,115)                (150,413)
    Futures Contracts                                    --                   --              11,563                     (267)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                   (35,630)             (56,052)           (204,552)                (150,680)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                       $15,585              $23,004            $186,818                 $(84,314)
==============================================================================================================================

1Expenses of the Short-Term Corporate Fund by class of shares are:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                        ------------------------------------------------------
                                                                        INVESTOR         INSTITUTIONAL
                                                                          SHARES                SHARES                   TOTAL
------------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
    Shareholder Account Maintenance                                      $ 9,224                  $182                 $ 9,406
    Marketing and Distribution                                             1,161                    28                   1,189
    Shareholders' Reports                                                    100                    14                     114
                                                                         -----------------------------------------------------
Total Class-Specific Expenses                                             10,485                   224                  10,709
All Other Fund Expenses                                                    4,694                   346                   5,040
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           $15,179                  $570                 $15,749
==============================================================================================================================
See Note E in Notes to Financial Statements.

                                       35


STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------------
                                          INTERMEDIATE-TERM                                 LONG-TERM               LONG-TERM
                                                  CORPORATE                 GNMA             TREASURY               CORPORATE
                                                       FUND                 FUND                 FUND                    FUND
                                          ------------------------------------------------------------------------------------
                                                                    YEAR ENDED JANUARY 31, 2000
                                          ------------------------------------------------------------------------------------
                                                       (000)               (000)                 (000)                   (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                       $ 93,638            $847,982               $82,701                $270,756
    Security Lending                                    329                  --                   101                     105
                                          ------------------------------------------------------------------------------------
       Total Income                                  93,967             847,982                82,802                 270,861
                                          ------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                    170               1,408                   172                   1,037
    The Vanguard Group--Note C
       Management and Administrative                  1,974              14,850                 1,191                   4,636
       Shareholder Account Maintenance                  990              12,967                 1,947                   5,254
       Marketing and Distribution                       228               1,975                   258                     569
    Custodian Fees                                       21               1,185                    31                      52
    Auditing Fees                                         7                  13                     7                       8
    Shareholders' Reports                                20                 286                    39                     129
    Trustees' Fees and Expenses                           2                  16                     2                       6
                                          ------------------------------------------------------------------------------------
       Total Expenses                                 3,412              32,700                 3,647                  11,691
       Expenses Paid Indirectly--Note D                  (3)               (104)                   (1)                     (3)
                                          ------------------------------------------------------------------------------------
       Net Expenses                                   3,409              32,596                 3,646                  11,688
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                90,558             815,386                79,156                 259,173
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                      (23,547)            (10,888)              (14,911)                 (5,745)
    Futures Contracts                                    11                  --                    --                      --
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                   (23,536)            (10,888)              (14,911)                 (5,745)
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
    Investment Securities                          (102,228)           (903,452)             (186,879)               (564,573)
    Futures Contracts                                    --                  --                   (38)                     --
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                  (102,228)           (903,452)             (186,917)               (564,573)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     $ (35,206)          $ (98,954)            $(122,672)              $(311,145)
==============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    HIGH-YIELD CORPORATE FUND
                                                                                                  YEAR ENDED JANUARY 31, 2000
                                                                                                                         (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
    Interest                                                                                                         $493,172
    Security Lending                                                                                                      576
                                                                                                                   ----------
        Total Income                                                                                                  493,748
                                                                                                                   ----------
EXPENSES
    Investment Advisory Fees--Note B                                                                                    1,985
    The Vanguard Group--Note C
        Management and Administrative                                                                                   7,667
        Shareholder Account Maintenance                                                                                 5,410
        Marketing and Distribution                                                                                        855
    Custodian Fees                                                                                                         43
    Auditing Fees                                                                                                           9
    Shareholders' Reports                                                                                                 119
    Trustees' Fees and Expenses                                                                                             7
                                                                                                                   ----------
        Total Expenses                                                                                                 16,095
        Expenses Paid Indirectly                                                                                           --
                                                                                                                   ----------
        Net Expenses                                                                                                   16,095
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 477,653
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                       (129,511)
    Futures Contracts                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                                                    (129,511)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                            (338,694)
    Futures Contracts                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                     (338,694)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                      $  9,448
==============================================================================================================================

                                       37

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

==============================================================================================================================

                                                                      SHORT-TERM                             SHORT-TERM
                                                                     TREASURY FUND                          FEDERAL FUND
                                                                -----------------------                -----------------------
                                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------------------------------------
                                                                    2000              1999             2000              1999
                                                                    (000)             (000)            (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $ 64,457          $ 56,928         $ 90,099          $ 87,409
    Realized Net Gain (Loss)                                     (13,242)            8,818          (11,043)            5,876
    Change in Unrealized Appreciation (Depreciation)             (35,630)            3,074          (56,052)            5,094
                                                                --------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
         Resulting from Operations                                15,585            68,820           23,004            98,379
                                                                --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (64,457)          (56,928)         (90,099)          (87,409)
    Realized Capital Gain                                         (2,006)           (2,497)              --                --
                                                                --------------------------------------------------------------
        Total Distributions                                      (66,463)          (59,425)         (90,099)          (87,409)
                                                                --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                       493,555           500,362          500,838           521,686
    Issued in Lieu of Cash Distributions                          58,717            52,411           77,158            75,064
    Redeemed                                                    (522,209)         (373,916)        (676,926)         (423,745)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) from
          Capital Share Transactions                              30,063           178,857          (98,930)          173,005
------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                        (20,815)          188,252         (166,025)          183,975
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                          1,197,495         1,009,243        1,644,411         1,460,436
                                                               ---------------------------------------------------------------
    End of Year                                               $1,176,680        $1,197,495       $1,478,386        $1,644,411
==============================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                        48,673            48,432           49,885            51,089
    Issued in Lieu of Cash Distributions                           5,805             5,078            7,709             7,351
    Redeemed                                                     (51,627)          (36,272)         (67,718)          (41,519)
        Net Increase (Decrease) in                             ---------------------------------------------------------------
          Shares Outstanding                                       2,851            17,238          (10,124)           16,921
==============================================================================================================================

                                       38

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORT-TERM
                                                                                                    CORPORATE FUND
                                                                                                 YEAR ENDED JANUARY 31,
                                                                                     ----------------------------------------
                                                                                               2000               1999
                                                                                               (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                    408,690             331,873
    Realized Net Gain (Loss)                                                                 (17,320)              9,363
    Change in Unrealized Appreciation (Depreciation)                                        (204,552)            (10,705)
                                                                                     ----------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      186,818             330,531
                                                                                     ----------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                                                     (380,725)           (311,139)
        Institutional Shares                                                                 (27,965)            (20,734)
    Realized Capital Gain
        Investor Shares                                                                           --                  --
        Institutional Shares                                                                      --                  --
                                                                                     ----------------------------------------
        Total Distributions                                                                 (408,690)           (331,873)
                                                                                     ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                                                 3,115,955           2,238,424
    Issued in Lieu of Cash Distributions                                                     327,828             269,772
    Redeemed                                                                              (2,035,862)         (1,686,245)
                                                                                     ----------------------------------------
        Net Increase--Investor Shares                                                      1,407,921             821,951
                                                                                     ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                                                   154,440             190,015
    Issued in Lieu of Cash Distributions                                                      24,323              17,350
    Redeemed                                                                                (149,708)            (49,229)
                                                                                     ----------------------------------------
        Net Increase--Institutional Shares                                                    29,055             158,136
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                                1,215,104             978,745
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      5,949,922           4,971,177
                                                                                     ----------------------------------------
    End of Year                                                                           $7,165,026          $5,949,922
==============================================================================================================================
(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                                                   292,972             206,458
    Issued in Lieu of Cash Distributions                                                      30,867              24,868
    Redeemed                                                                                (191,362)           (155,492)
                                                                                     ----------------------------------------
        Net Increase in Shares Outstanding                                                   132,477              75,834
==============================================================================================================================
(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                                    14,448              17,520
    Issued in Lieu of Cash Distributions                                                       2,290               1,599
    Redeemed                                                                                 (14,133)             (4,541)
                                                                                     ----------------------------------------
        Net Increase in Shares Outstanding                                                     2,605              14,578
==============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------------------------------
                                                                   INTERMEDIATE-TERM                      INTERMEDIATE-TERM
                                                                     TREASURY FUND                          CORPORATE FUND
                                                                ----------------------                  ----------------------
                                                                                   YEAR ENDED JANUARY 31,
                                                                --------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                      2000            1999            2000               1999
                                                                      (000)           (000)           (000)              (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                        $ 106,734        $ 99,566         $ 90,558          $ 66,190
    Realized Net Gain (Loss)                                       (40,368)         27,463          (23,536)           14,151
    Change in Unrealized Appreciation (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  (150,680)         28,552         (102,228)              389
       Net Increase (Decrease) in Net Assets                    --------------------------------------------------------------
          Resulting from Operations                                (84,314)        155,581          (35,206)           80,730
                                                                --------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                         (106,734)        (99,566)         (90,558)          (66,190)
    Realized Capital Gain                                               --              --           (6,097)           (9,243)
                                                                --------------------------------------------------------------
        Total Distributions                                       (106,734)        (99,566)         (96,655)          (75,433)
                                                                --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         589,034         764,715          686,374           521,754
    Issued in Lieu of Cash Distributions                            83,033          74,832           77,875            62,630
    Redeemed                                                      (704,496)       (614,490)        (391,479)         (254,477)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                             (32,429)        225,057          372,770           329,907
------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                     (223,477)        281,072          240,909           335,204
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                            1,875,904       1,594,832        1,234,092           898,888
                                                                --------------------------------------------------------------
    End of Year                                                 $1,652,427      $1,875,904       $1,475,001       $ 1,234,092
==============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          55,941          69,777           72,380             52,041
    Issued in Lieu of Cash Distributions                             7,963           6,831            8,252              6,244
    Redeemed                                                       (67,380)        (56,110)         (41,610)          (25,384)
                                                                --------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                                      (3,476)         20,498           39,022            32,901
==============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                LONG-TERM
                                                                           GNMA FUND                          TREASURY FUND
                                                               ------------------------------        ------------------------------
                                                                                        YEAR ENDED JANUARY 31,
                                                               --------------------------------------------------------------------
                                                                     2000             1999               2000              1999
                                                                     (000)            (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $   815,386       $   655,641        $   79,156        $   69,082
    Realized Net Gain (Loss)                                        (10,888)           10,764           (14,911)           20,507
    Change in Unrealized Appreciation (Depreciation)               (903,452)           (7,860)         (186,917)           48,185
                                                               --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                               (98,954)          658,545          (122,672)          137,774
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                          (815,386)         (655,641)          (79,156)          (69,082)
    Realized Capital Gain                                                --           (12,237)          (15,831)               --
                                                               --------------------------------------------------------------------
        Total Distributions                                        (815,386)         (667,878)          (94,987)          (69,082)
                                                               --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                        4,252,898         3,904,241           481,535           747,238
    Issued in Lieu of Cash Distributions                            618,474           508,264            78,170            54,527
    Redeemed                                                     (3,083,447)       (1,943,264)         (614,225)         (481,620)
                                                               --------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                            1,787,925         2,469,241           (54,520)          320,145
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                       873,585         2,459,908          (272,179)          388,837
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                            11,353,974         8,894,066         1,450,259         1,061,422
                                                               --------------------------------------------------------------------
    End of Year                                                 $12,227,559       $11,353,974        $1,178,080        $1,450,259
===================================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                          419,825           373,652            46,580            67,200
    Issued in Lieu of Cash Distributions                             61,578            48,627             7,639             4,914
    Redeemed                                                       (307,505)         (185,917)          (60,257)          (43,491)
                                                               --------------------------------------------------------------------
            Net Increase (Decrease) in
                Shares Outstanding                                  173,898           236,362            (6,038)           28,623
===================================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                 LONG-TERM                           HIGH-YIELD
                                                               CORPORATE FUND                       CORPORATE FUND
                                                      ------------------------------         ----------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                      -------------------------------------------------------------------
                                                          2000               1999              2000             1999
                                                          (000)              (000)             (000)            (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                              $ 259,173         $  247,170         $  477,653         $ 419,467
    Realized Net Gain (Loss)                              (5,745)            79,798           (129,511)           (2,445)
    Change in Unrealized Appreciation (Depreciation)    (564,573)            37,951           (338,694)         (153,489)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                   (311,145)           364,919              9,448           263,533
                                                      -------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                               (259,173)          (247,170)          (477,653)         (419,467)
    Realized Capital Gain                                (25,075)           (88,379)                --           (17,026)
                                                      -------------------------------------------------------------------
        Total Distributions                             (284,248)          (335,549)          (477,653)         (436,493)
                                                      -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                               670,244          1,013,958          1,473,307         1,704,032
    Issued in Lieu of Cash Distributions                 237,321            283,759            325,084           306,214
    Redeemed*                                           (862,409)          (815,663)        (1,308,221)       (1,035,394)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) from
            Capital Share Transactions                    45,156            482,054            490,170           974,852
-------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                               (550,237)           511,424             21,965           801,892
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  4,231,702          3,720,278         5,548,843          4,746,951
                                                      -------------------------------------------------------------------
    End of Year                                       $3,681,465         $4,231,702        $5,570,808         $5,548,843
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                78,102            109,341            193,710           214,452
    Issued in Lieu of Cash Distributions                  27,955             30,569             43,198            38,479
    Redeemed                                            (101,837)           (87,606)          (174,292)         (131,086)
                                                      -------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                             4,220             52,304             62,616           121,845
========================================================================================================================

*The High-Yield Corporate Fund is net of redemption fees of $1,651,000 and $1,580,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM TREASURY FUND
                                                                                    YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000            1999           1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.37      $    10.27      $  10.16      $    10.36    $   9.89
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .534            .545          .590            .586        .625
    Net Realized and Unrealized Gain (Loss) on Investments         (.413)           .122          .110           (.200)       .470
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                            .121            .667          .700            .386       1.095
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.534)          (.545)        (.590)          (.586)      (.625)
    Distributions from Realized Capital Gains                      (.017)          (.022)           --              --          --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.551)          (.567)        (.590)          (.586)      (.625)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.94      $    10.37      $  10.27      $    10.16    $  10.36
===================================================================================================================================

TOTAL RETURN                                                        1.20%           6.66%         7.11%           3.89%      11.37%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $     1,177     $     1,197     $   1,009     $       970   $     919
    Ratio of Total Expenses to Average Net Assets                   0.27%           0.27%         0.27%           0.25%       0.27%
    Ratio of Net Investment Income to Average Net Assets            5.27%           5.27%         5.80%           5.77%       6.14%
    Portfolio Turnover Rate                                          124%            132%           83%             86%         93%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHORT-TERM FEDERAL FUND
                                                                                      YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000         1999             1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.26     $   10.19      $    10.11    $    10.28     $    9.79
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .567          .581            .611           615          .601
    Net Realized and Unrealized Gain (Loss) on Investments         (.410)         .070            .080         (.170)         .490
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                            .157          .651            .691          .445         1.091
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.567)        (.581)          (.611)        (.615)        (.601)
    Distributions from Realized Capital Gains                         --            --              --            --            --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.567)        (.581)          (.611)        (.615)        (.601)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.85    $    10.26      $    10.19    $    10.11     $   10.28
===================================================================================================================================

TOTAL RETURN                                                       1.59%         6.57%           7.06%         4.51%        11.43%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,478    $    1,644      $    1,460    $    1,348     $   1,402
    Ratio of Total Expenses to Average Net Assets                  0.27%         0.27%           0.27%         0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets           5.64%         5.68%           6.04%         6.09%         5.93%
    Portfolio Turnover Rate                                          93%          107%             94%           57%           74%
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SHORT-TERM CORPORATE FUND INVESTOR SHARES
                                                                                               YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000         1999             1998          1997         1996

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   10.86     $  10.87        $   10.75     $    10.94     $   10.40
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .660         .660              .664           .663          .671
    Net Realized and Unrealized Gain (Loss) on Investments       (.370)       (.010)             .120          (.190)         .540
                                                              ----------------------------------------------------------------------
        Total from Investment Operations                          .290         .650              .784           .473         1.211
                                                              ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.660)       (.660)            (.664)         (.663)        (.671)
    Distributions from Realized Capital Gains                       --           --                --             --            --
                                                              ----------------------------------------------------------------------
        Total Distributions                                      (.660)       (.660)            (.664)         (.663)        (.671)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $  10.49      $  10.86       $    10.87     $    10.75     $   10.94
====================================================================================================================================

TOTAL RETURN                                                     2.77%          6.16%           7.53%           4.52%       11.95%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  6,731      $  5,529       $   4,709      $    4,531     $   3,873
    Ratio of Total Expenses to Average Net Assets                0.25%         0.27%           0.28%           0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets         6.21%         6.08%           6.17%           6.18%         6.23%
    Portfolio Turnover Rate                                        52%           46%             45%             45%           62%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                                     YEAR ENDED JANUARY 31,
                                                                                      ----------------------     SEP. 30, 1997* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2000                           1999                JAN. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.86                      $  10.87                   $   10.80
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .673                          .673                        .229
    Net Realized and Unrealized Gain (Loss) on Investments        (.370)                        (.010)                       .070
                                                                  ----------------------------------------------------------------
        Total from Investment Operations                           .303                          .663                        .299
                                                                  ----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.673)                        (.673)                      (.229)
   Distributions from Realized Capital Gains                         --                            --                          --
                                                                  ----------------------------------------------------------------
        Total Distributions                                       (.673)                        (.673)                      (.229)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $   10.49                     $   10.86                    $   10.87
==================================================================================================================================

TOTAL RETURN                                                      2.89%                         6.28%                        2.79%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $     434                     $     421                    $     263
    Ratio of Total Expenses to Average Net Assets                 0.13%                         0.15%                      0.15%**
    Ratio of Net Investment Income to Average Net Assets          6.31%                         6.19%                      6.28%**
    Portfolio Turnover Rate                                         52%                           46%                          45%
==================================================================================================================================

  *Inception
**Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     INTERMEDIATE-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
                                                                 ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000           1999          1998           1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $    11.16      $    10.80    $    10.37   $    10.90    $     9.76
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                             .625            .630          .647         .649          .662
    Net Realized and Unrealized Gain (Loss) on Investments          (1.130)           .360          .430        (.530)        1.140
                                                                 ------------------------------------------------------------------
        Total from Investment Operations                             (.505)           .990         1.077         .119         1.802
                                                                 ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                             (.625)          (.630)        (.647)       (.649)        (.662)
    Distributions from Realized Capital Gains                           --              --            --           --            --
                                                                 ------------------------------------------------------------------
        Total Distributions                                          (.625)          (.630)        (.647)       (.649)        (.662)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $    10.03      $    11.16    $    10.80   $    10.37    $    10.90
===================================================================================================================================

TOTAL RETURN                                                        -4.59%           9.44%        10.78%        1.28%        18.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $    1,652      $    1,876    $    1,595   $    1,279    $    1,226
    Ratio of Total Expenses to Average Net Assets                    0.27%           0.27%         0.27%        0.25%         0.28%
    Ratio of Net Investment Income to Average Net Assets             5.96%           5.76%         6.19%        6.26%         6.34%
    Portfolio Turnover Rate                                            66%             63%           30%          42%           56%
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE-TERM CORPORATE FUND
                                                                                      YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000          1999            1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    10.07    $    10.03      $     9.72    $    10.17    $     9.07
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .623          .627            .638          .639          .658
    Net Realized and Unrealized Gain (Loss) on Investments         (.894)         .122            .321         (.430)        1.100
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                           (.271)         .749            .959          .209         1.758
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.623)        (.627)          (.638)        (.639)        (.658)
    Distributions from Realized Capital Gains                      (.046)        (.082)          (.011)        (.020)           --
                                                              ---------------------------------------------------------------------
        Total Distributions                                        (.669)        (.709)          (.649)        (.659)        (.658)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.13    $    10.07      $    10.03    $     9.72    $    10.17
===================================================================================================================================

TOTAL RETURN                                                      -2.70%          7.73%          10.24%         2.29%        19.94%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,475    $     1,234     $       899    $      592    $      424
    Ratio of Total Expenses to Average Net Assets                  0.25%          0.27%           0.26%         0.25%         0.28%
    Ratio of Net Investment Income to Average Net Assets           6.60%          6.25%           6.51%         6.61%         6.70%
    Portfolio Turnover Rate                                          67%            71%             69%           85%           78%
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          GNMA FUND
                                                                                     YEAR ENDED JANUARY 31,
                                                              --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       2000         1999         1998           1997          1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $     10.47    $   10.48    $   10.23    $     10.45    $    9.71
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .669         .687         .718           .727         .734
    Net Realized and Unrealized Gain (Loss) on Investments          (.760)        .002         .253          (.220)        .740
                                                              --------------------------------------------------------------------
        Total from Investment Operations                            (.091)        .689         .971           .507        1.474
                                                              --------------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                            (.669)       (.687)       (.718)         (.727)       (.734)
    Distributions from Realized Capital Gains                          --        (.012)       (.003)            --           --
                                                              --------------------------------------------------------------------
        Total Distributions                                         (.669)       (.699)       (.721)         (.727)       (.734)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $      9.71    $   10.47    $   10.48    $     10.23    $   10.45
==================================================================================================================================

TOTAL RETURN                                                       -0.89%        6.79%        9.86%          5.15%       15.64%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    12,228    $  11,354    $   8,894    $     7,400    $   6,998
    Ratio of Total Expenses to Average Net Assets                   0.27%        0.30%        0.31%          0.27%        0.29%
    Ratio of Net Investment Income to Average Net Assets            6.63%        6.56%        6.97%          7.16%        7.22%
    Portfolio Turnover Rate                                            5%           7%           3%            12%           7%
==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         LONG-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY 31,
                                                              ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2000            1999         1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    11.42      $    10.79    $     9.84    $    10.73    $     9.23
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .611            .629          .643          .655          .669
    Net Realized and Unrealized Gain (Loss) on Investments        (1.560)           .630          .950         (.877)        1.725
                                                              ----------------------------------------------------------------------
        Total from Investment Operations                           (.949)          1.259         1.593         (.222)        2.394
                                                              ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.611)          (.629)        (.643)        (.655)        (.669)
    Distributions from Realized Capital Gains                      (.120)             --            --         (.013)        (.225)
                                                              ----------------------------------------------------------------------
        Total Distributions                                        (.731)          (.629)        (.643)        (.668)        (.894)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $     9.74      $    11.42    $    10.79    $     9.84    $    10.73
====================================================================================================================================

TOTAL RETURN                                                      -8.41%          12.02%        16.85%        -1.85%        26.72%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $    1,178      $    1,450    $    1,061    $      898    $      916
    Ratio of Total Expenses to Average Net Assets                  0.28%           0.27%         0.27%         0.25%         0.27%
    Ratio of Net Investment Income to Average Net Assets           5.98%           5.69%         6.38%         6.66%         6.57%
    Portfolio Turnover Rate                                          43%             22%           18%           31%          105%
====================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      LONG-TERM CORPORATE FUND
                                                                                       YEAR ENDED JANUARY 31,
                                                               --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       2000           1999         1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $     9.38     $     9.32   $     8.71    $     9.43    $     8.18
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                            .561           .582         .613          .619          .627
    Net Realized and Unrealized Gain (Loss) on Investments         (1.245)          .266         .685         (.566)        1.250
                                                               --------------------------------------------------------------------
        Total from Investment Operations                            (.684)          .848        1.298          .053         1.877
                                                               --------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                            (.561)         (.582)       (.613)        (.619)        (.627)
    Distributions from Realized Capital Gains                       (.055)         (.206)       (.075)        (.154)           --
                                                               --------------------------------------------------------------------
        Total Distributions                                         (.616)         (.788)       (.688)        (.773)        (.627)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $     8.08     $     9.38   $     9.32    $     8.71    $     9.43
===================================================================================================================================

TOTAL RETURN                                                       -7.40%          9.52%       15.52%         0.86%        23.64%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                         $    3,681     $    4,232   $    3,720    $    3,324    $    3,376
    Ratio of Total Expenses to Average Net Assets                   0.30%          0.30%        0.32%         0.28%         0.31%
    Ratio of Net Investment Income to Average Net Assets            6.59%          6.26%        6.87%         7.06%         7.03%
    Portfolio Turnover Rate                                            7%            43%          33%           30%           49%
===================================================================================================================================

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              HIGH-YIELD CORPORATE FUND
                                                                                 YEAR ENDED JANUARY 31,
                                                              ---------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000          1999           1998         1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   7.90      $   8.17      $   7.87     $    7.89      $     7.24
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .631          .659          .688          .688            .678
    Net Realized and Unrealized Gain (Loss) on Investments       (.620)        (.245)         .300         (.020)           .650
                                                              ---------------------------------------------------------------------
        Total from Investment Operations                          .011          .414          .988          .668           1.328
                                                              ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.631)        (.659)        (.688)        (.688)          (.678)
    Distributions from Realized Capital Gains                       --         (.025)           --            --              --
                                                              ---------------------------------------------------------------------
        Total Distributions                                      (.631)        (.684)        (.688)        (.688)          (.678)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $   7.28      $   7.90      $   8.17     $    7.87      $     7.89
===================================================================================================================================

TOTAL RETURN*                                                    0.17%         5.34%        13.14%         9.01%          19.01%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $  5,571      $  5,549      $  4,747     $   3,674      $    3,007
    Ratio of Total Expenses to Average Net Assets                0.28%         0.29%         0.28%         0.29%           0.34%
    Ratio of Net Investment Income to Average Net Assets         8.34%         8.26%         8.63%         8.92%           8.85%
    Portfolio Turnover Rate                                        20%           31%           45%           23%             38%
===================================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

   Wellington Management Company, LLP, provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calcul-ated at an annual percentage rate of average net assets. For the year ended January 31, 2000, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

---------------------------------------------------------------------------------------------
                                          CAPITAL
                                        CONTRIBUTION     PERCENTAGE OF        PERCENTAGE OF
                                        TO VANGUARD        FUND NET            VANGUARD'S
                                           (000)           ASSETS            CAPITALIZATION
---------------------------------------------------------------------------------------------
BOND FUND
Short-Term Treasury                     $   245              0.02%                0.2%
Short-Term Federal                          302              0.02                 0.3
Short-Term Corporate                      1,435              0.02                 1.4
Intermediate-Term Treasury                  338              0.02                 0.3
Intermediate-Term Corporate                 289              0.02                 0.3
GNMA                                      2,488              0.02                 2.5
Long-Term Treasury                          242              0.02                 0.2
Long-Term Corporate                         738              0.02                 0.7
High-Yield Corporate                      1,129              0.02                 1.1
---------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2000, custodian fee offset arrangements reduced expenses by:

             -------------------------------------------------------------------------
                                                                  EXPENSE REDUCTION
                                                                        (000)
                                                              ------------------------
                                                                      CUSTODIAN
             BOND FUND                                                  FEES
             -------------------------------------------------------------------------
             Short-Term Corporate                                        $  75
             Intermediate-Term Corporate                                     3
             GNMA                                                          104
             Long-Term Treasury                                              1
             Long-Term Corporate                                             3
             -------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the year ended January 31, 2000, represented the following percentages of average net assets:

             ----------------------------------------------------------------------------
             BOND FUND                     INVESTOR SHARES          INSTITUTIONAL SHARES
             ----------------------------------------------------------------------------
             Short-Term Corporate               0.17%                      0.05%
             ----------------------------------------------------------------------------

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the year ended January 31, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

             -----------------------------------------------------------------------------------------------
                                                                                         (000)
                                                                        ------------------------------------
             BOND FUND                                                    PURCHASES                 SALES
             -----------------------------------------------------------------------------------------------
             Short-Term Corporate                                       $4,677,494               $2,990,677
             Intermediate-Term Corporate                                 1,010,277                  643,052
             Long-Term Corporate                                           315,463                  223,876
             High-Yield Corporate                                        1,502,518                1,031,043
             -----------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

             -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                        ------------------------------------
             BOND FUND                                                   PURCHASES                 SALES
             -----------------------------------------------------------------------------------------------
             Short-Term Treasury                                        $1,485,680              $1,493,112
             Short-Term Federal                                          1,422,827               1,430,829
             Short-Term Corporate                                          370,972                 353,373
             Intermediate-Term Treasury                                  1,164,548               1,143,640
             Intermediate-Term Corporate                                   266,650                 250,513
             GNMA                                                        4,030,276                 570,656
             Long-Term Treasury                                            551,906                 623,163
             Long-Term Corporate                                           133,895                  47,678
             High-Yield Corporate                                          168,050                  50,757
             -----------------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following fund had realized losses through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H).

--------------------------------------------------------------------------
                                                DEFERRED LOSSES
 BOND FUND                                            (000)
--------------------------------------------------------------------------
Long-Term Treasury                                     $2,904
--------------------------------------------------------------------------

    At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

----------------------------------------------------------------------
                                              CAPITAL LOSS
                                   -----------------------------------
                                                        EXPIRATION
                                   AMOUNT             FISCAL YEAR(S)
BOND FUND                           (000)            ENDING JANUARY 31,
----------------------------------------------------------------------
Short-Term Treasury                $11,131             2008-2009
Short-Term Federal                  30,537             2003-2009
Short-Term Corporate                25,699             2003-2009
Intermediate-Term Treasury          48,269             2003-2009
Intermediate-Term Corporate         24,529             2008-2009
GNMA                                10,888             2008-2009
Long-Term Treasury                  15,516             2008-2009
Long-Term Corporate                  5,745             2008-2009
High-Yield Corporate               175,011             2008-2009
----------------------------------------------------------------------

H. At January 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

---------------------------------------------------------------------------------------------
                                                               (000)
                                   ----------------------------------------------------------

                                      APPRECIATED             DEPRECIATED      NET UNREALIZED
BOND FUND                              SECURITIES              SECURITIES       DEPRECIATION
---------------------------------------------------------------------------------------------
Short-Term Treasury                 $       73              $  (23,409)        $  (23,336)
Short-Term Federal                         200                 (37,845)           (37,645)
Short-Term Corporate                     4,065                (166,434)          (162,369)
Intermediate-Term Treasury               2,465                 (53,235)           (50,770)
Intermediate-Term Corporate              1,563                 (77,509)           (75,946)
GNMA                                    44,592                (650,826)          (606,234)
Long-Term Treasury*                     24,494                 (43,413)           (18,919)
Long-Term Corporate                     28,016                (287,100)          (259,084)
High-Yield Corporate                    20,929                (319,571)          (298,642)
---------------------------------------------------------------------------------------------

*See Note G.

            At January 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation (depreciation) were:

----------------------------------------------------------------------------------------------
                                                                        (000)
                                                           -----------------------------------
                                      NUMBER OF              AGGREGATE           UNREALIZED
                                      LONG (SHORT)           SETTLEMENT         APPRECIATION
BOND FUND/FUTURES CONTRACTS           CONTRACTS                VALUE           (DEPRECIATION)
----------------------------------------------------------------------------------------------
Short-Term Corporate/
  5-Year Treasury Note                  (2,032)               $196,818            $4,482
  U.S. Treasury Note                    (2,530)                239,797             7,081
Intermediate-Term Treasury/
  U.S. Treasury Bond                     (132)                  12,173              (378)
  U.S. Treasury Note                      226                   21,421               132
Long-Term Treasury/
  U.S. Treasury Bond                      (92)                   8,484              (175)
  U.S. Treasury Note                      160                   15,165               137
----------------------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

I. The market values of securities on loan to broker/dealers at January 31, 2000, and collateral received with respect to such loans, were:

---------------------------------------------------------------------------------------------
                                                           (000)
                                     --------------------------------------------------------

                                                                  COLLATERAL RECEIVED
                                                        -------------------------------------
                                     MARKET VALUE                                   U.S.
                                      OF LOANED                                   TREASURY
BOND FUND                            SECURITIES               CASH               SECURITIES
---------------------------------------------------------------------------------------------
Short-Term Treasury                  $  88,847             $  70,881             $  19,923
Short-Term Federal                      95,261                97,417                    --
Intermediate-Term Treasury             486,786               326,569               169,857
Intermediate-Term Corporate             51,125                52,463                    --
Long-Term Treasury                     130,395                76,353                56,979
Long-Term Corporate                    118,148                    --               120,563
High-Yield Corporate                   257,578               212,430                51,088
---------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Bond Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard GNMA Fund (a separate fund of Vanguard Bond Funds, hereafter referred to as the "Fund") at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

We have also audited the financial statements of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund at January 31, 2000, and we have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of these funds is available from Vanguard Bond Funds.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD BOND FUNDS

     This information for the fiscal year ended January 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 2000, all of which is designated as a 20% rate gain distribution.


-----------------------------------------------------------------
                                              TOTAL CAPITAL GAINS
                                                   DISTRIBUTION
BOND FUND                                            (000)
-----------------------------------------------------------------
Short-Term Treasury                                $  2,006
Intermediate-Term Corporate                           2,253
Long-Term Treasury                                   15,831
Long-Term Corporate                                  12,321
-----------------------------------------------------------------

                          THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
------------------------------------------

500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
 Appreciation Fund*
Tax-Managed Growth and
 Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
 Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund


BALANCED FUNDS
------------------------------------------

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
 Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
 Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund


BOND FUNDS
------------------------------------------

Admiral Intermediate-Term
 Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate
Fund Intermediate-Term Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
------------------------------------------

Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
------------------------------------------

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group,
                  P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

     The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

                                    TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and
Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                           VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB

www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q280-0 3/22/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD BOND FUNDS

STATEMENT OF NET ASSETS  -  JANUARY 31, 2000

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund ~begins on page 33 of that report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are ~further classified by industry sector. Other assets are added to, and liabilities are subtracted from, ~the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by ~the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because ~the fund distributes its net income to shareholders as a dividend each day. Any realized gains must ~be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by ~shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and ~tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the ~difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

          CONTENTS

  Short-Term Treasury Fund ............................   1
  Short-Term Federal Fund .............................   3
  Short-Term Corporate Fund ...........................   5
  Intermediate-Term Treasury Fund .....................  13
  Intermediate-Term Corporate Fund ....................  15
  Long-Term Treasury Fund .............................  20
  Long-Term Corporate Fund ............................  22
  High-Yield Corporate Fund ...........................  26


                                                                                                    FACE         MARKET
                                                                          MATURITY                AMOUNT         VALUE*
SHORT-TERM TREASURY FUND                                   COUPON             DATE                 (000)          (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.9%)
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.4%)
U.S. Treasury Inflation-Indexed Note                       3.375%         1/15/2007              $33,886        $32,000
U.S. Treasury Inflation-Indexed Note                       3.875%         1/15/2009               10,262          9,925
U.S. Treasury Inflation-Indexed Note                        4.25%         1/15/2010               17,205         17,130
U.S. Treasury Note                                         5.625%         5/15/2001               24,000         23,735
U.S. Treasury Note                                          5.75%         4/30/2003              177,500        172,750
U.S. Treasury Note                                         6.125%        12/31/2001               47,700         47,274
U.S. Treasury Note                                          6.25%         4/30/2001               73,500         73,282
U.S. Treasury Note                                          6.25%         1/31/2002               83,000         82,432
U.S. Treasury Note                                          6.50%         5/31/2001               28,200         28,187
U.S. Treasury Note                                          6.50%         8/31/2001              154,100        153,887
U.S. Treasury Note                                         6.625%         7/31/2001               87,000         87,071
U.S. Treasury Note                                          7.50%        11/15/2001               38,700         39,250
U.S. Treasury Note                                         7.875%         8/15/2001               20,500         20,879
Bariven, SA Eximbank Guaranteed Export Financing
 (U.S.Government Guaranteed)                               6.277%         7/16/2000 (1)(2)         5,100          5,090
Banco Nacional de Comercio Exterior
 (U.S. Government Guaranteed)                              6.475%         5/15/2000 (1)            1,300          1,300
EximBank Guaranteed Export (U.S. Government Guaranteed)     5.73%         1/15/2003 (1)(2)        32,400         31,861
Guaranteed Export Trust (U.S. Government Guaranteed)        7.46%        12/15/2005 (1)            6,261          6,284
Guaranteed Trade Trust (U.S. Government Guaranteed)        6.104%        10/15/2001 (1)           19,542         19,124

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    8/15/2003 (1)         $18,000      $16,575
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)           7,333        7,063
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2001 (1)           5,267        5,257
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    11/6/2002 (1)          12,720       12,240
Private Export Funding Corp. (U.S. Government Guaranteed)             5.65%    3/15/2003 (1)           3,722        3,634
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004              58,385       55,361
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000        9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004              40,000       38,605
Private Export Funding Corp. (U.S. Government Guaranteed)             8.40%    7/31/2001               5,000        5,118
                                                                                                              -----------
                                                                                                                1,004,941
                                                                                                              -----------
AGENCY BONDS & NOTES (5.1%)

Federal Farm Credit Bank                                              4.80%    11/6/2003               9,000        8,307
Federal Home Loan Bank                                               5.675%    8/18/2003              18,800       17,933
Federal Home Loan Mortgage Corp.                                      6.30%     6/1/2004              35,000       33,624
                                                                                                              -----------
                                                                                                                   59,864
                                                                                                              -----------
MORTGAGE-BACKED SECURITIES (7.4%)

Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          24,420       23,203
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006              19,695       18,714
Federal National Mortgage Assn.                                       6.00%     4/1/2006              16,934       16,079
Federal National Mortgage Assn.                                       6.13%     6/3/2004 (1)          30,000       28,657
                                                                                                              -----------
                                                                                                                   86,653
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,174,794)                                                                                             1,151,458
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                                  5.73%    2/1/2000              19,280       19,280
Collateralized By U.S. Government Obligations in a
  Pooled Cash Account--Note I                                          5.73%    2/1/2000              70,881       70,881
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $90,161)                                                                                                   90,161
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.5%)
  (COST $1,264,955)                                                                                             1,241,619
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.5%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               16,550
Security Lending Collateral Payable to Brokers--Note I                                                            (70,881)
Other Liabilities                                                                                                 (10,608)
                                                                                                              -----------
                                                                                                                  (64,939)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 118,328,304 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)                                                      $1,176,680
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.94
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally, to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $36,951,000, representing 3.1% of net assets.


-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER~
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,213,364       $10.25
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note G                                                             (13,348)        (.11)
 Unrealized Depreciation--Note H                                                                     (23,336)        (.20)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,176,680       $ 9.94
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM FEDERAL  FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.5%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007            $ 40,578     $ 38,320
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              16,419       15,880
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              21,207       21,114
Government Trust Certificate                                          7.50%    8/15/2000 (1)           2,712        2,719
Guaranteed Export Certificates (U.S. Government Guaranteed)           5.23%    5/15/2005 (1)          12,638       12,144
Overseas Private Investment Corp. (U.S. Government Guaranteed)       7.815%   11/15/2000 (1)           2,500        2,524
Overseas Private Investment Corp. (U.S. Government Guaranteed)        8.75%   11/15/2000 (1)           3,750        3,803
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000        9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             7.03%   10/31/2003               5,000        4,977
                                                                                                              -----------
                                                                                                                  111,108
                                                                                                              -----------

AGENCY BONDS & NOTES (67.2%)
Bank United (Federal Home Loan Bank of Atlanta)                       5.40%     2/2/2004 LOC         104,500       98,000
Federal Home Loan Bank                                                5.97%   12/12/2000               7,000        6,962
Federal Home Loan Bank                                               5.375%     3/2/2001              57,000       56,237
Federal Home Loan Bank                                                5.40%    1/15/2003              29,575       28,225
Federal Home Loan Bank                                                5.50%    1/21/2003              12,000       11,481
Federal Home Loan Bank                                               5.625%    3/19/2001              20,000       19,774
Federal Home Loan Bank                                                5.97%    12/1/2000              20,000       19,896
Federal National Mortgage Assn.                                      5.125%    2/13/2004              10,000        9,278
Federal National Mortgage Assn.                                       5.72%     1/9/2001              10,000        9,912
Federal National Mortgage Assn.                                       5.72%    3/13/2001               9,000        8,906
Federal National Mortgage Assn.                                       5.77%    2/26/2004              10,000        9,462
Federal National Mortgage Assn.                                       5.86%    8/20/2003              71,835       68,720
Federal National Mortgage Assn.                                       5.90%    4/12/2004              30,565       29,011
Federal National Mortgage Assn.                                       5.94%    3/29/2004              12,052       11,461
Federal National Mortgage Assn.                                       5.96%    4/23/2003              86,000       82,854
Federal National Mortgage Assn.                                       6.00%    4/23/2003              30,000       28,935
Federal National Mortgage Assn.                                       6.00%    1/14/2005              14,980       14,130
Federal National Mortgage Assn.                                       6.00%    10/1/2005              14,674       14,044
Federal National Mortgage Assn.                                       6.00%    11/1/2005              12,758       12,210
Federal National Mortgage Assn.                                       6.01%    7/17/2003              39,010       37,542
Federal National Mortgage Assn.                                       6.06%     5/7/2003              31,000       29,932
Federal National Mortgage Assn.                                       6.10%    5/21/2003              20,000       19,326
Federal National Mortgage Assn.                                       6.13%     6/3/2004              18,315       17,495
Federal National Mortgage Assn.                                       6.17%    1/31/2004              18,076       17,127
Federal National Mortgage Assn.                                       6.18%   12/10/2001              10,000        9,816
Federal National Mortgage Assn.                                      6.195%   12/27/2000              70,000       69,745
Federal National Mortgage Assn.                                       6.44%   11/15/2001              28,635       28,254
Federal National Mortgage Assn.                                       6.45%    2/14/2002              10,000        9,870
Federal National Mortgage Assn.                                      6.625%    1/15/2002              71,500       71,095
Federal National Mortgage Assn.                                       6.80%    1/10/2003              21,600       21,419
Federal National Mortgage Assn.                                       5.75%    4/15/2003             112,000      107,801
Federal National Mortgage Assn.                                      6.375%    1/16/2002              14,000       13,849
                                                                                                              -----------
                                                                                                                  992,769
                                                                                                              -----------
MORTGAGE-BACKED SECURITIES (21.5%)
Federal Home Loan Mortgage Corp.                                      5.50%    11/1/2000 (1)           5,193        5,160
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)          10,326       10,227
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)           5,529        5,477
Federal Home Loan Mortgage Corp.                                      5.50%    5/15/2002 (1)          20,000       19,368
Federal Home Loan Mortgage Corp.                                      5.75%    7/15/2003 (1)          15,800       15,143
Federal Home Loan Mortgage Corp.                                      5.81%    4/25/2014 (1)          20,000       19,420
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2005 (1)          10,215        9,783
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2005 (1)          33,208       31,802
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2006 (1)          18,360       17,445
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2006 (1)          21,802       20,716
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)          45,000       44,338
Federal Home Loan Mortgage Corp.                                      6.35%    9/25/2013 (1)           8,457        8,373


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM FEDERAL FUND                                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)       $  27,319     $ 27,131
Federal Home Loan Mortgage Corp.                                      6.53%   11/25/2010 (1)          17,831       17,740
Federal Home Loan Mortgage Corp.                                      6.59%    6/25/2012 (1)          10,412       10,371
Federal Home Loan Mortgage Corp.                                      6.92%    1/25/2012 (1)           2,591        2,582
Federal Home Loan Mortgage Corp.                                      7.00%    1/15/2019 (1)          13,000       12,793
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    4/15/2014 (1)          25,715       25,488
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    9/15/2015 (1)          15,014       14,727
                                                                                                              -----------
                                                                                                                  318,084
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,459,606)                                                                                             1,421,961
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                 5.73%    2/1/2000              42,244       42,244
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                         5.73%    2/1/2000              97,417       97,417
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS

  (COST $139,661)                                                                  139,661
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.6%)
  (COST $1,599,267)                                                                                             1,561,622
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               21,112
Security Lending Collateral Payable to Brokers--Note I                                                            (97,417)
Other Liabilities                                                                                                  (6,931)
                                                                                                              -----------
                                                                                                                  (83,236)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 150,140,432 outstanding $.001 par value shares of
  beneficial interest ~(unlimited authorization)                                                               $1,478,386
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.85
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

LOC--Letter of Credit.


-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,546,694       $10.30
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                              (30,663)        (.20)
Unrealized Depreciation--Note H                                                                      (37,645)        (.25)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,478,386       $ 9.85
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (86.1%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (19.8%)
ANRC Auto Owner Trust                                                 6.75%   12/15/2003 (1)       $  36,250     $ 35,974
ARG Funding Corp.                                                     5.88%     3/6/2002 (1)(3)       45,000       43,760
Advanta Mortgage Loan Trust                                           5.98%    8/10/2001 (1)          28,750       28,269
Advanta Mortgage Loan Trust                                           6.25%    2/25/2020 (1)          23,776       23,681
American Express Credit Account Master Trust                          5.85%    4/15/2004 (1)          24,800       23,343
BMW Vehicle Owner Trust                                               6.41%    8/25/2001 (1)          89,750       88,554
Bank One Financial Services                                           6.69%    8/25/2013 (1)          23,000       22,688
CIT Home Equity Loan Trust                                            6.08%    11/3/2000 (1)          25,000       24,892
California Infrastructure & Economic Development
   Bank Special Purpose Trust PG&E-1                                  6.15%     4/4/2000 (1)           3,255        3,256
California Infrastructure & Economic Development
   Bank Special Purpose Trust PG&E                                    6.42%    3/25/2005 (1)          10,000        9,594
California Infrastructure & Economic Development
   Bank Special Purpose Trust SCE-1                                   6.14%     2/6/2000 (1)           2,896        2,897
California Infrastructure & Economic Development
   Bank Special Purpose Trust SCE-1                                   6.28%    2/10/2003 (1)          20,000       19,451
Capital Auto Receivables Asset Trust                                  6.25%    3/15/2003 (1)          25,000       24,860
Chase Manhattan Auto Trust                                            6.65%    9/15/2003 (1)          17,576       17,441
Chemical Master Credit Card Trust I                                   6.38%    6/15/2003 (1)          10,000        9,972
Citibank Credit Card Master Trust                                     5.55%     1/9/2006 (1)          15,187       14,158
Citibank Credit Card Master Trust                                     5.75%    2/14/2020 (1)          12,400       12,272
Citibank Credit Card Master Trust                                     5.95%     2/7/2003 (1)          10,400        9,987
Citibank Credit Card Master Trust                                     6.35%    8/15/2000 (1)          28,000       28,006
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)          13,000       12,826
Citicorp Lease Pass-Through Trust Certificates                        7.22%    6/15/2005 (1)(3)       26,350       25,922
ComEd Transitional Funding Trust                                      5.34%    3/25/2004 (1)          35,000       33,873
ComEd Transitional Funding Trust                                      5.39%    6/25/2005 (1)          50,000       47,680
Countrywide Asset-Backed Certificate                                  6.24%    9/25/2018 (1)          25,522       24,992
Countrywide Asset-Backed  Certificate                                6.675%    2/25/2012 (1)           1,028        1,024
Credit Card Merchant Voucher Receivables Master Trust                 6.23%     8/1/2002 (1)(3)       13,883       13,662
Discover Card Master Trust                                            6.55%    2/18/2003 (1)          15,700       15,719
Dayton Hudson Credit Card Master Trust                                6.25%    8/25/2005 (1)          15,000       14,620
Discover Card Master Trust I Series                                   5.75%    4/15/2001 (1)          42,290       41,712
EQCC Home Equity Loan Trust                                          6.223%    6/25/2011 (1)          19,650       19,171
First Bank Corp. Card Master Trust                                    6.40%    2/15/2003 (1)          13,025       12,817
Ford Credit Auto Owner Trust                                          6.15%   12/15/2001 (1)          25,000       24,586
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002 (1)          35,000       34,966
General Electric Capital Mortgage Services                            6.26%     1/6/2000 (1)           3,502        3,487
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)          29,750       29,389
Honda Auto Lease Trust                                                6.45%    1/29/2001 (1)          24,600       24,340
Household Credit Card Master Trust                                    5.90%    5/15/2002 (1)          20,000       19,836
Illinois Power Special Purpose                                        5.26%    6/25/2001 (1)          10,000        9,876
MBNA Master Credit Card Trust                                         6.45%    2/15/2008 (1)           5,000        4,815
MBNA Master Credit Card Trust                                         6.60%    1/15/2003 (1)          10,000       10,018
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)          26,000       25,628
Mellon Bank Home Equity Installment Loan Trust                        6.21%    8/25/2009 (1)          11,500       11,399
NationsBank Credit Card Master Trust                                  6.45%    4/15/2003 (1)          17,000       16,998
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)          39,650       39,168
Navistar Financial Corp. Owner Trust                                  6.22%   10/17/2005 (1)           4,000        3,930
Neiman Marcus Credit Card Master Trust                                7.60%    6/15/2003 (1)           4,167        4,180
Nissan Auto Receivables                                               7.01%    9/15/2003 (1)          29,750       29,669
Onyx Acceptance Owner Trust                                           6.82%   11/15/2003 (1)          17,275       17,153
Option One Mortgage Loan Trust                                        5.92%    5/25/2009 (1)          25,450       24,858
PECO Energy Transition Trust                                          6.05%     7/5/2006 (1)          49,750       46,251
PNC Mortgage Securities Corp.                                         6.49%    7/25/2000 (1)          15,027       15,027
PP&L Transition Bonds Series                                          6.96%   12/26/2007 (1)          53,000       52,029
Premier Auto Trust                                                    6.55%     9/6/2003 (1)           5,000        4,922
Providian Master Trust                                                6.25%   6/15/20027 (1)          40,000       38,966
Providian Master Trust                                                6.45%    6/15/2007 (1)          10,000        9,729
Residential Asset Securities Corp.                                    6.00%    7/25/2001 (1)          73,650       72,032

                                       5
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

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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.2%)
-------------------------------------------------------------------------------------------------------------------------
Residential Asset Securities Corp.                                   6.285%    4/16/2000 (1)        $ 14,051    $  13,968
Residential Asset Securities Corp.                                   7.075%   10/15/2001 (1)          20,000       19,792
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)          24,650       24,301
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)          16,836       16,095
WFS Financial                                                         6.32%   10/20/2003 (1)          25,000       24,643
World Financial Network Credit Card Master Trust                      6.70%    4/15/2001 (1)          41,000       40,936
                                                                                                              -----------
                                                                                                                1,420,060
                                                                                                              -----------

FINANCE (34.1%)
   AUTO (2.0%)
   Ford Motor Credit Co.                                             5.375%   10/15/2002              22,000       20,993
   Ford Motor Credit Co.                                             6.125%    4/28/2003 (4)          29,000       27,887
   Ford Motor Credit Co.                                              6.55%    9/10/2002              28,000       27,514
   Ford Motor Credit Co.                                              6.85%    8/15/2000               5,000        4,999
   General Motors Acceptance Corp.                                    6.21%    9/19/2000              35,000       34,825
   General Motors Acceptance Corp.                                    6.65%    5/24/2000              30,000       30,002

   BANKS (10.5%)
   Bankers Trust NY Corp.                                             9.50%    6/14/2000              11,930       12,044
   Capital One Bank                                                   6.40%     5/8/2003              15,000       14,302
   Capital One Bank                                                   6.58%    4/17/2001              15,750       15,541
   Capital One Bank                                                   6.60%    8/20/2001              10,200       10,019
   Compass Bank                                                       6.45%     5/1/2009               8,000        7,166
   CoreStates Capital Corp.                                          6.186%    10/2/2000              35,000       34,806
   Dime Bancorp Inc.                                                 6.375%    1/30/2001               8,325        8,225
   Dime Bancorp Inc.                                                  7.00%    7/25/2001              15,000       14,821
   First Maryland Bancorp                                             7.20%     7/1/2007               5,770        5,448
   First Union Corp.                                                 8.125%    6/24/2002               5,000        5,062
   First USA Bank                                                     7.65%     8/1/2003               7,000        6,994
   Firstar Corp.                                                      6.35%    7/13/2001              25,000       24,689
   Firstar Corp                                                       6.50%    7/15/2002              20,000       19,545
   HSBC Americas Inc.                                                6.625%     3/1/2009              10,000        9,203
   Long Island Savings Bank                                           6.20%     4/2/2001              12,000       11,799
   Long Island Savings Bank                                           7.00%    6/13/2002              13,500       13,202
   Mellon Financial Co.                                               5.75%   11/15/2003               9,000        8,483
   Mercantile Bancorp                                                 6.80%    6/15/2001              15,512       15,387
   Meridian Bancorp                                                  6.625%    6/15/2000              26,550       26,539
   The Money Store Inc.                                               8.05%    4/15/2002              10,277       10,378
   National City Bank Cleveland                                       6.35%    3/15/2001              36,860       36,530
   NationsBank Corp                                                   5.80%    1/31/2001              14,675       14,492
   NationsBank Corp.                                                 6.375%    5/15/2005              25,000       23,599
   NationsBank Corp.                                                 8.125%    6/15/2002               9,898       10,040
   Northern Trust Co.                                                 6.50%     5/1/2003               5,000        4,865
   Norwest Corp.                                                     6.125%   10/15/2000               6,225        6,194
   Norwest Corp.                                                      7.75%     3/1/2002               5,000        5,038
   PNC Funding Corp.                                                 9.875%     3/1/2001               5,565        5,705
   Popular Inc.                                                       6.20%    4/30/2001              37,200       36,589
   Provident Bank of Ohio                                            6.125%   12/15/2000              12,700       12,555
   Providian National Bank                                            6.70%    3/15/2003              32,380       30,869
   Providian National Bank                                            6.75%    3/15/2002              52,455       50,851
   Security Pacific Corp.                                            11.00%     3/1/2001              20,907       21,717
   Shawmut National Corp.                                             7.20%    4/15/2003               7,000        6,906
   Southern National Corp.                                            7.05%    5/23/2003              29,469       28,878
   Summit Bancorp                                                    8.625%   12/10/2002              29,315       29,912
   US Bank NA Minnesota                                               5.25%     6/4/2003              20,000       18,627
   US Bancorp                                                        6.875%    12/1/2004               7,550        7,293
   Wells Fargo Co.                                                    6.50%     9/3/2002             125,000      122,503
   Wells Fargo Co.                                                   6.875%    4/15/2003               5,000        4,922

   CONSUMERS (1.7%)
   American Express Credit Corp                                      6.125%   11/15/2001              10,000        9,834
   Aristar Inc.                                                      6.125%    12/1/2000              48,000       47,607

                                       6
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Household Finance Corp.                                            7.00%     8/1/2003            $ 12,000     $ 11,779
   Norwest Financial Corp.                                            7.95%    5/15/2002               4,200        4,252
   Sears Roebuck Acceptance Corp.                                     6.22%    11/8/2000              48,000       47,645
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001                 400          396

   DIVERSIFIED (4.0%)
   AT&T Capital Corp.                                                 6.59%     8/4/2000               5,000        4,998
   AT&T Capital Corp.                                                 6.70%    2/15/2001              50,000       49,793
   AT&T Capital Corp.                                                6.875%    1/16/2001               5,000        4,992
   Associates Corp. of North America                                  5.75%    11/1/2003              38,000       35,720
   Comdisco Inc.                                                      5.75%    2/15/2001              15,000       14,743
   Comdisco Inc.                                                      6.00%    1/30/2002              28,800       27,885
   Comdisco Inc.                                                      7.25%    9/20/2001              29,725       29,345
   Equity Residential Properties Trust Operating LP                   7.95%    4/15/2002               7,000        7,006
   Finova Capital Corp                                               5.875%   10/15/2001              10,000        9,749
   Finova Capital Corp                                                6.11%    2/18/2003              35,600       34,118
   Finova Capital Corp.                                              6.625%    9/15/2001              10,250       10,120
   General Electric Capital Corp                                      5.35%   11/18/2002              35,500       33,872

   INSURANCE (2.2%)
   Conseco Inc.                                                       6.40%    2/10/2003              30,000       28,332
   Conseco Inc.                                                      7.875%   12/15/2000              15,000       15,001
   Conseco Inc.                                                       8.50%   10/15/2002              15,000       15,037
   Liberty Financial Co.                                              6.75%   11/15/2008              17,650       15,997
   Progressive Corp.                                                  7.30%     6/1/2006              12,290       11,919
   Progressive Corp.                                                 10.00%   12/15/2000               7,000        7,155
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (3)          30,000       27,804
   SunAmerica Inc.                                                    6.58%    1/15/2002               5,000        4,943
   USAA Capital Corp.                                                 6.90%    11/1/2002              25,000       24,720
   USAA Capital Corp.                                                 7.05%    11/8/2006              10,000        9,617

   OTHER (13.7%)
   Bear, Stearns & Co., Inc.                                         7.625%    4/15/2000              26,900       26,940
   Bradley Operating LP                                               7.00%   11/15/2004              10,000        9,320
   Cabot Industrial Properties LP                                    7.125%     5/1/2004              16,670       15,860
   Chelsea GCA Realty Partner                                         7.75%    1/26/2001              19,150       19,016
   Colonial Realty LP                                                 6.96%    7/26/2004              25,000       23,113
   DR Investments                                                     7.45%    5/15/2007 (3)           9,500        9,307
   Dean Witter Discover & Co.                                         6.30%    1/15/2006               8,000        7,444
   Donaldson, Lufkin & Jenrette, Inc.                                 5.71%    6/30/2000 (2)          15,000       14,992
   Donaldson, Lufkin & Jenrette, Inc.                                 6.00%    12/1/2001              25,000       24,315
   Donaldson, Lufkin & Jenrette, Inc.                                 6.25%     8/1/2001              29,650       29,139
   First Industrial LP                                                7.00%    12/1/2006              17,000       15,502
   First Industrial LP                                                7.15%    5/15/2002               8,150        7,942
   First Industrial LP                                               7.375%    5/15/2004 (3)          12,000       11,448
   Goldman Sachs Group LP                                             6.20%   12/15/2000 (3)          32,725       32,496
   International Business Machines Credit                             6.64%   10/29/2001              65,000       64,486
   International Business Machines Credit                             7.00%    1/28/2002              45,000       44,837
   Lehman Brothers Holdings Inc.                                      6.20%    1/15/2002              35,000       34,094
   Lehman Brothers Holdings Inc.                                      6.25%     4/1/2003              47,000       44,991
   Lehman Brothers Holdings Inc.                                     6.375%   10/23/2000              33,000       32,784
   Lehman Brothers Holdings Inc.                                      7.00%    5/15/2003              14,800       14,455
   Lehman Brothers Holdings Inc.                                     7.375%    5/15/2004               9,930        9,757
   Mack-Cali Realty                                                   7.25%    3/15/2009               9,500        8,745
   Merrill Lynch & Co., Inc.                                          5.72%    4/15/2002              50,000       48,320
   Merrill Lynch & Co., Inc.                                          6.05%     3/6/2001              14,500       14,325
   Morgan Stanley, Dean Witter & Co.                                 5.625%    1/20/2004              12,000       11,206
   Morgan Stanley, Dean Witter, Discover & Co.                        5.75%    2/15/2001              10,500       10,367
   Morgan Stanley Group                                               7.125%   1/15/2003              94,970       94,149
   Newcourt Credit Group                                             6.875%    2/16/2005              14,700       14,203
   Oasis Residential Inc.                                             6.75%   11/15/2001              22,600       22,090

                                       7
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
  PaineWebber Group Inc.                                              6.32%    3/18/2003 (2)      $   25,000   $   23,970
  PaineWebber Group Inc.                                             6.375%    5/15/2004              42,060       39,721
  PaineWebber Group Inc.                                              6.45%    12/1/2003              10,900       10,413
  PaineWebber Group Inc.                                             7.625%   10/15/2008               5,000        4,832
  Post Apartment Homes LP                                            6.371%     3/3/2000              30,000       29,991
  Post Apartment Homes LP                                             7.02%     4/2/2001              20,000       19,808
  Reckson Operating Partnership LP                                    7.40%    3/15/2004              10,000        9,534
  Reckson Operating Partnership LP                                    7.75%    3/15/2009              21,000       19,426
  Regency Centers LP                                                  7.40%     4/1/2004               6,900        6,599
  Salomon Smith Barney Holdings Inc.                                  7.30%    5/15/2002              25,400       25,372
  Salomon Smith Barney Holdings Inc.                                  7.50%     5/1/2002              11,500       11,534
  Salomon Smith Barney Holdings Inc.                                  7.98%     3/1/2000              17,500       17,520
  Security Capital Group                                              7.75%   11/15/2003              20,000       19,229
  Summit Properties Inc.                                              6.80%    8/15/2002              20,000       19,125
  Summit Properties Inc.                                              7.20%    8/15/2007               5,000        4,485
  Topaz Ltd.                                                          6.92%    3/10/2007 (1)(3)       12,956       12,524
  Trinet Corp. Realty Trust                                           7.30%    5/15/2001               5,500        5,257
  Wellsford Residential Property Trust                               9.375%     2/1/2002               5,175        5,304
                                                                                                               ----------
                                                                                                                2,442,624
                                                                                                               ----------

INDUSTRIAL (21.4%)
American Stores Co.                                                   7.40%    5/15/2005              20,700       20,403
Baker Hughes, Inc.                                                    5.80%    2/15/2003              16,850       16,007
Baker Hughes, Inc.                                                   7.875%    6/15/2004               4,250        4,265
Boston Scientific                                                    6.625%    3/15/2005              28,660       26,518
CSC Enterprises                                                       6.50%   11/15/2001 (3)          29,200       28,701
Coastal Corp.                                                         6.50%    5/15/2006              10,000        9,323
Continental Airlines Pass-Through Trust                              6.331%    4/15/2003 (1)          11,802       11,540
Continental Airlines Pass-Through Trust                              6.465%    4/15/2006 (1)          10,382        9,973
Continental Airlines Pass-Through Trust                              6.541%    9/15/2018 (1)          13,756       12,795
Continental Airlines Pass-Through Trust                               6.80%   11/28/2003 (1)          10,376        9,750
Continental Airlines Pass-Through Trust                              7.434%    3/15/2006 (1)           6,700        6,482
Cooper Tire & Rubber Co.                                              7.25%   12/16/2002              30,000       29,671
Cox Communications, Inc.                                             6.375%    6/15/2000              37,000       36,970
Daimler-Chrysler North America Holding Corp.                          6.67%    9/25/2001              26,000       25,780
Daimler-Chrysler North America Holding Corp.                          6.84%   10/15/2002              50,000       49,277
Daimler-Chrysler North America Holding Corp.                          6.90%     9/1/2004              17,000       16,526
Daimler-Chrysler North America Holding Corp.                          7.40%    1/20/2005              55,000       54,509
Delta Air Lines Inc.                                                  6.65%    3/15/2004              33,400       31,620
Delta Air Lines Inc.                                                  7.70%   12/15/2005 (3)          19,875       19,300
Delta Air Lines Inc.                                                10.375%     2/1/2011               5,750        6,424
Dillard's Inc.                                                        5.79%   11/15/2001              25,000       24,037
Dillard's Inc.                                                       6.625%   11/15/2008              15,000       13,140
Dresser Industries, Inc.                                              8.00%    4/15/2003              20,067       20,341
E.I. duPont de Nemours & Co.                                          6.75%   10/15/2004               6,500        6,332
ERAC USA Finance Co.                                                  6.35%    1/15/2001 (3)           7,330        7,263
ERAC USA Finance Co.                                                 6.625%    5/15/2006 (3)          35,000       32,403
ERAC USA Finance Co.                                                  7.00%    6/15/2000 (3)           9,880        9,885
Electronic Data Systems Corp.                                         6.85%    5/15/2000 (3)          18,000       18,014
Federal Express Corp.                                                9.875%     4/1/2002               8,195        8,526
Food Lion, Inc.                                                       8.41%    9/26/2001               5,000        5,015
Harrahs Operating Co., Inc.                                           7.50%    1/15/2009              22,400       21,123
Hertz Corp.                                                           6.50%     4/1/2000               5,000        5,001
Hertz Corp.                                                           7.00%     5/1/2002               5,000        4,954
Hertz Corp.                                                          7.375%    6/15/2001               8,275        8,278
International Paper Co.                                              6.125%    11/1/2003               5,900        5,597
International Paper Co.                                               9.50%    3/15/2002               5,100        5,282
International Speedway Corp.                                         7.875%   10/15/2004 (3)          14,750       14,341
Knight-Ridder, Inc.                                                   8.50%     3/1/2001               8,513        8,627
Kroger Co.                                                            6.34%     6/1/2001               9,575        9,434
Kroger Co.                                                           7.625%    9/15/2006              50,000       49,270
Lafarge Corp                                                         6.375%    7/15/2005              14,860       13,903
Lockheed Martin Corp.                                                 6.50%    4/15/2003              16,834       16,073

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
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                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 7.95%    12/1/2005          $   15,000   $   14,776
Fred Meyer Inc.                                                       7.45%     3/1/2008               7,613        7,389
Mobil Corp. ESOP                                                      9.17%    2/29/2000               7,712        7,729
Monsanto Co.                                                         5.625%    12/1/2001 (3)          24,000       23,192
Occidental Petroleum Corp.                                            8.50%    11/9/2001              10,000       10,147
Osprey Trust                                                          8.31%    1/15/2003 (3)          39,875       39,618
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (3)          25,000       23,865
PanAmSat Corp.                                                        6.00%    1/15/2003               7,500        7,053
PanAmSat Corp.                                                       6.125%    1/15/2005              30,000       27,093
Parker Retirement Savings Plan Trust                                  6.34%    7/15/2008 (1)(3)       21,952       20,466
Pepsi Bottling Holdings Inc.                                         5.375%    2/17/2004 (3)          25,000       23,220
Phillips Petroleum Co.                                                9.00%     6/1/2001              43,008       43,921
Praxair, Inc.                                                         6.70%    4/15/2001              52,000       51,587
The Proctor & Gamble Co.                                              6.60%   12/15/2004              25,100       24,340
Qantas Airways                                                        7.75%    6/15/2009 (3)          24,750       23,766
Raytheon Co.                                                          5.70%    11/1/2003              32,085       29,764
Raytheon Co.                                                          6.30%    3/15/2005               8,770        8,083
Raytheon Co.                                                          6.45%    8/15/2002              11,900       11,511
Raytheon Co.                                                          6.50%    7/15/2005               6,000        5,559
Safeway Inc.                                                          7.00%    9/15/2002              20,000       19,760
Southwest Air                                                         9.40%     7/1/2001               6,500        6,677
Stagecoach Holdings PLC                                              8.625%   11/15/2009              25,000       25,054
TRW Inc.                                                              6.50%     6/1/2002              20,000       19,538
TTX Co.                                                               7.02%   11/15/2001 (3)          50,000       49,485
Telecommunications, Inc.                                              8.25%    1/15/2003              44,445       45,463
Texas Instruments Inc.                                                7.00%    8/15/2004              39,600       38,704
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    3/21/2005 (3)          44,943       40,925
Tyco International Group SA                                          6.125%    6/15/2001              15,000       14,702
Tyco International Ltd.                                              6.875%     9/5/2002 (3)          50,000       49,032
USA Waste Services                                                    6.50%   12/15/2002              22,000       20,499
Union Pacific Corp.                                                   7.00%    6/15/2000              10,000       10,005
VF Corp.                                                              7.60%     4/1/2004              18,635       18,201
Yosemite Trust                                                        8.25%   11/15/2004 (3)          19,900       19,576
Zeneca Wilmington                                                     6.30%    6/15/2003              20,400       19,790
                                                                                                               ----------
                                                                                                                1,533,163
                                                                                                               ----------
UTILITIES (10.8%)
AEP Resources Inc.                                                    6.50%    12/1/2003 (3)          50,000       47,664
Alabama Power Co.                                                    7.125%    8/15/2004              25,000       24,599
Arizona Public Service                                                5.75%    9/15/2000              11,950       11,869
Baltimore Gas & Electric Co.                                          6.68%   10/11/2001              16,000       15,840
Boston Edison Co.                                                     6.05%    8/15/2000              25,500       25,399
Boston Edison Co.                                                     6.80%     2/1/2000              10,000        9,998
Boston Edison Co.                                                     6.80%    3/15/2003              14,000       13,719
Calenergy Co., Inc                                                    7.23%    9/15/2005              12,500       12,154
Cinergy Corp.                                                        6.125%    4/15/2004               8,850        8,267
Cinergy Global Resources                                              6.20%    11/3/2008 (3)(6)        5,000        4,508
Connectiv Inc.                                                        6.73%    9/12/2003              63,000       60,791
Consolidated Edison                                                   6.50%     2/1/2001               5,000        4,968
Detroit Edison Co.                                                    6.56%     5/1/2001              10,750       10,677
Duquesne Light Co.                                                    6.10%    5/10/2000               2,100        2,097
East Coast Power                                                     6.737%   11/22/2004               8,250        7,431
Edison Mission Energy Funding Corp.                                   6.77%    9/15/2003 (1)(3)       19,503       19,079
FPL Group Capital Inc.                                               7.625%    9/15/2006              34,700       34,522
GTE Corp.                                                             6.36%    4/15/2006               7,950        7,462
GTE Corp.                                                             6.39%    9/11/2000              10,000        9,973
Indiana Michigan Power Co.                                            6.40%     3/1/2000              20,000       20,001
KN Energy Inc.                                                        6.45%   11/30/2001              24,850       24,415
KN Energy Inc.                                                        6.65%     3/1/2005               5,000        4,759
Kansas City Power & Light Co.                                         6.50%   11/14/2001               5,000        4,935
Kern River Funding Corp.                                              6.42%    3/31/2001 (1)(3)        6,321        6,289
Kern River Funding Corp.                                              6.72%    9/30/2001 (3)          16,075       15,888

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
LG&E Capital Corp.                                                   6.205%     5/1/2004          $   21,700   $   20,573
MCN Investment Corp.                                                  6.03%     2/1/2001               4,000        3,946
Midamerican Funding LLC                                               5.85%     3/1/2001 (3)          20,000       19,675
NRG Energy, Inc.                                                      7.50%    6/15/2007               5,000        4,751
Nevada Power Co.                                                      6.20%    4/15/2004               6,850        6,405
Nevada Power Co.                                                      7.06%     5/1/2000              12,000       12,007
Nipsco Capital Markets                                                7.39%     4/1/2004               5,000        4,832
NYNEX Corp.                                                           9.55%     5/1/2010               6,169        6,566
NYNEX Credit Co.                                                      6.50%    9/15/2000 (3)          30,000       29,877
PSE&G Capital Corp.                                                   6.74%   10/23/2001 (3)          26,000       25,638
Potomac Capital Investment Corp.                                      7.55%   11/19/2001 (3)          36,850       36,807
Progress Capital Holdings                                             5.47%   10/23/2000 (3)          25,000       24,723
Progress Capital Holdings                                             6.88%     8/1/2001 (3)          20,000       19,803
Texas Utilities Co.                                                   8.25%     4/1/2004               6,000        6,119
Transcontinental Gas Pipeline                                        8.875%    9/15/2002              25,150       25,710
US West Capital Funding, Inc.                                        6.125%    7/15/2002              32,000       31,043
US West Capital Funding, Inc.                                         6.25%    7/15/2005              15,000       14,023
US West Capital Funding, Inc.                                        6.875%    8/15/2001 (3)          45,500       45,179
Virginia Electric Power                                               6.30%    6/21/2001              19,750       19,478
Worldcom Inc.                                                        6.125%    8/15/2001               9,750        9,606
                                                                                                               ----------
                                                                                                                  774,065
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $6,335,118)                                                                                             6,169,912
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.8%)
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (0.6%)
Federal Home Loan Mortgage Corp.                                      6.00%     1/1/2001 (1)           7,321        7,266
Federal Home Loan Mortgage Corp.                                      6.11%     9/7/2001 (1)          23,000       22,662
Federal Home Loan Mortgage Corp.                                      6.43%   12/19/2000 (1)           8,537        8,478
Federal Home Loan Mortgage Corp.                                      6.92%    9/25/2000 (1)           2,180        2,172
                                                                                                               ----------
                                                                                                                   40,578
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (0.2%)
Federal Home Loan Mortgage Corp.                                      5.50%    10/1/2000 (1)           8,359        8,280
Federal Home Loan Mortgage Corp.                                      7.00%     3/1/2000 (1)           1,268        1,268
Federal Home Loan Mortgage Corp.                                      7.00%     5/1/2000 (1)             459          459
Federal National Mortgage Assn.                                       6.00%     1/1/2001 (1)           5,546        5,503
                                                                                                               ----------
                                                                                                                   15,510
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $56,717)                                                                                                   56,088
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(11.0%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003              20,250       19,429
Amvescap PLC                                                          6.60%    5/15/2005                 500          472
Australian Gas Light Co.                                              6.40%    4/15/2008 (3)          10,000        9,067
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006              13,290       12,429
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000 (3)          25,000       24,946
CIBC Capital Funding, LP                                              6.25%   12/17/2002 (3)          24,500       23,684
Canadian Imperial Bank of Commerce (NY)                               6.20%     8/1/2000              70,870       70,799
China Telecom                                                        7.875%    11/2/2004              19,900       19,724
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (3)          30,985       28,744
Israel Electric Corp.                                                 7.25%   12/15/2006 (3)          14,308       13,662
Israel Electric Corp.                                                 7.75%     3/1/2009 (3)           5,000        4,821
Israel Electric Corp.                                                 8.25%   10/15/2009 (3)          20,000       19,670
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (3)           7,860        7,740
Korea Electric Power                                                  7.00%    10/1/2002               6,000        5,825
Korea Electric Power                                                 10.00%     4/1/2001 (3)          22,330       22,767
Korean Development Bank                                              7.125%    9/17/2001              42,820       42,275
Korean Development Bank                                              7.125%    4/22/2004              17,350       16,694
Korean Development Bank                                              7.375%    9/17/2004               5,000        4,825
Malaysia                                                              8.75%     6/1/2009              15,670       16,131
National Westminster Bancorp Inc.                                     9.45%     5/1/2001               8,881        9,099

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Noranda, Inc.                                                         8.00%     6/1/2003           $  20,000    $  19,845
Noranda, Inc.                                                        8.625%    7/15/2002              15,000       15,122
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(3)       36,962       34,471
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (3)(5)       20,900       18,863
Pemex Finance Ltd.                                                   6.125%    2/15/2002               5,850        5,694
Pemex Finance Ltd.                                                    9.14%     7/6/2003              44,350       44,199
Pemex Finance Ltd.                                                    9.69%     4/1/2007              41,000       41,634
Petroliam Nasional Berhad                                            7.125%   10/18/2006 (3)          26,450       24,912
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004              13,015       12,388
Pohang Iron & Steel Co. Ltd.                                          7.50%     8/1/2002              11,320       11,120
Province of Saskatchewan                                             6.625%    7/15/2003              11,100       10,779
Samsung Electronics America                                           8.50%    11/1/2002 (3)           5,000        4,991
Samsung Electronics America                                           9.75%     5/1/2003 (3)          15,670       16,297
Santander Financial Issuances Ltd.                                    7.00%     4/1/2006              12,945       12,433
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (3)          13,950       13,683
TPSA Finance BV                                                       7.75%   12/10/2008 (3)          27,000       25,644
Trans Canada Pipelines                                                6.77%    4/30/2001               5,000        4,975
TXU Eastern Funding                                                   6.45%    5/15/2005              13,625       12,775
TXU Eastern Funding                                                   6.75%    5/15/2009              10,825        9,874
Telecomunicaciones de Puerto Rico                                     6.15%    5/15/2002               5,000        4,814
Trans Canada Pipelines                                                7.15%    6/15/2006              11,750       11,332
Trans Canada Pipelines                                               7.875%   12/15/2002              14,000       14,164
The State of Qatar                                                    9.50%    5/21/2009 (3)          17,500       18,299
Westpac Banking                                                      9.125%    8/15/2001              24,966       25,546
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $782,562)                                                                                                 786,657
-------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of NY
  (COST $44,865)                                                      6.05%   11/15/2001              45,050       44,225
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $8,216)                                                       5.73%    2/1/2000                8,216        8,216
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $7,227,478)                                                                                             7,065,098
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              131,176
Liabilities--Note I                                                                                               (31,248)
                                                                                                               ----------
                                                                                                                   99,928
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $7,165,026
-------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Adjustable Rate Security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $1,227,366,000, representing 17.1% of net assets.

(4) Securities with a value of $7,693,000 have been segregated as initial margin for open futures contracts.

(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
SHORT-TERM CORPORATE FUND                                                                                           (000)
-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                               $7,353,303
Undistributed Net Investment Income                                                                                   --
Accumulated Net Realized Losses--Note G                                                                          (37,471)
Unrealized Appreciation (Depreciation)--Note H
   Investment Securities                                                                                         (162,369)
   Futures Contracts                                                                                               11,563
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $7,165,026
=========================================================================================================================
 Investor Shares--Net Assets applicable to 641,484,161 outstanding $.001 par
 value shares of beneficial interest (unlimited authorization)                                                 $6,731,258
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $10.49
=========================================================================================================================
 Institutional Shares--Net Assets applicable to 41,337,809 outstanding $.001 par
 value shares of beneficial interest (unlimited authorization)                                                   $433,768
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $10.49
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.8%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.5%)
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029          $   21,679   $   20,283
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              50,015       49,796
U.S. Treasury Bond                                                    7.50%   11/15/2016              48,120       51,797
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)         246,200      297,011
U.S. Treasury Note                                                    6.00%    8/15/2009              76,700       73,123
U.S. Treasury Note                                                   6.125%    8/15/2007             170,800      164,677
U.S. Treasury Note                                                    6.50%    5/15/2005               1,550        1,533
U.S. Treasury Note                                                    6.50%    8/15/2005              14,900       14,732
U.S. Treasury Note                                                    6.50%   10/15/2006              72,850       71,832
U.S. Treasury Note                                                   6.875%    5/15/2006              40,450       40,691
U.S. Treasury Note                                                    7.00%    7/15/2006             171,700      173,793
U.S. Treasury Note                                                    7.50%    2/15/2005             148,300      152,874
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)           1,377        1,413
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)          10,938       10,648
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)          20,087       20,160
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)       25,456       24,623
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.02%     9/1/2004 (1)           8,854        8,789
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)           3,326        3,313
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)           6,278        6,329
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)           5,250        5,381
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)          13,684       13,125
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/15/2004 (1)          17,184       16,662
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)          16,261       15,692
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)           9,975        9,746
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)          25,000       24,300
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005              40,900       37,256
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008              73,300       66,077
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007               8,500        8,101
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007              13,100       12,947
                                                                                                               ----------
                                                                                                                1,396,704
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (12.3%)
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                      6.625%    9/15/2009              39,050       37,095
Federal National Mortgage Assn.                                       7.25%    1/15/2010             167,485      166,445
                                                                                                               ----------
                                                                                                                  203,540
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,651,014)                                                                                             1,600,244
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (21.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                5.73%     2/1/2000              30,250       30,250
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        5.73%     2/1/2000            326,5693       26,569
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $356,819)                                                                                                 356,819
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (118.4%)
  (COST $2,007,833)                                                                                             1,957,063
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INTERMEDIATE-TERM TREASURY FUND                                                                                     (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-18.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                           $   31,878
Security Lending Collateral Payable to Brokers--Note I                                                           (326,569)
Other Liabilities                                                                                                  (9,945)
                                                                                                               ----------
                                                                                                                 (304,636)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 164,672,933 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                      $1,652,427
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.03
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the value of this security was $24,623,000, representing 1.5% of net assets.

(3) Securities with a value of $2,413,000 have been segregated as initial margin for open futures contracts.


-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
 -------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,752,196      $10.64
Undistributed Net Investment Income                                                                      --          --
Accumulated Net Realized Losses--Note G                                                             (48,753)       (.30)
Unrealized Depreciation--Note H
   Investment Securities                                                                            (50,770)       (.31)
   Futures Contracts                                                                                   (246)         --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,652,427      $10.03
=========================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (74.2%)
-------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (6.4%)
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)        $  5,000     $  4,706
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.31%    9/25/2020 (1)           4,409        4,203
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.32%    9/25/2005 (1)           1,650        1,610
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.38%    9/25/2008 (1)          15,000       14,355
California Infrastructure & Economic Development
 Bank Special Purpose Trust PG&E-1                                    6.42%    9/25/2008 (1)           1,800        1,727
Citibank Credit Card Master Trust                                     6.30%    5/15/2008 (1)          10,000        9,223
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)           5,000        4,933
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)        1,900        1,869
ComEd Transitional Funding Trust                                      5.63%    6/25/2009 (1)          15,000       13,686
Illinois Power Special Purpose Trust                                  5.54%    6/25/2009 (1)           7,000        6,345
MBNA Master Credit Card Trust                                         6.45%    2/15/2008 (1)           5,000        4,815
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)          15,000       13,945
Providian Master Trust                                                6.25%   11/15/2002 (1)          10,000        9,741
Standard Credit Master Trust                                          7.25%     4/7/2008 (1)           3,200        3,162
                                                                                                               ----------
                                                                                                                   94,320
                                                                                                               ----------
FINANCE (32.7%)
   AUTOMOBILE (2.5%)
   Ford Motor Credit Co.                                              5.80%    1/12/2009              25,000       21,752
   General Motors Acceptance Corp.                                    7.75%    1/19/2010              15,000       14,899

   BANKS (11.3%)
   BB&T Corp.                                                         7.25%    6/15/2007               5,000        4,821
   The Bank of New York Co., Inc.                                    6.625%    6/15/2003               6,000        5,809
   The Bank of New York Co., Inc.                                     8.50%   12/15/2004              10,000       10,271
   BankAmerica Corp.                                                  7.20%    4/15/2006              10,000        9,749
   Citicorp                                                           6.75%    8/15/2005               5,000        4,803
   Compass Bank                                                       6.45%     5/1/2009              10,000        8,958
   First Bank N.A.                                                    6.00%   10/15/2003               4,200        3,990
   First Bank System, Inc.                                           6.875%    9/15/2007              10,000        9,520
   First Maryland Bancorp                                            6.875%     6/1/2009              13,000       11,797
   First Security Corp.                                              6.875%   11/15/2006              10,917       10,358
   First Tennessee Bank                                               5.75%    12/1/2008              15,000       12,892
   Mellon Bank Corp.                                                  7.00%    3/15/2006              10,500       10,168
   Mellon Bank Corp.                                                 7.625%    9/15/2007               5,000        4,970
   Meridian Bancorp, Inc.                                            6.625%    3/15/2003               3,000        2,918
   National City Bank of Kentucky                                     6.30%    2/15/2011              10,000        8,830
   National City Corp.                                               6.625%     3/1/2004               6,700        6,450
   PNC Bank N.A.                                                     7.875%    4/15/2005               5,000        4,994
   Southern National Corp.                                            7.05%    5/23/2003              13,000       12,739
   Summit Bancorp                                                    8.625%   12/10/2002               5,775        5,893
   Summit Bank                                                        6.75%    6/15/2003               8,335        8,076
   Wells Fargo & Co.                                                  6.25%    4/15/2008              10,000        9,102

   CONSUMERS (1.3%)
   Norwest Financial, Inc.                                            7.20%     5/1/2007               5,000        4,844
   Norwest Financial, Inc.                                            7.50%    4/15/2005               5,000        4,978
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001               5,000        4,956
   Sears Roebuck Acceptance Corp.                                     6.80%    10/9/2002               5,000        4,906

   DIVERSIFIED (1.2%)
   Associates Corp. of North America                                  6.25%    11/1/2008               5,000        4,518
   Associates Corp. of North America                                  7.54%    4/14/2004               3,000        2,988
   Finova Capital Corp.                                               6.75%   11/15/2004               5,000        4,787
   Finova Capital Corp.                                               7.40%     5/6/2006               5,000        4,857

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM  CORPORATE FUND                                    COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   INSURANCE (4.3%)
   Conseco Inc.                                                       6.40%    2/10/2003          $   10,000   $    9,444
   Conseco Inc.                                                       9.00%   10/15/2006               5,000        5,046
   Horace Mann Educators Corp.                                       6.625%    1/15/2006               8,250        7,475
   Liberty Financial Co.                                              6.75%   11/15/2008              17,000       15,408
   NAC Re Corp.                                                       7.15%   11/15/2005               6,500        6,238
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)          10,800       10,009
   Reinsurance Group of America Inc.                                  7.25%     4/1/2006 (2)          10,000        9,468

   OTHER (12.1%)
   Bear Stearns Co., Inc.                                            7.625%    12/7/2009              10,000        9,662
   Bradley Operating LP                                               7.20%    1/15/2008               4,000        3,604
   Cabot Industrial Properties LP                                    7.125%     5/1/2004               8,000        7,611
   Camden Property Trust                                             7.172%    6/21/2004               3,000        2,868
   Colonial Realty LP                                                 6.96%    7/26/2004               5,000        4,623
   Commercial Net Lease Realty Inc.                                  7.125%    3/15/2008               5,000        4,397
   DR Investments                                                     7.45%    5/15/2007 (2)           5,000        4,898
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     4/1/2008               5,000        4,543
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     6/1/2008              10,000        9,072
   ERAC USA Finance Co.                                              6.625%    5/15/2006 (2)          15,000       13,887
   ERAC USA Finance Co.                                               7.95%   12/15/2009 (2)           8,775        8,663
   Evans Withycombe Residential, Inc.                                 7.50%    4/15/2004               3,000        2,933
   First Industrial LP                                                7.00%    12/1/2006               1,500        1,368
   First Industrial LP                                                7.60%    5/15/2007               3,000        2,829
   Goldman Sachs Group                                                7.80%    1/28/2010              10,000        9,850
   Irvine Apartment Communities Inc.                                  7.00%    10/1/2007               5,000        4,374
   Lehman Brothers Holdings Inc.                                     6.625%     2/5/2006              13,000       12,143
   Mack-Cali Realty                                                   7.25%    3/15/2009               8,000        7,365
   Merry Land & Investment Co., Inc.                                 6.875%    11/1/2004               2,000        1,900
   Merry Land & Investment Co., Inc.                                  6.90%     8/1/2007               5,000        4,597
   Oasis Residential Inc.                                             6.75%   11/15/2001               2,500        2,444
   Paine Webber Group Inc.                                           6.375%    5/15/2004               5,000        4,722
   Paine Webber Group Inc.                                           7.625%   10/15/2008              10,000        9,664
   Realty Income Corp.                                                7.75%     5/6/2007               3,000        2,726
   Reckson Operating Partnership LP                                   7.40%    3/15/2004               5,000        4,767
   Regency Centers LP                                                 7.40%     4/1/2004               3,000        2,869
   Salomon Inc.                                                       6.74%   12/15/2003               5,000        4,888
   Salomon Smith Barney Holdings Inc.                                6.875%    6/15/2005               5,000        4,832
   Security Capital Group                                             7.15%    6/15/2007               2,000        1,753
   Security Capital Pacific Trust                                    7.375%   10/15/2006               3,000        2,813
   Shurgard Storage Centers, Inc.                                     7.50%    4/25/2004               3,000        2,858
   Susa Partnership LP                                                7.00%    12/1/2007               4,000        3,502
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)        9,474        9,158
                                                                                                               ----------
                                                                                                                  481,864
                                                                                                               ----------
INDUSTRIAL (23.8%)
   AEROSPACE & DEFENSE (1.1%)
   Lockheed Martin Corp.                                              7.95%    12/1/2005               6,850        6,748
   PanAmSat Corp.                                                    6.375%    1/15/2008               5,000        4,351
   Raytheon Co.                                                       6.75%    8/15/2007               5,450        5,004

   AUTOMOTIVE (1.6%)
   Daimler-Chrysler North America Holding Corp.
     Global Notes                                                     7.20%     9/1/2009              25,000       24,034

   CABLE (0.9%)
   TCI Communications, Inc.                                          6.875%    2/15/2006               7,000        6,748
   TCI Communications, Inc.                                           7.25%     8/1/2005               7,000        6,899

   CHEMICALS (0.9%)
   E. I. du Pont de Nemours & Co.                                    6.875%   10/15/2009               7,000        6,651
   Hercules Inc.                                                      6.60%     8/1/2027               2,500        2,238
   Praxair, Inc.                                                      6.70%    4/15/2001               5,000        4,960

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   CONSUMER GOODS & SERVICES (1.7%)
   Anheuser-Busch Cos., Inc.                                          6.75%     6/1/2005          $    2,000   $    1,919
   Anheuser-Busch Cos., Inc.                                          7.10%    6/15/2007              10,000        9,656
   Dial Corp.                                                         6.50%    9/15/2008               5,000        4,519
   Minnesota Mining & Manufacturing ESOP Trust                        5.62%    7/15/2009 (1)(2)        8,989        8,185

   ENERGY & RELATED GOODS & SERVICES (2.8%)
   Baker Hughes Inc.                                                 7.875%    6/15/2004               2,000        2,007
   Coastal Corp.                                                      6.50%    5/15/2006               5,000        4,661
   Conoco Inc.                                                        6.35%    4/15/2009              10,000        9,127
   Osprey Trust                                                       8.31%    1/15/2003 (2)           5,000        4,968
   PSE&G Capital Corp.                                                6.25%    5/15/2003 (2)          10,000        9,546
   Smith International Inc.                                           7.00%    9/15/2007               7,500        7,050
   Yosemite Trust                                                     8.25%   11/15/2004 (2)           5,000        4,918

   GAMING (0.8%)
   Harrahs Operating Co., Inc.                                        7.50%    1/15/2009              12,600       11,882

   GENERAL INDUSTRIAL (1.4%)
   Allied Signal Inc.                                                 6.20%     2/1/2008              13,300       12,112
   Lafarge Corp                                                       6.375%   7/15/2005               4,750        4,444
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)        4,453        4,151

   GROCERY STORES (1.1%)
   American Stores Co.                                                7.40%    5/15/2005               5,000        4,928
   Kroger Co.                                                        6.375%     3/1/2008               2,140        1,942
   Fred Meyer Inc.                                                    7.45%     3/1/2008              10,075        9,779

   HEALTH CARE (1.7%)
   Boston Scientific                                                 6.625%    3/15/2005               7,620        7,050
   Cardinal Health, Inc.                                              6.00%    1/15/2006               8,845        8,008
   Cardinal Health, Inc.                                              6.50%    2/15/2004               3,500        3,349
   The Upjohn Co. ESOP Trust                                          9.79%     2/1/2004 (1)           5,700        6,028

   OTHER (0.3%)
   International Speedway Corp.                                      7.875%   10/15/2004 (2)           5,000        4,861

   PAPER & PACKAGING (1.2%)
   International Paper Co.                                            6.50%   11/15/2007               6,000        5,521
   International Paper Co.                                            7.625%   1/15/2007              11,750       11,586

   RETAIL (1.3%)
   Dillard's Inc.                                                    6.625%   11/15/2008               5,000        4,380
   Dillard's Inc.                                                     6.69%     8/1/2007               5,000        4,476
   Wal-Mart Stores, Inc.                                             6.875%    8/10/2009              10,000        9,542

   TECHNOLOGY & RELATED (3.3%)
   Applied Materials Inc.                                             6.75%   10/15/2007              11,250       10,563
   Applied Materials, Inc.                                            8.00%     9/1/2004               5,000        5,052
   First Data Corp.                                                  6.375%   12/15/2007              12,000       11,128
   Lexmark International, Inc.                                        6.75%    5/15/2008               5,000        4,531
   Lucent Technologies Inc.                                           7.25%    7/15/2006              10,000        9,950
   Tektronix                                                          7.50%     8/1/2003               2,000        1,942
   Tektronix                                                         7.625%    8/15/2002               5,310        5,212

   TRANSPORTATION (3.7%)
   Burlington Northern Railroad Co. Equipment Trust                   7.33%    6/23/2010 (1)           4,168        4,037
   Continental Airlines Pass-Through Trust                            6.41%   10/15/2008 (1)           3,303        3,102
   Continental Airlines Pass-Through Trust                           6.748%    3/15/2017 (1)           9,387        8,203
   Continental Airlines Pass Through Trust                           7.434%    3/15/2006 (1)           5,000        4,837
   Delta Airlines, Inc. Pass-Through Trust                           7.541%   10/11/2011 (1)           4,227        3,981
   Delta Airlines, Inc. Pass-Through Trust                            8.54%     1/2/2007 (1)           2,474        2,468
   Delta Airlines, Inc.                                             10.375%     2/1/2011              10,000       11,172

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Hertz Corp.                                                       7.625%    8/15/2007          $    5,000   $    4,968
   Northwest Airlines Corp. Pass-Through Trust                        8.07%     1/2/2015 (1)          10,905       10,453
   Union Pacific Railroad Co. Equipment Trust                         6.12%     2/1/2004 (1)           2,000        1,887
                                                                                                               ----------
                                                                                                                  351,714
                                                                                                               ----------

UTILITIES (11.3%)
Alliant Energy Resources Corp.                                       7.375%   11/15/2009              10,000        9,699
Baltimore Gas & Electric Co.                                          6.25%    12/8/2005               5,000        4,656
Baltimore Gas & Electric Co.                                          6.70%    12/1/2006               9,000        8,497
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(3)       10,000        9,016
Coastal Corp.                                                        9.625%    5/15/2012              10,000       11,247
Consolidated Edison Inc.                                              6.25%     2/1/2008               7,750        7,102
East Coast Power                                                     6.737%   11/22/2004               2,797        2,519
El Paso Energy Corp.                                                  6.75%    5/15/2009               7,000        6,455
FPL Group Capital                                                    7.375%     6/1/2009               5,000        4,864
FPL Group Capital                                                    7.625%    9/15/2006               5,000        4,974
GTE Corp.                                                             6.36%    4/15/2006               5,000        4,693
GTE Northwest Inc.                                                    5.55%   10/15/2008              15,000       12,999
GTE South Inc.                                                        6.00%    2/15/2008               7,000        6,309
KeySpan Gas East Corp.                                               7.875%     2/1/2010              10,000       10,086
LG&E Capital Corp.                                                    6.46%    1/15/2008 (2)           5,000        4,576
Midamerican Energy Holdings Co.                                      6.375%    6/15/2006               5,000        4,631
Niagara Mohawk Power Corp.                                           6.625%     7/1/2005              11,125       10,581
Nipsco Capital Markets                                                7.39%     4/1/2004               9,000        8,698
Northern Border Pipeline Co.                                          7.75%     9/1/2009 (2)           7,000        6,875
Progress Capital Holdings                                             7.45%     9/1/2003 (2)          10,000        9,881
Southwestern Bell Telephone                                           6.59%    9/29/2008               5,650        5,269
U S WEST Capital Funding, Inc.                                       6.375%    7/15/2008              14,350       13,004
                                                                                                               ----------
                                                                                                                  166,631
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,167,700)                                                                                             1,094,529
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.0%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.9%)
U.S. Treasury Note                                                   5.625%    2/15/2006               3,000        2,838
U.S. Treasury Note                                                    6.00%    8/15/2009              39,420       37,581
U.S. Treasury Note                                                   6.125%    8/15/2007               3,000        2,892

AGENCY BONDS & NOTES (1.1%)
Federal National Mortgage Assn.                                      6.625%    9/15/2009              14,000       13,299
Federal National Mortgage Assn.                                       7.25%    1/15/2010               2,600        2,584
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $61,408)                                                                                                   59,194
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(20.1%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003               5,000        4,797
Amvescap PLC                                                          6.60%    5/15/2005               5,825        5,502
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)          10,000        9,067
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006               5,000        4,676
BSCH Issuances Ltd.                                                  7.625%    11/3/2009              10,000        9,801
Banco Latinoamericano de Exportaciones                                6.35%    4/10/2000 (2)           5,000        4,989
Banco Santiago SA                                                     7.00%    7/18/2007               8,875        7,851
Barclays Bank PLC                                                     7.40%   12/15/2009              23,970       23,142
Bayer Corp.                                                           6.50%    10/1/2002 (2)           6,000        5,863
China Telecom                                                        7.875%    11/2/2004               5,000        4,956
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)          14,765       13,697
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)           7,000        6,866
Diageo PLC                                                            7.25%    11/1/2009              10,000        9,728
Embotelladora Andina SA                                               7.00%    10/1/2007               5,000        4,552
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)          19,375       18,681
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)           4,090        4,028
Korea Development Bank                                               7.125%    9/17/2001               4,830        4,769
Korea Development Bank                                               7.375%    9/17/2004               5,000        4,825
Malaysia                                                              8.75%     6/1/2009              12,000       12,353
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)        7,040        6,566

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(4)   $   14,000   $   12,636
Pemex Finance Ltd.                                                    6.55%    2/15/2006               5,000        4,600
Pemex Finance Ltd.                                                    9.69%     4/1/2007              25,000       25,386
Petro Geo-Services                                                   6.625%    3/30/2008               5,000        4,525
Petroliam Nasional Berhad                                            7.125%   10/18/2006 (2)           8,500        8,006
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003               5,400        5,129
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004               2,200        2,094
Pohang Iron & Steel Co. Ltd.                                         7.125%    11/1/2006               5,445        5,048
Quantas Airways                                                       7.75%    6/15/2009 (2)          10,000        9,602
Stagecoach Holdings PLC                                              8.625%   11/15/2009               5,000        5,011
The State of Qatar                                                    9.50%    5/21/2009 (2)           9,400        9,829
Swiss Bank Corp.                                                      6.75%    7/15/2005               5,000        4,765
TPSA Finance BV                                                       7.75%   12/10/2008 (2)          13,000       12,347
TXU Eastern Funding                                                   6.45%    5/15/2005               5,000        4,688
TXU Eastern Funding                                                   6.75%    5/15/2009               5,000        4,561
TransCanada Pipelines                                                9.125%    4/20/2006               6,000        6,364
Union Bank of Switzerland (NY Branch)                                 7.25%    7/15/2006               5,000        4,882
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $296,743)                                                                                                 296,182
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                  5.73%     2/1/2000              11,947       11,947
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                          5.73%     2/1/2000              52,463       52,463
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $64,410)                                                                                                   64,410
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
  (COST $1,590,261)                                                                                             1,514,315
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               39,285
Security Lending Collateral Payable to Brokers--Note I                                                            (52,463)
Other Liabilities                                                                                                 (26,136)
                                                                                                               ----------
                                                                                                                  (39,314)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 161,548,303 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $1,475,001
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $9.13
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $247,106,000, representing 16.8% of net assets.

(3) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT         PER
                                                                                                        (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,575,590     $9.75
 Undistributed Net Investment Income                                                                      --        --
 Accumulated Net Realized Losses--Note G                                                             (24,643)     (.15)
 Unrealized Depreciation--Note H                                                                     (75,946)     (.47)
 NET ASSETS                                                                                       $1,475,001     $9.13
========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM TREASURY FUND                                              COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.1%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.4%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $      650   $      601
U.S. Treasury Bond                                                   6.125%   11/15/2027               3,900        3,670
U.S. Treasury Bond                                                   6.375%    8/15/2027              42,350       41,149
U.S. Treasury Bond                                                    6.50%   11/15/2026              70,075       69,144
U.S. Treasury Bond                                                   6.625%    2/15/2027              49,950       50,068
U.S. Treasury Bond                                                    6.75%    8/15/2026 (1)          99,100      100,749
U.S. Treasury Bond                                                   6.875%    8/15/2025               5,650        5,823
U.S. Treasury Bond                                                    7.50%   11/15/2016              34,500       37,136
U.S. Treasury Bond                                                   7.875%    2/15/2021             147,652      167,104
U.S. Treasury Bond                                                   8.125%    8/15/2019              75,165       86,535
U.S. Treasury Bond                                                   8.125%    5/15/2021             177,500      205,948
U.S. Treasury Bond                                                   8.875%    2/15/2019             119,660      147,020
U.S. Treasury Note                                                    6.00%    8/15/2009              18,500       17,637
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              13,833       13,379
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              26,224       24,536
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              12,004       11,951
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009              12,000       11,405
                                                                                                               ----------
                                                                                                                  993,855
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (11.7%)
-------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                                                5.80%     9/2/2008              59,600       53,814
Federal Home Loan Mortgage Corp.                                      6.75%    9/15/2029              13,100       12,167
Federal National Mortgage Assn.                                      6.625%    9/15/2009              16,550       15,722
Federal National Mortgage Assn.                                       7.25%    1/15/2010              56,750       56,398
                                                                                                               ----------
                                                                                                                  138,101
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,147,971)                                                                                             1,131,956
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                   5.73%   2/1/2000               23,913       23,913
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                           5.73%   2/1/2000               76,353       76,353
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $100,266)                                                                                                 100,266
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.6%)
  (COST $1,248,237)                                                                                             1,232,222
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               29,239
Security Lending Collateral Payable to Brokers--Note I                                                            (76,353)
Other Liabilities                                                                                                  (7,028)
                                                                                                               ----------
                                                                                                                  (54,142)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 120,955,538 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $1,178,080
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $9.74
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $5,083,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT         PER
                                                                                                      (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,212,571       $10.02
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note G                                                              (18,438)        (.15)

Unrealized Depreciation--Note H
   Investment Securities                                                                             (16,015)        (.13)
   Futures Contracts                                                                                     (38)          --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,178,080      $  9.74
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.5%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (22.0%)
Allstate Corp.                                                        6.75%    5/15/2018          $   20,000   $   17,884
Allstate Corp.                                                        7.50%    6/15/2013              10,000        9,657
Ambac, Inc.                                                           7.50%     5/1/2023              20,000       18,754
American Re Corp.                                                     7.45%   12/15/2026              18,267       17,166
Associates Corp. of North America                                     6.25%    11/1/2008              25,000       22,590
Banc One Corp.                                                        7.75%    7/15/2025              25,000       24,198
Bank of America Corp.                                                 8.50%    1/15/2007              15,000       15,580
BankBoston Corp.                                                     6.625%    12/1/2005              30,000       28,330
CIGNA Corp.                                                          7.875%    5/15/2027              25,000       23,604
Cincinnati Financial Corp.                                            6.90%    5/15/2028              20,000       17,352
Citicorp                                                             7.125%     9/1/2005              15,000       14,658
Citigroup, Inc.                                                      6.625%    1/15/2028              25,000       21,433
Equitable Companies Inc.                                              7.00%     4/1/2028              25,000       22,399
Exxon Capital Corp.                                                   6.00%     7/1/2005              10,000        9,428
Farmers Exchange Capital                                              7.05%    7/15/2028 (2)          30,000       25,363
Fifth Third Bancorp                                                   6.75%    7/15/2005              20,000       19,212
First Chicago Corp.                                                  6.375%    1/30/2009              15,000       13,513
First Union Corp.                                                     6.00%   10/30/2008              10,000        8,834
Fleet Financial Group                                                6.875%    1/15/2028              25,000       21,932
General Electric Capital Corp.                                       8.125%    5/15/2012              42,000       43,739
General Electric Capital Services                                     7.50%    8/21/2035              10,960       10,855
General Electric Global Insurance Holdings Corp.                      7.00%    2/15/2026              50,000       45,945
General Re Corp.                                                      9.00%    9/12/2009              15,000       16,339
John Hancock Mutual Life Insurance Co.                               7.375%    2/15/2024 (2)          50,000       46,199
Liberty Mutual Insurance Co.                                          8.50%    5/15/2025 (2)          35,000       34,395
Lumbermens Mutual Casualty Co.                                        9.15%     7/1/2026 (2)          15,110       14,716
MBIA Inc.                                                             7.00%   12/15/2025               7,550        6,731
Massachusetts Mutual Life                                             7.50%     3/1/2024 (2)           8,710        8,118
Massachusetts Mutual Life                                            7.625%   11/15/2023 (2)          15,970       15,257
Metropolitan Life Insurance Co.                                       7.80%    11/1/2025 (2)          35,000       34,244
National City Bank Pennsylvania                                       7.25%   10/21/2011              10,000        9,501
National City Corp.                                                   7.20%    5/15/2005              10,000        9,784
NationsBank Corp.                                                     7.75%    8/15/2004              15,000       15,085
NationsBank Corp.                                                     7.75%    8/15/2015              10,000        9,869
Republic New York Corp.                                               9.70%     2/1/2009              10,000       11,097
SunTrust Banks                                                        6.00%    2/15/2026              20,000       18,311
Transamerica Corp.                                                   9.375%     3/1/2008              10,000       10,856
Transamerica Financial Corp.                                         6.125%    11/1/2001              15,000       14,661
Travelers Property Casualty Corp.                                     7.75%    4/15/2026              25,000       24,321
UNUM Corp.                                                            6.75%   12/15/2028              25,000       20,434
Wachovia Corp.                                                       6.605%    10/1/2025              30,000       28,534
Wachovia Corp.                                                        6.80%     6/1/2005              10,000        9,655
                                                                                                               ----------
                                                                                                                  810,533
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (46.5%)
-------------------------------------------------------------------------------------------------------------------------
   AEROSPACE & DEFENSE (1.5%)
   Lockheed Martin Corp.                                              7.65%     5/1/2016              35,000       32,435
   Raytheon Co.                                                       7.20%    8/15/2027              25,000       21,804

   AUTOMOTIVE (4.1%)
   Chrysler Corp.                                                     7.45%     3/1/2027              25,000       23,889
   Eaton Corp.                                                        6.50%     6/1/2025              10,000        9,401
   Eaton Corp.                                                       7.625%     4/1/2024              15,000       14,358
   Ford Motor Co.                                                     8.90%    1/15/2032              40,000       43,844
   General Motors Corp.                                               7.40%     9/1/2025              30,000       28,119
   General Motors Corp.                                               7.70%    4/15/2016              10,000        9,846
   General Motors Corp.                                               9.40%    7/15/2021              20,000       22,808

   BUILDING MATERIALS (0.6%)
   Georgia-Pacific Group                                              7.25%     6/1/2028              25,000       22,328

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   CABLE (0.6%)
   Comcast Cable Communications                                       6.20%   11/15/2008          $   25,000   $   22,372

   CHEMICALS (3.3%)
   E.I. du Pont de Nemours & Co.                                      6.50%    1/15/2028              25,000       21,657
   E.I. du Pont de Nemours & Co.                                      6.75%     9/1/2007              25,000       23,904
   Ferro Corp.                                                       7.125%     4/1/2028              10,000        8,492
   Monsanto Co.                                                       6.75%   12/15/2027              25,000       21,709
   Monsanto Co.                                                      8.875%   12/15/2009              20,000       21,432
   Rohm & Haas Co.                                                    7.85%    7/15/2029              25,000       24,751

   CONSUMER GOODS & SERVICES (5.9%)
   Bestfoods                                                         6.625%    4/15/2028              30,000       26,405
   CPC International, Inc.                                            7.25%   12/15/2026              30,000       28,319
   Coca Cola Enterprises                                              5.75%    11/1/2008              25,000       22,069
   The Walt Disney Co.                                                6.75%    3/30/2006              25,000       24,266
   Kimberly-Clark Corp.                                               6.25%    7/15/2018              25,000       21,931
   Procter & Gamble Co.                                               6.45%    1/15/2026              27,000       23,841
   Procter & Gamble Co.                                               8.50%    8/10/2009              10,000       10,652
   Procter & Gamble Co. ESOP                                          9.36%     1/1/2021              35,000       40,053
   Whirlpool Corp.                                                    9.10%     2/1/2008              20,000       21,078

   ENERGY & RELATED GOODS & SERVICES (4.3%)
   Conoco Inc.                                                        6.35%    4/15/2009              25,000       22,819
   Mobil Corp.                                                       8.625%    8/15/2021              22,000       24,553
   Texaco Capital, Inc.                                              8.625%   11/15/2031              13,000       14,256
   Texaco Capital, Inc.                                               9.75%    3/15/2020              17,000       20,538
   USX Corp.                                                          6.85%     3/1/2008              45,000       41,914
   Ultramar Diamond Shamrock Corp.                                    7.20%   10/15/2017              20,000       17,692
   United Technologies Corp.                                         8.875%   11/15/2019              15,000       16,629

   FOOD & LODGING (1.0%)
   Joseph Seagram & Sons, Inc.                                        7.50%   12/15/2018              20,000       18,981
   Sysco Corp.                                                        6.50%     8/1/2028              22,000       19,316

   GENERAL INDUSTRIAL (4.8%)
   Caterpillar Inc.                                                  6.625%    7/15/2028              25,000       21,291
   Hubbell Inc.                                                      6.625%    10/1/2005              10,000        9,573
   Illinois Tool Works, Inc.                                          5.75%     3/1/2009              25,000       22,158
   Minnesota Mining & Manufacturing Corp.                            6.375%    2/15/2028              35,000       30,644
   Morton International, Inc.                                         9.25%     6/1/2020              10,000       11,204
   PPG Industries, Inc.                                              6.875%    2/15/2012              10,200        9,458
   PPG Industries, Inc.                                               9.00%     5/1/2021               9,750       10,901
   Parker-Hannifin Corp.                                              7.30%    5/15/2011              20,000       18,718
   USA Waste Services Inc.                                            7.00%    7/15/2028              25,000       19,488
   Vulcan Materials Co.                                               6.00%     4/1/2009              25,000       22,063

   HEALTH CARE (4.2%)
   Baxter International, Inc.                                         7.65%     2/1/2027              25,000       23,965
   Bristol-Myers Squibb Co.                                           6.80%   11/15/2026              35,000       32,080
   Johnson & Johnson                                                  6.95%     9/1/2029              25,000       23,691
   Eli Lilly & Co.                                                   7.125%     6/1/2025              50,000       48,058
   Merck & Co.                                                        6.30%     1/1/2026              30,000       25,736

   HOME BUILDING & REAL ESTATE (0.5%)
   Masco Corp.                                                       6.625%    4/15/2018              20,000       17,755

   MEDIA & ENTERTAINMENT (4.4%)
   New York Times Co.                                                 8.25%    3/15/2025              30,000       29,315
   News America Holdings Inc.                                         8.00%   10/17/2016              30,000       29,407
   E.W. Scripps Co.                                                  6.625%   10/15/2007              20,000       18,636
   Time Warner Inc.                                                  6.625%    5/15/2029              25,000       20,775

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

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Tribune Co.                                                       6.875%    11/1/2006          $   20,000   $   19,072
   Washington Post Co.                                                5.50%    2/15/2009              50,000       43,408

   METAL (1.1%)
   Aluminum Co. of America                                            6.75%    1/15/2028              35,000       30,496
   Phelps Dodge Corp.                                                7.125%    11/1/2027              12,500       10,679

   PAPER (3.5%)
   Champion International Corp.                                       7.35%    11/1/2025              30,000       27,196
   International Paper Co.                                           6.875%    11/1/2023              10,000        8,909
   Mead Corp.                                                         7.35%     3/1/2017              10,350        9,613
   Tenneco Packaging                                                 8.125%    6/15/2017              20,000       18,861
   Tenneco Packaging                                                 8.375%    4/15/2027              15,000       14,273
   Westvaco Corp.                                                     9.75%    6/15/2020              15,000       17,301
   Weyerhaeuser Co.                                                   8.50%    1/15/2025              30,000       31,853

   TECHNOLOGY & RELATED (3.0%)
   International Business Machines Corp.                              7.00%   10/30/2025              50,000       46,162
   Lucent Technologies, Inc.                                          6.45%    3/15/2029              25,000       21,319
   Motorola, Inc.                                                     7.50%    5/15/2025              45,000       44,205

   TELECOMMUNICATIONS (0.6%)
   AirTouch Communications, Inc.                                      6.35%     6/1/2005              25,000       23,496

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                                6.375%   12/15/2005              12,500       11,684
   Burlington Northern Santa Fe Corp.                                6.875%    12/1/2027              25,000       22,262
   CSX Corp.                                                          7.95%     5/1/2027              35,000       34,657
   Norfolk Southern Corp.                                             7.80%    5/15/2027              35,000       34,345
   Union Tank Car Co.                                                7.125%     2/1/2007              10,000        9,478
                                                                                                               ----------
                                                                                                                1,712,646
                                                                                                               ----------

UTILITIES (11.0%)
AT&T Corp.                                                            6.50%    3/15/2029              50,000       41,927
Cincinnati Bell, Inc.                                                 6.30%    12/1/2028              25,000       19,011
Coastal Corp.                                                        9.625%    5/15/2012              15,000       16,870
Duke Energy Corp.                                                     6.00%    12/1/2028              25,000       19,988
El Paso Natural Gas Co.                                               7.50%   11/15/2026              25,000       23,762
Florida Power Corp.                                                   6.75%     2/1/2028              22,375       19,837
GTE California Inc.                                                   6.70%     9/1/2009              25,000       23,457
GTE Southwest, Inc.                                                   6.00%    1/15/2006              10,000        9,223
Indiana Bell Telephone Co., Inc.                                      7.30%    8/15/2026              35,000       33,171
Michigan Bell Telephone Co.                                           7.85%    1/15/2022              25,000       25,005
New Jersey Bell Telephone Co.                                         8.00%     6/1/2022              25,000       25,661
Northern States Power Co.                                            7.125%     7/1/2025              30,000       28,093
Oklahoma Gas & Electric Co.                                           6.50%    4/15/2028              12,770       10,927
Pacific Bell                                                         7.125%    3/15/2026              15,000       14,038
PacifiCorp                                                           6.625%     6/1/2007              10,000        9,438
Sprint Capital Corp.                                                 6.875%   11/15/2028              35,000       30,526
Tennessee Gas Pipeline Co.                                            7.50%     4/1/2017              25,000       24,185
Wisconsin Electric Power Co.                                          6.50%     6/1/2028              25,000       21,439
Wisconsin Power & Light                                               5.70%   10/15/2008               7,500        6,561
                                                                                                               ----------
                                                                                                                  403,119
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,133,750)                                                                                             2,926,298
-------------------------------------------------------------------------------------------------------------------------

                                       24
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

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.4%)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                            8.875%            9/15/2021         $ 10,000     $ 11,368
Province of Ontario                                              6.00%            2/21/2006           15,000       13,929
Province of Saskatchewan                                         8.50%            7/15/2022           10,000       10,694
Talisman Energy, Inc.                                           7.125%             6/1/2007           15,000       14,202
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS

  (COST $53,078)                                                                                                   50,193
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.3%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITY (2.9%)
U.S. Treasury Bond                                               5.50%            8/15/2028          125,000      107,874
                                                                                                                ---------

AGENCY BONDS & NOTES (3.2%)
Federal Home Loan Bank                                          5.125%            9/15/2003           25,000       23,404
Federal National Mortgage Assn.                                  5.75%            6/15/2005          100,000       93,525
                                                                                                                ---------
                                                                                                                  116,929
                                                                                                                ---------

MORTGAGE-BACKED SECURITIES (9.2%)
Federal National Mortgage Assn.                                 5.735%             1/1/2009 (1)       14,829       13,143
Federal National Mortgage Assn.                                 15.50%            10/1/2012 (1)            4            5
Government National Mortgage Assn.                               6.00%  5/15/2028-3/15/2029 (1)      290,259      259,719
Government National Mortgage Assn.                               6.50%  5/15/2026-1/15/2029 (1)       71,833       66,399
                                                                                                                ---------
                                                                                                                  339,266
                                                                                                                ---------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $612,816)                                                                                                 564,069
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $90,306)                                                 5.73%            2/1/2000            90,306       90,306
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%)
  (COST $3,889,950)                                                                                             3,630,866
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               67,535
Liabilities--Note I                                                                                               (16,936)
                                                                                                               ----------
                                                                                                                   50,599
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 455,572,155 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                      $3,681,465
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $8.08
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $178,292,000, representing 4.8% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $3,946,339        $8.66
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note G                                                              (5,790)        (.01)
 Unrealized Depreciation--Note H                                                                    (259,084)        (.57)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $3,681,465        $8.08
=========================================================================================================================

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.0%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (2.8%)
Bank United Corp.                                                     8.00%    3/15/2009          $   15,000   $   13,313
Bank United Corp.                                                    8.875%     5/1/2007              30,000       27,892
Chevy Chase Savings Bank                                              9.25%    12/1/2008              15,000       14,025
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007              20,000       14,600
Navistar Financial Corp.                                              9.00%     6/1/2002              15,000       14,925
Olympic Financial Ltd.                                               11.50%    3/15/2007              22,160       23,157
Sovereign Bancorp, Inc.                                              10.50%   11/15/2006              15,000       15,112
Western Financial Savings Bank                                        8.50%     7/1/2003              17,000       15,895
Western Financial Savings Bank                                       8.875%     8/1/2007              20,000       18,200
                                                                                                               ----------
                                                                                                                  157,119
                                                                                                               ----------

INDUSTRIAL (80.6%)
   AEROSPACE & DEFENSE (2.0%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007              16,000       13,600
   K & F Industries, Inc.                                             9.25%   10/15/2007              27,000       25,448
   L-3 Communications Corp.                                           8.50%    5/15/2008               8,425        7,646
   L-3 Communications Corp.                                         10.375%     5/1/2007              20,000       20,100
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006              25,000       24,125
   Newport News Shipbuilding Inc.                                     9.25%    12/1/2006              20,000       19,600

   AUTOMOTIVE (5.4%)
   Accuride Corp.                                                     9.25%     2/1/2008              20,000       17,600
   Delco Remy International Inc.                                    10.625%     8/1/2006              12,000       12,240
   Dura Operating Corp.                                               9.00%     5/1/2009              10,000        9,300
   Federal-Mogul Corp.                                                7.75%     7/1/2006              54,810       49,878
   Federal-Mogul Corp.                                                8.80%    4/15/2007              18,750       17,961
   Hayes Wheels International, Inc.                                  9.125%    7/15/2007              30,000       28,200
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006              15,000       15,375
   Johnstown America Industries, Inc.                                11.75%    8/15/2005              27,000       27,338
   LDM Technologies Inc.                                             10.75%    1/15/2007               8,000        6,800
   Lear Corp.                                                         7.96%    5/15/2005              25,000       23,719
   Lear Corp.                                                         9.50%    7/15/2006              20,000       19,900
   Navistar International Corp.                                       8.00%     2/1/2008              25,000       23,000
   Tenneco Inc.                                                     11.625%   10/15/2009 (1)          50,000       51,000

   BUILDING MATERIALS (2.2%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008              50,000       45,000
   American Standard Cos. Inc.                                       7.625%    2/15/2010              41,250       37,125
   Nortek Inc.                                                       8.875%     8/1/2008               8,000        7,400
   Nortek, Inc.                                                       9.25%    3/15/2007              17,500       16,669
   Werner Holdings Co., Inc.                                         10.00%   11/15/2007              14,895       14,523

   CABLE (9.9%)
   Adelphia Communications Corp.                                      7.75%    1/15/2009              27,000       23,355
   Adelphia Communications Corp.                                     8.375%     2/1/2008              22,500       20,306
   Bresnan Communications Group                                       8.00%     2/1/2009              23,000       23,172
   CSC Holdings, Inc.                                                7.875%   12/15/2007              30,000       29,272
   CSC Holdings, Inc.                                                8.125%    8/15/2009              25,000       24,717
   CSC Holdings, Inc.                                                8.125%    7/15/2009              25,000       24,718
   CSC Holdings, Inc.                                                 9.25%    11/1/2005              30,000       30,637
   CSC Holdings, Inc.                                                9.875%    2/15/2013              15,000       15,525
   Century Communications Inc.                                       8.875%    1/15/2007              20,000       18,850
   Charter Communications Holdings LLC                               8.625%     4/1/2009              80,000       73,625
   Classic Cable Inc.                                                9.375%     8/1/2009              15,000       14,161
   Classic Cable Inc.                                                9.875%     8/1/2008              12,425       12,165
   Comcast Corp.                                                     9.375%    5/15/2005              24,000       25,230
   Insight Midwest                                                    9.75%    10/1/2009 (1)           5,750        5,779
   Jones Intercable Inc.                                             7.625%    4/15/2008              20,000       19,472
   Lenfest Communications, Inc.                                      8.375%    11/1/2005              73,500       75,131

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

   NTL Inc.                                                          10.00%    2/15/2007          $   25,000   $   25,000
   Telewest Communications                                           9.875%     2/1/2010 (1)          19,260       19,043
   USA Networks Inc.                                                  6.75%   11/15/2005              75,000       70,771

   CHEMICALS (2.6%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020              20,000       19,000
   Acetex Corp.                                                       9.75%    10/1/2003              20,000       18,400
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005              15,000       14,550
   Georgia Gulf Corp.                                               10.375%    11/1/2007 (1)           3,450        3,549
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)          17,000       15,980
   Lilly Industries, Inc.                                             7.75%    12/1/2007              15,000       13,710
   Lyondell Chemical Co.                                             9.625%     5/1/2007              50,000       49,500
   Sovereign Specialty Chemicals, Inc.                                9.50%     8/1/2007               8,000        8,040

   CONSUMER GOODS & SERVICES (0.8%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)          20,000       18,700
   Sealy Mattress, Inc.                                              9.875%   12/15/2007              15,000       14,775
   True Temper Sports, Inc.                                         10.875%    12/1/2008              15,000       14,175

   CONTAINERS (2.4%)
   BWAY Corp.                                                        10.25%    4/15/2007              15,000       14,100
   Owens-Illinois Inc.                                                7.35%    5/15/2008              35,000       31,637
   Owens-Illinois, Inc.                                               7.85%    5/15/2004              15,000       14,456
   Owens-Illinois, Inc.                                               8.10%    5/15/2007              35,000       33,303
   Silgan Holding Inc.                                                9.00%     6/1/2009              41,000       38,540

   ENERGY & RELATED GOODS & SERVICES (4.3%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007              10,000       10,100
   Clark Refining & Marketing, Inc.                                  8.375%   11/15/2007              15,000        9,900
   Cross Timbers Oil Co.                                              8.75%    11/1/2009              25,000       22,875
   Cross Timbers Oil Co.                                              9.25%     4/1/2007              16,500       16,417
   Energy Corp. of America                                            9.50%    5/15/2007               7,220        5,198
   Newfield Exploration Co.                                           7.45%   10/15/2007              15,000       13,789
   Newpark Resources, Inc.                                           8.625%   12/15/2007              15,000       13,950
   Oryx Energy Co.                                                    8.00%   10/15/2003              10,000       10,008
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008              40,000       38,300
   Plains Resources, Inc.                                            10.25%    3/15/2006              16,000       15,520
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007              32,000       31,360
   RBF Finance Co.                                                   11.00%    3/15/2006              30,000       31,350
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008              10,000        9,325
   Tuboscope Inc.                                                     7.50%    2/15/2008              15,000       12,584

   FOOD & LODGING (1.3%)
   Aurora Foods Inc.                                                  8.75%     7/1/2008              15,000       13,837
   B & G Foods, Inc.                                                 9.625%     8/1/2007              10,000        8,800
   Nash Finch Co.                                                     8.50%     5/1/2008              16,080       13,266
   New World Pasta Co.                                                9.25%    2/15/2009              16,000       14,360
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008              25,000       23,304

   GENERAL INDUSTRIAL (4.7%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006              35,000       30,800
   Anchor Glass Container Corp.                                      11.25%     4/1/2005               5,650        4,746
   Cincinnati Milacron, Inc.                                         8.375%    3/15/2004              11,500       11,218
   Consumers International                                           10.25%     4/1/2005              19,305       13,513
   Henry Co.                                                         10.00%    4/15/2008               6,235        4,489
   Idex Corp.                                                        6.875%    2/15/2008              22,500       19,610
   International Wire Group                                          11.75%     6/1/2005              15,000       15,413
   Mastec, Inc.                                                       7.75%     2/1/2008              30,000       27,450
   Neenah Corp.                                                     11.125%     5/1/2007              25,170       22,968
   Numatics Inc.                                                     9.625%     4/1/2008              16,500       13,365
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007              20,000       18,450
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007              10,000        9,050
   Royster-Clark Inc.                                                10.25%     4/1/2009 (1)          12,000       10,680

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Terex Corp.                                                       8.875%     4/1/2008           $  17,500    $  16,100
   Waste Management, Inc.                                            6.875%    5/15/2009              50,000       42,722

   HEALTH CARE (4.5%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006              18,000       16,650
   Columbia/HCA Healthcare Corp.                                      6.91%    6/15/2005              25,000       22,568
   Columbia/HCA Healthcare Corp.                                      7.00%     7/1/2007              30,000       26,333
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008              30,000       26,463
   Leiner Health Products, Inc.                                      9.625%     7/1/2007               9,270        6,929
   Lifepoint Hospitals Holding Corp.                                 10.75%    5/15/2009              10,000       10,300
   Owens & Minor, Inc.                                              10.875%     6/1/2006              14,075       14,462
   Tenet Healthcare Corp.                                            8.125%    12/1/2008              70,000       64,750
   Tenet Healthcare Corp.                                            8.625%    1/15/2007              40,000       38,500
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009              20,785       21,512

   HOME BUILDING & REAL ESTATE (1.7%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007              20,000       17,800
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004              26,250       24,675
   Standard Pacific Corp.                                             8.00%    2/15/2008              15,000       12,938
   Standard Pacific Corp.                                             8.50%    6/15/2007              15,000       13,875
   Toll Corp.                                                         7.75%    9/15/2007              15,000       13,238
   Del E. Webb Corp.                                                 10.25%    2/15/2010              15,000       12,900

   MEDIA & ENTERTAINMENT (9.6%)
   AMC Entertainment Inc.                                             9.50%     2/1/2011              20,000       16,000
   Chancellor Media Corp.                                            8.125%   12/15/2007              21,465       21,304
   Chancellor Media Corp.                                             8.75%    6/15/2007               8,500        8,521
   Chancellor Media Corp.                                            9.375%    10/1/2004              15,000       15,675
   Citadel Broadcasting Co.                                           9.25%   11/15/2008              12,250       11,882
   EchoStar DBS Corp.                                                9.375%     2/1/2009             100,000       98,250
   Emmis Communications Corp.                                        8.125%    3/15/2009              30,000       27,825
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007              70,000       71,050
   Lin Television Corp.                                              8.375%     3/1/2008              33,000       30,030
   Loews Cineplex Entertainment                                      8.875%     8/1/2008              40,000       32,200
   Mail-Well Corp.                                                    8.75%   12/15/2008              19,125       17,786
   Primedia, Inc.                                                    7.625%     4/1/2008              20,000       18,600
   RCN Corp.                                                         10.00%   10/15/2007              30,000       29,100
   TV Guide, Inc.                                                    8.125%     3/1/2009              55,000       53,763
   Von Hoffman Press Inc.                                           10.875%    5/15/2007 (1)          12,095       11,490
   World Color Press, Inc.                                            7.75%    2/15/2009              20,000       18,687
   World Color Press, Inc.                                           8.375%   11/15/2008              45,000       43,922
   Young Broadcasting Inc.                                            9.00%    1/15/2006              10,000        9,400

   METAL (3.9%)
   AK Steel Corp.                                                    7.875%    2/15/2009              25,000       22,437
   AK Steel Corp.                                                    9.125%   12/15/2006              55,000       53,762
   Armco, Inc.                                                        9.00%    9/15/2007              20,000       19,500
   Bethlehem Steel Corp.                                            10.875%     9/1/2003              10,500       10,500
   LTV Corp.                                                          8.20%    9/15/2007              37,000       32,375
   LTV Corp.                                                         11.75%   11/15/2009 (1)          25,000       26,250
   National Steel Corp.                                              9.875%     3/1/2009              13,000       13,130
   Ryerson Tull, Inc.                                                9.125%    7/15/2006              11,960       12,110
   Weirton Steel Corp.                                               10.75%     6/1/2005              12,500       12,500
   Wells Aluminum Corp.                                             10.125%     6/1/2005              11,790       12,438

   PAPER & PACKAGING (4.7%)
   Ball Corp.                                                         7.75%     8/1/2006              35,000       33,162
   Ball Corp.                                                         8.25%     8/1/2008              15,000       14,175
   Boise Cascade Co.                                                  9.45%    11/1/2009              15,000       15,858
   Buckeye Technologies, Inc.                                         8.00%   10/15/2010              12,460       11,245
   Container Corp. of America                                         9.75%     4/1/2003              50,000       51,125
   Domtar Inc.                                                        8.75%     8/1/2006              15,000       15,075
   Domtar Inc.                                                        9.50%     8/1/2016              18,750       19,406

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
   Fonda Group Inc.                                                   9.50%     3/1/2007           $  15,000    $  12,450
   NoramPac Inc.                                                      9.50%     2/1/2008              10,000       10,025
   Packaging Corp. of America                                        9.625%     4/1/2009              20,000       20,100
   Paperboard Industries International Inc.                          8.375%    9/15/2007              18,750       17,250
   Repap New Brunswick, Inc.                                          9.00%     6/1/2004               5,000        4,800
   Tembec Finance Corp.                                              9.875%    9/30/2005               8,325        8,450
   Tembec Industries Inc.                                            8.625%    6/30/2009               4,610        4,472
   U.S. Timberlands LLC                                              9.625%   11/15/2007              27,000       25,178

   RETAIL (0.2%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005              14,490       13,607

   TECHNOLOGY & RELATED (7.3%)
   Amphenol Corp.                                                    9.875%    5/15/2007               9,000        9,180
   Beckman Instruments, Inc.                                          7.45%     3/4/2008              30,000       27,019
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007              22,275       22,108
   Fisher Scientific International Inc.                               9.00%     2/1/2008              60,000       55,950
   Iron Mountain, Inc.                                                8.25%     7/1/2011              15,000       13,275
   Iron Mountain, Inc.                                                8.75%    9/30/2009              37,500       34,781
   Iron Mountain, Inc.                                              10.125%    10/1/2006              16,500       16,624
   Pierce Leahy Corp.                                                9.125%    7/15/2007              15,000       14,400
   PSINet Inc.                                                       10.00%    2/15/2005              90,000       89,100
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009 (1)          50,000       52,875
   Telecommunication Techniques Co.                                   9.75%    5/15/2008              22,000       20,020
   Unisys Corp.                                                      7.875%     4/1/2008              30,000       28,200
   Wesco Distribution Inc.                                           9.125%     6/1/2008              25,000       22,813

   TELECOMMUNICATIONS (12.1%)
   Covad Communications                                              12.00%    2/15/2010 (1)          23,130       23,303
   Crown Castle International Corp.                                   9.00%    5/15/2011              25,000       23,750
   Crown Castle International Corp.                                   9.50%     8/1/2011              18,750       18,375
   Flag Limited Inc.                                                  8.25%    1/30/2008              45,000       41,175
   GCI, Inc.                                                          9.75%     8/1/2007              20,000       18,200
   Global Crossing Holding Ltd.                                      9.125%   11/15/2006 (1)          50,000       48,438
   ITC DeltaCom, Inc.                                                8.875%     3/1/2008              22,000       21,560
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008              12,500       12,750
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007               8,781        9,220
   Intermedia Communications Inc.                                     8.50%    1/15/2008              45,000       40,725
   Intermedia Communications Inc.                                    8.875%    11/1/2007              15,000       13,875
   Level 3 Communications, Inc.                                      9.125%     5/1/2008              90,000       83,700
   MJD Communications Inc.                                            9.50%     5/1/2008              12,000       11,280
   McLeodUSA Inc.                                                    8.125%    2/15/2009              10,000        9,000
   McLeodUSA Inc.                                                    8.375%    3/15/2008              15,000       13,725
   McLeodUSA Inc.                                                     9.25%    7/15/2007              15,000       14,700
   Nextel Communications Inc.                                        9.375%   11/15/2009 (1)          50,000       48,188
   Nextel Communications Inc.                                        12.00%    11/1/2008              45,000       49,725
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008              25,000       25,250
   NEXTLINK Communications, Inc.                                     10.75%     6/1/2009              21,000       21,263
   Qwest Communications International Inc.                            7.50%    11/1/2008              63,000       60,795
   Rogers Cantel, Inc.                                                8.30%    10/1/2007              27,500       27,225
   Verio Inc.                                                        11.25%    12/1/2008              20,000       20,900
   Voicestream Wireless Corp.                                       10.375%   11/15/2009 (1)          14,565       15,038

   TEXTILES & RELATED (0.6%)
   Westpoint Stevens Inc.                                            7.875%    6/15/2005              40,000       35,800

   TRANSPORTATION (0.4%)
   Budget Group Inc.                                                 9.125%     4/1/2006              25,000       22,750
                                                                                                               ----------
                                                                                                                4,489,521
UTILITIES (7.6%)
AES Corp.                                                            8.375%    8/15/2007              30,000       27,375
AES Corp.                                                             8.50%    11/1/2007              24,000       22,080
AES Corp.                                                             9.50%     6/1/2009              25,000       24,937

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
HIGH-YEILD CORPORATE FUND                                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp.                                                      7.50%    1/15/2009          $   26,000   $   23,535
CMS Energy Corp.                                                     7.625%   11/15/2004              18,000       17,253
CMS Energy Corp.                                                     8.125%    5/15/2002              30,000       29,519
Caithness Coso Fund Corp.                                             9.05%   12/15/2009              15,000       14,550
Calpine Corp.                                                        7.625%    4/15/2006              25,000       23,625
Calpine Corp.                                                        7.875%     4/1/2008              36,380       34,692
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009              17,500       16,640
El Paso Electric Co.                                                  8.25%     2/1/2003              15,000       15,029
El Paso Electric Co.                                                  8.90%     2/1/2006              23,000       23,665
El Paso Electric Co.                                                  9.40%     5/1/2011              28,000       29,278
Midland Funding II                                                   11.75%    7/23/2005              25,000       26,688
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008              60,000       58,999
Public Service Co. of New Mexico                                      7.50%     8/1/2018              20,000       18,452
Texas-New Mexico Power Co.                                           10.75%    9/15/2003              14,000       14,121
                                                                                                               ----------
                                                                                                                  420,438
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,349,265)                                                                                             5,067,078
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.6%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.75%    8/15/2003             100,000       97,075
U.S. Treasury Note                                                    6.00%    8/15/2004              75,000       72,885
U.S. Treasury Note                                                    6.50%    5/31/2002             100,000       99,679
U.S. Treasury Note                                                    6.50%    8/15/2005             100,000       98,874
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $384,968)                                                                                                 368,513
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.1%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                                                  5.73%    2/1/2000               14,770       14,770
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note I                                          5.73%    2/1/2000              212,430      212,430
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $227,200                                                                                                  227,200
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
  (COST $5,961,433)                                                                                             5,662,791
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              176,067
Security Lending Collateral Payable to Brokers--Note I                                                           (212,430)
Other Liabilities                                                                                                 (55,620)
                                                                                                               ----------
                                                                                                                (91,983)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 765,261,820 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $5,570,808
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $7.28
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of these securities was $350,313,000, representing 6.3% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
                                                                                                       (000)       SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $6,048,007         $7.90
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses--Note G                                                            (178,557)         (.23)
Unrealized Appreciation--Note H                                                                    (298,642)         (.39)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $5,570,808         $7.28
=========================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Bond Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the annual report to shareholders present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Bond Funds, hereafter referred to as the "Funds") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

(C) 2000 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                     F280-3/22/2000

VANGUARD(R) BOND FUNDS
July 31, 2000


VANGUARD SHORT-TERM
  TREASURY FUND

VANGUARD SHORT-TERM
  FEDERAL FUND

VANGUARD SHORT-TERM
  CORPORATE FUND

VANGUARD INFLATION-PROTECTED
  SECURITIES FUND

VANGUARD INTERMEDIATE-TERM
  TREASURY FUND

VANGUARD INTERMEDIATE-TERM
  CORPORATE FUND

VANGUARD GNMA FUND

VANGUARD LONG-TERM
  TREASURY FUND

VANGUARD LONG-TERM
  CORPORATE FUND

VANGUARD HIGH-YIELD
  CORPORATE FUND

semiannual

[PHOTO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

    Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

    - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

    - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

    - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

    - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

     REPORT FROM THE CHAIRMAN                     1

     THE MARKETS IN PERSPECTIVE                   7

     REPORTS FROM THE ADVISERS                    9

     PERFORMANCE SUMMARIES                       13

     FUND PROFILES                               19

     FINANCIAL STATEMENTS                        30

   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
             "500" are trademarks of The McGraw-Hill Companies, Inc.

              Frank Russell Company is the owner of trademarks and
                   copyrights relating to the Russell indexes.

            "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                        Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Bond prices generally recovered during the six months ended July 31, 2000, the first half of the Vanguard Bond Funds' fiscal year. Longer-term Treasury bonds displayed particular strength, and all of our funds that were in operation throughout the half-year rebounded from a disappointing fiscal 2000. The returns for these funds ranged from 2.4% for our High-Yield Corporate Fund to 9.0% for our Long-Term Treasury Fund.

       The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each fund com- pared with the average return of its mutual fund competitors. The table also includes the return for Vanguard Inflation-Protected Securities Fund, which we introduced in June. Later in this letter, I will provide more details about inflation-indexed securities in general and our fund in particular.

       Information on all of the Vanguard Bond Funds, including per-share net asset values and income dividends, are presented in the table that follows this letter. That table also lists the annualized yields of each fund, which on July 31 ranged from 3.72% for our new Inflation-Protected Securities Fund to 9.92% for our High-Yield Corporate Fund.

----------------------------------------------------
                                TOTAL RETURNS
                              SIX MONTHS ENDED
                                JULY 31, 2000
                           -------------------------
                                          AVERAGE
                           VANGUARD      COMPETING
                             FUND          FUND*
----------------------------------------------------

SHORT-TERM FUNDS
Treasury                     3.9%           3.5%
Federal                      3.7            3.6
Corporate                    3.4            3.6
----------------------------------------------------
Inflation-Protected
    Securities**             0.9%           0.7%
----------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                     5.9%           5.2%
Corporate                    4.0            4.2
GNMA                         5.6            5.0
----------------------------------------------------
LONG-TERM FUNDS
Treasury                     9.0%           6.9%
Corporate                    4.4            4.2
----------------------------------------------------
High-Yield Corporate         2.4%          -1.0%
----------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------
Short-Term Corporate         3.4%           3.6%
----------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Returns since inception, June 29, 2000.


       We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. Over long periods, however, the price effects of fluctuating interest rates tend to be offsetting, so interest income accounts for virtually all of the total return on a bond fund. The table on page 2 presents each fund's return for the past 12 months, divided into its income and capital components. The high sensitivity of longer-term bonds to changes in interest rates is clearly illustrated. During the 12 months, yields rose on all but long-term Treasury bonds. For further information on capital and income returns for each fund, see the Performance Summaries beginning on page 13.

THE PERIOD IN REVIEW

The financial markets were stormy during the six months ended July 31. Overall, the economic news was good. The economy continued its robust growth--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. But investors spent much of the half-year worrying about a resurgence in inflation and the heady valuations of many technology-related stocks. In this environment, bonds delivered higher returns than stocks.

       The Federal Reserve Board, in an effort to slow the economy's momentum and head off an uptick in inflation, continued to raise short-term interest rates during the period. The Fed boosted its target for the federal funds rate--the rate that banks charge each other for overnight loans--three times by a total of 1.0 percentage point (100 basis points). The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 53 basis points to end the half-year at 6.22%. However, rates on longer-term government issues went the other way, as the Treasury started to repurchase its bonds for the first time since the 1930s. The shrinking supply of long-term public debt--the government has also scaled back new bond issuance--caused long-term Treasury prices to rise and yields to fall.

-------------------------------------------------------------------
                                  COMPONENTS OF TOTAL RETURNS
                                TWELVE MONTHS ENDED JULY 31, 2000
                               ------------------------------------
                               INCOME     CAPITAL      TOTAL
                               RETURN      RETURN      RETURN
-------------------------------------------------------------------

SHORT-TERM FUNDS
Treasury                        5.8%       -0.7%        5.1%
Federal                         6.0        -0.6         5.4
Corporate                       6.6        -1.0         5.6
-------------------------------------------------------------------
Inflation-Protected
    Securities*                 0.0%        0.9%        0.9%
-------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                        6.4%       -0.9%        5.5%
Corporate                       7.1        -2.2         4.9
GNMA                            7.1        -0.4         6.7
-------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                        6.4%        2.1%        8.5%
Corporate                       7.0        -2.7         4.3
-------------------------------------------------------------------
High-Yield Corporate            8.6%       -5.4%        3.2%
-------------------------------------------------------------------

INSTITUTIONAL SHARES
-------------------------------------------------------------------
Short-Term Corporate            6.7%       -1.0%        5.7%
-------------------------------------------------------------------

*Returns since inception, June 29, 2000.


       Evidence that the economy may be easing into a period of slower growth mounted in June, prompting rallies in both the stock and bond markets. By July 31, the 30-year Treasury bond's yield had fallen 71 basis points to 5.78%. The yield of the 10-year Treasury bond declined a bit less (64 basis points) to 6.03% at the end of the period.

       Led by the Treasury sector, the bond market rebounded from a difficult fiscal 2000. The Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market excluding only high-yield ("junk") bonds and municipal securities, posted a gain of 5.3% during the six months ended July 31. Treasury bonds in each maturity range (short-, intermediate-, and long-term) outperformed their investment-grade corporate counterparts. The margin was greatest (4.6 percentage points) for long-term bonds. The total return of mortgage-backed securities--5.6% according to the Lehman GNMA Index--trailed that of Treasuries but outpaced the gains on corporate bonds. High-yield bonds struggled--the Lehman High Yield Index had a total return of 0.0%--as investors worried about the ability of issuers to make their interest payments.

       The U.S. stock market, meanwhile, rose modestly during the half-year. The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, returned 1.5%. The large-capitalization-dominated Standard & Poor's 500 Index returned 3.2%, outperforming the small-cap-oriented Russell 2000 Index (up 1.3%). The Nasdaq Composite Index, which is crowded with technology stocks, declined -3.9%.

PERFORMANCE OVERVIEW

Seven of the nine Vanguard Bond Funds that were in operation throughout the fiscal half-year ended July 31 provided total returns that were higher than those of competing mutual funds. The exceptions were our SHORT- and INTERMEDIATE-TERM CORPORATE FUNDS, which lagged their peers by 0.2 percentage point. The LONG-TERM CORPORATE FUND outpaced its rival by the same margin.

       The SHORT-, INTERMEDIATE-, and LONG-TERM TREASURY FUNDS returned 3.9%, 5.9%, and 9.0%, respectively. The Short- and Intermediate-Term Treasury Funds delivered slightly better-than-average returns, topping their peers by 0.4 and
0.7 percentage point, respectively. The Long-Term Treasury Fund's return was well ahead of that of its peers, which gained 6.9% on average. The SHORT-TERM FEDERAL FUND returned 3.7%, a hair above the return for its average peer.

       Our GNMA FUND, which has an intermediate-term average maturity and invests in mortgage-backed securities, returned 5.6%, well ahead of the 5.0% return of the average GNMA fund. Mortgages were a good investment during the period because home-loan rates did not respond much to the decline in long-term Treasury bond yields. The lack of volatility meant that loan refinancing, which results in prepayment activity and generally lower yields for mortgage investors, was not an attractive option for many homeowners.

       Our HIGH-YIELD CORPORATE FUND turned in a solid performance in a tough environment, returning 2.4% for the half-year. On average, high-yield bond funds declined -1.0%, largely because they invest in lower-rated--and thus, riskier--securities than those held by our fund. Prices fell on more speculative bonds primarily because investors grew concerned that any slowdown in the economy could hurt companies' abilities to service their debt obligations. In addition, tighter credit forces companies with lower credit ratings to pay higher rates on their bonds. Defaults were on the rise, though, fortunately, there were none in our fund. In short, it was a distinct advantage to hold higher-rated corporate bonds during the semiannual period. Of course, under different economic conditions, our posture can cause the fund to underperform its competitors, as it has from time to time.

      Our funds' generally strong showings versus their competitors during the half-year owe in large measure to our much lower operating costs. Comparable mutual funds have average expense ratios (expenses as a percentage of average net assets) that range from 0.60% for short-term Treasury funds to 1.30% for high-yield funds. Our funds' expense ratios fall between 0.21% (for the Intermediate-Term Corporate Fund) and 0.32% (for the Long-Term Treasury Fund). Our low costs give us a significant head start--year after year--in our effort to provide excellent investment results. The Vanguard cost advantage means that our funds do not have to invest in lower-rated bonds in an effort to offset high expenses.

       Compared with their target indexes, our funds did not fare so well during the semiannual period. Only the High-Yield Corporate Fund outpaced its benchmark, beating the Lehman High Yield Index by 2.4 percentage points. The GNMA Fund matched the result of the Lehman GNMA Index. Our remaining funds trailed their indexes by a range of 0.1-1.0 percentage point. Once again--as ever--costs played a role. While our operating expenses are far lower than those of competing mutual funds, they handicap us against the unmanaged indexes, which exist only "on paper" and therefore incur no operating costs.

A NEW KIND OF BOND FUND

In June, we introduced VANGUARD INFLATION-PROTECTED SECURITIES FUND, which invests primarily in inflation-indexed bonds issued by the U.S. Treasury and other U.S. government agencies; it may also invest in inflation-indexed bonds issued by corporations. Between June 29 and July 31, the fund had a total return of 0.9%. We present this one-month return only for the record, as results for such a brief period are meaningless in truth.

       The Inflation-Protected Securities Fund is unlike any other Vanguard fund. It gives investors the opportunity to invest in a diversified bond portfolio that offers inflation protection and moderate stability of principal. Inflation erodes the "real" purchasing power of money over time, and investing only in stocks or conventional bonds does not necessarily fix the problem. Common stocks have historically generated returns well in excess of inflation over the long term, but investors must accept substantial volatility to achieve those gains. Conventional bonds are less volatile than stocks, but they do not offer explicit protection against inflation. In contrast, the issuers of inflation-indexed bonds attack the problem head-on, continually adjusting the bonds' principal and interest payments to reflect changes in the price of goods and services. This is significant, given that the Consumer Price Index has risen in 49 of the last 50 years. In the event of deflation--a drop in prices--the U.S. Treasury guarantees the repayment of at least the original face value of its inflation-indexed securities.

       While increases in the principal value of inflation-indexed bonds are not payable until maturity, the Inflation-Protected Securities Fund will distribute these increases, along with dividend income, on a quarterly basis. (Note that these adjustments may cause the fund's income stream to be more volatile than those of traditional bond funds with similar maturity and quality characteristics.) Because fund distributions are taxable, investors should consider holding the fund in a tax-deferred account, such as an IRA or 401(k) plan. Also it's important to reinvest the fund's distributions. Investors who do not reinvest them will not maintain the purchasing power of their investment over the long term.

       Beyond inflation protection, we believe that the Inflation-Protected Securities Fund offers investors the opportunity to further diversify a portfolio of stock funds, bond funds, and short-term investments. Inflation-indexed bonds fluctuate in response to changes in real interest rates--those that exist when inflation is subtracted from the nominal interest rate on bonds. Real rates have historically been much more stable than nominal interest rates, which are the driver of price changes for conventional bonds. The U.S. Treasury has been issuing inflation-indexed bonds only since early 1997, so it is too early to conclude that they can be counted on to smooth the inevitable swings in the stock and bond markets. But the performance of inflation-indexed securities to date suggests that they do help to diversify a portfolio of bonds. And to the extent that inflation is bad for stocks, these new bonds may offer diversification to stock investors as well.

       Under the able management of Vanguard Fixed Income Group, I am confident that Vanguard Inflation-Protected Securities Fund will deliver attractive real returns at the lowest reasonable cost.

IN SUMMARY

Stocks certainly disappointed many investors during the six months ended July
31. After all, they've been delivering double-digit gains with regularity since the mid-1990s and have not often trailed bonds. For long-term investors, however, the lesson of a half-year during which bonds outpaced stocks should be plain: Trying to "time the market" is hazardous.

       Bond investors who stayed true to their investment plan after enduring a difficult fiscal 2000 were rewarded during the half-year. The course of interest rates is impossible to predict. But I am confident that investors who maintain a balanced mix of stock funds, bond funds, and short-term investments, suitable for their time horizons, goals, and tolerance for risk, stand the best chance of success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 17, 2000

IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------------
                              NET ASSET VALUE
                                 PER SHARE              SIX MONTHS             TWELVE MONTHS           SEC
------------------------------------------------   ----------------------  -----------------------   30-DAY
                         JANUARY 31,    JULY 31,     INCOME      CAPITAL    INCOME      CAPITAL    ANNUALIZED
                             2000         2000     DIVIDENDS      GAINS   DIVIDENDS      GAINS        YIELD
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                    $  9.94      $10.03      $0.295        --        $0.570       --         6.44%
Federal                        9.85        9.91       0.298        --         0.585       --         6.56
Corporate                     10.49       10.49       0.350        --         0.688       --         7.50
-----------------------------------------------------------------------------------------------------------------
Inflation-Protected
    Securities               $10.03*     $10.12          --        --           --        --         3.72%
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                     $10.03      $10.29      $0.322        --        $0.638       --         6.34%
Corporate                      9.13        9.16       0.329        --         0.648       --         7.98
GNMA                           9.71        9.91       0.341        --         0.679       --         6.75
-----------------------------------------------------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                      $9.74      $10.30      $0.309        --        $0.616       --         6.05%
Corporate                      8.08        8.14       0.285        --         0.568       --         7.43
-----------------------------------------------------------------------------------------------------------------
High-Yield Corporate          $7.28       $7.13      $0.317        --        $0.633       --         9.92%
-----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Short-Term Corporate         $10.49      $10.49      $0.355        --        $0.699       --         7.63%
-----------------------------------------------------------------------------------------------------------------

* Net asset value as of inception, June 29, 2000.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 2000


After playing second fiddle to stocks in the past several years, bonds provided both a smoother and a more profitable ride than stocks during the six months ended July 31, 2000. The Lehman Aggregate Bond Index--a proxy for the investment-grade taxable bond market--recorded a 5.3% return, well ahead of the 1.5% return for the entire U.S. stock market, as measured by the Wilshire 5000 Index. Stock investors encountered considerable turbulence, as big day-to-day fluctuations in stocks were commonplace. And outside of the United States, stocks on average declined during the six months.

      The economic backdrop was murky. Growth was quite robust--better than 5% after inflation--in the United States. Overseas economies also were picking up strength, and corporations generally registered solid profit gains. Still, investors were uncertain whether the economic good times would keep rolling, given that the Federal Reserve Board and other central banks were raising interest rates during the period.

-------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                           PERIODS ENDED JULY 31, 2000
                                         --------------------------------
                                         6 MONTHS     1 YEAR    5 YEARS*
-------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            3.2%       9.0%      22.6%
   Russell 2000 Index                       1.3       13.8       12.3
   Wilshire 5000 Index                      1.5       11.2       21.1
   MSCI EAFE Index                         -1.7        9.3        9.4
-------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index              5.3%       6.0%       6.5%
   Lehman 10 Year Municipal Bond Index      5.8        5.2        5.9
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index              2.8        5.4        5.2
-------------------------------------------------------------------------
OTHER
Consumer Price Index                        2.3%       3.5%       2.5%
-------------------------------------------------------------------------

*Annualized.


       The Fed, with three rate increases totaling 1 percentage point, sought to cool off the economy to keep it from overheating and pushing up inflation. Because of sharply higher costs for oil and other energy products, the Consumer Price Index gained 2.3% during the six months and 3.5% for the 12 months ended July 31. Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended July 31.

U.S. STOCK MARKETS

Rising profits, the powerful economy, and continued optimism--especially for the "new economy" TMT stocks (technology, media, and telecommunications)--kept market averages rising in February and early March. But in mid-March, value stocks took charge and TMT stocks slumped. Market leadership flip-flopped again in June, when growth stocks held sway, and in July, when value stocks outperformed growth stocks.

       The period was marked not only by volatility in market averages but also by extreme moves in individual stocks. Wall Street was unforgiving: Companies that disappointed market expectations saw their stock prices plunge. The large-capitalization S&P 500 Index posted a 3.2% return, more than double that of the overall market, and the small-cap Russell 2000 Index edged up 1.3%. The Nasdaq Composite Index, which had stratospheric gains in 1999, lost some altitude, registering a -3.9% return.

       The rise in oil and natural gas prices helped oil-exploration and services companies in the "other energy" group to post the market's biggest gains: an average of 22%. Financial services companies, whose stocks had been hurt by rising interest rates in 1999, rebounded with a 13% return. Another 1999 laggard, the health care sector, posted gains exceeding 9% during the past half-year. Big drops in regional Bell companies and AT&T caused a -15% return for the utilities sector, the worst for any market group. The materials & processing group fell -9%, largely because higher energy costs hurt energy-intensive companies such as chemical and aluminum makers.

U.S. BOND MARKETS

The Fed's three increases in its target federal funds rate (charged on overnight loans between banks) elevated the rate by 1 percentage point to 6.50% during the six months. However, because the market had anticipated some tightening by the Fed, yields of 3-month U.S. Treasury bills rose only half as far (0.53 percentage point, or 53 basis points, to 6.22%). And on longer-term Treasury securities, yields actually fell and prices rose. In part, this was due to a shrinking supply of Treasury debt: A large and growing federal budget surplus allows the Treasury to issue fewer new bonds and to buy back billions of dollars' worth of outstanding bonds. The 10-year Treasury note's yield declined 64 basis points to 6.03% on July 31, and the yield of the 30-year Treasury fell 71 basis points to 5.78%.

       Because short-term rates moved higher while long-term rates slid, there was an "inversion" in the U.S. Treasury yield curve. Instead of the usual upward slope--with yields increasing along with maturity--the curve sloped downward. On July 31, the 5.78% yield of 30-year Treasuries was 55 basis points lower than the 6.33% yield of 3-year Treasury notes. Falling rates mean rising prices for bonds, of course, and the 5.3% return of the Lehman Aggregate Bond Index during the six months reflected a price gain of 1.7% in addition to an income return of 3.6%.

       Corporate bonds didn't fare as well as Treasuries, in part because of a very different supply situation--corporations were issuing large amounts of new debt. Also, heavy borrowing by companies and the Fed's efforts to slow the economy raised the chances that some companies would have trouble paying their debts. Concern about credit quality was evident in the split between returns for low- and high-quality corporate bonds: a zero return for the Lehman High Yield Index of low-quality "junk" bonds, versus 4.8% for the high-quality Lehman Credit A or Better Index. Mortgage-backed bonds and municipal bonds, which also boast high credit quality, had solid returns: 5.6% for the Lehman GNMA Index and 4.8% for the tax-exempt Lehman 7 Year Municipal Bond Index.

INTERNATIONAL STOCK MARKETS

Because of a rise in the value of the U.S. dollar against most other currencies and a slump in Asian markets, international stocks were generally unprofitable for U.S. investors during the past six months. Although the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of developed foreign markets registered a 3.1% return in local currencies, the stronger dollar resulted in a -1.7% return for U.S. investors.

       The MSCI Europe Index generated an 8.4% return in euros, the common currency of 11 European countries. However, this was cut to a 2.8% return for dollar-based investors. The MSCI Pacific Free Index declined -10.6% in dollars and -8.1% in local currencies due to a slump in Japanese stocks, which account for more than 75% of the index.

       The Select Emerging Markets Free Index fell -10.0% in U.S. dollars, stung by weakness in South Korea (-18%), South Africa (-17%), Thailand (-50%), and Turkey (-16%). Israel was the biggest gainer among emerging markets, with a 28% return.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS; INFLATION-PROTECTED SECURITIES FUND; INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND LONG-TERM TREASURY FUND


In a welcome turnabout from a difficult 1999, the Vanguard Bond Funds posted strong results for the fiscal half-year ended July 31, 2000. Conditions during the past six months were generally favorable for our funds. Yields declined and prices rose for all but the shortest-maturity securities, resulting in price increases for each of the funds we manage, except for the Short-Term Corporate Fund, whose price held steady.

       To understand what has occurred so far this fiscal year, it's necessary to go back to autumn 1998. At that time, yields on long-term U.S. Treasury bonds had fallen below 5%. This was because of surging demand for Treasuries, which were considered a safe haven during the financial crisis that swept global markets after Russia defaulted on its government bonds. When it became apparent that the crisis was not going to result in a financial Armageddon, as some had predicted, interest rates rebounded. Rates rose through 1999 to levels that reflected the strong demand for loans by households and corporations in the growing economy.

       The Federal Reserve Board, attempting to slow the economy and forestall a rise in inflation, boosted short-term interest rates three times in 1999. The yield on the 30-year Treasury bond rose from its all-time low of 4.72% on October 5, 1998 (during the height of the international financial crisis) to 6.48% on December 31, 1999. Because bond prices move in the opposite direction from yields, long-term Treasury prices plummeted in 1999.

       During the first half of 2000, the U.S. economy continued to grow at an exceptional pace--real (inflation-adjusted) gross domestic product expanded at a 5% annual rate. The Fed focused on indications that the demand for goods and services was outstripping their available supply, which could cause a buildup in inflationary pressures. Fed Chairman Alan Greenspan repeatedly identified the "wealth effect" caused by the rise in stock prices as one source of excess demand. The Fed raised its target federal funds rate (the interest charged by banks for overnight loans) three times during the past six months, to 6.50%. This influenced rates of short-term Treasury bills, which rose during the period.

       Normally, bond yields rise along with short-term rates when the Fed is tightening monetary policy. But during our fiscal half-year, yields on Treasury bonds actually declined from 0.3 to 0.7 percentage point. The result was that the yield curve inverted: Longer-term bonds sported lower yields than short-term bonds.

       The reason for this unusual inversion of yields was a shrinking supply of long-term Treasury securities. The federal government, which is expected to post a $230 billion budget surplus this year, has started to reduce the size of its auctions of new securities and has begun buying back $30 billion of its outstanding debt. Given the strong economy and huge federal tax revenues (federal tax receipts as a percentage of gross domestic product are at the highest level since World War II), it's now projected that the Treasury will be able to pay off all of its outstanding marketable debt by the end of this decade.

       In other sectors of the bond market, yields didn't follow the lead of Treasury bonds. Government agency and mortgage-backed securities didn't enjoy the price gains seen for Treasuries, in part because issuance of new agency and mortgage-backed securities rose. Corporate bonds were relatively hard hit by "event risk"--the chance that shareholder-friendly actions such as stock repurchases, leveraged buyouts, and spinoffs would hurt a company's creditworthiness. The sensitivity to this type of action was so high during the period that even the rumor of such a move caused a decline in the price of a company's bonds--and an increase in yield.

A REVIEW OF OUR FUNDS

The decline in longer-term interest rates during the six months ended July 31 served as a tailwind, in the form of positive capital returns, that augmented the income generated by our funds. During the fiscal half-year, we maintained the funds' average durations (a measure of the sensitivity of a bond's price to changes in interest rates) below those of their benchmarks. The result was that we didn't benefit as much as our index targets from the decline in interest rates during the period. However, compared with peer funds, our Intermediate-Term and Long-Term Funds generally have longer durations and, thus, greater price gains than our competitors in an environment of falling interest rates.

       As noted earlier, demand for Treasury securities was high relative to the demand for other debt instruments. As a result, corporate bonds underperformed their Treasury counterparts during the period. This is a 180-degree swing from fiscal 1999, when a reversal of the flight to quality helped our corporate bond funds to outperform Treasuries.

       On June 29, 2000, Vanguard introduced the Inflation-Protected Securities Fund. As of July 31, the fund's characteristics closely matched those of the overall market for inflation-indexed securities, and they will continue to do so in the future. See the Report From The Chairman beginning on page 1 for more details on the Vanguard Inflation-Protected Securities Fund.

THE RISKS AHEAD

In the last two months, signs have emerged that the economy's rapid growth pace is slowing. These signs have led many market participants to believe that the Fed is at or near the end of its policy-tightening cycle. If they are correct, the environment should be favorable for bond investors. However, if the economy resumes growth at or near the rapid rates experienced during most of the first half of 2000, the Fed may raise short-term interest rates again. This would have a ripple effect and push up rates across the entire spectrum of maturities. We believe that corporate bonds still provide attractive yield premiums in light of our view that the economy will continue to grow at a healthy pace.

       The Vanguard Bond Funds provide a full array of maturity options so that investors can match their own needs fairly closely. We believe it's important for investors to periodically reevaluate their holdings as risk and return relationships change. What will not change is our commitment to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

August 10, 2000

INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
GNMA FUND; LONG-TERM CORPORATE FUND;
AND HIGH-YIELD CORPORATE FUND

During the six months ended July 31, 2000, interest rates on intermediate- and long-term U.S. Treasury securities fell approximately 60 basis points (0.60 percentage point), creating a favorable environment for fixed income securities. This decline occurred despite the fact that the Federal Reserve Board was actively raising short-term rates. Overall, the drop in rates can be attributed to several factors. Most important, interest rates on Treasury securities fell because the federal budget surplus has reduced the Treasury's borrowing needs. At the same time, the Treasury has been actively buying back its longer-maturity obligations in the open market, forcing yields lower.

       The GNMA, Long-Term Corporate, and High-Yield Corporate Funds are all affected by the direction of interest rates, but to varying degrees. As time has proven, the GNMA Fund basically behaves as an intermediate-term bond fund, and it should not fluctuate in price as much as a long-term bond fund in response to interest rate changes. (However, the GNMA Fund's average duration--a measure of the fund's sensitivity to changes in interest rates--can actually change dramatically with large swings in interest rates.)

       The Long-Term Corporate Fund is quite sensitive to changes in interest rates. So, as the yield on long-term Treasury securities fell during the past six months, the net asset value of the Long-Term Corporate Fund might have been expected to rise handsomely. However, the risk premium--or "yield spread"--for corporate bonds expanded, preventing yields on long-term corporate bonds from falling as much as they might have otherwise. The risk premium is the additional yield available to investors for investing in lower-quality bonds. (Treasury bonds have no credit risk.) The wider risk premiums existed even though corporate profits were strong and the domestic economy was healthy. The High-Yield Corporate Fund is also influenced greatly by risk premiums. In fact, changes in interest rates often do not have a particularly strong influence on the prices of high-yield bonds. Rather, the credit quality of the issuers in the portfolio is usually the critical determinant of price behavior. Therefore, the High-Yield Corporate Fund benefited less than the other two funds from the interest rate decline.

       It is unusual for risk premiums in the corporate bond market to expand during a period of strong economic growth. Historically, a strong economy has been a favorable backdrop for keeping risk premiums relatively narrow.

GNMA FUND

The investment environment for the GNMA Fund improved over the past six months. With yields on U.S. Treasury securities generally stable to lower from January through July 2000, the price erosion that the fund experienced last year was largely absent. A stable mortgage interest rate environment is ideal for the GNMA Fund, allowing it to avoid the price erosion that typically occurs when interest rates are rising sharply, while also avoiding the negative effects on income that occur when mortgage interest rates decline and homeowners refinance their mortgages. Although there was some interest rate volatility during the six months, it occurred within a narrow range. The future is, as always, uncertain, but the GNMA Fund continues to offer attractive yields relative to

U.S. Treasuries, and we see no reason why it should not continue to perform well relative to other high-quality, intermediate-term bond funds.

LONG-TERM CORPORATE FUND

The Long-Term Corporate Fund's duration is slightly less than nine years, a level consistent with its charter as a long-term, investment-grade, corporate bond fund. The fund's relatively long duration--a more "marketlike" duration is about five years--suggests that the fund will be extremely sensitive to changes in long-term rates. Shareholders should understand that this interest rate sensitivity is one of the major risks of investing in the fund. A duration of nine years means that if corporate bond rates move up or down by 1 percentage point, the fund's net asset value can be expected to fall or rise by 9%. The fund has excellent call protection, meaning that most issuers of the bonds it holds cannot redeem those bonds if interest rates decline. This protects the fund's income stream from declining interest rates.

       The fund's other chief risk is the possibility that the creditworthiness of the corporate bond issuers could deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in currencies other than the U.S. dollar. Generally, we purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

While the High-Yield Corporate Fund did not have any defaults during the half-year, the below-investment-grade--or high-yield--market struggled as defaults and rating downgrades increased.

       The high-yield market is a hybrid. Under some market conditions, it follows the direction of the stock market, and at other times, it behaves similarly to the bond market. Although interest rates on intermediate-term Treasury bonds fell and the economy grew strongly, the high-yield corporate sector languished. Outflows from high-yield bond mutual funds continued throughout this period, creating some selling pressure in the market. With the Fed raising interest rates--and thus implicitly restricting credit--the high-yield market fought against a headwind. When credit is rationed, the marginal borrower or lower-rated issuer must pay a relatively steeper risk premium to obtain credit. On a positive note, investors may begin to increase their tolerance for risk if the Fed has, for the time being, finished its task of raising rates and slowing growth. If the monetary authorities are satisfied that inflationary pressures are subsiding and decide to relax their tightening grip, high-yield bonds could perform very well. In a relaxed monetary environment, risk premiums typically contract.

       We remain very selective with respect to credit. We are avoiding the smaller start-up companies and are continuing to emphasize the higher-quality spectrum of the below-investment-grade market. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest reserve in U.S. Treasuries to maintain liquidity.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 14, 2000

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 2000
------------------------------------------------------------
             SHORT-TERM TREASURY FUND               LEHMAN*
FISCAL     CAPITAL      INCOME       TOTAL          TOTAL
YEAR       RETURN       RETURN       RETURN         RETURN
------------------------------------------------------------
1992        1.2%         1.4%         2.6%           3.0%
1993        3.3          5.4          8.7            9.0
1994        0.8          4.7          5.5            6.1
1995       -4.8          5.2          0.4           -0.1
1996        4.8          6.6         11.4           12.0
1997       -1.9          5.8          3.9            4.1
1998        1.1          6.0          7.1            7.9
1999        1.2          5.5          6.7            7.0
2000       -4.0          5.2          1.2            1.3
2001**      0.9          3.0          3.9            4.0
-----------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.



SHORT-TERM FEDERAL FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JULY 31, 2000
-----------------------------------------------------------
             SHORT-TERM TREASURY FUND               LEHMAN*
FISCAL     CAPITAL      INCOME       TOTAL          TOTAL
YEAR       RETURN       RETURN       RETURN         RETURN
-----------------------------------------------------------
1988        0.5%         0.5%         1.0%           1.9%
1989       -2.7          8.4          5.7            5.0
1990        1.1          9.0         10.1           10.5
1991        1.9          8.6         10.5           11.1
1992        3.1          7.5         10.6           11.3
1993        2.3          6.2          8.5            8.9
1994        1.1          5.1          6.2            6.1
1995       -5.6          5.4         -0.2           -0.1
1996        5.0          6.4         11.4           12.0
1997       -1.7          6.2          4.5            4.1
1998        0.8          6.3          7.1            7.9
1999        0.7          5.9          6.6            6.9
2000       -4.0          5.6          1.6            1.3
2001**      0.6          3.1          3.7            4.0
-----------------------------------------------------------

*Lehman 1-5 Year Government Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 41 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
--------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                          ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund                 10/28/1991    4.61%     5.46%        0.22%**   5.60%**  5.82%**
Short-Term Federal Fund                  12/31/1987    4.75      5.59         0.35      6.21     6.56
--------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JULY 31, 2000
--------------------------------------------------------
           SHORT-TERM CORPORATE FUND       LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1983         0.5%      2.7%      3.2%        4.6%
1984        -1.1      10.6       9.5        10.9
1985         2.3      11.7      14.0        14.1
1986         3.7      10.5      14.2        14.6
1987         2.9       8.7      11.6        11.9
1988        -2.2       7.4       5.2         6.8
1989        -1.9       8.2       6.3         6.5
1990         1.1       9.1      10.2        10.7
1991         1.5       9.0      10.5         9.8
1992         3.6       8.1      11.7        13.4
1993         2.6       6.7       9.3         9.5
1994         0.4       5.7       6.1         7.9
1995        -4.9       5.5       0.6         0.3
1996         5.2       6.8      12.0        13.8
1997        -1.7       6.2       4.5         4.6
1998         1.1       6.4       7.5         8.0
1999        -0.1       6.3       6.2         7.1
2000        -3.4       6.2       2.8         1.5
2001**       0.0       3.4       3.4         3.8
--------------------------------------------------------

 *Lehman 1-5 Year Credit Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 41 for dividend information for the past five years.

SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JULY 31, 2000
----------------------------------------------------------
            SHORT-TERM CORPORATE FUND
               INSTITUTIONAL SHARES        LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
----------------------------------------------------------
1998         0.6%     2.2%       2.8%       3.6%
1999        -0.1      6.4        6.3        7.1
2000        -3.4      6.3        2.9        1.5
2001**       0.0      3.4        3.4        3.8
----------------------------------------------------------

 *Lehman 1-5 Year Credit Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 42 for dividend information since inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------
                                          INCEPTION                                   10 YEARS
                                                                             ---------------------------
                                            DATE       1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                10/29/1982    4.79%      5.81%        0.34%     6.58%     6.92%
Short-Term Corporate Fund
    Institutional Shares                  9/30/1997    4.90         --        -1.16**    6.47**    5.31**
---------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

INFLATION-PROTECTED
SECURITIES FUND
TOTAL INVESTMENT RETURNS:
JUNE 29, 2000-JULY 31, 2000
---------------------------------------------------------------
              INFLATION-PROTECTED SECURITIES FUND       LEHMAN*
FISCAL        CAPITAL     INCOME       TOTAL            TOTAL
PERIOD        RETURN      RETURN      RETURN           RETURN
---------------------------------------------------------------
2001**         0.9%       0.0%         0.9%             1.0%
---------------------------------------------------------------

 *Lehman Treasury Inflation Notes Index.

**Since inception.



INTERMEDIATE-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 2000
------------------------------------------------------------
              INTERMEDIATE-TERM TREASURY FUND        LEHMAN*
FISCAL        CAPITAL     INCOME        TOTAL        TOTAL
YEAR          RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1992           1.9%        1.7%         3.6%         4.0%
1993           6.1         7.0         13.1         13.2
1994           4.1         6.0         10.1         10.6
1995          -9.6         5.7         -3.9         -4.5
1996          11.7         7.3         19.0         19.6
1997          -4.9         6.2          1.3          1.3
1998           4.1         6.7         10.8         11.7
1999           3.3         6.1          9.4         10.0
2000         -10.1         5.5         -4.6         -5.0
2001**         2.6         3.3          5.9          6.3
------------------------------------------------------------

 *Lehman 5-10 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 43 for dividend information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                              INCEPTION                                        ---------------------------
                                                DATE            1 YEAR         5 YEARS         CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Securities Fund           6/29/2000           --             --             0.10%       0.00%    0.10%
Intermediate-Term Treasury Fund              10/28/1991         4.38%          5.80%            0.81        6.33     7.14
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



INTERMEDIATE-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JULY 31, 2000
------------------------------------------------------------
              INTERMEDIATE-TERM CORPORATE FUND     LEHMAN*
FISCAL        CAPITAL     INCOME       TOTAL       TOTAL
YEAR          RETURN      RETURN       RETURN      RETURN
------------------------------------------------------------
1994           0.4%        1.3%         1.7%         2.4%
1995          -9.7         6.0         -3.7         -4.0
1996          12.1         7.8         19.9         21.1
1997          -4.2         6.5          2.3          2.7
1998           3.3         6.9         10.2         10.4
1999           1.2         6.5          7.7          8.4
2000          -8.9         6.2         -2.7         -3.7
2001**         0.3         3.7          4.0          4.5
------------------------------------------------------------

 *Lehman 5-10 Year Credit Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

GNMA FUND
TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JULY 31, 2000
------------------------------------------------------------
                       GNMA FUND                   LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1981         -12.5%        6.2%        -6.3%        -8.8%
1982          -9.5        13.5          4.0          1.7
1983          16.3        15.8         32.1         39.6
1984          -0.1        12.3         12.2         12.0
1985           0.5        13.0         13.5         15.4
1986           7.2        12.4         19.6         22.6
1987           1.9        10.3         12.2         13.6
1988          -4.1         9.4          5.3          6.8
1989          -3.6         9.4          5.8          6.6
1990           2.1         9.9         12.0         12.9
1991           3.2         9.7         12.9         13.2
1992           4.1         8.9         13.0         12.9
1993           2.4         8.0         10.4         10.1
1994          -1.0         6.2          5.2          6.1
1995          -6.5         6.9          0.4         -0.3
1996           7.6         8.0         15.6         15.5
1997          -2.1         7.3          5.2          5.6
1998           2.5         7.4          9.9          9.8
1999           0.0         6.8          6.8          6.7
2000          -7.3         6.4         -0.9          0.3
2001**         2.1         3.5          5.6          5.6
------------------------------------------------------------

 *Lehman GNMA Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       10 YEARS
                                              INCEPTION                                        -----------------------------
                                                DATE            1 YEAR         5 YEARS         CAPITAL     INCOME    TOTAL
----------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund              11/1/1993         3.38%           5.60%         -1.14%**     6.63%**   5.49%**
GNMA Fund                                     6/27/1980         5.48            6.52           0.36        7.43      7.79
----------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

LONG-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: MAY 19, 1986-JULY 31, 2000
------------------------------------------------------------
                  LONG-TERM TREASURY FUND            LEHMAN*
FISCAL        CAPITAL     INCOME        TOTAL        TOTAL
YEAR          RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1987           3.1%        5.5%         8.6%        11.9%
1988          -7.7         8.0          0.3          1.5
1989          -2.2         8.6          6.4          5.1
1990           2.7         8.6         11.3         12.3
1991           2.2         8.8         11.0         11.6
1992           4.1         8.3         12.4         13.4
1993           6.1         8.0         14.1         14.6
1994           8.9         7.2         16.1         16.7
1995         -13.0         6.3         -6.7         -7.5
1996          18.7         8.0         26.7         27.4
1997          -8.2         6.4         -1.8         -1.6
1998           9.7         7.1         16.8         18.3
1999           5.8         6.2         12.0         12.3
2000         -13.7         5.3         -8.4         -8.3
2001**         5.7         3.3          9.0          9.4
------------------------------------------------------------

 *Lehman Long Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

LONG-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JULY 31, 2000
--------------------------------------------------------
             LONG-TERM CORPORATE FUND         LEHMAN*
FISCAL     CAPITAL   INCOME     TOTAL         TOTAL
YEAR       RETURN    RETURN     RETURN        RETURN
--------------------------------------------------------
1981        -3.5%     11.7%      8.2%           3.0%
1982        -4.7      13.2       8.5           -0.8
1983        13.3      15.0      28.3           43.4
1984        -2.0      12.3      10.3            9.9
1985         0.0      13.4      13.4           17.4
1986         7.4      12.9      20.3           25.1
1987         5.6      10.9      16.5           21.1
1988        -7.5       9.3       1.8            3.0
1989        -2.5       9.6       7.1            6.6
1990         1.1       9.6      10.7           11.2
1991         0.3       9.5       9.8           11.2
1992         7.6       9.5      17.1           15.5
1993         6.6       8.5      15.1           13.8
1994         6.5       7.3      13.8           12.6
1995       -11.9       6.8      -5.1           -5.3
1996        15.3       8.3      23.6           23.9
1997        -6.0       6.9       0.9            0.7
1998         7.9       7.6      15.5           15.3
1999         2.9       6.6       9.5           10.3
2000       -13.3       5.9      -7.4           -8.3
2001**       0.7       3.7       4.4            5.4
--------------------------------------------------------

*Lehman Long Corporate AA or Better Index through March 2000; Lehman Long Credit
 A or Better Index thereafter.

**Six months ended July 31, 2000.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Long-Term Treasury Fund                   5/19/1986    6.34%     6.97%        2.04%     7.08%     9.12%
Long-Term Corporate Fund                  7/9/1973     1.63      5.86         1.10      7.58      8.68
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

HIGH-YIELD CORPORATE FUND
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JULY 31, 2000
-------------------------------------------------------
            HIGH-YIELD CORPORATE FUND         LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL         TOTAL
YEAR       RETURN    RETURN     RETURN        RETURN
-------------------------------------------------------
1981        -8.2%     13.0%      4.8%           4.6%
1982        -7.3      15.3       8.0            3.3
1983        13.7      18.6      32.3           39.7
1984         0.1      14.1      14.2           11.8
1985        -5.0      14.4       9.4           10.0
1986         3.8      14.6      18.4           22.6
1987         6.9      13.2      20.1           20.7
1988        -8.6      11.1       2.5            4.2
1989        -1.1      12.5      11.4           10.8
1990       -13.4      11.6      -1.8           -3.0
1991       -15.3      12.1      -3.2           -5.1
1992        17.4      13.9      31.3           47.3
1993         4.0      10.7      14.7           15.1
1994         7.7       9.8      17.5           16.3
1995       -11.1       8.6      -2.5           -1.8
1996         9.0      10.0      19.0           19.7
1997        -0.3       9.3       9.0           10.5
1998         3.8       9.3      13.1           13.7
1999        -3.0       8.3       5.3            1.6
2000        -7.8       8.0       0.2            0.5
2001**      -2.1       4.5       2.4            0.0
-------------------------------------------------------

 * Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman High Yield Index thereafter.

** Six months ended July 31, 2000.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         ------------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund**               12/27/1978   2.04%     7.44%       -0.12%     9.78%     9.66%
----------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND



This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                            TREASURY        INDEX*
----------------------------------------------------
Number of Issues                  40         5,974
Yield                           6.4%          6.9%
Yield to Maturity               6.6%          7.2%
Average Coupon                  6.0%          6.9%
Average Maturity           2.5 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           2.1 years     4.9 years
Expense Ratio                0.27%**            --
Cash Investments                1.3%            --


 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
----------------------------------------------------
AVERAGE MATURITY            SHORT
CREDIT QUALITY              TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                            TREASURY        INDEX*
----------------------------------------------------
R-Squared                       0.83          1.00
Beta                            0.54          1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury                                    88.6%
Agency                                      11.4
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                 1.0%
1-3 Years                                   72.6
3-5 Years                                   21.8
Over 5 Years                                 4.6
----------------------------------------------------
Total                                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                             FEDERAL        INDEX*
----------------------------------------------------
Number of Issues                  46         5,974
Yield                           6.6%          6.9%
Yield to Maturity               7.0%          7.2%
Average Coupon                  6.1%          6.9%
Average Maturity           2.7 years     8.8 years
Average Quality               Agency           Aaa
Average Duration           2.0 years     4.9 years
Expense Ratio                0.29%**            --
Cash Investments                1.8%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           TREASURY/AGENCY


VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                             FEDERAL        INDEX*
----------------------------------------------------
R-Squared                       0.86          1.00
Beta                            0.50          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury                                     7.8%
Agency                                      92.2
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                 5.8%
1-3 Years                                   55.1
3-5 Years                                   33.3
Over 5 Years                                 5.8
----------------------------------------------------
Total                                      100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                 SHORT-TERM        LEHMAN
                                  CORPORATE        INDEX*
------------------------------------------------------------
Number of Issues                       343         5,974
Yield                                  7.5%          6.9%
Yield--Institutional Shares            7.6%          6.9%
Yield to Maturity                      7.8%          7.2%
Average Coupon                         6.9%          6.9%
Average Maturity                  2.5 years     8.8 years
Average Quality                          A1           Aaa
Average Duration                  2.1 years     4.9 years
Expense Ratio                       0.22%**            --
Expense Ratio--
    Institutional Shares            0.13%**            --
Cash Investments                       2.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE


VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                           CORPORATE        INDEX*
----------------------------------------------------
R-Squared                       0.85          1.00
Beta                            0.49          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury/Agency*                             1.8%
Aaa                                         19.5
Aa                                          16.4
A                                           33.8
Baa                                         27.6
Ba                                           0.0
B                                            0.0
Not Rated                                    0.9
----------------------------------------------------
Total                                      100.0%

*Includes government mortgage-backed bonds.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                20.1%
1-3 Years                                   45.5
3-5 Years                                   19.6
Over 5 Years                                14.8
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------
Asset-Backed                                18.6%
Commercial Mortgage-Backed                   0.0
Finance                                     32.9
Foreign                                     13.5
Government Mortgage-Backed                   0.2
Industrial                                  20.0
Treasury/Agency                              1.6
Utilities                                   12.8
Other                                        0.4
----------------------------------------------------
Total                                      100.0%

FUND PROFILE
INFLATION-PROTECTED SECURITIES FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                 INFLATION-PROTECTED        LEHMAN
                          SECURITIES        INDEX*
----------------------------------------------------
Number of Issues                   4         5,974
Yield                         3.7%**          6.9%
Yield to Maturity             3.9%**          7.2%
Average Coupon                3.9%**          6.9%
Average Maturity          13.4 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           9.5 years     4.9 years
Expense Ratio                 0.24%+            --
Cash Investments                2.3%            --

 *  Lehman Aggregate Bond Index.

** In real terms; not adjusted for projected inflation.

  + Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           TREASURY/AGENCY

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 0.0%
1-5 Years                                   18.4
5-10 Years                                  52.5
10-20 Years                                  0.0
20-30 Years                                 29.1
Over 30 Years                                0.0
--------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------
Treasury                                   100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
Number of Issues                  36         5,974
Yield                           6.3%          6.9%
Yield to Maturity               6.5%          7.2%
Average Coupon                  7.2%          6.9%
Average Maturity           7.6 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           5.3 years     4.9 years
Expense Ratio                0.30%**            --
Cash Investments                2.1%            --

 *Lehman Aggregate Bond Index.

**Annualized.


INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
R-Squared                       0.91          1.00
Beta                            1.37          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury                                    92.3%
Agency                                       7.7
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 0.7%
1-5 Years                                   14.7
5-10 Years                                  78.7
10-20 Years                                  5.9
20-30 Years                                  0.0
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------
Number of Issues                 194         5,974
Yield                           8.0%          6.9%
Yield to Maturity               8.0%          7.2%
Average Coupon                  7.3%          6.9%
Average Maturity           7.3 years     8.8 years
Average Quality                   A2           Aaa
Average Duration           5.3 years     4.9 years
Expense Ratio                0.21%**            --
Cash Investments                2.8%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE

VOLATILITY MEASURES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------
R-Squared                       0.92          1.00
Beta                            1.24          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury/Agency                              2.9%
Aaa                                          7.4
Aa                                          16.3
A                                           46.8
Baa                                         25.8
Ba                                           0.0
B                                            0.0
Not Rated                                    0.8
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 1.4%
1-5 Years                                   19.3
5-10 Years                                  75.2
10-20 Years                                  4.1
20-30 Years                                  0.0
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
---------------------------------------------------
Asset-Backed                                 4.7%
Commercial Mortgage-Backed                   0.0
Finance                                     29.2
Foreign                                     22.1
Government Mortgage-Backed                   0.0
Industrial                                  25.1
Treasury/Agency                              2.9
Utilities                                   16.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
GNMA FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                                            LEHMAN
                                GNMA        INDEX*
---------------------------------------------------
Number of Issues                  24         5,974
Yield                           6.8%          6.9%
Yield to Maturity               7.5%          7.2%
Average Coupon                  7.0%          6.9%
Average Maturity           8.3 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           4.5 years     4.9 years
Expense Ratio                0.25%**            --
Cash Investments                1.6%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                                            LEHMAN
                                GNMA        INDEX*
---------------------------------------------------
R-Squared                       0.78          1.00
Beta                            0.75          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
---------------------------------------------------
Under 6%                                     0.5%
6%-7%                                       34.7
7%-8%                                       51.1
8%-9%                                       12.1
9%-10%                                       1.6
10% and Over                                 0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
LONG-TERM TREASURY FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                           LONG-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
Number of Issues                  19         5,974
Yield                           6.1%          6.9%
Yield to Maturity               6.2%          7.2%
Average Coupon                  7.8%          6.9%
Average Maturity          18.3 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           9.6 years     4.9 years
Expense Ratio                0.32%**            --
Cash Investments                3.5%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         LONG
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                           LONG-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
R-Squared                       0.84          1.00
Beta                            2.00          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury                                    94.4%
Agency                                       5.6
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 1.2%
1-5 Years                                    0.0
5-10 Years                                  13.9
10-20 Years                                 39.2
20-30 Years                                 45.7
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
-----------------------------------------------------
                           LONG-TERM        LEHMAN
                           CORPORATE        INDEX*
-----------------------------------------------------
Number of Issues                 142         5,974
Yield                           7.4%          6.9%
Yield to Maturity               7.6%          7.2%
Average Coupon                  7.1%          6.9%
Average Maturity          19.1 years     8.8 years
Average Quality                  Aa3           Aaa
Average Duration           8.8 years     4.9 years
Expense Ratio                0.31%**            --
Cash Investments                2.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         LONG
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE


VOLATILITY MEASURES
-----------------------------------------------------
                           LONG-TERM        LEHMAN
                           CORPORATE        INDEX*
-----------------------------------------------------
R-Squared                       0.85          1.00
Beta                            1.70          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury/Agency*                            17.2%
Aaa                                          5.0
Aa                                          20.4
A                                           41.7
Baa                                         15.1
Ba                                           0.6
B                                            0.0
Not Rated                                    0.0
---------------------------------------------------
Total                                      100.0%

*Includes government mortgage-backed bonds.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 0.0%
1-5 Years                                    5.6
5-10 Years                                  17.6
10-20 Years                                 19.3
20-30 Years                                 55.5
Over 30 Years                                2.0
--------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                 0.0%
Commercial Mortgage-Backed                   0.0
Finance                                     23.0
Foreign                                      1.1
Government Mortgage-Backed                   9.7
Industrial                                  47.9
Treasury/Agency                              7.5
Utilities                                   10.8
--------------------------------------------------
Total                                      100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          HIGH-YIELD        LEHMAN
                           CORPORATE        INDEX*
----------------------------------------------------


Number of Issues                 219         5,974
Yield                           9.9%          6.9%
Yield to Maturity               9.9%          7.2%
Average Coupon                  8.8%          6.9%
Average Maturity           7.0 years     8.8 years
Average Quality                  Ba2           Aaa
Average Duration           4.6 years     4.9 years
Expense Ratio                0.26%**            --
Cash Investments                3.3%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           BELOW INVESTMENT-GRADE

VOLATILITY MEASURES
---------------------------------------------------------
                          HIGH-YIELD        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------------
R-Squared                       0.09          1.00
Beta                            0.48          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                              6.1%
Aaa                                          0.0
Aa                                           0.0
A                                            0.0
Baa                                         11.7
Ba                                          39.4
B                                           42.6
Caa                                          0.2
Not Rated                                    0.0
---------------------------------------------------------
Total                                      100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                 1.3%
1-5 Years                                   17.6
5-10 Years                                  77.5
10-20 Years                                  2.2
20-30 Years                                  1.4
Over 30 Years                                0.0
---------------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
---------------------------------------------------------
Asset-Backed                                 0.0%
Commercial Mortgage-Backed                   0.0
Finance                                      2.6
Foreign                                      0.0
Government Mortgage-Backed                   0.0
Industrial                                  82.9
Treasury/Agency                              6.1
Utilities                                    8.4
---------------------------------------------------------
Total                                      100.0%

FINANCIAL STATEMENTS
JULY 31, 2000 (UNAUDITED)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                         MATURITY            AMOUNT         VALUE*
GNMA FUND                                                           COUPON                   DATE             (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.4%)
-----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                                   5.50%    3/15/2013-2/15/2014 (1)        66,401         61,820
Government National Mortgage Assn.                                   6.00%   10/15/2023-4/15/2029 (1)     1,509,030      1,392,206
Government National Mortgage Assn.                                   6.50%    7/15/2008-3/15/2029 (1)     3,099,735      2,945,607
Government National Mortgage Assn.                                   7.00%   4/15/2007-12/15/2029 (1)     3,543,926      3,450,546
Government National Mortgage Assn.                                   7.25%   12/15/2026-2/15/2027 (1)         2,809          2,760
Government National Mortgage Assn.                                   7.50%   12/15/2001-7/15/2030 (1)     2,943,110      2,922,881
Government National Mortgage Assn.                                   7.75%              2/15/2027 (1)         6,666          6,666
Government National Mortgage Assn.                                   8.00%     5/15/2001-8/1/2030 (1)     1,276,101      1,290,491
Government National Mortgage Assn.                                   8.25%    8/15/2004-7/15/2008 (1)         2,627          2,668
Government National Mortgage Assn.                                   8.50%    1/20/2005-7/15/2030 (1)       214,231        220,181
Government National Mortgage Assn.                                   9.00%    9/15/2001-2/15/2023 (1)       127,326        132,279
Government National Mortgage Assn.                                   9.25%    5/15/2016-5/15/2018 (1)           913            953
Government National Mortgage Assn.                                   9.50%    3/15/2001-7/15/2022 (1)        60,801         63,424
Government National Mortgage Assn.                                  10.00%    7/20/2014-8/20/2018 (1)         1,202          1,263
Government National Mortgage Assn.                                  11.00%    7/15/2010-2/20/2016 (1)           367            402
Government National Mortgage Assn.                                  11.25%    7/15/2013-2/20/2016 (1)           330            359
Government National Mortgage Assn.                                  11.50%   1/15/2013-11/20/2015 (1)           432            477
Government National Mortgage Assn.                                  12.00%   10/15/2010-1/20/2016 (1)           676            753
Government National Mortgage Assn.                                  12.50%   12/20/2013-7/20/2015 (1)           439            494
Government National Mortgage Assn.                                  13.00%    1/15/2011-1/20/2015 (1)           355            404
Government National Mortgage Assn.                                  13.25%   8/15/2014-10/15/2014 (1)            96            111
Government National Mortgage Assn.                                  13.50%   5/15/2010-12/15/2014 (1)           109            127
Government National Mortgage Assn.                                  14.00%    6/15/2011-9/15/2012 (1)           107            122
Government National Mortgage Assn.                                  15.00%              5/15/2012 (1)            47             55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION OBLIGATIONS
  (COST $12,813,446)                                                                                                    12,497,049
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                         MATURITY            AMOUNT         VALUE*
                                                                    COUPON                   DATE             (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.1%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $401,958)                                                    6.59%               8/1/2000       $  401,958     $   401,958
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (COST $13,215,404)                                                                                                    12,899,007
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       103,399
Liabilities                                                                                                               (299,090)
                                                                                                                       ------------
                                                                                                                          (195,691)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,281,481,395 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                            $12,703,316
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $9.91
===================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AMOUNT        PER
                                                                                                                 (000)      SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $13,070,189     $10.20
 Undistributed Net Investment Income                                                                                --         --
 Accumulated Net Realized Losses                                                                               (50,476)      (.04)
 Unrealized Depreciation--Note H                                                                              (316,397)      (.25)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                $12,703,316    $  9.91
===================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------------
                                                             SHORT-TERM      SHORT-TERM      SHORT-TERM   INFLATION-PROTECTED
                                                               TREASURY         FEDERAL       CORPORATE            SECURITIES
                                                                   FUND            FUND            FUND                  FUND
                                                             ------------------------------------------           JUNE 5** TO
                                                                   SIX MONTHS ENDED JULY 31, 2000               JULY 31, 2000
                                                             ------------------------------------------------------------------
                                                                  (000)           (000)           (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                   $35,420         $46,035         $248,509                $142
    Security Lending                                               139             114              74                   --
                                                           --------------------------------------------------------------------
       Total Income                                             35,559          46,149         248,583                   142
                                                           --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                                71              89             436                    --
    The Vanguard Group--Note C
       Management and Administrative--
           Investor Shares                                       1,350           1,854           6,352                     7
       Management and Administrative--
           Institutional Shares*                                    --              --             204                    --
       Marketing and Distribution--
           Investor Shares                                          99             124             539                    --
       Marketing and Distribution--
           Institutional Shares*                                    --              --              41                    --
    Custodian Fees                                                   9              17              24                    --
    Auditing Fees                                                    3               4               5                    --
    Shareholders' Reports--Investor Shares                          29              38              86                    --
    Shareholders' Reports--Institutional Shares*                    --              --               1                    --
    Trustees' Fees and Expenses                                      1               1               5                    --
                                                           --------------------------------------------------------------------
       Total Expenses                                            1,562           2,127           7,693                     7
       Expenses Paid Indirectly--Note D                             --              --             (13)                   --
                                                           --------------------------------------------------------------------
       Net Expenses                                              1,562           2,127           7,680                     7
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           33,997          44,022         240,903                   135
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                  (5,115)         (6,194)        (33,759)                   --
    Futures Contracts                                             (108)         (1,730)         (4,541)                   --
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                               (5,223)         (7,924)        (38,300)                   --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)

    Investment Securities                                       14,660          16,736          52,910                   128
    Futures Contracts                                             (150)           (169)        (16,104)                   --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                              14,510          16,567          36,806                   128
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                  $43,284         $52,665        $239,409                  $263
===============================================================================================================================

  *Only the Short-Term Corporate Fund offers institutional shares.

 **Commencement of operations.

-------------------------------------------------------------------------------------------------------------------------------
                                                     INTERMEDIATE-     INTERMEDIATE-                       LONG-TERM
                                                     TERM TREASURY    TERM CORPORATE            GNMA        TREASURY
                                                              FUND              FUND            FUND            FUND
                                                  -----------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED JULY 31, 2000
                                                  -----------------------------------------------------------------------------
                                                            (000)              (000)           (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                              $53,330            $57,288         $444,884        $  37,217
                                                        -----------------------------------------------------------------------
    Security Lending                                          535                148              --              125
                                                        -----------------------------------------------------------------------
       Total Income                                        53,865             57,436         444,884           37,342
EXPENSES
    Investment Advisory Fees--Note B                          100                 92             708               71
    The Vanguard Group--Note C
       Management and Administrative--
           Investor Shares                                  2,094              1,361          12,897            1,603
       Management and Administrative--
           Institutional Shares*                               --                 --              --               --
       Marketing and Distribution--
           Investor Shares                                    144                115             959              106
       Marketing and Distribution--
           Institutional Shares*                               --                 --              --               --
    Custodian Fees                                              9                 12             763                8
    Auditing Fees                                               4                  3               7                3
    Shareholders' Reports--Investor Shares                     44                 20             227               36
    Shareholders' Reports--Institutional Shares*               --                 --              --               --
    Trustees' Fees and Expenses                                 1                  1               9                1
                                                        -----------------------------------------------------------------------
       Total Expenses                                       2,396              1,604          15,570            1,828
       Expenses Paid Indirectly--Note D                        --                 --            (162)              --
                                                        -----------------------------------------------------------------------
       Net Expenses                                         2,396              1,604          15,408            1,828
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      51,469             55,832         429,476           35,514
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                             (2,439)           (17,535)        (39,785)          (1,870)
    Futures Contracts                                         (37)                --              --              141
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                          (2,476)           (17,535)        (39,785)          (1,729)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                  44,020             24,248         289,837           67,907
    Futures Contracts                                         246                 --              --               38
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                         44,266             24,248         289,837           67,945
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             $93,259            $62,545        $679,528         $101,730
===============================================================================================================================

*Only the Short-Term Corporate Fund offers institutional shares.

------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM        HIGH-YIELD
                                                                              CORPORATE         CORPORATE
                                                                                   FUND              FUND
                                                                           ---------------------------------
                                                                            SIX MONTHS ENDED JULY 31, 2000
                                                                           ---------------------------------
                                                                                  (000)           (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                   $131,492        $248,429
    Security Lending                                                                 92             724
                                                                              ------------------------------
       Total Income                                                             131,584         249,153
                                                                              ------------------------------
EXPENSES
    Investment Advisory Fees--Note B                                                493             954
    The Vanguard Group--Note C
       Management and Administrative--Investor Shares                             4,737           5,676
       Management and Administrative--Institutional Shares*                          --              --
       Marketing and Distribution--Investor Shares                                  233             378
       Marketing and Distribution--Institutional Shares*                             --              --
    Custodian Fees                                                                   23              27
    Auditing Fees                                                                     4               5
    Shareholders' Reports--Investor Shares                                           76             105
    Shareholders' Reports--Institutional Shares*                                     --              --
    Trustees' Fees and Expenses                                                       3               4
                                                                              ------------------------------
       Total Expenses                                                             5,569           7,149
       Expenses Paid Indirectly--Note D                                              --             (12)
                                                                              ------------------------------
       Net Expenses                                                               5,569           7,137
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           126,015         242,016
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                   (9,451)        (65,049)
    Futures Contracts                                                                --              --
------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                (9,451)        (65,049)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                        34,069         (48,862)
    Futures Contracts                                                                --              --
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 34,069         (48,862)
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $150,633        $128,105
============================================================================================================

*Only the Short-Term Corporate Fund offers institutional shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gains may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.



------------------------------------------------------------------------------------------------------------
                                                      SHORT-TERM                      SHORT-TERM
                                                     TREASURY FUND                   FEDERAL FUND
                                        --------------------------------   ---------------------------------
                                             SIX MONTHS            YEAR     SIX MONTHS             YEAR
                                                  ENDED           ENDED           ENDED           ENDED
                                          JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                  (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                        33,997          64,457          44,022          90,099
    Realized Net Loss                            (5,223)        (13,242)         (7,924)        (11,043)
    Change in Unrealized Appreciation
      (Depreciation)                             14,510         (35,630)         16,567         (56,052)
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations             43,284          15,585          52,665          23,004

DISTRIBUTIONS
    Net Investment Income
       Investor Shares                          (33,997)        (64,457)        (44,022)        (90,099)
       Institutional Shares*                         --              --              --              --
    Realized Capital Gain
       Investor Shares                               --          (2,006)             --              --
       Institutional Shares*                         --              --              --              --
                                             ---------------------------------------------------------------
           Total Distributions                  (33,997)        (66,463)        (44,022)        (90,099)
                                             ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                      181,752         493,555         178,658         500,838
    Issued in Lieu of Cash Distributions         29,897          58,717          37,442          77,158
    Redeemed                                   (237,119)       (522,209)       (261,651)       (676,926)
                                             ---------------------------------------------------------------
       Net Increase (Decrease)--Investor
         Shares                                 (25,470)         30,063         (45,551)        (98,930)
                                             ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL
  SHARES(2)*
    Issued                                           --              --              --              --
    Issued in Lieu of Cash Distributions             --              --              --              --
    Redeemed                                         --              --              --              --
                                             ---------------------------------------------------------------
       Net Increase (Decrease)--Institutional
       Shares                                        --              --              --              --
------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   (16,183)        (20,815)        (36,908)       (166,025)
------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                       1,176,680       1,197,495       1,478,386       1,644,411
                                             ---------------------------------------------------------------
    End of Period                            $1,160,497      $1,176,680      $1,441,478      $1,478,386
============================================================================================================
(1) Shares Issued (Redeemed)
    Issued                                       18,202          48,673          18,105          49,885
    Issued in Lieu of Cash Distributions          2,994           5,805           3,793           7,709
    Redeemed                                    (23,768)        (51,627)        (26,513)        (67,718)
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Shares
        Outstanding                              (2,572)          2,851          (4,615)        (10,124)
============================================================================================================
(2) Shares Issued (Redeemed)
    Issued                                           --              --              --              --
    Issued in Lieu of Cash Distributions             --              --              --              --
    Redeemed                                         --              --              --              --
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Shares
        Outstanding                                  --              --              --              --
============================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.


                                                                 SHORT-TERM                      INFLATION-PROTECTED
                                                               CORPORATE FUND                      SECURITIES FUND
                                                        -------------------------------------    --------------------
                                                        SIX MONTHS ENDED           YEAR ENDED         JUNE 5** TO
                                                           JULY 31, 2000        JAN. 31, 2000       JULY 31, 2000
                                                                   (000)                (000)               (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                   $   240,903        $   408,690           $     135
    Realized Net Loss                                           (38,300)           (17,320)                 --
    Change in Unrealized Appreciation (Depreciation)             36,806           (204,552)                128
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                            239,409            186,818                 263
                                                        -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                         (226,579)          (380,725)                 --
       Institutional Shares*                                    (14,324)           (27,965)                 --
    Realized Capital Gain
       Investor Shares                                               --                 --                  --
       Institutional Shares*                                         --                 --                  --
                                                        -------------------------------------------------------------
           Total Distributions                                 (240,903)          (408,690)                 --
                                                        -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                      946,940          3,115,955              46,083
    Issued in Lieu of Cash Distributions                        196,206            327,828                  --
    Redeemed                                                   (928,935)        (2,035,862)               (509)
                                                        -------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                 214,211          1,407,921              45,574
                                                        -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                       35,843            154,440                  --
    Issued in Lieu of Cash Distributions                         13,536             24,323                  --
    Redeemed                                                    (77,336)          (149,708)                 --
                                                        -------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares            (27,957)            29,055                  --
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                   184,760          1,215,104              45,837
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       7,165,026          5,949,922                  --
                                                        -------------------------------------------------------------
    End of Period                                            $7,349,786         $7,165,026             $45,837
=====================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                       90,488            292,972               4,582
    Issued in Lieu of Cash Distributions                         18,765             30,867                  --
    Redeemed                                                    (88,766)          (191,362)                (51)
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Shares Outstanding             20,487            132,477               4,531
=====================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                        3,419             14,448                  --
    Issued in Lieu of Cash Distributions                          1,294              2,290                  --
    Redeemed                                                     (7,387)           (14,133)                 --
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Shares Outstanding             (2,674)             2,605                  --
=====================================================================================================================


 * Only the Short-Term Corporate Fund offers institutional shares.

** Commencement of operations.



                                                                 INTERMEDIATE-TERM               INTERMEDIATE-TERM
                                                                   TREASURY FUND                   CORPORATE FUND
                                                           --------------------------      -----------------------------
                                                           SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                ENDED           ENDED           ENDED           ENDED
                                                        JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $      51,469   $     106,734   $      55,832   $      90,558
    Realized Net Loss                                          (2,476)        (40,368)        (17,535)        (23,536)
    Change in Unrealized Appreciation (Depreciation)           44,266        (150,680)         24,248        (102,228)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                           93,259         (84,314)         62,545         (35,206)
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                        (51,469)       (106,734)        (55,832)        (90,558)
       Institutional Shares*                                       --              --              --              --
    Realized Capital Gain
       Investor Shares                                             --              --              --          (6,097)
       Institutional Shares*                                       --              --              --              --
                                                        ----------------------------------------------------------------
           Total Distributions                                (51,469)       (106,734)        (55,832)        (96,655)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                    188,866         589,034         310,133         686,374
    Issued in Lieu of Cash Distributions                       39,691          83,033          43,892          77,875
    Redeemed                                                 (296,103)       (704,496)       (186,065)       (391,479)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares               (67,546)        (32,429)        167,960         372,770
                                                        ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*

    Issued                                                         --              --              --              --
    Issued in Lieu of Cash Distributions                           --              --              --              --
    Redeemed                                                       --              --              --              --
------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares               --              --              --              --
------------------------------------------------------------------------------------------------------------------------

    Total Increase (Decrease)                                 (25,756)       (223,477)        174,673         240,909
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                     1,652,427       1,875,904       1,475,001       1,234,092
                                                        ----------------------------------------------------------------
    End of Period                                          $1,626,671      $1,652,427      $1,649,674      $1,475,001
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                     18,596          55,941          34,061          72,380
    Issued in Lieu of Cash Distributions                        3,895           7,963           4,820           8,252
    Redeemed                                                  (29,157)        (67,380)        (20,402)        (41,610)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                  (6,666)         (3,476)         18,479          39,022
========================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                         --              --              --              --
    Issued in Lieu of Cash Distributions                           --              --              --              --
    Redeemed                                                       --              --              --              --
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                      --              --              --              --
========================================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.



                                                                                                          LONG-TERM
                                                                           GNMA FUND                    TREASURY FUND
                                                                ----------------------------    -----------------------------
                                                                SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                             JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                     (000)           (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                     $    429,476    $    815,386    $     35,514    $     79,156
    Realized Net Loss                                              (39,785)        (10,888)         (1,729)        (14,911)
    Change in Unrealized Appreciation (Depreciation)               289,837        (903,452)         67,945        (186,917)
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               679,528         (98,954)        101,730        (122,672)
                                                                -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                            (429,476)       (815,386)        (35,514)        (79,156)
       Institutional Shares*                                            --              --              --              --
    Realized Capital Gain
       Investor Shares                                                  --              --              --         (15,831)
       Institutional Shares*                                            --              --              --              --
                                                                -------------------------------------------------------------
           Total Distributions                                    (429,476)       (815,386)        (35,514)        (94,987)
                                                                -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                       1,248,077       4,252,898         127,576         481,535
    Issued in Lieu of Cash Distributions                           323,973         618,474          28,655          78,170
    Redeemed                                                    (1,346,345)     (3,083,447)       (218,531)       (614,225)
                                                                -------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                    225,705       1,787,925         (62,300)        (54,520)
                                                                -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
       Net Increase (Decrease)--Institutional Shares                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease)                                   475,757         873,585           3,916        (272,179)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                         12,227,559      11,353,974       1,178,080       1,450,259
                                                                -------------------------------------------------------------
    End of Period                                              $12,703,316     $12,227,559      $1,181,996      $1,178,080
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                         126,823         419,825          12,638          46,580
    Issued in Lieu of Cash Distributions                            32,858          61,578           2,825           7,639
    Redeemed                                                      (136,983)       (307,505)        (21,698)        (60,257)
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                       22,698         173,898          (6,235)         (6,038)
=============================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                           --              --              --              --
=============================================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.


                                                                             LONG-TERM                    HIGH-YIELD
                                                                          CORPORATE FUND                CORPORATE FUND
                                                                ---------------------------     -------------------------------
                                                                SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                             JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                     (000)           (000)           (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                          126,015         259,173         242,016         477,653
    Realized Net Loss                                               (9,451)         (5,745)        (65,049)       (129,511)
    Change in Unrealized Appreciation (Depreciation)                34,069        (564,573)        (48,862)       (338,694)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               150,633        (311,145)        128,105           9,448
                                                                ---------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                            (126,015)       (259,173)       (242,016)       (477,653)
       Institutional Shares*                                            --              --              --              --
    Realized Capital Gain
       Investor Shares                                                  --         (25,075)             --              --
       Institutional Shares*                                            --                              --
                                                                ---------------------------------------------------------------
           Total Distributions                                    (126,015)       (284,248)       (242,016)       (477,653)
                                                                ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                         243,381         670,244         571,367       1,473,307
    Issued in Lieu of Cash Distributions                           104,208         237,321         159,440         325,084
    Redeemed**                                                    (457,944)       (862,409)       (658,370)     (1,308,221)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                   (110,355)         45,156          72,437         490,170
                                                                ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                ---------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares                    --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      (85,737)       (550,237)        (41,474)         21,965
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                          3,681,465       4,231,702       5,570,808       5,548,843
                                                                ---------------------------------------------------------------
    End of Period                                               $3,595,728      $3,681,465      $5,529,334      $5,570,808
===============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          30,144          78,102          79,893         193,710
    Issued in Lieu of Cash Distributions                            12,927          27,955          22,415          43,198
    Redeemed                                                       (56,679)       (101,837)        (92,125)       (174,292)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                      (13,608)          4,220          10,183          62,616
===============================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                           --              --              --              --
===============================================================================================================================


 *Only the Short-Term Corporate Fund offers institutional shares.

**The High-Yield Corporate Fund redemptions are net of redemption fees of $601,000 and $1,651,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHORT-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                                SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                             ---------------------------------------------------
THROUGHOUT EACH PERIOD                                   JULY 31, 2000        2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.94    $  10.37   $  10.27   $  10.16    $ 10.36    $  9.89
================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                         .295        .534       .545       .590       .586       .625
    Net Realized and Unrealized Gain (Loss)
       on Investments                                             .090       (.413)      .122       .110      (.200)      .470
                                                       -------------------------------------------------------------------------
       Total from Investment Operations                           .385        .121       .667       .700       .386      1.095
                                                       -------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.295)      (.534)     (.545)     (.590)     (.586)     (.625)
    Distributions from Realized Capital Gains                       --       (.017)     (.022)       --         --         --
                                                       -------------------------------------------------------------------------
       Total Distributions                                       (.295)      (.551)     (.567)     (.590)     (.586)     (.625)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.03    $   9.94   $  10.37   $  10.27    $ 10.16    $ 10.36
================================================================================================================================

TOTAL RETURN                                                     3.93%       1.20%      6.66%      7.11%      3.89%     11.37%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $ 1,160     $ 1,177    $ 1,197    $ 1,009     $  970     $  919
    Ratio of Total Expenses to
       Average Net Assets                                       0.27%*       0.27%      0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                       5.90%*       5.27%      5.27%      5.80%      5.77%      6.14%
    Portfolio Turnover Rate                                      214%*        124%       132%        83%        86%        93%
================================================================================================================================


*Annualized.


                                                                                   SHORT-TERM FEDERAL FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                         --------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.85    $  10.26     $10.19     $10.11     $10.28    $  9.79
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .298        .567       .581       .611       .615       .601
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .060       (.410)      .070       .080      (.170)      .490
                                                        -------------------------------------------------------------------
       Total from Investment Operations                     .358        .157       .651       .691       .445      1.091
                                                        -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.298)      (.567)     (.581)     (.611)     (.615)     (.601)
    Distributions from Realized Capital Gains                --          --         --          --        --         --
                                                        -------------------------------------------------------------------
       Total Distributions                                 (.298)      (.567)      (.581)     (.611)     (.615)     (.601)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 9.91    $   9.85      $10.26     $10.19     $10.11     $10.28
===========================================================================================================================



TOTAL RETURN                                               3.68%       1.59%       6.57%      7.06%      4.51%     11.43%
===========================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,441    $  1,478      $1,644     $1,460     $1,348     $1,402
    Ratio of Total Expenses to
       Average Net Assets                                 0.29%*       0.27%       0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.05%*       5.64%       5.68%      6.04%      6.09%      5.93%
    Portfolio Turnover Rate                                171%*         93%        107%        94%        57%        74%
---------------------------------------------------------------------------------------------------------------------------


*Annualized.


                                                                            SHORT-TERM CORPORATE FUND INVESTOR SHARES
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                   YEAR ENDED JANUARY 31,
                                                                     --------------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.49      $10.86     $10.87     $10.75    $10.94      $10.40
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                  .350        .660       .660       .664      .663        .671
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       --        (.370)     (.010)      .120     (.190)       .540
                                                  ---------------------------------------------------------------------------------
       Total from Investment Operations                    .350        .290       .650       .784       .473      1.211
                                                  ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                  (.350)      (.660)     (.660)     (.664)     (.663)     (.671)
    Distributions from Realized Capital Gains               --          --         --         --         --         --
                                                  ---------------------------------------------------------------------------------
       Total Distributions                                (.350)      (.660)     (.660)     (.664)     (.663)     (.671)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.49      $10.49     $10.86     $10.87     $10.75     $10.94
===================================================================================================================================

TOTAL RETURN                                              3.40%       2.77%      6.16%      7.53%      4.52%     11.95%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $6,944      $6,731     $5,529     $4,709     $4,531     $3,873
    Ratio of Total Expenses to
       Average Net Assets                                0.22%*       0.25%      0.27%      0.28%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                6.72%*       6.21%      6.08%      6.17%      6.18%      6.23%
    Portfolio Turnover Rate                                53%*         52%        46%        45%        45%        62%
==================================================================================================================================


*Annualized.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
FOR A SHARE OUTSTANDING                                         SIX MONTHS ENDED        YEAR ENDED JANUARY 31,     SEP. 30, 1997* TO
                                                                                        ---------------------
THROUGHOUT EACH PERIOD                                            JULY 31, 2000           2000          1999           JAN. 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.49         $10.86        $10.87           $10.80
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                  .355           .673          .673             .229
    Net Realized and Unrealized Gain (Loss)
    on Investments                                                          --           (.370)        (.010)            .070
                                                                        ------------------------------------------------------------
       Total from Investment Operations                                    .355           .303          .663             .299
                                                                        ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                  (.355)         (.673)        (.673)           (.229
    Distributions from Realized Capital Gains                               --             --            --                --
                                                                        ------------------------------------------------------------
       Total Distributions                                                (.355)         (.673)        (.673)           (.229
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.49         $10.49        $10.86           $10.87
====================================================================================================================================


TOTAL RETURN                                                              3.44%          2.89%         6.28%            2.79%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $406           $434          $421            $263
    Ratio of Total Expenses to Average Net Assets                       0.13%**          0.13%         0.15%         0.15%**
    Ratio of Net Investment Income to Average Net Assets                6.81%**          6.31%         6.19%         6.28%**
    Portfolio Turnover Rate                                               53%**            52%           46%             45%
====================================================================================================================================


  *Inception.

**Annualized.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               INFLATION-PROTECTED SECURITIES FUND
                                                                                                                  JUN. 5, 2000* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                        JUL. 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                        $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                                      .06
    Net Realized and Unrealized Gain (Loss) on Investments                                                                     .06
                                                                                                                            --------
       Total from Investment Operations                                                                                        .12
                                                                                                                            --------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                                        --
    Distributions from Realized Capital Gains                                                                                   --
                                                                                                                            --------
       Total Distributions                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                              $10.12
====================================================================================================================================


TOTAL RETURN                                                                                                                 0.90%
====================================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                                       $46
    Ratio of Total Expenses to Average Net Assets                                                                          0.24%**
    Ratio of Net Investment Income to Average Net Assets                                                                   4.49%**
    Portfolio Turnover Rate                                                                                                     0%
====================================================================================================================================


 *Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.

**Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            INTERMEDIATE-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                 YEAR ENDED JANUARY 31,
                                                                       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.03      $11.16     $10.80     $10.37     $10.90    $  9.76
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                   .322        .625       .630       .647       .649       .662
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .260      (1.130)      .360       .430      (.530)     1.140
                                                         --------------------------------------------------------------------------
       Total from Investment Operations                     .582      (.505)       .990      1.077       .119      1.802
                                                         --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.322)      (.625)     (.630)     (.647)     (.649)     (.662)
    Distributions from Realized Capital Gains                 --          --         --         --         --         --
                                                         --------------------------------------------------------------------------
       Total Distributions                                 (.322)      (.625)     (.630)     (.647)     (.649)     (.662)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.29      $10.03     $11.16     $10.80     $10.37     $10.90
===================================================================================================================================

TOTAL RETURN                                               5.88%      -4.59%      9.44%     10.78%      1.28%     18.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,627      $1,652     $1,876     $1,595     $1,279     $1,226
    Ratio of Total Expenses to
       Average Net Assets                                 0.30%*       0.27%      0.27%      0.27%      0.25%      0.28%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.36%*       5.96%      5.76%      6.19%      6.26%      6.34%
    Portfolio Turnover Rate                                 62%*         66%        63%        30%        42%        56%
===================================================================================================================================


*Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    INTERMEDIATE-TERM CORPORATE FUND
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                  YEAR ENDED JANUARY 31,
                                                                             ------------------------------------------------------
THROUGHOUT EACH PERIOD                                    JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.13      $10.07     $10.03    $  9.72     $10.17    $  9.07
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .329        .623       .627       .638       .639       .658
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              .030       (.894)      .122       .321      (.430)     1.100
                                                                -------------------------------------------------------------------
       Total from Investment Operations                            .359       (.271)      .749       .959       .209      1.758
                                                                -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.329)      (.623)     (.627)     (.638)     (.639)     (.658)
    Distributions from Realized Capital Gains                       --        (.046)     (.082)     (.011)     (.020)       --
                                                                -------------------------------------------------------------------
       Total Distributions                                        (.329)      (.669)     (.709)     (.649)     (.659)     (.658)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $9.16     $  9.13     $10.07     $10.03    $  9.72     $10.17
===================================================================================================================================


TOTAL RETURN                                                      4.00%      -2.70%      7.73%     10.24%      2.29%     19.94%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                         $1,650      $1,475     $1,234       $899       $592       $424
    Ratio of Total Expenses to
       Average Net Assets                                        0.21%*       0.25%      0.27%      0.26%      0.25%      0.28%
    Ratio of Net Investment Income to
       Average Net Assets                                        7.24%*       6.60%      6.25%      6.51%      6.61%      6.70%
    Portfolio Turnover Rate                                        76%*         67%        71%        69%        85%        78%
===================================================================================================================================


*Annualized.


                                                                                          GNMA FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                     YEAR ENDED JANUARY 31,
                                                                  -------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.71     $10.47     $10.48     $10.23     $10.45    $  9.71
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .341       .669       .687       .718       .727       .734
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .200      (.760)      .002       .253      (.220)      .740
                                                          ---------------------------------------------------------------
       Total from Investment Operations                     .541      (.091)      .689       .971       .507      1.474
                                                          ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.341)     (.669)     (.687)     (.718)     (.727)     (.734)
    Distributions from Realized Capital Gains                --          --      (.012)     (.003)       --         --
                                                          ---------------------------------------------------------------
       Total Distributions                                 (.341)     (.669)     (.699)     (.721)     (.727)     (.734)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.91    $  9.71     $10.47     $10.48     $10.23     $10.45
=========================================================================================================================


TOTAL RETURN                                               5.65%     -0.89%      6.79%      9.86%      5.15%     15.64%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $12,703    $12,228    $11,354     $8,894     $7,400     $6,998
    Ratio of Total Expenses to
       Average Net Assets                                 0.25%*      0.27%      0.30%      0.31%      0.27%      0.29%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.95%*      6.63%      6.56%      6.97%      7.16%      7.22%
    Portfolio Turnover Rate                                 15%*         5%         7%         3%        12%         7%
=========================================================================================================================


*Annualized.




--------------------------------------------------------------------------------------------------------------------------
                                                                                     LONG-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                      ----------------------------------------------------
THROUGHOUT EACH PERIOD                               JULY 31, 2000       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.74     $11.42     $10.79    $  9.84     $10.73    $  9.23
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .309       .611       .629       .643       .655       .669
    Net Realized and Unrealized Gain (Loss)
       on Investments                                         .560     (1.560)      .630       .950      (.877)     1.725
                                                          ----------------------------------------------------------------
       Total from Investment Operations                       .869      (.949)     1.259      1.593      (.222)     2.394
                                                          ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (.309)     (.611)     (.629)     (.643)     (.655)     (.669)
    Distributions from Realized Capital Gains                  --       (.120)       --         --       (.013)     (.225)
                                                          ----------------------------------------------------------------
       Total Distributions                                   (.309)     (.731)     (.629)     (.643)     (.668)     (.894)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.30    $  9.74     $11.42     $10.79    $  9.84     $10.73
==========================================================================================================================


TOTAL RETURN                                                 9.01%     -8.41%     12.02%     16.85%     -1.85%     26.72%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $1,182     $1,178     $1,450     $1,061       $898       $916
    Ratio of Total Expenses to
       Average Net Assets                                   0.32%*      0.28%      0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                   6.14%*      5.98%      5.69%      6.38%      6.66%      6.57%
    Portfolio Turnover Rate                                   72%*        43%        22%        18%        31%       105%
==========================================================================================================================


*Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM CORPORATE FUND
FOR A SHARE OUTSTANDING                               SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                           --------------------------------------------------------
THROUGHOUT EACH PERIOD                                   JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $8.08       $9.38      $9.32      $8.71      $9.43      $8.18
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .285        .561       .582       .613       .619       .627
    Net Realized and Unrealized Gain (Loss)
       on Investments                                             .060      (1.245)      .266       .685      (.566)     1.250
                                                             ----------------------------------------------------------------------
       Total from Investment Operations                           .345       (.684)      .848      1.298       .053      1.877
                                                             ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.285)      (.561)     (.582)     (.613)     (.619)     (.627)
    Distributions from Realized Capital Gains                       --       (.055)     (.206)     (.075)     (.154)        --
                                                             ----------------------------------------------------------------------
       Total Distributions                                       (.285)      (.616)     (.788)     (.688)     (.773)     (.627)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $8.14       $8.08      $9.38      $9.32      $8.71      $9.43
===================================================================================================================================


  TOTAL RETURN                                                   4.36%      -7.40%      9.52%     15.52%      0.86%     23.64%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $3,596      $3,681     $4,232     $3,720     $3,324     $3,376
    Ratio of Total Expenses to
       Average Net Assets                                       0.31%*       0.30%      0.30%      0.32%      0.28%      0.31%
    Ratio of Net Investment Income to
       Average Net Assets                                       7.10%*       6.59%      6.26%      6.87%      7.06%      7.03%
    Portfolio Turnover Rate                                        3%*          7%        43%        33%        30%        49%
===================================================================================================================================


*Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HIGH-YIELD CORPORATE FUND
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                             ------------------------------------------------------
THROUGHOUT EACH PERIOD                                     JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $7.28       $7.90      $8.17      $7.87      $7.89      $7.24
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                           .317        .631       .659       .688       .688       .678
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              (.150)      (.620)     (.245)      .300      (.020)      .650
                                                  ---------------------------------------------------------------------------------
       Total from Investment Operations                             .167        .011       .414       .988       .668      1.328
                                                  ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.317)      (.631)     (.659)     (.688)     (.688)     (.678)
    Distributions from Realized Capital Gains                        --           --      (.025)        --         --         --
                                                  ---------------------------------------------------------------------------------
       Total Distributions                                         (.317)      (.631)     (.684)     (.688)     (.688)     (.678)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $7.13       $7.28      $7.90      $8.17      $7.87      $7.89
===================================================================================================================================

TOTAL RETURN*                                                      2.39%       0.17%      5.34%     13.14%      9.01%     19.01%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                          $5,529      $5,571     $5,549     $4,747     $3,674     $3,007
    Ratio of Total Expenses to
       Average Net Assets                                        0.26%**       0.28%      0.29%      0.28%      0.29%      0.34%
    Ratio of Net Investment Income to
       Average Net Assets                                        8.92%**       8.34%      8.26%      8.63%      8.92%      8.85%
    Portfolio Turnover Rate                                        18%**         20%        31%        45%        23%        38%
===================================================================================================================================


*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except Vanguard Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from Vanguard Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate,
Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

    Wellington Management Company, LLP, provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2000, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------------------------
                                            CAPITAL
                                          CONTRIBUTION        PERCENTAGE OF      PERCENTAGE OF
                                           TO VANGUARD          FUND NET          VANGUARD'S
           BOND FUND                          (000)              ASSETS         CAPITALIZATION
-------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury              $   220              0.02%               0.2%
           Short-Term Federal                   276              0.02                0.3
           Short-Term Corporate               1,308              0.02                1.3
           Inflation-Protected Securities         4              0.02                --
           Intermediate-Term Treasury           310              0.02                0.3
           Intermediate-Term Corporate          308              0.02                0.3
           GNMA                               2,399              0.02                2.4
           Long-Term Treasury                   221              0.02                0.2
           Long-Term Corporate                  683              0.02                0.7
           High-Yield Corporate               1,039              0.02                1.0
-------------------------------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2000, custodian fee offset arrangements reduced expenses by:

----------------------------------------------------------------------------------------------------------------------
                                                                              EXPENSE REDUCTION
                                                                                    (000)
                                                                              ----------------------------------------
                                                                                  CUSTODIAN
           BOND FUND                                                                FEES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Corporate                                                    $  13
           GNMA                                                                      162
           High-Yield Corporate                                                       12
----------------------------------------------------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the six months ended July 31, 2000, class-specific expenses represented an annual rate of 0.16% and 0.07% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the six months ended July 31, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

----------------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                                             ---------------------------------------------------------
           BOND FUND                                           PURCHASES              SALES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Corporate                              $1,747,241           $1,703,354
           Intermediate-Term Corporate                          577,599              416,278
           Long-Term Corporate                                   49,938              111,413
           High-Yield Corporate                                 495,880              421,599
----------------------------------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

----------------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                                            ----------------------------------------------------------
           BOND FUND                                           PURCHASES              SALES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury                               $1,216,537           $1,230,091
           Short-Term Federal                                 1,240,187            1,210,699
           Short-Term Corporate                                 213,983              134,203
           Inflation-Protected Securities                        44,615                   --
           Intermediate-Term Treasury                           487,899              534,194
           Intermediate-Term Corporate                          147,524              161,417
           GNMA                                               1,724,848              926,840
           Long-Term Treasury                                   404,433              460,407
           Long-Term Corporate                                       --                   --
           High-Yield Corporate                                      --               49,313
--------------------------------------------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following fund had realized losses through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H).

--------------------------------------------------------------------------------------------------------------------------
                                                                                DEFERRED LOSSES
           BOND FUND                                                                 (000)
--------------------------------------------------------------------------------------------------------------------------
           Long-Term Treasury                                                       $2,904
--------------------------------------------------------------------------------------------------------------------------

      At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

----------------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL LOSS
                                                                -----------------------------------
                                                                                 EXPIRATION
                                                                     AMOUNT    FISCAL YEAR(s)
           BOND FUND                                                  (000)  ENDING JANUARY 31,
----------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury                                     $  11,131      2008-2009
           Short-Term Federal                                         30,537      2003-2009
           Short-Term Corporate                                       25,699      2003-2009
           Intermediate-Term Treasury                                 48,269      2003-2009
           Intermediate-Term Corporate                                24,529      2008-2009
           GNMA                                                       10,888      2008-2009
           Long-Term Treasury                                         15,516      2008-2009
           Long-Term Corporate                                         5,745      2008-2009
           High-Yield Corporate                                      175,011      2008-2009
----------------------------------------------------------------------------------------------------------------------------

H. At July 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------------------------------------
                                                                        (000)
                                       ------------------------------------------------------------
                                                                              NET UNREALIZED
                                           APPRECIATED        DEPRECIATED      APPRECIATION
           BOND FUND                       SECURITIES         SECURITIES      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury             $  1,916          $  (10,592)      $    (8,676)
           Short-Term Federal                 1,341             (22,250)          (20,909)
           Short-Term Corporate              18,382            (127,841)         (109,459)
           Inflation-Protected Securities       128                   --               128
           Intermediate-Term Treasury        15,008             (21,758)           (6,750)
           Intermediate-Term Corporate        7,109             (58,807)          (51,698)
           GNMA                              60,219            (376,616)         (316,397)
           Long-Term Treasury*               63,556             (14,568)            48,988
           Long-Term Corporate               37,338            (262,353)         (225,015)
           High-Yield Corporate              27,651            (375,155)         (347,504)
----------------------------------------------------------------------------------------------------------------------------

           *See Note G.

      At July 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:


--------------------------------------------------------------------------------------------------
                                                                         (000)
                                                            --------------------------------------
                                           NUMBER OF          AGGREGATE        UNREALIZED
                                          LONG (SHORT)        SETTLEMENT       APPRECIATION
           BOND FUND/FUTURES CONTRACTS      CONTRACTS            VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------
           Short-Term Treasury/
             5-Year Treasury Note             (80)           $    7,936             (150)
           Short-Term Federal/
             5-Year Treasury Note             (702)              69,641             (169)
           Short-Term Corporate/
             2-Year Treasury Note             (723)             143,662             (799)
             5-Year Treasury Note            (1,472)            146,027           (1,553)
             U.S. Treasury Note              (1,830)            180,970           (2,189)
--------------------------------------------------------------------------------------------------

I. The market values of securities on loan to broker/dealers at July 31, 2000, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------------------------
                                                                 (000)
                                          ---------------------------------------------------------
                                                                    COLLATERAL RECEIVED
                                                               ------------------------------------
                                          MARKET VALUE                             U.S.
                                            OF LOANED                            TREASURY
           BOND FUND                       SECURITIES            CASH           SECURITIES
----------------------------------------------------------------------------------------------------
           Short-Term Treasury             $128,230           $  79,663          $50,897
           Short-Term Federal               106,350              72,756           35,963
           Short-Term Corporate              53,761              39,173           15,671
           Intermediate-Term Treasury       446,815             402,340           53,603
           Intermediate-Term Corporate       48,952              33,094           16,908
           Long-Term Treasury                39,063              39,814               --
           Long-Term Corporate              240,327             183,848           61,600
           High-Yield Corporate             252,130             234,196           26,544
----------------------------------------------------------------------------------------------------


Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                            Strategic Equity Fund
Calvert Social Index(TM) Fund*          Health Care Fund                              Tax-Managed Capital
Capital Opportunity Fund                Institutional Developed Markets                 Appreciation Fund*
Convertible Securities Fund             Index Fund                                    Tax-Managed Growth and
Developed Markets Index Fund            Institutional Index Fund*                       Income Fund*
Emerging Markets Stock                  International Growth Fund                     Tax-Managed International Fund*
  Index Fund*                           International Value Fund                      Tax-Managed Small-Cap Fund*
Energy Fund                             Mid-Cap Index Fund*                           Total International Stock
Equity Income Fund                      Morgan(TM) Growth Fund                          Index Fund
European Stock Index Fund*              Pacific Stock Index Fund*                     Total Stock Market Index Fund*
Explorer(TM) Fund                       PRIMECAP Fund                                 U.S. Growth Fund
Extended Market Index Fund*             REIT Index Fund                               U.S. Value Fund
Global Equity Fund                      Selected Value Fund                           Utilities Income Fund
Gold and Precious Metals Fund           Small-Cap Growth Index Fund*                  Value Index Fund*
Growth and Income Fund                  Small-Cap Index Fund*                         Windsor(TM) Fund
Growth Equity Fund                      Small-Cap Value Index Fund*                   Windsor(TM) II Fund


BALANCED FUNDS
----------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy(R) Growth Fund                   STAR(TM) Fund
Balanced Index Fund                     LifeStrategy(R) Income Fund                   Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy(R) Moderate                      Wellesley(R) Income Fund
LifeStrategy(R) Conservative              Growth Fund                                 Wellington(TM) Fund
  Growth Fund



BOND FUNDS
----------------------------------------------------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term           Intermediate-Term Bond                        Preferred Stock Fund
  Treasury Fund                           Index Fund                                  Short-Term Bond Index Fund
Admiral(TM) Long-Term Treasury          Intermediate-Term Corporate Fund              Short-Term Corporate Fund*
  Fund                                  Intermediate-Term Tax-Exempt Fund             Short-Term Federal Fund
Admiral(TM) Short-Term Treasury Fund    Intermediate-Term Treasury Fund               Short-Term Tax-Exempt Fund
GNMA Fund                               Limited-Term Tax-Exempt Fund                  Short-Term Treasury Fund
High-Yield Corporate Fund               Long-Term Bond Index Fund                     State Tax-Exempt Bond Funds
High-Yield Tax-Exempt Fund              Long-Term Corporate Fund                        (California, Florida,
Inflation-Protected Securities Fund     Long-Term Tax-Exempt Fund                       Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund       Long-Term Treasury Fund                         New York, Ohio, Pennsylvania)
                                                                                      Total Bond Market Index Fund*


MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money              State Tax-Exempt Money Market                 Tax-Exempt Money Market Fund
  Market Fund                           Funds (California, New Jersey,                Treasury Money Market Fund
Federal Money Market Fund               New York, Ohio, Pennsylvania)
Prime Money Market Fund*



VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      High-Grade Bond Portfolio                     Money Market Portfolio
Diversified Value Portfolio             High Yield Bond Portfolio                     REIT Index Portfolio
Equity Income Portfolio                 International Portfolio                       Short-Term Corporate Portfolio
Equity Index Portfolio                  Mid-Cap Index Portfolio                       Small Company Growth Portfolio
Growth Portfolio



*Offers Institutional Shares.

  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

       The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.


ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.


JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS


R. GREGORY BARTON * Legal Department.

ROBERT A. DISTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MACKINNON * Fixed Income Group.

F. WILLIAM MCNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Quantitative Equity Group.

[VANGUARD LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.
WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q282 092000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD BOND FUNDS
STATEMENT OF NET ASSETS - JULY 31, 2000 (UNAUDITED)


The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 30 of that report.

       This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS
Short-Term Treasury Fund....................................    1
Short-Term Federal Fund.....................................    4
Short-Term Corporate Fund...................................    6
Inflation-Protected Securities Fund.........................   14
Intermediate-Term Treasury Fund.............................   15
Intermediate-Term Corporate Fund............................   17
Long-Term Treasury Fund.....................................   22
Long-Term Corporate Fund....................................   24
High-Yield Corporate Fund...................................   28

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (87.5%)
U.S. Treasury Inflation-Indexed Bond                                  4.25%    1/15/2010           $ 22,400    $   22,807
U.S. Treasury Note                                                    5.50%    2/28/2003             45,000        44,115
U.S. Treasury Note                                                    5.50%    3/31/2003             59,000        57,815
U.S. Treasury Note                                                    5.50%    5/31/2003             15,000        14,683
U.S. Treasury Note                                                   5.625%    9/30/2001            101,000       100,067
U.S. Treasury Note                                                    5.75%   11/30/2002             94,500        93,288
U.S. Treasury Note                                                    5.75%    4/30/2003            102,500       101,029
U.S. Treasury Note                                                    5.75%    8/15/2003              5,000         4,922
U.S. Treasury Note                                                   5.875%   10/31/2001             74,000        73,500
U.S. Treasury Note                                                   5.875%   11/30/2001             10,000         9,930
U.S. Treasury Note                                                   6.125%   12/31/2001             37,700        37,550
U.S. Treasury Note                                                    6.25%    1/31/2002             83,000        82,810
U.S. Treasury Note                                                    6.25%    2/15/2003              8,000         7,982
U.S. Treasury Note                                                   6.375%    1/31/2002             18,000        17,989
U.S. Treasury Note                                                   6.625%    3/31/2002             38,000        38,128
U.S. Treasury Note                                                   6.625%    4/30/2002 (4)         31,500        31,618
U.S. Treasury Note                                                    7.50%   11/15/2001             38,700        39,193

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2001 (1)(3)    $  3,400    $    3,393
EximBank Guaranteed Export (U.S. Government Guaranteed)               5.73%    1/15/2003 (1)(2)      27,001        26,745
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)          5,739         5,793
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003 (1)         16,750        16,485
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    6/30/2007 (1)         16,799        15,650
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)          6,666         6,495
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2002 (1)          3,950         3,941
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    6/15/2005 (1)         11,627        11,282
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.45%   12/15/2010 (1)         14,318        14,250
Private Export Funding Corp. (U.S. Government Guaranteed)             5.65%    3/15/2003 (1)          3,190         3,136
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004             58,385        56,140
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004             10,000         9,740
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004             40,000        39,160
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006             15,500        15,924
Private Export Funding Corp. (U.S. Government Guaranteed)             8.40%    7/31/2001              5,000         5,061
Vendee Mortgage Trust (U.S. Government Guaranteed)                    7.25%    8/15/2004 (1)          4,544         4,539
                                                                                                               ----------
                                                                                                                1,015,160
                                                                                                               ----------
AGENCY BONDS AND NOTES (6.3%)
Federal Farm Credit Bank                                              4.80%    11/6/2003              9,000         8,443
Federal Home Loan Bank                                               5.675%    8/18/2003             18,800        18,152
Federal Home Loan Mortgage Corp.                                      5.00%    1/15/2004             14,500        13,628
Federal National Mortgage Assn.                                       5.75%    4/15/2003              4,500         4,366
Federal National Mortgage Assn.                                       6.13%     6/3/2004             30,000        28,938
                                                                                                               ----------
                                                                                                                   73,527
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (4.9%)
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)         19,013        18,149
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          23734        22,655
Federal National Mortgage Assn.                                       6.00%     4/1/2006 (1)         16,317        15,683
                                                                                                               ----------
                                                                                                                   56,487
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,153,850)                                                                                            1,145,174
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.9%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             12,445        12,445
Collateralized By U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             79,663        79,663
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $92,108)                                                                                                  92,108
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
   (COST $1,245,958)                                                                                            1,237,282
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               16,159
Security Lending Collateral Payable to Brokers--Note I                                                            (79,663)
Other Liabilities                                                                                                 (13,281)
                                                                                                               ----------
                                                                                                                  (76,785)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 115,756,417 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,160,497
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.03
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of this security was $26,745,000, representing 2.3% of net assets.

(3) Restricted security representing 0.3% of net assets at July 31, 2000.

(4) Securities with a value of $1,004,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,187,894        $10.26
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses                                                                     (18,571)         (.16)
Unrealized Depreciation--Note H
  Investment Securities                                                                              (8,676)         (.07)
  Futures Contracts                                                                                    (150)           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $1,160,497        $10.03
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM FEDERAL FUND                                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.7%)
U.S. Treasury Inflation-Indexed Bond                                  4.25%    1/15/2010           $ 61,090    $   62,200
U.S. Treasury Note                                                   5.875%   11/15/2004              1,000           987
Government Trust Certificate (U.S. Government Guaranteed)             7.50%    8/15/2000 (1)          1,312         1,312
Guaranteed Export Certificates (U.S. Government Guaranteed)           5.23%    5/15/2005 (1)         11,489        11,049
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004 (2)         10,000         9,740
Private Export Funding Corp. (U.S. Government Guaranteed)             7.03%   10/31/2003              5,000         5,010
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006             20,000        20,547
                                                                                                               ----------
                                                                                                                  110,845
                                                                                                               ----------
AGENCY BONDS AND NOTES (81.6%)
Bank United (Federal Home Loan Bank of Atlanta)                       5.40%     2/2/2004 LOC        106,350       100,522
Federal Home Loan Mortgage Corp.                                      5.00%    1/15/2004             49,000        46,054
Federal Home Loan Mortgage Corp.                                      5.75%    7/15/2003             86,300        83,525
Federal Home Loan Mortgage Corp.                                      5.81%    4/25/2014 (1)         20,000        19,525
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)         45,000        44,145
Federal Home Loan Mortgage Corp.                                      6.35%    9/25/2013 (1)          6,622         6,501
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)         18,471        18,289
Federal Home Loan Mortgage Corp.                                      6.53%   11/25/2010 (1)          8,289         8,234
Federal Home Loan Mortgage Corp.                                      6.59%    6/25/2012 (1)          1,723         1,708
Federal Home Loan Mortgage Corp.                                      7.00%    2/15/2003              4,000         4,004
Federal Home Loan Mortgage Corp.                                      7.00%    7/15/2005             60,000        60,001
Federal Home Loan Bank                                                5.50%    1/21/2003             12,000        11,619
Federal Home Loan Bank                                                6.75%     2/1/2002            294,000       293,294
Federal Home Loan Bank                                                7.25%    5/15/2003             50,000        50,319
Federal National Mortgage Assn.                                      5.125%    2/13/2004             10,000         9,425
Federal National Mortgage Assn.                                       5.72%     1/9/2001             10,000         9,948
Federal National Mortgage Assn.                                       5.72%    3/13/2001              9,000         8,936
Federal National Mortgage Assn.                                       5.75%    4/15/2003             43,000        41,715
Federal National Mortgage Assn.                                       5.77%    2/26/2004             10,000         9,558
Federal National Mortgage Assn.                                       5.86%    8/20/2003             71,835        69,400
Federal National Mortgage Assn.                                       5.90%    4/12/2004             30,565        29,296
Federal National Mortgage Assn.                                       5.94%    3/29/2004             12,052        11,569
Federal National Mortgage Assn.                                       5.96%    4/23/2003             86,000        83,558
Federal National Mortgage Assn.                                       6.00%    4/23/2003             15,000        14,588
Federal National Mortgage Assn.                                       6.00%    1/14/2005             14,980        14,276
Federal National Mortgage Assn.                                       6.01%    7/17/2000              9,010         8,746
Federal National Mortgage Assn.                                       6.06%     5/7/2003             16,000        15,573
Federal National Mortgage Assn.                                       6.10%    5/21/2003             20,000        19,479
Federal National Mortgage Assn.                                       6.13%     6/3/2004             18,315        17,667
Federal National Mortgage Assn.                                       6.17%    8/15/2008 (1)         17,344        16,746
Federal National Mortgage Assn.                                      6.195%   12/27/2000              9,000         8,979
Federal National Mortgage Assn.                                      6.366%     3/2/2003             26,000        25,610
Federal National Mortgage Assn.                                      6.375%    1/16/2002             14,000        13,893
                                                                                                               ----------
                                                                                                                1,176,702
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (8.9%)
Federal Home Loan Mortgage Corp.                                      5.50%    11/1/2000 (1)          3,470         3,460
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)         13,426        13,386
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2005 (1)          8,740         8,398
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2005 (1)         30,944        29,731
Federal Home Loan Mortgage Corp.                                      7.00%    1/15/2019 (1)         13,000        12,860
Federal National Mortgage Assn.                                       6.00%    10/1/2005 (1)         13,493        13,074
Federal National Mortgage Assn.                                       6.00%    11/1/2005 (1)         11,595        11,145
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    4/15/2014 (1)         22,950        22,784
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    9/15/2015 (1)         13,490        13,323
                                                                                                               ----------
                                                                                                                  128,161
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,436,617)                                                                                            1,415,708
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000           $  2,356    $    2,356
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             72,756        72,756
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $75,112)                                                                                                  75,112
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
  (COST $1,511,729)                                                                                             1,490,820
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               34,762
Security Lending Collateral Payable to Brokers--Note I                                                            (72,756)
Other Liabilities                                                                                                 (11,348)
                                                                                                               ----------
                                                                                                                  (49,342)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 145,525,443 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,441,478
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.91
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $1,461,000 have been segregated as initial margin for open futures contracts.

LOC--Letter of Credit.

-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,501,143        $10.32
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses                                                                     (38,587)         (.27)
Unrealized Depreciation--Note H
  Investment Securities                                                                             (20,909)         (.14)
  Futures Contracts                                                                                    (169)           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $1,441,478         $9.91
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (81.8%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (18.0%)
ANRC Auto Owner Trust                                                 6.75%   12/15/2003 (1)(4)     $ 36,250    $   36,048
ARG Funding Corp.                                                     5.88%    5/20/2003 (1)(2)(4)    45,000        44,128
Advanta Mortgage Loan Trust                                           5.98%    6/25/2014 (1)(4)       28,750        28,217
Advanta Mortgage Loan Trust                                           6.25%    2/25/2014 (1)(4)        9,148         9,085
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)          24,800        23,655
BMW Vehicle Owner Trust                                               6.41%    4/25/2003 (1)          89,750        89,245
Banc One Financial Services                                           6.69%    8/25/2013 (1)(5)       23,000        22,808
CIT Home Equity Loan Trust                                            6.08%    1/15/2013 (1)          21,460        21,346
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.28%    9/25/2005 (1)          20,000        19,554
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.42%    9/25/2008 (1)          10,000         9,679
Capital Auto Receivables Asset Trust                                  6.25%    3/15/2003 (1)          25,000        24,902
Chase Manhattan Auto Trust                                            6.65%    9/15/2003 (1)          17,576        17,520
Chemical Master Credit Card Trust I                                   6.38%    6/15/2003 (1)          10,000         9,982
Citibank Credit Card Master Trust                                     5.55%     1/9/2006 (1)          15,187        14,317
Citibank Credit Card Master Trust                                     5.75%    2/14/2001 (1)          12,400        12,335
Citibank Credit Card Master Trust                                     5.95%     2/7/2005 (1)          10,400        10,055
Citibank Credit Card Master Trust                                     6.35%    8/15/2000 (1)          28,000        27,997
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)          13,000        12,888
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)       25,197        24,750
ComEd Transitional Funding Trust                                      5.34%    3/25/2004 (1)          25,000        24,463
ComEd Transitional Funding Trust                                      5.39%    6/25/2005 (1)          50,000        48,010
Countrywide Asset-Backed Certificates                                 6.24%    9/25/2018 (1)          25,522        24,982
Credit Card Merchant Voucher Receivables Master Trust                 6.23%     8/1/2002 (1)(2)(6)    11,367        11,251
Discover Card Master Trust                                            6.55%    2/18/2003 (1)          15,700        15,700
EQCC Home Equity Loan Trust                                          6.223%    6/25/2011 (1)(5)       19,650        19,255
First Bank Corp. Card Master Trust                                    6.40%    2/15/2002 (1)          13,025        12,894
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002 (1)          35,000        34,993
Ford Credit Auto Owner Trust                                          6.15%    9/15/2002 (1)          25,000        24,714
Ford Credit Auto Owner Trust                                          7.40%    4/15/2005 (1)          22,524        22,591
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)          29,750        29,602
Honda Auto Lease Trust                                                6.45%     2/6/2001 (1)          24,600        24,453
Household Credit Card Master Trust                                    5.90%   12/15/2002 (1)          20,000        19,915
Illinois Power Special Purpose Trust                                  5.26%    6/25/2003 (1)           8,040         7,973
MBNA Master Credit Card Trust                                         6.60%    1/15/2003 (1)          10,000        10,000
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)          26,000        25,760
Mellon Bank Home Equity Installment Loan Trust                        6.21%    8/25/2009 (1)          11,500        11,410
Mellon Residential Funding Corp. Mortgage
   Pass-Through Certificates                                         6.832%    5/25/2030 (1)          25,539        25,188
NationsBank Credit Card Master Trust                                  6.45%    4/15/2003 (1)           7,000         6,999
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)          39,650        39,173
Navistar Financial Corp. Owner Trust                                  6.22%   10/17/2005 (1)           3,436         3,373
Navistar Financial Corp. Owner Trust                                  7.20%    5/17/2004 (1)          10,000        10,030
Navistar Financial Corp. Owner Trust                                  7.47%    2/15/2007 (1)           8,750         8,756
Nissan Auto Receivables Owners Trust                                  7.01%    9/15/2003 (1)          29,750        29,767
Onyx Acceptance Owner Trust                                           6.82%   11/15/2003 (1)(4)       17,275        17,249
Option One Mortgage Loan Trust                                        5.92%    5/25/2029 (1)(7)       25,450        25,022
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)          29,200        27,496
PP&L Transition Bond Co. LLC                                          6.96%   12/26/2007 (1)          53,000        52,407
PP&L Transition Bond Co. LLC                                          7.05%    6/25/2009 (1)          20,550        20,386
Premier Auto Trust                                                    6.55%     9/6/2003 (1)           5,000         4,971
Providian Master Trust                                                6.25%    6/15/2007 (1)          35,000        34,389
Providian Master Trust                                                6.45%    6/15/2007 (1)          10,000         9,818
Residential Asset Securities Corp.                                    6.00%    4/25/2020 (1)(5)       73,650        72,305
Residential Asset Securities Corp.                                   6.285%    9/25/2020 (1)(5)        5,401         5,368
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)(4)       24,650        24,465
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)(4)       16,836        16,210

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
WFS Financial                                                         6.32%   10/20/2003 (1)(7)    $ 25,000    $   24,823
World Financial Network Credit Card Master Trust                      6.70%    2/15/2004 (1)         41,000        40,995
                                                                                                               ----------
                                                                                                                1,325,667
                                                                                                               ----------
FINANCE (31.9%)
   AUTO (1.4%)
   Ford Motor Credit Co.                                             5.375%   10/15/2002             22,000        21,100
   Ford Motor Credit Co.                                              6.70%    7/16/2004             10,000         9,714
   Ford Motor Credit Co.                                              6.85%    8/15/2000              5,000         4,999
   Ford Motor Credit Co.                                              7.50%    6/15/2003             30,000        30,018
   General Motors Acceptance Corp.                                    6.21%    9/19/2000             35,000        34,945

   BANKS (10.3%)
   Capital One Bank                                                   6.57%    1/27/2003             15,750        15,162
   Capital One Bank                                                   6.60%    8/20/2001             10,200        10,066
   Capital One Bank                                                   8.25%    6/15/2005             24,825        24,756
   Citigroup                                                          7.45%     6/6/2002             99,275        99,618
   Compass Bank                                                       6.45%     5/1/2009              8,000         7,110
   CoreStates Capital Corp.                                          6.186%    10/2/2000             35,000        34,930
   Dime Bancorp Inc.                                                 6.375%    1/30/2001              8,325         8,261
   Dime Bancorp Inc.                                                  7.00%    7/25/2001             15,000        14,862
   First Maryland Bancorp                                             7.20%     7/1/2007              7,705         7,378
   First Union Corp.                                                 8.125%    6/24/2002              5,000         5,041
   First USA Bank                                                     7.65%     8/1/2003              7,000         7,001
   Firstar Corp.                                                      6.35%    7/13/2001             25,000        24,786
   Firstar Corp                                                       6.50%    7/15/2002             20,000        19,672
   HSBC Americas Inc.                                                6.625%     3/1/2009             10,000         9,239
   Long Island Savings Bank                                           6.20%     4/2/2001             12,000        11,873
   Mellon Financial Co.                                               5.75%   11/15/2003              9,000         8,537
   Mercantile Bancorp                                                 6.80%    6/15/2001             15,512        15,446
   National City Bank Cleveland                                       6.35%    3/15/2001             36,860        36,626
   Nationsbank Corp.                                                  5.80%    1/31/2001             14,675        14,569
   Nationsbank Corp.                                                 6.375%    5/15/2005             25,000        23,858
   NationsBank Corp.                                                 8.125%    6/15/2002              9,898        10,032
   Northern Trust Co.                                                 6.50%     5/1/2003              5,000         4,883
   Norwest Corp.                                                     6.125%   10/15/2000              6,225         6,213
   Norwest Corp.                                                      7.75%     3/1/2002              5,000         5,030
   PNC Funding Corp.                                                 9.875%     3/1/2001              5,565         5,636
   Popular Inc.                                                       6.20%    4/30/2001             37,700        37,350
   Provident Bank of Ohio                                            6.125%   12/15/2000             12,700        12,608
   Providian National Bank                                            6.75%    3/15/2002             52,455        51,341
   Security Pacific Corp.                                            11.00%     3/1/2001             20,907        21,332
   Shawmut National Corp.                                             7.20%    4/15/2003              7,000         6,900
   Southern National Corp.                                            7.05%    5/23/2003             35,469        34,870
   US Bank NA Minnesota                                               5.25%     6/4/2003             20,000        18,792
   US Bancorp                                                        6.875%    12/1/2004             13,550        13,168
   Wells Fargo Co.                                                    6.50%     9/3/2002            125,000       123,086
   Wells Fargo Co.                                                   6.875%    4/15/2003              5,000         4,944

   CONSUMERS (1.6%)
   American Express Credit Corp.                                     6.125%   11/15/2001             10,000         9,869
   Aristar Inc.                                                      6.125%    12/1/2000             48,000        47,726
   Aristar Inc.                                                      7.375%     9/1/2004              9,750         9,622
   Norwest Financial Corp.                                            7.95%    5/15/2002              4,200         4,241
   Sears Roebuck Acceptance Corp.                                     6.22%    11/8/2000             48,000        47,870
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001                400           397

   DIVERSIFIED (4.0%)
   AT&T Capital Corp.                                                 6.59%     8/4/2000              5,000         5,000
   AT&T Capital Corp.                                                 6.70%    2/15/2001             50,000        49,770
   AT&T Capital Corp.                                                6.875%    1/16/2001              5,000         4,984

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Associates Corp. of North America                                  5.75%    11/1/2003           $ 38,000    $   35,909
   Comdisco Inc.                                                      5.75%    2/15/2001             15,000        14,772
   Comdisco Inc.                                                      6.00%    1/30/2002             28,800        27,690
   Comdisco Inc.                                                      6.68%    6/29/2001              9,800         9,628
   Comdisco Inc.                                                      7.25%    9/20/2001             29,725        29,256
   Finova Capital Corp.                                              5.875%   10/15/2001             10,000         9,100
   Finova Capital Corp.                                               6.11%    2/18/2003             35,600        30,616
   Finova Capital Corp.                                              6.625%    9/15/2001             10,250         9,327
   Finova Capital Corp.                                              7.625%    9/21/2009              2,000         1,700
   General Electric Capital Corp.                                     5.35%   11/18/2002             35,500        34,196
   Heller Financial Inc.                                              8.00%    6/15/2005             20,250        20,314
   Newcourt Credit Group                                             6.875%    2/16/2005             14,700        14,104

   INSURANCE (3.1%)
   AIG SunAmerica Global Financing I                                  7.40%     5/5/2003 (2)         19,700        19,796
   AIG SunAmerica Global Financing II                                 7.60%    6/15/2005 (2)         24,750        25,008
   Conseco Inc.                                                       6.40%    2/10/2003             30,000        20,700
   Conseco Inc.                                                       7.60%    6/21/2001             15,000        12,750
   Conseco Inc.                                                       8.50%   10/15/2002             15,000        10,950
   Conseco Inc.                                                       9.00%   10/15/2006             20,500        13,837
   John Hancock Global Funding II                                     7.90%     7/2/2010 (2)         10,840        10,891
   Liberty Financial Co.                                              6.75%   11/15/2008             17,650        15,702
   MONY Group Inc.                                                    8.35%    3/15/2010             14,750        14,642
   Progressive Corp.                                                  7.30%     6/1/2006             12,290        11,875
   Progressive Corp.                                                 10.00%   12/15/2000              7,000         7,066
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)         30,000        27,810
   SunAmerica Inc.                                                    6.58%    1/15/2002              5,000         4,958
   USAA Capital Corp.                                                 7.05%    11/8/2006             10,000         9,777
   USAA Capital Corp.                                                 7.54%    3/30/2005 (2)         25,000        25,089

   OTHER (11.5%)
   Bradley Operating LP                                               7.00%   11/15/2004             10,000         8,662
   Cabot Industrial Properties LP                                    7.125%     5/1/2004             16,670        15,969
   Chelsea GCA Realty Partner                                         7.75%    1/26/2001             19,150        19,067
   Dean Witter Discover & Co.                                         6.30%    1/15/2006              8,000         7,534
   Donaldson, Lufkin & Jenrette, Inc.                                 8.00%     3/1/2005             67,400        68,115
   Equity Residential Properties Trust Operating LP                   7.95%    4/15/2002              7,000         6,998
   First Industrial LP                                                7.00%    12/1/2006             17,000        15,613
   First Industrial LP                                                7.15%    5/15/2002              8,150         8,007
   First Industrial LP                                               7.375%    5/15/2004 (2)         12,000        11,611
   Goldman Sachs Group LP                                             6.20%   12/15/2000 (2)         32,725        32,569
   Goldman Sachs Group LP                                            7.625%    8/17/2005             49,875        49,860
   International Business Machines Credit                             6.64%   10/29/2001             65,000        64,636
   IBM Credit Corp.                                                   7.00%    1/28/2002             45,000        44,955
   Lehman Brothers Holdings Inc.                                      6.20%    1/15/2002             35,000        34,299
   Lehman Brothers Holdings Inc.                                      6.25%     4/1/2003             61,800        59,683
   Lehman Brothers Holdings Inc.                                     6.375%   10/23/2000             33,000        32,929
   Lehman Brothers Holdings Inc.                                     7.375%    5/15/2004              9,930         9,753
   Merrill Lynch & Co., Inc.                                          7.36%    7/24/2002             14,500        14,536
   Merrill Lynch & Co., Inc.                                          7.85%    5/30/2003             50,000        50,720
   Morgan Stanley, Dean Witter & Co.                                 7.125%    1/15/2003             69,995        69,702
   Morgan Stanley, Dean Witter, Discover & Co.                        5.75%    2/15/2001             10,500        10,419
   Morgan Stanley, Dean Witter, Discover & Co.                       7.375%    4/15/2003             52,880        52,976
   Oasis Residential Inc.                                             6.75%   11/15/2001             22,600        22,205
   Post Apartment Homes LP                                            7.02%     4/2/2001             20,000        19,882
   Reckson Operating Partnership LP                                   7.40%    3/15/2004             10,000         9,670
   Reckson Operating Partnership LP                                   7.75%    3/15/2009             21,000        19,613
   Regency Centers LP                                                 7.40%     4/1/2004 (1)          6,900         6,638
   Salomon Smith Barney Holdings Inc.                                 7.30%    5/15/2002             25,400        25,359
   Salomon Smith Barney Holdings Inc.                                 7.50%     5/1/2002             11,500        11,519

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Charles Schwab Corp.                                               8.05%     3/1/2010           $ 20,000    $   20,251
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)      12,282        11,990
   Trinet Corp. Realty Trust                                          7.30%    5/15/2001              5,500         5,342
   Wellsford Residential Property Trust                              9.375%     2/1/2002              5,175         5,286
                                                                                                               ----------
                                                                                                                2,349,062
                                                                                                               ----------
INDUSTRIAL (19.5%)
American Stores Co.                                                   7.40%    5/15/2005             20,700        20,543
Baker Hughes, Inc.                                                    5.80%    2/15/2003             16,850        16,183
Baker Hughes, Inc.                                                   7.875%    6/15/2004              4,250         4,294
Dresser Industries, Inc.                                              8.00%    4/15/2003             20,067        20,415
Boston Scientific Corp.                                              6.625%    3/15/2005             28,660        26,880
CSC Enterprises                                                       6.50%   11/15/2001 (2)         29,200        28,812
Computer Sciences Corp.                                               6.25%    3/15/2009              9,150         8,287
Continental Airlines, Inc. Pass-Through Trust                        6.331%    4/25/2001 (1)          9,640         9,410
Continental Airlines, Inc. Pass-Through Trust                        6.465%    4/15/2006 (1)         10,021         9,640
Continental Airlines, Inc. Pass-Through Trust                        6.541%    9/15/2018 (1)         13,489        12,610
Continental Airlines, Inc. Pass-Through Trust                         6.80%     7/2/2007 (1)         10,283         9,682
Continental Airlines, Inc. Pass-Through Trust                        7.434%    3/15/2006 (1)          6,700         6,512
Cooper Tire & Rubber Co.                                              7.25%   12/16/2002             30,000        29,650
Daimler-Chrysler North America Holding Corp.                          6.67%    9/25/2001             26,000        25,841
Daimler-Chrysler North America Holding Corp.                          6.84%   10/15/2002 (3)         50,000        49,471
Daimler-Chrysler North America Holding Corp.                          6.90%     9/1/2004             17,000        16,688
Daimler-Chrysler North America Holding Corp.                          7.40%    1/20/2005             55,000        54,756
Delta Air Lines Inc.                                                  6.65%    3/15/2004             33,400        31,532
Delta Air Lines Inc.                                                  7.70%   12/15/2005             19,875        19,282
Delta Air Lines Inc.                                                10.375%     2/1/2011             13,273        14,553
Dillard's Inc.                                                        5.79%   11/15/2001             25,000        23,992
E.I. duPont de Nemours & Co.                                          6.75%   10/15/2004              6,500         6,410
ERAC USA Finance Co.                                                  6.35%    1/15/2001 (2)          7,330         7,282
ERAC USA Finance Co.                                                 6.625%    5/15/2006 (2)         35,000        32,465
Enterprise Products                                                   8.25%    3/15/2005             41,350        41,394
Federal Express Corp.                                                9.875%     4/1/2002              8,195         8,411
Federated Department Stores                                           8.50%     6/1/2010              9,500         9,332
Food Lion, Inc.                                                       8.41%    9/26/2001              5,000         4,998
Harrahs Operating Co., Inc.                                           7.50%    1/15/2009             38,220        35,449
Hertz Corp.                                                          6.625%    5/15/2008              5,000         4,623
Hertz Corp.                                                           7.00%     5/1/2002              5,000         4,960
Hertz Corp.                                                          7.375%    6/15/2001              8,275         8,269
Hertz Corp.                                                           8.25%     6/1/2005             27,350        27,875
Hewlett-Packard Co.                                                   7.15%    6/15/2005             49,500        49,658
International Paper Co.                                              6.125%    11/1/2003              5,900         5,657
International Paper Co.                                               9.50%    3/15/2002              5,100         5,244
International Speedway Corp.                                         7.875%   10/15/2004             14,750        14,440
Knight-Ridder, Inc.                                                   8.50%     9/1/2001 (1)          8,513         8,557
Kroger Co.                                                            6.34%     6/1/2001              9,575         9,490
Lockheed Martin Corp.                                                 6.50%    4/15/2003             16,834        16,378
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    7/15/2009 (1)(2)      43,241        39,796
Monsanto Co.                                                         5.375%    12/1/2001             24,000        23,444
PanAmSat Corp.                                                        6.00%    1/15/2003              8,300         7,926
PanAmSat Corp.                                                       6.125%    1/15/2005             30,000        27,815
Park Place Entertainment                                              7.95%     8/1/2003             29,225        28,758
Park Place Entertainment                                              8.50%   11/15/2006             13,860        13,882
Parker Retirement Savings Plan Trust                                  6.34%    7/15/2008 (1)(2)      20,730        19,503
Praxair, Inc.                                                         6.70%    4/15/2001             52,000        51,780
The Proctor & Gamble Co.                                              6.60%   12/15/2004             25,100        24,601
Raytheon Co.                                                          5.70%    11/1/2003             32,085        30,379
Raytheon Co.                                                          6.30%    3/15/2005             14,770        13,968
Raytheon Co.                                                          6.45%    8/15/2002             11,900        11,651
Raytheon Co.                                                          7.90%     3/1/2003 (2)         15,750        15,844
Republic Services Inc.                                               6.625%    5/15/2004             16,800        15,695

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Republic Services Inc.                                               7.125%    5/15/2009           $  5,425    $    4,910
Security Capital Group                                                7.75%   11/15/2003             20,000        19,302
Southwest Air                                                         9.40%     7/1/2001              6,500         6,615
TTX Company                                                           7.02%   11/15/2001 (2)         50,000        49,545
Tele-Communications, Inc.                                             8.25%    1/15/2003             44,445        45,184
Texas Instruments Inc.                                                7.00%    8/15/2004             39,600        39,157
Tosco Corp.                                                           8.25%    5/15/2003             22,250        22,617
Tosco Trust                                                           8.58%     3/1/2010 (2)         10,000        10,169
Tyco International Group SA                                          6.125%    6/15/2001             15,000        14,835
Tyco International Group SA                                          6.875%     9/5/2002 (2)         50,000        49,448
USA Waste Services                                                    6.50%   12/15/2002             27,190        25,770
United Airlines Pass-Through Certificates                            7.783%     7/1/2015             24,650        24,683
United Airlines Pass-Through Certificates                             8.03%     1/1/2013              5,000         4,998
VF Corp.                                                              7.60%     4/1/2004             18,635        18,299
Waste Management Inc.                                                 7.70%    10/1/2002              9,760         9,514
Zeneca Wilmington                                                     6.30%    6/15/2003             20,400        19,978
                                                                                                               ----------
                                                                                                                1,429,991
                                                                                                               ----------
UTILITIES (12.4%)
AEP Resources Inc.                                                    6.50%    12/1/2003 (2)         50,000        48,314
Alabama Power Co.                                                     7.85%    5/15/2003             34,650        34,880
Arizona Public Service                                                5.75%    9/15/2000             11,950        11,928
Baltimore Gas & Electric Co.                                          6.68%   10/11/2001             16,000        15,889
Boston Edison Co.                                                     6.05%    8/15/2000             25,500        25,489
Boston Edison Co.                                                     6.80%    3/15/2003             14,000        13,728
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(4)       5,000         4,522
Coastal Corp.                                                        10.00%     2/1/2001              1,000         1,011
Connectiv Inc.                                                        6.73%    9/12/2003 (1)         63,000        60,778
Consolidated Edison                                                   6.50%     2/1/2001              5,000         4,979
Consolidated Edison                                                  7.625%     3/1/2004              2,900         2,909
Detroit Edison Co.                                                    6.56%     5/1/2001             10,750        10,695
East Coast Power                                                     6.737%    2/24/2005              8,062         7,631
Edison International                                                 6.875%    9/15/2004             12,414        12,143
Edison Mission Energy Funding Corp.                                   6.77%    9/15/2003 (1)(2)      17,322        16,897
FPL Group Capital                                                    7.625%    9/15/2006             34,700        34,716
GTE Corp.                                                             6.36%    4/15/2006              7,950         7,513
GTE Corp.                                                             6.39%    9/11/2000             10,000         9,989
Kansas City Power & Light Co.                                         6.50%   11/14/2001              5,000         4,937
Kern River Funding Corp.                                              6.42%    3/31/2001 (1)(2)       4,340         4,316
Kern River Funding Corp.                                              6.72%    9/30/2001 (2)         25,875        25,640
LG&E Capital Corp.                                                   6.205%     5/1/2004 (2)         21,700        20,455
Limestone Electron Trust                                             8.625%    3/15/2003             64,500        65,160
MCN Investment Corp.                                                  6.03%     2/1/2001              4,000         3,958
NRG Energy, Inc.                                                      7.50%    6/15/2007 (1)          5,000         4,808
NRG Northeast Generating LLC                                         8.065%     5/5/2002 (2)         14,500        14,498
NRG South Central Generating LLC                                     8.962%    3/15/2016 (1)(2)      24,500        24,845
Nipsco Capital Markets                                                7.39%     4/1/2004              5,000         4,896
NYNEX Corp.                                                           9.55%     5/1/2010 (1)          5,625         5,992
NYNEX Credit Co.                                                      6.50%    9/15/2000 (2)         30,000        29,934
Osprey Trust                                                          8.31%    1/15/2003 (2)         39,875        40,088
PPL Capital Funding                                                   7.75%    4/15/2005             24,800        24,417
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (2)         25,000        24,164
PSE&G Capital Corp.                                                   6.74%   10/23/2001 (2)         26,000        25,760
Potomac Capital Investment Corp.                                      7.55%   11/19/2001 (2)         36,850        36,774
Progress Capital Holdings                                             5.47%   10/23/2000 (2)         25,000        24,902
Progress Capital Holdings                                             6.88%     8/1/2001 (2)         20,000        19,873
Reliant Energy Resources                                             8.125%    7/15/2005 (2)         24,800        24,843
South Carolina Electric & Gas                                         7.50%    6/15/2005              9,930         9,982
Transcontinental Gas Pipeline                                        8.875%    9/15/2002             15,150        15,533
US West Capital Funding, Inc.                                        6.125%    7/15/2002             32,000        31,244
US West Capital Funding, Inc.                                         6.25%    7/15/2005             15,000        14,137

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc.                                        6.875%    8/15/2001           $ 45,500    $   45,251
Virginia Electric Power                                               6.30%    6/21/2001             19,750        19,584
Yosemite Security Trust                                               8.25%   11/15/2004 (2)         19,900        19,954
                                                                                                               ----------
                                                                                                                  909,956
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $6,140,352)                                                                                            6,014,676
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.1%)
U.S. Treasury Note                                                    6.50%    8/15/2005              7,500         7,590
U.S. Treasury Note                                                    6.50%   10/15/2006             15,000        15,225
U.S. Treasury Note                                                    6.50%    2/15/2010             20,160        20,825
U.S. Treasury Note                                                    6.75%    5/15/2005             23,650        24,230
U.S. Treasury Note                                                    7.00%    7/15/2006             13,740        14,271
                                                                                                               ----------
                                                                                                                   82,141
                                                                                                               ----------
AGENCY BONDS AND NOTES (0.5%)
Federal Home Loan Mortgage Corp.                                      6.00%     1/1/2001 (1)          5,751         5,738
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)         23,000        22,563
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)          5,772         5,715
                                                                                                               ----------
                                                                                                                   34,016
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (0.1%)
Federal Home Loan Mortgage Corp.                                      5.50%    10/1/2000 (1)          6,807         6,787
Federal National Mortgage Assn.                                       6.00%     1/1/2001 (1)          4,182         4,172
                                                                                                               ----------
                                                                                                                   10,959
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $126,861)                                                                                                127,116
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(13.1%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003             20,250        19,477
Amvescap PLC                                                          6.60%    5/15/2005                500           472
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)         10,000         9,097
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006             13,290        12,579
Bombardier Capital Inc.                                               7.30%   12/15/2002 (2)         23,925        23,798
CIBC Capital Funding LP                                               6.25%   12/17/2002 (2)         24,500        23,837
Canadian Imperial Bank of Commerce (NY)                               6.20%     8/1/2000             70,870        70,856
Cemex S.A. De C.V.                                                   8.625%    7/18/2003 (2)          8,750         8,772
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)         26,860        25,507
Deutsche Telekom International Finance                                7.75%    6/15/2005             24,800        25,031
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)         13,950        13,981
Diageo PLC                                                           6.125%    8/15/2005              7,350         6,942
Diageo PLC                                                           6.625%    6/24/2004             14,700        14,345
Diageo PLC                                                            7.25%    11/1/2009              6,175         6,056
Israel Electric Corp.                                                 7.25%   12/15/2006 (2)         13,808        13,399
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)          5,000         4,836
Israel Electric Corp.                                                 8.25%   10/15/2009 (2)         20,000        19,945
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)          7,860         7,901
Korea Development Bank                                               7.125%    9/17/2001             42,820        42,554
Korea Electric Power                                                  7.00%    10/1/2002              6,000         5,876
Korea Electric Power                                                 10.00%     4/1/2001 (2)         22,330        22,597
National Australia Bank                                               8.60%    5/19/2010             44,850        47,142
National Westminster Bancorp Inc.                                     9.45%     5/1/2001              8,881         9,021
Noranda, Inc.                                                         8.00%     6/1/2003             20,000        19,944
Noranda, Inc.                                                        8.625%    7/15/2002             15,000        15,150
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)(4)   35,265        33,216
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(5)      20,900        19,099
Pemex Finance Ltd.                                                   6.125%    2/15/2002              5,460         5,339
Pemex Finance Ltd.                                                    9.14%    5/15/2003             44,350        45,396
Pemex Finance Ltd.                                                    9.69%    3/31/2007             41,000        43,271
Petroliam Nasional Bhd.                                              7.125%   10/18/2006 (2)         26,450        25,231
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004             13,015        12,525

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.                                          7.50%     8/1/2002           $ 11,320    $   11,186
Republic of Argentina                                                 0.00%    4/15/2001             10,000         9,400
Republic of Argentina                                                 0.00%   10/15/2001             16,800        14,994
Republic of Chile                                                    6.875%    4/28/2009              4,125         3,839
Republic of South Africa                                             9.125%    5/19/2009              9,715         9,646
Samsung Electronics America                                           8.50%    11/1/2002 (2)          5,000         5,035
Samsung Electronics America                                           9.75%     5/1/2003 (2)         25,670        26,635
Samsung Electronics Co.                                               7.45%    10/1/2002 (2)          6,150         6,065
Santander Financial Issuances Ltd.                                    7.00%     4/1/2006             12,945        12,528
Stagecoach Holdings PLC Notes                                        8.625%   11/15/2009             20,000        17,495
The State of Qatar                                                    9.50%    5/21/2009 (2)         17,500        18,084
TPSA Finance BV                                                       7.75%   12/10/2008 (2)         27,000        25,818
Trans-Canada Pipelines                                                6.77%    4/30/2001              5,000         4,971
Telecomunicaciones de Puerto Rico                                     6.15%    5/15/2002              5,000         4,868
Telefonica de Argentina                                              9.125%     5/7/2008 (2)         12,205        11,503
TransCanada Pipelines                                                7.875%   12/15/2002             14,000        14,097
United Mexican States Global                                          8.50%     2/1/2006             11,210        11,176
Vodafone Airtouch PLC                                                7.625%    2/15/2005 (2)         54,600        55,006
Westpac Banking                                                      9.125%    8/15/2001             43,566        44,384
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $943,719)                                                                                                959,922
-------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.5%)
-------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of New York
   (COST $32,369)                                                     6.05%   11/15/2001             32,550        32,128
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000            113,006       113,006
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             39,173        39,173
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $152,179)                                                                                                152,179
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $7,395,480)                                                                                             7,286,021
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              163,904
Liabilities--Note I                                                                                              (100,139)
                                                                                                               ----------
                                                                                                                   63,765
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $7,349,786
-------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $1,302,898,000, representing 17.7% of net assets.
(3) Securities with a value of $7,915,000 have been segregated as initial margin for open futures contracts.
(4) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6) Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.
(7) Scheduled principal and interest payments are guaranteed by Financial Security Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                               $7,539,557
 Undistributed Net Investment Income                                                                                   --
 Accumulated Net Realized Losses                                                                                  (75,771)
 Unrealized Depreciation--Note H
   Investment Securities                                                                                         (109,459)
   Futures Contracts                                                                                               (4,541)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $7,349,786
=========================================================================================================================

 Investor Shares--Net Assets applicable to 661,971,238 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $6,944,194
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $10.49
=========================================================================================================================

 Institutional Shares--Net Assets applicable to 38,663,943 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $405,592
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $10.49
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INFLATION-PROTECTED SECURITIES FUND                                  COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                                 3.625%    4/15/2028            $13,530       $13,005
U.S. Treasury Inflation-Indexed Note                                 3.625%    7/15/2002              8,289         8,258
U.S. Treasury Inflation-Indexed Note                                 3.625%    1/15/2008              1,378         1,341
U.S. Treasury Inflation-Indexed Note                                 4.250%    1/15/2010             21,763        22,159
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $44,635)                                                                                                  44,763
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.7%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $780)                                                        6.59%     8/1/2000                780           780
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (COST $45,415)                                                                                                  45,543
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                1,076
LIABILITIES                                                                                                         (782)
                                                                                                               ----------
                                                                                                                      294
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 4,530,989 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $45,837
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.12
=========================================================================================================================
*See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $45,574       $10.06
 Undistributed Net Investment Income                                                                     135          .03
 Accumulated Net Realized Gains                                                                           --           --
 Unrealized Appreciation--Note H                                                                         128          .03
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $45,837       $10.12
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.9%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (90.4%)
U.S. Treasury Bond                                                    7.50%   11/15/2016          $  56,670    $   64,592
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)        224,300       275,736
U.S. Treasury Bond                                                   11.25%    2/15/2015              5,100         7,569
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029             22,066        22,161
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010             33,273        33,878
U.S. Treasury Note                                                    6.00%    8/15/2009             49,400        49,069
U.S. Treasury Note                                                   6.125%    8/15/2007            204,800       204,153
U.S. Treasury Note                                                    6.50%    8/15/2005             10,700        10,829
U.S. Treasury Note                                                    6.50%   10/15/2006             65,450        66,431
U.S. Treasury Note                                                    6.50%    2/15/2010              8,815         9,106
U.S. Treasury Note                                                   6.875%    5/15/2006             40,450        41,735
U.S. Treasury Note                                                    7.00%    7/15/2006            203,200       211,054
U.S. Treasury Note                                                    7.50%    2/15/2005             85,700        89,922
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)          1,303         1,345
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)          9,896         9,732
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)         18,413        18,586
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)      24,403        23,844
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.02%     9/1/2004 (1)          7,969         7,964
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)          3,070         3,080
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)          5,829         5,932
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)          4,875         5,046
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)         12,632        12,269
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/14/2004 (1)         15,778        15,428
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)         15,522        15,343
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)          9,421         9,331
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)         24,107        24,107
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.60%   12/15/2012 (1)         14,000        14,106
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005             39,500        36,674
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008             73,300        67,522
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007              8,500         8,220
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007             14,210        14,217
Private Export Funding Corp. (U.S. Government Guaranteed)             7.20%   11/15/2010              7,200         7,224
Private Export Funding Corp. (U.S. Government Guaranteed)             7.25%    6/15/2010             75,420        75,885
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006              8,325         8,553
                                                                                                               ----------
                                                                                                                1,470,643
                                                                                                               ----------
AGENCY BONDS AND NOTES (7.5%)
Federal Home Loan Mortgage Corp.                                      7.00%    3/15/2010             23,630        23,425
Federal National Mortgage Assn.                                      7.125%    6/15/2010             98,735        98,896
                                                                                                               ----------
                                                                                                                  122,321
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,599,714)                                                                                            1,592,964
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (25.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             11,599        11,599
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000            402,340       402,340
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $413,939)                                                                                                413,939
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (123.3%)
   (COST $2,013,653)                                                                                            2,006,903
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INTERMEDIATE-TERM TREASURY FUND                                                                                     (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-23.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                           $   27,452
Security Lending Collateral Payable to Brokers--Note I                                                           (402,340)
Other Liabilities                                                                                                  (5,344)
                                                                                                                ---------
                                                                                                                 (380,232)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 158,006,543 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,626,671
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.29
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $23,844,000, representing 1.5% of net assets.
(3) Securities with a value of $2,459,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,684,650       $10.66
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                     (51,229)        (.33)
 Unrealized Depreciation--Note H                                                                      (6,750)        (.04)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,626,671       $10.29
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (72.9%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.6%)
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)      $   5,000    $    4,769
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.31%    9/25/2008 (1)          4,409         4,247
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.32%    9/25/2005 (1)          1,650         1,617
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.38%    9/25/2008 (1)         15,000        14,490
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.42%    9/25/2008 (1)          1,800         1,742
Citibank Credit Card Master Trust                                     6.30%    5/15/2008 (1)         10,000         9,410
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)       1,817         1,785
ComEd Transitional Funding Trust                                      5.63%    6/25/2009 (1)         15,000        13,867
Illinois Power Special Purpose Trust                                  5.54%    6/25/2009 (1)          7,000         6,441
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)         10,675        10,052
PP&L Transitional Trust                                               7.05%    6/25/2009 (1)          4,325         4,290
Standard Credit Card Master Trust                                     7.25%     4/7/2008 (1)          3,200         3,194
                                                                                                               ----------
                                                                                                                   75,904
                                                                                                               ----------
FINANCE (28.3%)
   AUTOMOBILE (2.2%)
   Ford Motor Credit Co.                                              5.80%    1/12/2009             25,000        21,836
   General Motors Acceptance Corp.                                    7.75%    1/19/2010             15,000        14,990

   BANKS (9.3%)
   Banc One Corp                                                     7.875%     8/1/2010              8,000         7,954
   The Bank of New York Co., Inc.                                     8.50%   12/15/2004             10,000        10,288
   BankAmerica Corp.                                                  7.20%    4/15/2006             10,000         9,757
   Capital One Bank                                                   6.70%    5/15/2008             12,178        10,953
   Compass Bank                                                       6.45%     5/1/2009             10,000         8,887
   First Bank N.A.                                                    6.00%   10/15/2003              4,200         4,009
   First Bank System, Inc.                                           6.875%    9/15/2007             10,000         9,574
   First Maryland Bancorp                                            6.875%     6/1/2009             15,000        13,846
   First Security Corp.                                              6.875%   11/15/2006             10,917        10,405
   First Tennessee Bank                                               5.75%    12/1/2008              5,000         4,273
   Mellon Bank Corp.                                                  7.00%    3/15/2006             10,500        10,210
   Mellon Bank Corp.                                                 7.625%    9/15/2007              5,000         4,976
   Mercantile Bancorp                                                 7.30%    6/15/2007              6,175         6,016
   Meridian Bancorp, Inc.                                            6.625%    3/15/2003              3,000         2,918
   National City Corp.                                               6.625%     3/1/2004              6,700         6,484
   PNC Bank N.A.                                                     7.875%    4/15/2005              5,000         5,018
   Southern National Corp.                                            7.05%    5/23/2003             13,000        12,781
   US Bancorp                                                        6.875%    12/1/2004              6,000         5,831
   Wells Fargo Co.                                                    6.25%    4/15/2008             10,000         9,174

   CONSUMERS (1.2%)
   Norwest Financial, Inc.                                            7.20%     5/1/2007              5,000         4,905
   Norwest Financial, Inc.                                            7.50%    4/15/2005              5,000         4,988
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001              5,000         4,963
   Sears Roebuck Acceptance Corp.                                     6.80%    10/9/2002              5,000         4,914

   DIVERSIFIED (1.0%)
   Associates Corp. of North America                                  6.25%    11/1/2008              5,000         4,504
   Finova Capital Corp.                                               6.75%   11/15/2004              5,000         4,300
   Finova Capital Corp.                                               7.40%     5/6/2006              5,000         4,200
   Heller Financial Inc.                                             7.375%    11/1/2009              4,000         3,791

   INSURANCE (5.6%)
   AIG SunAmerica Global Financing II                                 7.60%    6/15/2005 (2)         10,000        10,104
   Conseco Inc.                                                       6.40%    2/10/2003             10,000         6,900
   Conseco Inc.                                                       9.00%   10/15/2006              9,361         6,319

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   John Hancock Global Funding II                                     7.90%     7/2/2010 (2)       $ 10,000    $   10,047
   Horace Mann Educators Corp.                                       6.625%    1/15/2006              8,250         7,517
   Liberty Financial Co.                                              6.75%   11/15/2008             17,000        15,124
   MONY Group Inc.                                                    8.35%    3/15/2010             10,000         9,927
   NAC Re Corp.                                                       7.15%   11/15/2005              6,500         6,282
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)         10,800        10,012
   Reinsurance Group of America Inc.                                  7.25%     4/1/2006 (2)         10,000         9,497

   OTHER (9.0%)
   Bear Stearns & Co., Inc.                                          7.625%    12/7/2009             20,000        19,370
   Bradley Operating LP                                               7.20%    1/15/2008              4,000         3,144
   Cabot Industrial Properties LP                                    7.125%     5/1/2004              8,000         7,663
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     4/1/2008              5,000         4,587
   ERAC USA Finance Co.                                              6.625%    5/15/2006 (2)         15,000        13,913
   ERAC USA Finance Co.                                               7.95%   12/15/2009 (2)          8,775         8,499
   Evans Withycombe Residential, Inc.                                 7.50%    4/15/2004              3,000         2,952
   First Industrial LP                                                7.00%    12/1/2006              1,500         1,378
   First Industrial LP                                                7.60%    5/15/2007              3,000         2,849
   Goldman Sachs Group                                                7.80%    1/28/2010             15,000        14,941
   Irvine Apartment Communities Inc.                                  7.00%    10/1/2007              5,000         4,502
   Lehman Brothers Holdings Inc.                                     6.625%     2/5/2006             13,000        12,202
   Merry Land & Investment Co., Inc.                                 6.875%    11/1/2004              2,000         1,924
   Merry Land & Investment Co., Inc.                                  6.90%     8/1/2007              5,000         4,644
   Morgan Stanley, Dean Witter & Co.                                  8.00%    6/15/2010              5,000         5,081
   Oasis Residential Inc.                                             6.75%   11/15/2001              2,500         2,456
   Reckson Operating Partnership LP                                   7.40%    3/15/2004              5,000         4,835
   Regency Centers LP                                                 7.40%     4/1/2004 (1)          3,000         2,886
   Salomon Inc.                                                       6.74%   12/15/2003              5,000         4,890
   Salomon Smith Barney Holdings Inc.                                6.875%    6/15/2005              5,000         4,857
   Charles Schwab Corp.                                               8.05%     3/1/2010             10,000        10,125
   Security Capital Group                                             7.15%    6/15/2007              2,000         1,798
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)       8,982         8,768
                                                                                                               ----------
                                                                                                                  466,738
                                                                                                               ----------

INDUSTRIAL (24.4%)
   AEROSPACE AND DEFENSE (0.6%)
   PanAmSat Corp.                                                    6.375%    1/15/2008              5,000         4,445
   Raytheon Co.                                                       6.75%    8/15/2007              5,450         5,111

   AUTOMOTIVE (1.5%)
   Daimler-Chrysler North America Holding Corp.                       7.20%     9/1/2009             25,000        24,129

   CABLE (0.4%)
   TCI Communications, Inc.                                           7.25%     8/1/2005              7,000         6,909

   CHEMICALS (1.1%)
   E.I. du Pont de Nemours & Co.                                     6.875%   10/15/2009              7,000         6,770
   Hercules Inc.                                                      6.60%     8/1/2027 (1)          2,500         2,301
   Rohm & Haas Co.                                                    7.40%    7/15/2009             10,000         9,897

   CONSUMER GOODS AND SERVICES (1.5%)
   Anheuser-Busch Cos., Inc.                                          6.75%     6/1/2005              2,000         1,950
   Anheuser-Busch Cos., Inc.                                          7.10%    6/15/2007             10,000         9,766
   Dial Corp.                                                         6.50%    9/15/2008              5,000         4,319
   Minnesota Mining & Manufacturing ESOP Trust                        5.62%    7/15/2009 (1)(2)       8,648         7,959

   ENERGY AND RELATED GOODS AND SERVICES (1.6%)
   Baker Hughes Inc.                                                 7.875%    6/15/2004              2,000         2,021
   Enterprise Products                                                8.25%    3/15/2005              8,300         8,309
   Tosco Trust                                                        8.58%     3/1/2010 (2)         15,750        16,016

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   GAMING (1.7%)
   Harrahs Operating Co., Inc.                                        7.50%    1/15/2009          $  18,000    $   16,695
   Park Place Entertainment                                           8.50%   11/15/2006             10,610        10,627

   GENERAL INDUSTRIAL (1.0%)
   Allied Signal Inc.                                                 6.20%     2/1/2008             13,300        12,366
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)       4,205         3,956

   GROCERY STORES (0.3%)
   American Stores Co.                                                7.40%    5/15/2005              5,000         4,962

   HEALTH CARE (1.4%)
   Boston Scientific Corp.                                           6.625%    3/15/2005              7,620         7,147
   Cardinal Health, Inc.                                              6.00%    1/15/2006              8,845         8,091
   Cardinal Health, Inc.                                              6.50%    2/15/2004              3,500         3,354
   The Upjohn Co. ESOP Trust                                          9.79%     2/1/2004 (1)          4,967         5,237

   MEDIA AND ENTERTAINMENT (0.4%)
   Continental Cablevision                                            8.30%    5/15/2006              7,000         7,195

   OTHER (1.1%)
   International Speedway Corp.                                      7.875%   10/15/2004              5,000         4,895
   Republic Service                                                  7.125%    5/15/2009             11,650        10,544
   Waste Management Inc.                                              7.00%    10/1/2004              2,295         2,144

   PAPER AND PACKAGING (1.0%)
   International Paper Co.                                            6.50%   11/15/2007              6,000         5,460
   International Paper Co.                                           7.625%    1/15/2007             11,750        11,519

   RETAIL (1.8%)
   Federated Department Stores                                        8.50%     6/1/2010              8,000         7,858
   May Department Stores Co.                                          8.00%    7/15/2012             12,000        12,036
   Wal-Mart Stores, Inc.                                             6.875%    8/10/2009             10,000         9,748

   TECHNOLOGY AND RELATED (3.2%)
   Applied Materials, Inc.                                            6.75%   10/15/2007             11,250        10,678
   Applied Materials, Inc.                                            8.00%     9/1/2004              5,000         5,067
   Computer Sciences Corp.                                            6.25%    3/15/2009             10,000         9,057
   First Data Corp.                                                  6.375%   12/15/2007             12,000        11,232
   Lucent Technologies Inc.                                           7.25%    7/15/2006             10,000        10,065
   Tektronix                                                          7.50%     8/1/2003              2,000         1,895
   Tektronix                                                         7.625%    8/15/2002              5,310         5,134

   TRANSPORTATION (5.8%)
   Burlington Northern Railroad Co. Equipment Trust                   7.33%    6/23/2010 (1)          4,004         3,929
   Continental Airlines Pass-Through Trust                           6.748%    9/15/2018 (1)          8,753         7,640
   Continental Airlines Pass-Through Trust                           7.434%    3/15/2006 (1)          5,000         4,860
   Continental Airlines Pass-Through Trust                           8.321%    11/1/2006 (1)          4,000         3,994
   Delta Airlines, Inc.                                             10.375%     2/1/2011             16,000        17,543
   Delta Airlines, Inc. Pass-Through Trust                           7.541%   10/11/2011 (1)          4,227         3,907
   Delta Airlines, Inc. Pass-Through Trust                            8.54%     1/2/2007 (1)          2,474         2,481
   Hertz Corp.                                                       6.625%    5/15/2008              5,000         4,623
   Hertz Corp.                                                       7.625%    8/15/2007              5,000         4,972
   Northwest Airlines Corp. Pass-Through Trust                        8.07%     7/2/2016 (1)         10,869        10,439
   Union Pacific Railroad Co. Equipment Trust                         6.12%     2/1/2004 (1)          2,000         1,902
   United Airlines Pass-Through Certificates                          8.03%     2/1/2013 (1)         30,000        29,986
                                                                                                               ----------
                                                                                                                  403,140
                                                                                                               ----------
UTILITIES (15.6%)
Alliant Energy Resources Corp.                                       7.375%    11/9/2009             15,000        14,515
Ameritech Capital Funding                                             6.15%    1/15/2008             10,000         9,112
Baltimore Gas & Electric Co.                                          6.25%    12/8/2005              5,000         4,757

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                                          6.70%    12/1/2006          $   9,000    $    8,756
BellSouth Capital Funding                                             7.75%    2/15/2010             15,000        15,049
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(3)      10,000         9,044
Coastal Corp.                                                        9.625%    5/15/2012             10,000        11,313
Consolidated Edison Inc.                                              6.25%     2/1/2008              7,750         7,152
East Coast Power                                                     6.737%    3/31/2008 (1)          2,733         2,587
FPL Group Capital                                                    7.375%     6/1/2009             10,000         9,706
FPL Group Capital                                                    7.625%    9/15/2006              5,000         5,002
GTE Corp.                                                             6.36%    4/15/2006              5,000         4,725
GTE Northwest Inc.                                                    5.55%   10/15/2008             15,000        13,072
GTE South Inc.                                                        6.00%    2/15/2008              7,000         6,322
KeySpan Gas East Corp.                                               7.875%     2/1/2010             10,000        10,070
LG&E Capital Corp.                                                    6.46%    1/15/2008 (2)          5,000         4,499
Limestone Electron Trust                                             8.625%    3/15/2003              5,000         5,051
Midamerican Energy Holdings Co.                                      6.375%    6/15/2006              5,000         4,705
NRG South Central Generating LLC                                     8.962%    3/15/2016 (1)(2)      15,000        15,211
Nipsco Capital Markets                                                7.39%     4/1/2004              9,000         8,813
Northern Border Pipeline Co.                                          7.75%     9/1/2009              7,000         6,937
Nstar                                                                 8.00%    2/15/2010             20,000        20,211
Osprey Trust                                                          8.31%    1/15/2003 (2)          5,000         5,027
Progress Capital Holdings                                             7.45%     9/1/2003 (2)         10,000         9,942
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (2)         10,000         9,665
Reliant Energy Resources                                             8.125%    7/15/2005 (2)         10,000        10,017
Sempra Energy                                                         7.95%     3/1/2010             15,000        15,239
Southwestern Bell Telephone                                           6.59%    9/29/2008              5,650         5,327
Yosemite Security Trust                                               8.25%   11/15/2004 (2)          5,000         5,014
                                                                                                               ----------
                                                                                                                  256,840
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $1,252,831)                                                                                            1,202,622
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.8%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    6.50%    2/15/2010             34,305        35,436
U.S. Treasury Note                                                    6.75%    5/15/2005             11,125        11,398
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $46,419)                                                                                                  46,834
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(21.5%)
-------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Inc.                                             8.55%     8/1/2010              5,000         4,986
Amvescap PLC                                                         6.375%    5/15/2003              5,000         4,809
Amvescap PLC                                                          6.60%    5/15/2005              5,825         5,504
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)         10,000         9,097
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006              5,000         4,732
BSCH Issuances Ltd.                                                  7.625%    11/3/2009             10,000         9,916
Banco Santiago SA                                                     7.00%    7/18/2007              8,875         7,997
Barclays Bank PLC                                                     7.40%   12/15/2009             18,970        18,544
Cable & Wireless Optus Finance                                        8.00%    6/22/2010 (2)         17,000        17,009
Cemex SA De C.V.                                                     8.625%    7/18/2003 (2)          5,175         5,188
Commonwealth Bank of Australia                                        8.50%     6/1/2010             10,000        10,396
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)         13,890        13,191
DBS Group Holdings Ltd.                                              7.875%    4/15/2010 (2)         16,700        16,736
Deutsche Telekom International Finance                                8.00%    6/15/2010              7,000         7,057
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)          7,000         7,016
Diageo PLC                                                            7.25%    11/1/2009             20,000        19,616
Embotelladora Andina SA                                               7.00%    10/1/2007              5,000         4,669
Imperial Tobacco                                                     7.125%     4/1/2009              5,000         4,454
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)         19,375        18,740
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)          4,090         4,111
National Australia Bank                                               8.60%    5/19/2010             25,000        26,278
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)(3)    6,717         6,327
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(4)      14,000        12,794
Pemex Finance Ltd.                                                    6.55%    2/15/2008 (1)(4)       5,000         4,790

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Pemex Finance Ltd.                                                    9.03%    2/15/2011 (1)(2)   $  20,000    $   20,562
Pemex Finance Ltd.                                                    9.69%    8/15/2009 (1)         15,000        15,831
Petroliam Nasional Bhd.                                              7.125%   10/18/2006 (2)          8,500         8,108
Petroliam Nasional Bhd.                                               7.75%    8/15/2015 (2)          5,000         4,701
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003              5,400         5,181
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004              2,200         2,117
Pohang Iron & Steel Co. Ltd.                                         7.125%    11/1/2006              5,445         5,142
Republic of Chile                                                    6.875%    4/28/2009                875           814
Republic of South Africa                                             9.125%    5/19/2009              5,220         5,183
The State of Qatar                                                    9.50%    5/21/2009 (2)          9,400         9,714
TPSA Finance BV                                                       7.75%   12/10/2008 (2)         13,000        12,431
Telefonica de Argentina                                              9.125%     5/7/2008 (2)          2,705         2,549
United Mexican States                                                 8.50%     2/1/2006              3,360         3,350
Vodafone Airtouch PLC                                                 7.75%    2/15/2010 (2)         15,000        14,980
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $356,524)                                                                                                354,620
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             29,541        29,541
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             33,094        33,094
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $62,635)                                                                                                  62,635
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (COST $1,718,409)                                                                                             1,666,711
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               31,636
Liabilities--Note I                                                                                               (48,673)
                                                                                                               ----------
                                                                                                                  (17,037)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 180,027,402 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,649,674
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.16
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $352,229,000, representing 21.4% of net assets.
(3) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,743,550        $9.68
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                     (42,178)        (.23)
 Unrealized Depreciation--Note H                                                                     (51,698)        (.29)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,649,674        $9.16
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM TREASURY FUND                                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.5%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (91.1%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $     300    $      298
U.S. Treasury Bond                                                    6.25%    5/15/2030             23,975        25,537
U.S. Treasury Bond                                                    6.75%    8/15/2026             99,200       108,357
U.S. Treasury Bond                                                   6.875%    8/15/2025              5,650         6,238
U.S. Treasury Bond                                                    7.50%   11/15/2016             30,500        34,764
U.S. Treasury Bond                                                   7.875%    2/15/2021            141,902       170,806
U.S. Treasury Bond                                                   8.125%    8/15/2019             73,515        89,861
U.S. Treasury Bond                                                   8.125%    5/15/2021            170,050       209,828
U.S. Treasury Bond                                                   8.875%    2/15/2019            113,410       147,501
U.S. Treasury Bond                                                    9.25%    2/15/2016             58,850        76,972
U.S. Treasury Bond                                                   9.875%   11/15/2015             75,400       102,983
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              6,877         6,907
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009             14,080        13,918
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010             17,792        18,116
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009             12,000        11,579
Private Export Funding Corp. (U.S. Government Guaranteed)             7.20%   11/15/2010              5,150         5,167
Private Export Funding Corp. (U.S. Government Guaranteed)             7.25%    6/15/2010             47,430        47,723
                                                                                                               ----------
                                                                                                                1,076,555
                                                                                                               ----------
AGENCY BONDS AND NOTES (5.4%)
Federal Home Loan Bank                                                5.80%     9/2/2008             55,700        51,043
Federal Home Loan Mortgage Corp.                                      7.00%    3/15/2010             13,500        13,383
                                                                                                               ----------
                                                                                                                   64,426
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,089,089)                                                                                            1,140,981
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             14,097        14,097
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             39,814        39,814
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $53,911)                                                                                                  53,911
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $1,143,000)                                                                                             1,194,892
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               30,015
Security Lending Collateral Payable to Brokers--Note I                                                            (39,814)
Other Liabilities                                                                                                  (3,097)
                                                                                                               ----------
                                                                                                                  (12,896)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 114,720,462 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,181,996
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.30
=========================================================================================================================

*See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------

                                                                                                      AMOUNT          PER
LONG-TERM TREASURY FUND                                                                                (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,150,271       $10.03
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                      (20,167)        (.18)
Unrealized Appreciation--Note H                                                                       51,892          .45
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,181,996       $10.30
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.4%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (22.3%)
Allstate Corp.                                                        6.75%    5/15/2018          $  20,000    $   17,680
Allstate Corp.                                                        7.50%    6/15/2013             10,000         9,502
Ambac, Inc.                                                           7.50%     5/1/2023             20,000        18,504
American Re Corp.                                                     7.45%   12/15/2026             17,277        16,326
Associates Corp. of North America                                     6.25%    11/1/2008             25,000        22,518
Banc One Corp.                                                        7.75%    7/15/2025             25,000        23,860
Bank of America Corp.                                                 8.50%    1/15/2007             15,000        15,592
BankBoston Corp.                                                     6.625%    12/1/2005             30,000        28,538
CIGNA Corp.                                                          7.875%    5/15/2027             25,000        23,478
Cincinnati Financial Corp.                                            6.90%    5/15/2028             20,000        17,107
Citicorp                                                             7.125%     9/1/2005             15,000        14,849
Citigroup, Inc.                                                      6.625%    1/15/2028             25,000        21,667
Equitable Cos. Inc.                                                   7.00%     4/1/2028             25,000        22,378
Exxon Capital Corp.                                                   6.00%     7/1/2005             10,000         9,583
Farmers Exchange Capital                                              7.05%    7/15/2028 (2)         30,000        24,486
Fifth Third Bancorp                                                   6.75%    7/15/2005             20,000        19,406
First Chicago Corp.                                                  6.375%    1/30/2009             15,000        13,536
First Union Corp.                                                     6.00%   10/30/2008             10,000         8,841
Fleet Financial Group                                                6.875%    1/15/2028             25,000        22,064
General Electric Capital Corp.                                       8.125%    5/15/2012             42,000        44,667
General Electric Capital Services                                     7.50%    8/21/2035             10,960        11,123
General Electric Global Insurance Holdings Corp.                      7.00%    2/15/2026             50,000        46,214
General Re Corp.                                                      9.00%    9/12/2009             15,000        16,248
John Hancock Mutual Life Insurance Co.                               7.375%    2/15/2024 (2)         50,000        46,309
Liberty Mutual Insurance Co.                                          8.50%    5/15/2025 (2)         35,000        31,736
Lumbermens Mutual Casualty Co.                                        9.15%     7/1/2026 (2)         15,110        13,253
MBIA Inc.                                                             7.00%   12/15/2025              7,550         6,566
Massachusetts Mutual Life                                             7.50%     3/1/2024 (2)          8,710         8,268
Massachusetts Mutual Life                                            7.625%   11/15/2023 (2)         15,970        15,371
Metropolitan Life Insurance Co.                                       7.80%    11/1/2025 (2)         35,000        33,259
National City Bank Pennsylvania                                       7.25%   10/21/2011             10,000         9,422
National City Corp.                                                   7.20%    5/15/2005             10,000         9,810
NationsBank Corp.                                                     7.75%    8/15/2004             15,000        15,181
NationsBank Corp.                                                     7.75%    8/15/2015             10,000         9,947
Republic New York Corp.                                               9.70%     2/1/2009             10,000        10,995
SunTrust Banks                                                        6.00%    2/15/2026             20,000        18,494
Transamerica Corp.                                                   9.375%     3/1/2008             10,000        10,834
Transamerica Financial Corp.                                         6.125%    11/1/2001             15,000        14,740
Travelers Property Casualty Corp.                                     7.75%    4/15/2026             25,000        24,002
UNUM Corp.                                                            6.75%   12/15/2028             25,000        18,354
Wachovia Corp.                                                       6.605%    10/1/2025             30,000        28,810
Wachovia Corp.                                                        6.80%     6/1/2005             10,000         9,713
                                                                                                               ----------
                                                                                                                  803,231
                                                                                                               ----------
INDUSTRIAL (46.6%)
   AEROSPACE AND DEFENSE (1.5%)
   Lockheed Martin Corp.                                              7.65%     5/1/2016             35,000        33,395
   Raytheon Co.                                                       7.20%    8/15/2027             25,000        22,470

   AUTOMOTIVE (4.0%)
   Chrysler Corp.                                                     7.45%     3/1/2027             25,000        23,994
   Eaton Corp.                                                       7.625%     4/1/2024             15,000        14,297
   Ford Motor Co.                                                     8.90%    1/15/2032             40,000        43,280
   General Motors Corp.                                               7.40%     9/1/2025             30,000        28,338
   General Motors Corp.                                               7.70%    4/15/2016             10,000         9,873
   General Motors Corp.                                               9.40%    7/15/2021             20,000        22,910

   BUILDING MATERIALS AND RELATED (0.6%)
   Georgia-Pacific Group                                              7.25%     6/1/2028             25,000        21,378

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   CABLE (0.6%)
   Comcast Cable Communications                                       6.20%   11/15/2008          $  25,000    $   22,575

   CHEMICALS (3.5%)
   E.I. du Pont de Nemours & Co.                                      6.50%    1/15/2028             25,000        22,158
   E.I. du Pont de Nemours & Co.                                      6.75%     9/1/2007             25,000        24,182
   Ferro Corp.                                                       7.125%     4/1/2028             10,000         8,505
   Monsanto Co.                                                       6.75%   12/15/2027             25,000        22,615
   Monsanto Co.                                                      8.875%   12/15/2009             20,000        21,923
   Rohm & Haas Co.                                                    7.85%    7/15/2029             25,000        25,342

   CONSUMER GOODS AND SERVICES (6.1%)
   Bestfoods                                                         6.625%    4/15/2028             30,000        26,476
   CPC International, Inc.                                            7.25%   12/15/2026             30,000        28,642
   Coca Cola Enterprises                                              5.75%    11/1/2008             25,000        22,131
   The Walt Disney Co.                                                6.75%    3/30/2006             25,000        24,537
   Kimberly-Clark Corp.                                               6.25%    7/15/2018             25,000        22,077
   Procter & Gamble Co.                                               6.45%    1/15/2026             27,000        24,020
   Procter & Gamble Co.                                               8.50%    8/10/2009             10,000        10,755
   Procter & Gamble Co. ESOP                                          9.36%     1/1/2021             35,000        39,890
   Whirlpool Corp.                                                    9.10%     2/1/2008             20,000        20,812

   ENERGY AND RELATED GOODS AND SERVICES (3.8%)
   Mobil Corp.                                                       8.625%    8/15/2021             22,000        25,003
   Texaco Capital, Inc.                                              8.625%   11/15/2031             13,000        14,614
   Texaco Capital, Inc.                                               9.75%    3/15/2020             17,000        21,035
   USX Corp.                                                          6.85%     3/1/2008             45,000        42,170
   Ultramar Diamond Shamrock                                          7.20%   10/15/2017             20,000        18,084
   United Technologies Corp.                                         8.875%   11/15/2019             15,000        16,981

   FOOD AND LODGING (1.1%)
   Joseph Seagram & Sons, Inc.                                        7.50%   12/15/2018             20,000        19,302
   Sysco Corp.                                                        6.50%     8/1/2028             22,000        18,850

   GENERAL INDUSTRIAL (4.9%)
   Caterpillar Inc.                                                  6.625%    7/15/2028             25,000        21,253
   Hubbell Inc.                                                      6.625%    10/1/2005             10,000         9,799
   Illinois Tool Works, Inc.                                          5.75%     3/1/2009             25,000        22,311
   Minnesota Mining & Manufacturing Corp.                            6.375%    2/15/2028             35,000        31,028
   Morton International, Inc.                                         9.25%     6/1/2020             10,000        11,550
   PPG Industries, Inc.                                              6.875%    2/15/2012             10,200         9,586
   PPG Industries, Inc.                                               9.00%     5/1/2021              9,750        10,995
   Parker-Hannifin Corp.                                              7.30%    5/15/2011             20,000        18,943
   USA Waste Services Inc.                                            7.00%    7/15/2028             25,000        20,236
   Vulcan Materials Co.                                               6.00%     4/1/2009             25,000        22,231

   HEALTH CARE (4.4%)
   Baxter International, Inc.                                         7.65%     2/1/2027             25,000        23,675
   Bristol-Myers Squibb Co.                                           6.80%   11/15/2026             35,000        33,351
   Johnson & Johnson                                                  6.95%     9/1/2029             25,000        24,239
   Eli Lilly & Co.                                                   7.125%     6/1/2025             50,000        48,881
   Merck & Co.                                                        6.30%     1/1/2026             30,000        26,772

   MEDIA AND ENTERTAINMENT (4.5%)
   New York Times Co.                                                 8.25%    3/15/2025             30,000        29,225
   News America Holdings Inc.                                         8.00%   10/17/2016             30,000        29,018
   E.W. Scripps Co.                                                  6.625%   10/15/2007             20,000        18,847
   Time Warner Inc.                                                  6.625%    5/15/2029             25,000        21,147
   Tribune Co.                                                       6.875%    11/1/2006             20,000        19,274
   Washington Post Co.                                                5.50%    2/15/2009             50,000        44,067

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   METAL (1.2%)
   Aluminum Co. of America                                            6.75%    1/15/2028          $  35,000    $   31,330
   Phelps Dodge Corp.                                                7.125%    11/1/2027             12,500        10,513

   PAPER AND PACKAGING (3.4%)
   Champion International Corp.                                       7.35%    11/1/2025             30,000        26,713
   International Paper Co.                                           6.875%    11/1/2023             10,000         8,513
   Mead Corp.                                                         7.35%     3/1/2017             10,350         9,612
   Tenneco Packaging                                                 8.125%    6/15/2017             20,000        17,675
   Tenneco Packaging                                                 8.375%    4/15/2027             15,000        13,277
   Westvaco Corp.                                                     9.75%    6/15/2020             15,000        16,703
   Weyerhaeuser Co.                                                   8.50%    1/15/2025             30,000        31,102

   TECHNOLOGY AND RELATED (3.2%)
   International Business Machines Corp.                              7.00%   10/30/2025             50,000        47,773
   Lucent Technologies, Inc.                                          6.45%    3/15/2029             25,000        21,764
   Motorola, Inc.                                                     7.50%    5/15/2025             45,000        44,939

   TELECOMMUNICATIONS (0.7%)
   AirTouch Communications, Inc.                                      6.35%     6/1/2005             25,000        23,785

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                                6.375%   12/15/2005             12,500        11,831
   Burlington Northern Santa Fe Corp.                                6.875%    12/1/2027             25,000        21,916
   CSX Corp.                                                          7.95%     5/1/2027             35,000        33,683
   Norfolk Southern Corp.                                             7.80%    5/15/2027             35,000        33,924
   Union Tank Car Co.                                                7.125%     2/1/2007             10,000         9,525
                                                                                                               ----------
                                                                                                                1,673,620
                                                                                                               ----------
UTILITIES (10.5%)
AT&T Corp.                                                            6.50%    3/15/2029             50,000        41,803
Cincinnati Bell, Inc.                                                 6.30%    12/1/2028             25,000        16,900
Coastal Corp.                                                        9.625%    5/15/2012             15,000        16,970
Duke Energy Corp.                                                     6.00%    12/1/2028             25,000        20,222
El Paso Natural Gas Co.                                               7.50%   11/15/2026             25,000        24,134
Florida Power Corp.                                                   6.75%     2/1/2028             22,375        19,718
GTE California Inc.                                                   6.70%     9/1/2009             25,000        23,402
GTE Southwest, Inc.                                                   6.00%    1/15/2006             10,000         9,286
Indiana Bell Telephone Co., Inc.                                      7.30%    8/15/2026             35,000        33,208
Michigan Bell Telephone Co.                                           7.85%    1/15/2022             25,000        25,361
New Jersey Bell Telephone Co.                                         8.00%     6/1/2022             25,000        25,488
Northern States Power Co.                                            7.125%     7/1/2025             30,000        28,002
Oklahoma Gas & Electric Co.                                           6.50%    4/15/2028             12,770        10,757
Pacific Bell                                                         7.125%    3/15/2026             15,000        14,102
PacifiCorp                                                           6.625%     6/1/2007             10,000         9,492
Sprint Capital Corp.                                                 6.875%   11/15/2028             35,000        30,466
Wisconsin Electric Power Co.                                          6.50%     6/1/2028             25,000        21,550
Wisconsin Power & Light                                               5.70%   10/15/2008              7,500         6,583
                                                                                                               ----------
                                                                                                                  377,444
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,052,711)                                                                                            2,854,295
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.0%)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                                 8.875%    9/15/2021             10,000        11,669
Province of Ontario                                                   6.00%    2/21/2006             15,000        14,161
Province of Saskatchewan                                              8.50%    7/15/2022             10,000        11,056
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $38,078)                                                                                                  36,886
-------------------------------------------------------------------------------------------------------------------------


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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                          COUPON                    DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.3%)
U.S. Treasury Bond                                         5.50%               8/15/2028          $ 125,000    $  116,833
                                                                                                               ----------


AGENCY BONDS AND NOTES (4.0%)
Federal National Mortgage Assn.                            5.75%               6/15/2005            100,000        94,875
Federal National Mortgage Assn.                           7.125%               1/15/2030             50,000        50,474
                                                                                                               ----------
                                                                                                                  145,349
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (9.4%)
Federal National Mortgage Assn.                           5.735%                1/1/2009 (1)         14,739        13,359
Federal National Mortgage Assn.                           15.50%               10/1/2012 (1)              4             4
Government National Mortgage Assn.                         6.00%     5/15/2028-3/15/2029 (1)        282,441       260,437
Government National Mortgage Assn.                         6.50%     2/15/2028-1/15/2029 (1)         69,395        65,880
                                                                                                               ----------
                                                                                                                  339,680
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $627,269)                                                                                                601,862
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                     6.59%                8/1/2000             51,405        51,405
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                             6.60%                8/1/2000            183,848       183,848
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $235,253)                                                                                                235,253
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
  (COST $3,953,311)                                                                                             3,728,296
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               64,299
Security Lending Collateral Payable to Brokers--Note I                                                           (183,848)
Other Liabilities                                                                                                 (13,019)
                                                                                                               ----------
                                                                                                                 (132,568)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 441,964,083 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $3,595,728
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $8.14
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $172,682,000, representing 4.8% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $3,835,984        $8.68
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                      (15,241)        (.03)
Unrealized Depreciation--Note H                                                                     (225,015)        (.51)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $3,595,728        $8.14
=========================================================================================================================


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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (90.8%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (2.5%)
Bank United Corp.                                                     8.00%    3/15/2009           $ 15,000    $   13,050
Bank United Corp.                                                    8.875%     5/1/2007             30,000        26,932
Chevy Chase Savings Bank                                              9.25%    12/1/2008             15,000        13,463
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007             18,000        12,420
Navistar Financial Corp.                                              9.00%     6/1/2002             15,000        15,000
Sovereign Bancorp, Inc.                                              10.50%   11/15/2006             25,000        25,125
Western Financial Savings Bank                                        8.50%     7/1/2003             17,000        15,513
Western Financial Savings Bank                                       8.875%     8/1/2007             20,000        17,650
                                                                                                               ----------
                                                                                                                  139,153
                                                                                                               ----------
INDUSTRIAL (80.1%)
   AEROSPACE AND DEFENSE (2.0%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007             16,000        12,000
   K & F Industries, Inc.                                             9.25%   10/15/2007             27,000        25,920
   L-3 Communications Corp.                                           8.50%    5/15/2008              8,425         7,835
   L-3 Communications Corp.                                         10.375%     5/1/2007             20,000        20,400
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006             25,000        24,875
   Newport News Shipbuilding Inc.                                     9.25%    12/1/2006             20,000        20,100

   AUTOMOTIVE (4.7%)
   Accuride Corp.                                                     9.25%     2/1/2008             20,000        17,000
   Delco Remy International Inc.                                    10.625%     8/1/2006             12,000        11,940
   Dura Operating Corp.                                               9.00%     5/1/2009             10,000         8,900
   Federal-Mogul Corp.                                                7.75%     7/1/2006             54,810        44,122
   Federal-Mogul Corp.                                                8.80%    4/15/2007             18,750        15,375
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006             15,000        15,150
   Hayes Wheels International, Inc.                                  9.125%    7/15/2007             30,000        27,600
   LDM Technologies Inc.                                             10.75%    1/15/2007              8,000         6,280
   Lear Corp.                                                         7.96%    5/15/2005             25,000        23,846
   Lear Corp.                                                         9.50%    7/15/2006             20,000        19,800
   Navistar International Corp.                                       8.00%     2/1/2008             25,000        23,500
   Tenneco Inc.                                                     11.625%   10/15/2009             50,000        44,750

   BUILDING MATERIALS (2.2%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008             50,000        46,000
   American Standard Cos. Inc.                                       7.625%    2/15/2010             41,250        37,950
   Nortek Inc.                                                       8.875%     8/1/2008              8,000         7,380
   Nortek, Inc.                                                       9.25%    3/15/2007             17,500        16,494
   Werner Holdings Co., Inc.                                         10.00%   11/15/2007             14,995        14,395

   CABLE (10.8%)
   Adelphia Communications Corp.                                      7.75%    1/15/2009             27,000        22,477
   Adelphia Communications Corp.                                     8.375%     2/1/2008             42,500        37,081
   CSC Holdings, Inc.                                                7.875%   12/15/2007             30,000        29,048
   CSC Holdings, Inc.                                                8.125%    7/15/2009             25,000        24,480
   CSC Holdings, Inc.                                                8.125%    8/15/2009             15,000        14,686
   CSC Holdings, Inc.                                                 9.25%    11/1/2005             30,000        30,000
   CSC Holdings, Inc.                                                9.875%    2/15/2013             15,000        15,300
   Century Communications Inc.                                       8.875%    1/15/2007             35,000        32,025
   Charter Communications Holdings LLC                               8.625%     4/1/2009             96,000        84,960
   Classic Cable Inc.                                                9.375%     8/1/2009             15,000        12,525
   Classic Cable Inc.                                                10.50%     3/1/2010             25,000        21,750
   Hyperion Telecommunications, Inc.                                 12.25%     9/1/2004             25,000        24,500
   Insight Midwest                                                    9.75%    10/1/2009             20,000        19,750
   Jones Intercable Inc.                                             7.625%    4/15/2008             20,000        19,650
   Lenfest Communications, Inc.                                      8.375%    11/1/2005             62,500        64,243
   NTL Inc.                                                          10.00%    2/15/2007             36,780        34,941
   Telewest Communications                                           9.875%     2/1/2010 (1)         42,155        40,469
   USA Networks Inc.                                                  6.75%   11/15/2005             75,000        71,899


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


-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   CHEMICALS (2.6%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020           $ 20,000    $   18,800
   Acetex Corp.                                                       9.75%    10/1/2003             20,000        18,900
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005             15,000        14,700
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)         17,000        15,470
   Lilly Industries, Inc.                                             7.75%    12/1/2007             15,000        13,879
   Lyondell Chemical Co.                                             9.625%     5/1/2007             56,000        56,700
   Sovereign Speciality Chemicals, Inc.                             11.875%    3/15/2010              7,200         7,416

   CONSUMER GOODS AND SERVICES (0.9%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)         20,000        19,400
   Sealy Mattress, Inc.                                              9.875%   12/15/2007             15,000        14,625
   True Temper Sports, Inc.                                         10.875%    12/1/2008             15,000        14,288

   CONTAINERS (2.3%)
   BWAY Corp.                                                        10.25%    4/15/2007             15,000        14,850
   Owens-Illinois Inc.                                                7.35%    5/15/2008             35,000        29,622
   Owens-Illinois, Inc.                                               7.85%    5/15/2004             15,000        13,874
   Owens-Illinois, Inc.                                               8.10%    5/15/2007             35,000        31,361
   Silgan Holding Inc.                                                9.00%     6/1/2009             41,000        37,310

   ENERGY AND RELATED GOODS AND SERVICES (5.2%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007             10,000        10,000
   Cross Timbers Oil Co.                                              8.75%    11/1/2009             25,000        23,625
   Cross Timbers Oil Co.                                              9.25%     4/1/2007             16,500        16,088
   Newfield Exploration Co.                                           7.45%   10/15/2007             15,000        13,889
   Newpark Resources, Inc.                                           8.625%   12/15/2007             15,000        13,350
   Oryx Energy Co.                                                    8.00%   10/15/2003             10,000        10,126
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008             40,000        38,600
   Pioneer Natural Resources Co.                                     9.625%     4/1/2010             50,000        52,125
   Plains Resources, Inc.                                            10.25%    3/15/2006             16,000        16,240
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007             32,000        32,080
   RBF Finance Co.                                                   11.00%    3/15/2006             35,000        37,800
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008             10,000         9,725
   Tuboscope Inc.                                                     7.50%    2/15/2008             15,000        13,523

   FOOD AND LODGING (0.7%)
   B & G Foods, Inc.                                                 9.625%     8/1/2007             10,000         6,000
   Nash Finch Co.                                                     8.50%     5/1/2008              2,160         1,469
   New World Pasta Co.                                                9.25%    2/15/2009             16,000        10,720
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008             25,000        22,669

   GENERAL INDUSTRIAL (4.0%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006             35,000        31,412
   Cincinnati Milacron, Inc.                                         8.375%    3/15/2004             11,500        11,311
   Consumers International                                           10.25%     4/1/2005             19,305         8,687
   Idex Corp.                                                        6.875%    2/15/2008             22,500        20,207
   International Wire Group                                          11.75%     6/1/2005             15,000        15,000
   Mastec, Inc.                                                       7.75%     2/1/2008             30,000        27,900
   Neenah Corp.                                                     11.125%     5/1/2007             25,170        18,940
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007             20,000        17,900
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007             10,000         9,150
   Terex Corp.                                                       8.875%     4/1/2008             17,500        15,750
   Waste Management, Inc.                                            6.875%    5/15/2009             50,000        44,104

   GROCERY STORES (0.3%)
   Bergen Brunswig Corp.                                             7.375%    1/15/2003             17,155        15,954

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE  FUND                                           COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   HEALTH CARE (4.9%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006           $ 18,000      $ 15,592
   Columbia/HCA Healthcare Corp.                                      6.91%    6/15/2005             25,000        23,114
   Columbia/HCA Healthcare Corp.                                      7.00%     7/1/2007             30,000        27,144
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008             30,000        27,222
   Leiner Health Products, Inc.                                      9.625%     7/1/2007              9,270         6,489
   Lifepoint Hospitals Holding Corp.                                 10.75%    5/15/2009             10,000        10,400
   Owens & Minor, Inc.                                              10.875%     6/1/2006             14,075        14,497
   Tenet Healthcare Corp.                                            8.125%    12/1/2008             70,000        65,800
   Tenet Healthcare Corp.                                            8.625%    1/15/2007             40,000        39,200
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009             20,785        21,720
   Warner Chilcott Inc.                                             12.625%    2/15/2008 (1)         20,000        20,600

   HOME BUILDING AND REAL ESTATE (1.8%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007             20,000        18,550
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004             26,250        23,953
   Standard Pacific Corp.                                             8.00%    2/15/2008             15,000        13,575
   Standard Pacific Corp.                                             8.50%    6/15/2007             15,000        13,650
   Toll Corp.                                                         7.75%    9/15/2007             15,000        13,650
   Del E. Webb Corp.                                                 10.25%    2/15/2010             15,000        13,538

   MEDIA AND ENTERTAINMENT (8.4%)
   Chancellor Media Corp.                                             8.75%    6/15/2007              8,500         8,585
   Chancellor Media Corp.                                            8.125%   12/15/2007             21,465        21,680
   Citadel Broadcasting Co.                                           9.25%   11/15/2008             12,250        12,005
   EchoStar DBS Corp.                                                9.375%     2/1/2009            100,000        97,750
   Emmis Communications Corp.                                        8.125%    3/15/2009             30,000        27,525
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007             70,000        70,000
   Lin Television Corp.                                              8.375%     3/1/2008             33,000        30,360
   Mail-Well Corp.                                                    8.75%   12/15/2008             19,125        16,448
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008             20,000        18,025
   RCN Corp.                                                         10.00%   10/15/2007             30,000        24,300
   TV Guide, Inc.                                                    8.125%     3/1/2009             55,000        55,275
   Von Hoffman Press Inc.                                           10.875%    5/15/2007 (1)         12,095        11,339
   World Color Press, Inc.                                            7.75%    2/15/2009             20,000        18,712
   World Color Press, Inc.                                           8.375%   11/15/2008             45,000        43,398
   Young Broadcasting Inc.                                            9.00%    1/15/2006             10,000         9,450

   METAL (3.5%)
   AK Steel Corp.                                                    7.875%    2/15/2009             25,000        23,000
   AK Steel Corp.                                                    9.125%   12/15/2006             55,000        54,450
   Armco, Inc.                                                        9.00%    9/15/2007             20,000        19,400
   Bethlehem Steel Corp.                                            10.375%     9/1/2003             10,500        10,500
   LTV Corp.                                                          8.20%    9/15/2007             37,000        27,935
   LTV Corp.                                                         11.75%   11/15/2009             25,000        21,000
   National Steel Corp.                                              9.875%     3/1/2009             13,000        11,440
   Ryerson Tull, Inc.                                                9.125%    7/15/2006             11,960        11,840
   Weirton Steel Corp.                                               10.75%     6/1/2005             12,500        11,500

   PAPER AND PACKAGING (4.6%)
   Ball Corp.                                                         7.75%     8/1/2006             35,000        32,987
   Ball Corp.                                                         8.25%     8/1/2008             15,000        14,137
   Boise Cascade Co.                                                  9.45%    11/1/2009             15,000        15,405
   Buckeye Technologies, Inc.                                         8.00%   10/15/2010             12,460        11,619
   Container Corp. of America                                         9.75%     4/1/2003             50,000        50,000
   Domtar Inc.                                                        8.75%     8/1/2006             15,000        15,600
   Domtar Inc.                                                        9.50%     8/1/2016             18,750        19,500
   Fonda Group Inc.                                                   9.50%     3/1/2007             15,000        11,700
   NoramPac Inc.                                                      9.50%     2/1/2008             10,000         9,900
   Packaging Corp. of America                                        9.625%     4/1/2009             20,000        20,350


-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Paperboard Industries International Inc.                          8.375%    9/15/2007           $ 18,750      $ 15,750
   Tembec Finance Corp.                                              9.875%    9/30/2005              8,325         8,533
   Tembec Industries Inc.                                            8.625%    6/30/2009              4,610         4,552
   U.S. Timberlands LLC                                              9.625%   11/15/2007             27,000        24,165

   RETAIL (0.2%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005             14,490        13,774

   TECHNOLOGY AND RELATED (6.4%)
   Amphenol Corp.                                                    9.875%    5/15/2007              9,000         9,067
   Beckman Instruments, Inc.                                          7.45%     3/4/2008             30,000        27,480
   Celestica International, Inc.                                     10.50%   12/31/2006              1,635         1,684
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007             22,275        22,721
   Fisher Scientific International Inc.                               9.00%     2/1/2008             50,000        46,250
   Iron Mountain, Inc.                                                8.25%     7/1/2011             15,000        13,125
   Iron Mountain, Inc.                                                8.75%    9/30/2009             37,500        34,219
   Iron Mountain, Inc.                                              10.125%    10/1/2006              7,000         7,035
   Pierce Leahy Corp.                                                9.125%    7/15/2007             15,000        14,025
   PSINet Inc.                                                       10.00%    2/15/2005             90,000        72,000
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009             32,546        34,987
   Telecommunication Techniques Co.                                   9.75%    5/15/2008             22,000        20,240
   Unisys Corp.                                                      7.875%     4/1/2008             30,000        27,300
   Wesco Distribution Inc.                                           9.125%     6/1/2008             25,000        23,250

   TELECOMMUNICATIONS (12.7%)
   Covad Communications                                              12.00%    2/15/2010             25,000        19,000
   Crown Castle International Corp.                                   9.00%    5/15/2011             25,000        23,500
   Crown Castle International Corp.                                   9.50%     8/1/2011             18,750        18,094
   Crown Castle International Corp.                                  10.75%     8/1/2011             21,597        22,137
   Flag Limited Inc.                                                  8.25%    1/30/2008             45,000        40,500
   GCI, Inc.                                                          9.75%     8/1/2007             20,000        18,200
   Global Crossing Holding Ltd.                                      9.125%   11/15/2006             75,000        72,563
   ITC DeltaCom, Inc.                                                8.875%     3/1/2008             22,000        19,470
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008             12,500        11,438
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007              8,781         8,693
   Intermedia Communications Inc.                                     8.50%    1/15/2008              5,000         4,125
   Intermedia Communications Inc.                                    8.875%    11/1/2007             15,000        12,675
   Level 3 Communication, Inc.                                       9.125%     5/1/2008             90,000        77,850
   MJD Communications, Inc.                                           9.50%     5/1/2008             12,000        10,560
   McLeodUSA Inc.                                                    8.125%    2/15/2009             25,000        22,688
   McLeodUSA Inc.                                                    8.375%    3/15/2008             22,000        20,130
   McLeodUSA Inc.                                                     9.25%    7/15/2007             15,000        14,625
   McLeodUSA Inc.                                                     9.50%    11/1/2008              7,000         6,790
   Nextel Communications Inc.                                        9.375%   11/15/2009             50,000        48,250
   Nextel Communications Inc.                                        12.00%    11/1/2008             45,000        48,375
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008             25,000        24,125
   NEXTLINK Communications, Inc.                                     10.75%     6/1/2009             21,000        20,265
   Qwest Communications International Inc.                            7.50%    11/1/2008             63,000        61,484
   Rogers Cantel, Inc.                                                8.30%    10/1/2007             27,500        27,363
   Verio Inc.                                                        11.25%    12/1/2008             20,000        23,556
   Voicestream Wireless Corp.                                       10.375%   11/15/2009             25,000        27,250

   TRANSPORTATION (1.9%)
   AMR Corp.                                                          9.00%     8/1/2012              8,156         8,056
   Budget Group Inc.                                                 9.125%     4/1/2006             25,000        18,500
   Delta Air Lines Inc.                                               8.30%   12/15/2029             47,000        42,458
   Delta Air Lines, Inc.                                            10.375%   12/15/2022              8,770         9,613
   United Airlines, Inc.                                              9.75%    8/15/2021             18,485        18,223
   United Airlines, Inc.                                             10.25%    7/15/2021              4,960         5,063
   United Airlines, Inc.                                             11.21%     5/1/2014              2,223         2,445
                                                                                                             ------------
                                                                                                                4,430,965
                                                                                                              ------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE  FUND                                           COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
UTILITIES (8.2%)
AES Corp.                                                            8.375%    8/15/2007           $ 30,000    $   28,350
AES Corp.                                                             8.50%    11/1/2007             24,000        22,770
AES Corp.                                                             9.50%     6/1/2009             25,000        25,250
Azurix Corp.                                                        10.375%    2/15/2007 (1)         24,000        22,080
CMS Energy Corp.                                                      7.50%    1/15/2009             16,000        14,477
CMS Energy Corp.                                                     7.625%   11/15/2004             18,000        16,920
CMS Energy Corp.                                                     8.125%    5/15/2002             30,000        29,714
Caithness Coso Fund Corp.                                             9.05%   12/15/2009             15,000        14,887
Calpine Corp.                                                        7.625%    4/15/2006             25,000        23,750
Calpine Corp.                                                        7.875%     4/1/2008             36,380        34,463
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009             17,500        16,755
El Paso Electric Co.                                                  8.90%     2/1/2006             23,000        23,797
El Paso Electric Co.                                                  9.40%     5/1/2011             28,000        29,524
Midland Funding II                                                   11.75%    7/23/2005             25,000        26,406
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008             60,000        58,789
Public Service Co. of New Mexico                                      7.50%     8/1/2018             20,000        18,676
Western Resources, Inc.                                              6.875%     8/1/2004             50,000        44,479
                                                                                                              ------------
                                                                                                                  451,087
                                                                                                              ------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $5,360,220)                                                                                            5,021,205
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.9%)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.75%    8/15/2003             75,000        73,837
U.S. Treasury Note                                                    6.00%    8/15/2004             75,000        74,375
U.S. Treasury Note                                                    6.50%    5/31/2002             75,000        75,158
U.S. Treasury Note                                                    6.50%    8/15/2005            100,000       101,204
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $333,063)                                                                                                324,574
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.3%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             61,214        61,214
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000            234,196       234,196
---------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INVESTMENTS
   (COST $295,410)                                                                                                295,410
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (COST $5,988,693)                                                                                             5,641,189
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              154,559
Security Lending Collateral Payable to Brokers--Note I                                                           (234,196)
Other Liabilities                                                                                                 (32,218)
                                                                                                              ------------
                                                                                                                 (111,855)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 775,445,010 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                             $5,529,334
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $7.13
===========================================================================================================================

*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $129,358,000, representing 2.3% of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $6,120,444        $7.89
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                    (243,606)        (.31)
 Unrealized Depreciation--Note H                                                                    (347,504)        (.45)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $5,529,334        $7.13
==============================================================================================================================

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.                         F282 092000

VANGUARD
ADMIRAL FUNDS(R)

[PHOTO]

Annual Report
January 31, 2000

VANGUARD ADMIRAL
TREASURY MONEY
MARKET FUND

VANGUARD ADMIRAL
SHORT-TERM
TREASURY FUND

VANGUARD ADMIRAL
INTERMEDIATE-TERM
TREASURY FUND

VANGUARD ADMIRAL
LONG-TERM
TREASURY FUND

[THE VANGUARD GROUP LOGO]

FELLOW SHAREHOLDERS:

[PHOTO]
John J. Bogle

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

    Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basichuman values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

    While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant four years ago. What more could a man ask?

    While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

    But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

    You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                            /S/  JOHN C BOGLE

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN ..............................................        1

THE MARKETS IN PERSPECTIVE ............................................        6

REPORT FROM THE ADVISER ...............................................        8

PERFORMANCE SUMMARIES .................................................       10

FUND PROFILES .........................................................       14

FINANCIAL STATEMENTS ..................................................       19

REPORT OF INDEPENDENT ACCOUNTANTS .....................................       35
--------------------------------------------------------------------------------


REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Interest rates rose sharply and the prices of U.S. Treasury bonds fell during the 12 months ended January 31, 2000, as surprisingly strong economic growth sparked fears of higher inflation. In this difficult environment--the worst for bonds since fiscal 1995--two of the four Vanguard Admiral Funds posted negative total returns.

--------------------------------------------------------------------
                                      TOTAL RETURNS         SEC
                                    FISCAL YEAR ENDED   ANNUALIZED
                                    JANUARY 31, 2000      YIELD*
--------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                    4.8%           5.16%
Average U.S. Treasury Money
  Market Fund**                        4.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index             4.8
--------------------------------------------------------------------

ADMIRAL SHORT-TERM TREASURY FUND       1.4%           6.50%
Average Short U.S. Treasury Fund**     1.4
Lehman Brothers 1-5 Year
  U.S. Treasury Bond Index             1.3

--------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                       -4.3%           6.84%
Average Intermediate
  U.S. Treasury Fund**                -3.0
Lehman Brothers 5-10 Year
  U.S. Treasury Bond Index            -5.0
--------------------------------------------------------------------

ADMIRAL LONG-TERM TREASURY FUND       -8.3%           6.71%
Average General
  U.S. Treasury Fund**                -6.2
Lehman Brothers Long
  U.S. Treasury Bond Index            -8.3
--------------------------------------------------------------------

*7-day yield for the Money Market Fund; 30-day yield for other funds.

**Derived from data provided by Lipper Inc.

       Not surprisingly, bonds with shorter maturities, whose prices are less sensitive to changing interest rates than those with longer maturities, did better during fiscal 2000. Our Treasury Money Market Fund earned 4.8% for the year, the highest return of the four funds. Our Short-Term Treasury Fund posted a modest return of 1.4%. But a decline of nearly 14% in the market value of bonds held by our Long-Term Treasury Fund resulted in a net total return of -8.3%. Our Intermediate-Term Treasury Fund returned -4.3%.

       As we noted in our report a year ago, fluctuating interest rates will cause significant swings in the total returns (capital change plus reinvested dividends) of bond funds, especially for our Intermediate- and Long-Term Treasury Funds, whose holdings have, on average, longer maturities than those of most peer funds. This year's negative capital return (or price change) for our Long-Term Treasury Fund was preceded by positive capital returns of 5.9% in fiscal 1999 and 9.8% in fiscal 1998. Over long periods, the ups and downs of capital returns tend to cancel each other out, leaving the interest income earned by your funds as the dominant factor in their returns. Indeed, for long-term investors in bond funds, an increase in interest rates is good news.

       The table above presents the 12-month total return for each fund, compared with those of its average mutual fund competitor and an unmanaged bond market index. The table also shows the annualized yield for each fund as of January 31. The positive side of the past year's surge in interest rates is that our funds' yields were up considerably from a year before--by 0.60 percentage point (60 basis points) for the Treasury Money Market Fund; 1.77 percentage points for the Short-Term Treasury Fund; 1.88 for the Intermediate-Term Treasury Fund; and 1.41 for the Long-Term Treasury Fund. The important point about higher yields is that reinvested income is more productive. Per-share figures for each fund, including net asset values, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

During the 12 months ended January 31, the economy continued its stupendous growth unabated. The unemployment rate reached a 30-year low, and consumer confidence was at an all-time high. However, good economic news is often bad news for bonds. Bond investors viewed the continued economic expansion with fear because higher growth rates can ignite higher inflation, the enemy of bonds. (Rising prices diminish the purchasing power of a bond's interest payments, making bonds less attractive.) Indeed, the Consumer Price Index did record an increase in the inflation rate--to 2.7% during the year ended January 31, from a 1.7% rate during the previous 12 months. However, much of the increase stemmed from a spike in oil prices, which many analysts regard as a one-time event.

       The yield of the 30-year Treasury bond rose 1.4 percentage points to 6.49% during the period, and the yield of the 10-year Treasury jumped more than 2 percentage points to 6.67%--to almost 0.20 percentage point above the 30-year bond's yield. Investors were thus being paid more for taking less risk--a striking illustration of stress in the bond market. The yield of 3-month T-bills rose to 5.69% from 4.45% a year ago. The Lehman Aggregate Bond Index--which measures the entire taxable U.S. bond market and has an intermediate-term average maturity--returned -1.9%. The Lehman Long Treasury Index returned -8.3%.

       The Federal Reserve Board, seeking to slow the economy and preempt any acceleration in inflation, increased short-term interest rates three times, by a total of 75 basis points, during the fiscal year. Surprisingly, higher interest rates did not stop the U.S. stock market's ascent, despite some sharp interim setbacks.

       The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, gained 14.4% during the fiscal year. Small- and mid-capitalization stocks managed to outpace large-cap stocks for the first time in several years:
The large-cap-dominated Standard & Poor's 500 Index gained 10.3%, less than one-third of the remarkable 31.7% gain of the Wilshire 4500 Completion Index (measuring the total U.S. market except for the S&P 500 stocks). Growth stocks, particularly technology-related issues, drove most of the gains.

FISCAL 2000 PERFORMANCE OVERVIEW

Among the Vanguard Admiral Funds, only the Treasury Money Market Fund exceeded the average return for its peer group. Our Short-Term Treasury Fund matched its peer group average, but the longer average maturities of our Intermediate-Term and Long-Term Funds caused them to trail their average competitors for the first time since fiscal 1997.

       Our TREASURY MONEY MARKET FUND maintained its $1 share price, as is expected but not guaranteed. Its 4.8% return outpaced the 4.3% gain of the average Treasury money market fund and matched the return of its unmanaged benchmark index.

       The 1.4% return of our SHORT-TERM TREASURY FUND matched that of its average peer and was slightly ahead of that of its index. Though the market value of the fund's holdings declined -3.9%, its interest income more than offset the drop.

       However, interest income wasn't enough to compensate for the drop in value in the remaining two funds. Our INTERMEDIATE-TERM TREASURY FUND, with an average maturity of almost 8 years, or about 3 years longer than its peers, had a return of -4.3%, coming in 1.3 percentage points behind its average competitor, but a bit ahead of its index. The -8.3% return of our LONG-TERM TREASURY FUND, which is about twice as sensitive to interest-rate changes as our Intermediate-Term fund, matched the return of its benchmark index but was 2.1 percentage points behind that of its average peer, which had an average maturity about four years shorter than our fund.

       The table at right breaks each fund's total return into its income and capital components and shows each fund's yield on January 31, 1999, and January 31, 2000.

-----------------------------------------------------------------
                                             TOTAL RETURNS
                       ANNUALIZED          FISCAL YEAR ENDED
                       YIELDS* ON          JANUARY 31, 2000
                       JANUARY 31,    ---------------------------
ADMIRAL                -----------    INCOME    CAPITAL     TOTAL
TREASURY FUND          1999   2000    RETURN    RETURN     RETURN
-----------------------------------------------------------------
Money Market           4.56%  5.16%      4.8%      0.0%     4.8%
Short-Term             4.73   6.50       5.3      -3.9      1.4
Intermediate-Term      4.96   6.84       5.6      -9.9     -4.3
Long-Term              5.30   6.71       5.4     -13.7     -8.3
-----------------------------------------------------------------

*7-day yield for the Treasury Money Market Fund; 30-day yield for other funds.

LIFETIME PERFORMANCE OVERVIEW

Over a longer period, the Vanguard Admiral Funds have provided excellent results, as each has earned returns superior to its peer-group average. In the case of the Long-Term Treasury Fund, our return since inception has exceeded that of the competitive group by an average of 1.6 percentage points a year--a substantial margin. The table below summarizes each fund's return since inception on December 14, 1992, and compares it with those of comparable fixed-income mutual funds and a relevant market index. The table also shows how hypothetical $50,000 investments in our funds, their average competitors, and their indexes would have grown over the period.

---------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                     DECEMBER 14, 1992, TO JANUARY 31, 2000
                                     --------------------------------------
                                         AVERAGE         FINAL VALUE OF
                                         ANNUAL             A $50,000
                                         RETURN        INITIAL INVESTMENT
---------------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND                    4.7%                   $69,491
---------------------------------------------------------------------------
Average Treasury
  Money Market Fund                    4.3                     67,352
Salomon Smith Barney
  3-Month Treasury Index               4.8                     69,626
---------------------------------------------------------------------------
ADMIRAL SHORT-TERM
  TREASURY FUND                        5.5%                   $73,020
Average Short Treasury Fund            5.0                     70,848
Lehman 1-5 Year
  Treasury Index                       5.6                     73,892
---------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
  TREASURY FUND                        6.2%                   $77,022
Average Intermediate
  Treasury Fund                        5.5                     73,174
Lehman 5-10 Year
  Treasury Index                       6.4                     77,611
---------------------------------------------------------------------------
ADMIRAL LONG-TERM
  TREASURY FUND                        7.6%                   $84,325
Average General
  Treasury Fund                        6.0                     75,688
Lehman Long
  Treasury Index                       7.8                     85,615
---------------------------------------------------------------------------

       The Performance Summaries on pages 10 through 13 include graphs showing cumulative returns for the lifetime of each of our funds as well as year-by-year breakdowns of the income and capital returns earned by each.

       Our fine longer-term performance stems from skilled investment management by the managers in Vanguard's Fixed Income Group and from our low costs, which give us a distinct advantage over our peers. Our expense ratio (annual expenses as a percentage of average net assets) for the fiscal year amounted to 0.15% ($1.50 per $1,000 in net assets), far lower than the 0.59% to 0.96% ($5.90 to $9.60 per $1,000 in assets) charged by our average competitors.

       A bond fund's expenses directly reduce the income it provides to shareholders.

The drag of higher costs is especially evident in Treasury bond funds, which must compete while investing in the same pools of securities. Over time, cost differences account for virtually all of the variation in total returns among funds investing in Treasuries with similar maturities.

       Low costs keep our returns from straying too far from those of our benchmark indexes, which exist only on paper and don't incur the operating and transaction costs that real-world mutual funds must bear. Since their inceptions, our funds have provided annualized returns within 0.2 percentage point of the returns of their indexes.

       In past reports, when falling interest rates augmented the returns on our funds, we cautioned against expecting interest rates to move only in one direction. Similarly, we now caution against undue pessimism after a year of disappointing returns. Fluctuations in interest rates are to be expected, although their timing and magnitude are unpredictable. For long-term investors, such fluctuations do nothing to negate the important attributes of bond funds: an ongoing stream of income along with diversification to balance out some of the risk of stock holdings.

IN SUMMARY

The recent difficulties in the bond market may prompt investors to question the value of diversification. But abandoning laggards and chasing winners is a risky strategy. As the last month of the fiscal year showed, the stock market can be volatile, and consistently stellar returns are by no means guaranteed.

       The huge disparity between stock and bond returns has not shaken our belief that investors are best served by selecting and sticking with a mix of stock, bond, and money market funds appropriate to their investment time horizon, goals, and risk tolerance. A well-balanced portfolio provides some exposure to the market's upside while limiting some of the downside. Investors should keep their eyes on the far horizon and not let turbulence sway them from their course.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer
February 15, 2000

A NOTE OF THANKS TO OUR FOUNDER

As you may have read on the inside cover of our report, our founder, John C. Bogle, retired on December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------
                                  NET ASSET VALUE
                                     PER SHARE                  12 MONTHS              SEC
                                    JANUARY 31,          -----------------------     30-DAY
                                 ----------------         INCOME        CAPITAL   ANNUALIZED
ADMIRAL FUND                     1999         2000       DIVIDENDS       GAINS*        YIELD
---------------------------------------------------------------------------------------------
Treasury Money Market         $  1.00       $  1.00        $0.047        --          5.16%**
Short-Term Treasury             10.22          9.81         0.532    $0.017          6.50
Intermediate-Term Treasury      10.94          9.82         0.610     0.042          6.84
Long-Term Treasury              11.72         10.02         0.636     0.103          6.71
---------------------------------------------------------------------------------------------

 *Includes long-term and short-term capital gains distributions.

**7-day yield.

THE MARKETS IN PERSPECTIVE
YEAR ENDED JANUARY 31, 2000

The surprising strength of global economic growth was something of a tonic for stocks but seemed toxic for bonds during the fiscal year ended January 31, 2000.

     Interest rates soared--causing bond prices to fall--as investors and central banks worried that the rapid expansion in economic activity would cause inflation to worsen. Financial markets were anything but boring, as day-to-day price fluctuations for bonds and stocks were pronounced during the period.

U.S. STOCK MARKETS

The U.S. economy's performance was superlative during the fiscal year. Economic output grew at an inflation-adjusted rate of about 4%, a very rapid pace for a huge economy that has been expanding without pause for a record 107 months--nearly nine years. Growth also picked up in Asia and Europe. U.S. unemployment fell to 4.0% of the workforce, the lowest rate in 30 years. Inflation accelerated a bit--largely due to a 125% increase in oil prices--but the 2.7% increase in the Consumer Price Index (CPI) was hardly extreme. Corporate profits rose at a double-digit rate, providing some support for stock prices, which ordinarily are hurt by rising interest rates. Even so, some of the biggest gains were in stocks of companies with no profits at all.

---------------------------------------------------------------------------
                                              AVERAGE ANNUAL RETURNS
                                          ---------------------------------
                                          PERIODS ENDED JANUARY 31, 2000
---------------------------------------------------------------------------
                                         1 YEAR       3 YEARS       5 YEARS
---------------------------------------------------------------------------
STOCKS
   S&P 500 Index                        10.3%        22.9%        26.6%
   Russell 2000 Index                   17.7         11.7         16.6
   Wilshire 5000 Index                  14.4         22.2         25.5
   MSCI EAFE Index                      19.6         14.9         12.6
---------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index          -1.9%         5.5%         7.2%
   Lehman 10 Year Municipal Bond Index  -3.1          4.5          6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index           4.8          5.0          5.2
---------------------------------------------------------------------------
OTHER
   Consumer Price Index                  2.7%         2.0%         2.3%
---------------------------------------------------------------------------


       The overall market, as measured by the Wilshire 5000 Total Market Index, recorded a 14.4% return, despite a -4.1% decline in the final month of the fiscal year. Small- and mid-capitalization stocks, which had lagged large-cap stocks for most of the previous five years, were the star performers. The 10.3% return of the large-cap S&P 500 Index, which represents more than 75% of the total market's value, badly trailed the 31.7% return of the rest of the market, as measured by the Wilshire 4500 Completion Index.

       The rise in the market averages obscured extremely wide variations in returns for various sectors. The small "other energy" category, home to oil exploration and services companies that benefited from pricier oil, soared 56%. But the consumer-staples group, which includes a number of big beverage, food, and tobacco companies, posted a horrid -19% return. Technology companies, which have become the market's largest sector, returned 38%. So did the producer-durables group, which includes several fast-growing makers of high-technology and telecommunications equipment. Higher fuel prices were a factor in the -13% decline for the auto & transportation group.

       In general, the market rewarded rapid growth and even the prospect of rapid growth while punishing sectors where actual or expected growth was subpar. This wide disparity based on expectations is reflected in the price/earnings (P/E) ratios for various sectors. For example, as of January 31, technology stocks in the S&P 500 Index had a market-cap weighted average P/E ratio of 56, more than five times the average P/E of 10 for auto & transportation stocks.

U.S. BOND MARKETS

Bond prices, which move in the opposite direction from interest rates, dropped almost continuously throughout the fiscal year. In part, the rise in rates reflected more borrowing by corporations and individuals. But a major factor was the anticipation that the U.S. economy's strong expansion would either rekindle inflation or force the Federal Reserve Board to keep boosting rates to counter that threat.

       Official inflation gauges sent ambiguous signals. The CPI rose 2.7% during the 12 months ended January 31, versus 1.7% during the previous 12 months. However, the CPI's "core rate," which excludes energy and food prices, gained a relatively modest 1.9%.

       The Fed, trying to cool the economy, raised its target for short-term interest rates on June 30 by one-quarter percentage point. It did so by a quarter-point again in August and November and, just after the end of our fiscal year, on February 2--a total increase of 1 full point in just over seven months.

       For the year, the Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a proxy for the entire taxable bond market, posted a -1.9% decline. On balance, yields rose by about 2 percentage points for intermediate-term U.S. Treasury securities. The 10-year Treasury's yield was 6.67% on January 31, 202 basis points above its 4.65% yield a year earlier. The rate increase was less pronounced--140 basis points--for 30-year Treasury bonds, which benefited because the federal government's growing budget surplus is reducing the supply of long-term securities.

       This led late in the fiscal year to an unusual "inversion" of the yield curve--instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds. As of January 31, for example, the yield of 3-year Treasury notes was 6.69%, while 30-year bonds yielded 6.49%. Short-term rates, which are most influenced by the Fed's moves, increased about 125 basis points; the yield on 3-month Treasury bills rose to 5.69% on January 31, 124 basis points above the level when the fiscal year began.

INTERNATIONAL STOCK MARKETS

Expanding economic activity and increased merger and acquisition activity were foundations of a strong year in international stock markets, which generally outperformed Wall Street. The biggest returns were from Pacific-region and emerging markets that bounced back from severe slumps in the previous two years.

       The overall return for U.S. investors from developed markets was 19.6%, as measured by the Morgan Stanley Capital International Europe, Australia, Far East Index. The MSCI Pacific Free Index was up 48.0% in U.S.-dollar terms, as returns of 38.5% in local currencies were boosted nearly 10 percentage points due to a rise in the value of the Japanese yen versus the dollar. In Europe, currency fluctuations had the opposite effect: A 20.8% local return was reduced to 8.3% for U.S. investors because the value of European currencies generally slumped versus the dollar.

       Emerging stock markets enjoyed a remarkable rebound. The Select Emerging Markets Free Index returned 57.8%, making up almost all the ground lost in the two previous years.

REPORT FROM THE ADVISER

The fiscal year ended January 31, 2000, was an ugly period for bond investors. Interest rates moved steadily higher in response to a strong economy that prompted the Federal Reserve Board to tighten monetary policy by raising rates. For shareholders of the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds, increasing market interest rates eroded net asset values. For the Admiral Treasury Money Market Fund, which seeks to maintain a stable net asset value of $1 per share, the rise in rates translated into higher returns.

       As the fiscal year began, the bond market was recovering from a chaotic period following Russia's default on its debts in August 1998. The Russian crisis initiated a wave of fear that engulfed global markets. As fear triumphed over greed, investors seeking quality and liquidity flocked to U.S. Treasury securities. Their buying pushed yields down to levels not seen in a generation. On October 5, 1998, the benchmark 30-year Treasury bond yielded 4.72%. The markets in other fixed-income securities (corporate bonds, mortgages, and asset-backed securities) were near gridlock, so the Fed reduced short-term interest rates three times to improve liquidity.

       The Fed's rate reductions had the desired effect: Liquidity improved for other segments of the bond market, with spreads between bid and offering prices returning to near-normal levels that had prevailed in the first half of 1998. By early 1999, as the specter of financial Armageddon receded in investors' minds, the market began to see a reversal of the flight to quality that had sent buyers flocking to Treasuries. Investors began to focus on economic news to determine price levels. What they saw was an American economy that was growing very rapidly, propelled by strong consumer spending and capital investment. Real (inflation-adjusted) gross domestic product grew at a rate of about 4% for all of 1999, and in the second half of the year growth accelerated to an annualized rate of nearly 6%. The demand for workers by U.S. companies caused the unemployment rate to fall to a 30-year low. Although inflation remained subdued, the bond market was plagued by concern that the Fed would raise interest rates to forestall a future rise in prices. The Fed, indeed, raised its target for short-term rates three times in increments of 25 basis points, (four times, if we count the increase on February 2, after our year-end). Investors had anticipated those increases by selling bonds, which caused the steady rise in rates that we saw during the fiscal year. The 30-year Treasury bond closed the period with a yield of 6.49%, up 1.4 percentage points from its opening level.

       Yields increased even more for many other segments of the Treasury bond market. In January 2000, the Treasury announced that current and projected federal budget surpluses would enable it to cut back the issuance of 30-year bonds and that it would begin buying back outstanding long-term bonds. The prospect of a shrinking supply of bonds with maturities of 15 years or more resulted in greater demand for these bonds, so their yields rose more slowly than yields on shorter-term instruments. Yields on Treasuries with maturities between 2 and 10 years, for example, rose a bit more than 2 percentage points during the fiscal year.

       Although corporate and mortgage-backed securities also were hurt by the rise in market rates, they generally suffered less than Treasuries. Investors who shunned these sectors a year ago were eager purchasers during fiscal 2000, causing a narrowing in the gap between yields of these bonds and those of Treasuries.

A REVIEW OF OUR FUNDS

The rise in interest rates and the resulting fall in bond prices caused negative capital returns for our three bond funds, offsetting much or all of the income they generated. (A breakdown of capital and income returns is presented in the Chairman's report on page 3.)

       During fiscal 2000, our Short-Term, Intermediate-Term, and Long-Term Treasury Funds maintained average durations below those of their index benchmarks. We thus were able to mitigate some of the damage done to net asset values by rising interest rates (a longer duration implies increased sensitivity to rate changes). However, our Intermediate- and Long-Term Funds typically have higher average duration than their mutual fund peers, a characteristic that hurts when interest rates are rising, as during the past year. We adjusted the average maturity of the Admiral Treasury Money Market Fund's holdings--sometimes raising it and sometimes lowering it--at various points during the year based on our diagnosis of supply/demand conditions in the short-term Treasury market and our anticipation of Fed policy changes.

THE RISKS AHEAD

At this point, the market appears to have "priced in" additional Fed tightening of monetary policy. The consensus view is that the Fed will raise its target federal funds rate an additional 0.50% by mid-2000. Whether such steps will slow the economy enough to suit the Fed is debatable. However, the rise in yields since autumn 1998 has significantly boosted income from bonds, something that will help counter the blow to prices if the Fed does raise rates further than expected. Corporate bonds provide attractive yield premiums if we are correct in our view that the economy will continue growing at a healthy pace.

       The Vanguard Admiral Funds provide a full range of Treasury maturity options so that investors can select the fund whose characteristics best suit their needs. We remain committed to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

February 15, 2000



INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARY
ADMIRAL TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that returns can fluctuate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------
                ADMIRAL TREASURY AVERAGE
                MONEY MARKET FUND                  FUND*
FISCAL     CAPITAL       INCOME      TOTAL         TOTAL
YEAR       RETURN        RETURN      RETURN        RETURN
------------------------------------------------------------
1993        0.0%          0.4%        0.4%          0.4%
1994        0.0           3.0         3.0           2.6
1995        0.0           4.2         4.2           3.8
1996        0.0           5.7         5.7           5.3
1997        0.0           5.2         5.2           4.7
1998        0.0           5.3         5.3           4.8
1999        0.0           5.1         5.1           4.6
2000        0.0           4.8         4.8           4.3
-----------------------------------------------------------

*Average Treasury Money Market Fund.

See Financial Highlights table on page 30 for dividend information for the past five years.

SEC 7-Day Annualized Yield (1/31/2000): 5.16%


CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------------------------------
              Money Market               Average Treasury     Salomon S. Barney
              Admiral Treasury           Money Market Fund    3-Month Treasury Index
12/14/92      50000                      50000                50000
1993 01       50205                      50190                50210
1993 04       50564                      50511                50573
1993 07       50937                      50836                50958
1993 10       51318                      51167                51351
1994 01       51706                      51500                51748
1994 04       52104                      51839                52173
1994 07       52606                      52285                52713
1994 10       53187                      52814                53321
1995 01       53874                      53447                54039
1995 04       54623                      54125                54804
1995 07       55402                      54847                55597
1995 10       56161                      55550                56368
1996 01       56922                      56253                57133
1996 04       57637                      56875                57844
1996 07       58377                      57535                58587
1996 10       59137                      58211                59358
1997 01       59901                      58897                60121
1997 04       60652                      59548                60882
1997 07       61453                      60262                61671
1997 10       62257                      60994                62470
1998 01       63083                      61736                63279
1998 04       63892                      62442                64080
1998 07       64724                      63190                64891
1998 10       65549                      63921                65699
1999 01       66314                      64588                66431
1999 04       67047                      65208                67159
1999 07       67809                      65876                67927
1999 10       68615                      66587                68747
2000 01       69491                      67352                69626

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED JANUARY 31, 2000
                                                      ------------------------------------
                                                                                   SINCE        FINAL VALUE OF A
                                                        1 YEAR       5 YEARS     INCEPTION      $50,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
         Admiral Treasury Money Market Fund               4.79%       5.22%         4.72%            $69,491
         Average Treasury Money Market Fund*              4.28        4.73          4.27             67,352
         Salomon Smith Barney 3-Month Treasury Index      4.81        5.20          4.75             69,626
------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION
                                          INCEPTION                             ----------------------------------
                                            DATE        1 YEAR       5 YEARS    CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money Market Fund      12/14/1992       4.74%       5.23%      0.00%       4.72%       4.72%
------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL SHORT-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.



TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------
                  ADMIRAL SHORT-TERM
                    TREASURY FUND                LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1993         1.7%       0.7%         2.4%         2.3%
1994         1.0        4.5          5.5          6.1
1995        -4.6        5.2          0.6         -0.1
1996         4.7        6.7         11.4         -2.0
1997        -1.9        6.0          4.1          4.1
1998         1.1        6.1          7.2          7.9
1999         1.1        5.6          6.7          7.0
2000        -3.9        5.3          1.4          1.3
-----------------------------------------------------------

*Lehman 1-5 Year Treasury Index.

See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
------------------------------------------------------------------
               Admiral Short-Term        Average Short     Lehman 1-5 Year
               Treasury                  Treasury Fund     Treasury Index
12/14/92        50000                    50000             50000
1993 01         51176                    50958             51165
1993 04         52300                    51885             52334
1993 07         52573                    52177             52814
1993 10         53405                    53144             53753
1994 01         53989                    53613             54297
1994 04         52844                    52316             52907
1994 07         53519                    52923             53623
1994 10         53591                    53453             53565
1995 01         54297                    53908             54231
1995 04         56002                    55089             56024
1995 07         57691                    56464             57784
1995 10         58889                    58087             59066
1996 01         60494                    59601             60750
1996 04         59874                    58515             60085
1996 07         60638                    59095             60853
1996 10         62212                    60991             62516
1997 01         62945                    61603             63223
1997 04         63485                    61646             63745
1997 07         65143                    63220             65648
1997 10         66178                    64639             66786
1998 01         67485                    65897             68217
1998 04         68046                    65788             68742
1998 07         69133                    66767             69856
1998 10         71664                    69571             72596
1999 01         72006                    69897             72958
1999 04         72157                    69341             73011
1999 07         72114                    69397             73139
1999 10         73022                    70718             73990
2000 01         73020                    70848             73892


                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED JANUARY 31, 2000
                                      ---------------------------------
                                                                 SINCE      FINAL VALUE OF A
                                      1 YEAR       5 YEARS     INCEPTION   $50,000 INVESTMENT
------------------------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund       1.41%       6.10%         5.45%        $73,020
Average Short Treasury Fund*           1.36        5.62          5.01          70,848
Lehman 1-5 Year Treasury Index         1.28        6.38          5.63          73,892
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
--------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                      INCEPTION                                -------------------------------
                                        DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------
Admiral Short-Term Treasury Fund     12/14/1992       1.86%       6.46%         -0.05%       5.59%       5.54%
--------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
-----------------------------------------------------------------
             ADMIRAL INTERMEDIATE-TERM
                  TREASURY FUND                 LEHMAN*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-----------------------------------------------------------------
1993         2.9%       0.9%         3.8%         3.8%
1994         4.1        5.8          9.9         10.6
1995        -9.4        5.7         -3.7         -4.5
1996        11.7        7.5         19.2         19.6
1997        -5.0        6.3          1.3          1.3
1998         4.2        6.8         11.0         11.7
1999         3.3        6.1          9.4         10.0
2000        -9.9        5.6         -4.3         -5.0
-----------------------------------------------------------------

*Lehman 5-10 Year Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
--------------------------------------------------------------------------------
              Admiral Intermediate     Average Intermediate    Lehman 5-10 Year
              Term Treasury            Treasury Fund           Treasury Index
12/14/92      50000                    50000                   50000
1993 01       51875                    51675                   51888
1993 04       53828                    53317                   53815
1993 07       54949                    54201                   55242
1993 10       56577                    55756                   57050
1994 01       57008                    56321                   57404
1994 04       53709                    53610                   53784
1994 07       54543                    54043                   54613
1994 10       53626                    53526                   53547
1995 01       54917                    54637                   54844
1995 04       57536                    56548                   57603
1995 07       60442                    58151                   60566
1995 10       62865                    59960                   63019
1996 01       65437                    62915                   65604
1996 04       62545                    60631                   62626
1996 07       63252                    60692                   63352
1996 10       65876                    62574                   66088
1997 01       66285                    63940                   66476
1997 04       66549                    64020                   66559
1997 07       69775                    66160                   70200
1997 10       71277                    67211                   71865
1998 01       73562                    70136                   74248
1998 04       73670                    70236                   74379
1998 07       75360                    70745                   76090
1998 10       79914                    74180                   81473
1999 01       80512                    75445                   81687
1999 04       78822                    74373                   79779
1999 07       77196                    72507                   78190
1999 10       78062                    73068                   78931
2000 01       77022                    73174                   77611


                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED JANUARY 31, 2000
                                                     ----------------------------------
                                                                                SINCE      FINAL VALUE OF A
                                                     1 YEAR       5 YEARS     INCEPTION   $50,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund               -4.33%       7.00%         6.25%          $77,022
Average Intermediate Treasury Fund*                   -3.01        6.02          5.49            73,174
Lehman 5-10 Year Treasury Index                       -4.99        7.19          6.36            77,611
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION
                                          INCEPTION                                 -----------------------------------
                                            DATE         1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund   12/14/1992      -3.43%       7.50%          0.12%       6.26%         6.38%
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
ADMIRAL LONG-TERM TREASURY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JANUARY 31, 2000
--------------------------------------------------------------
            ADMIRAL LONG-TERM TREASURY FUND     LEHMAN*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN      RETURN      RETURN
--------------------------------------------------------------
1993         3.0%      1.0%          4.0%         3.8%
1994         8.6       7.3          15.9         16.7
1995       -12.9       6.3          -6.6         -7.5
1996        18.6       8.1          26.7         27.4
1997        -8.1       6.4          -1.7         -1.6
1998         9.8       7.3          17.1         18.3
1999         5.9       6.2          12.1         12.3
2000       -13.7       5.4          -8.3         -8.3
--------------------------------------------------------------

*Lehman Long Treasury Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 14, 1992-JANUARY 31, 2000
-----------------------------------------------------------------------
            Admiral Long-term     Average General     Lehman Long-term
            Treasury Fund         Treasury Fund       Treasury Index
12/14/92    50000                 50000               50000
1993 01     51984                 51668               51910
1993 04     54221                 53465               54191
1993 07     57330                 55847               57583
1993 10     60101                 58002               60541
1994 01     60248                 58054               60594
1994 04     54897                 53999               54890
1994 07     55850                 54724               55834
1994 10     53591                 53310               53500
1995 01     56273                 54832               56056
1995 04     59171                 56850               59166
1995 07     63461                 59721               63411
1995 10     67907                 62969               67870
1996 01     71319                 65552               71432
1996 04     65360                 61546               65497
1996 07     66431                 62175               66556
1996 10     70023                 65167               70211
1997 01     70074                 65702               70303
1997 04     70055                 64925               70173
1997 07     75870                 69002               76566
1997 10     78107                 71058               79072
1998 01     82024                 74309               83140
1998 04     81872                 73554               83008
1998 07     84926                 75247               86183
1998 10     90430                 79429               91969
1999 01     91957                 80648               93333
1999 04     87478                 77261               88653
1999 07     84657                 75352               85907
1999 10     85150                 76236               86267
2000 01     84325                 75688               85615


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED JANUARY 31, 2000
                                              ----------------------------------
                                                                         SINCE       FINAL VALUE OF A
                                              1 YEAR       5 YEARS     INCEPTION    $50,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
         Admiral Long-Term Treasury Fund      -8.30%       8.43%         7.60%      $84,325
         Average General Treasury Fund*       -6.15        6.66          5.99        75,688
         Lehman Long Treasury Index           -8.27        8.84          7.83        85,615
-------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------------
                                                                                   SINCE INCEPTION
                                     INCEPTION                               ------------------------------
                                        DATE       1 YEAR       5 YEARS      CAPITAL    INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------
Admiral Long-Term Treasury Fund     12/14/1992      -8.54%       8.71%       0.79%       6.72%   7.51%
-----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------
Yield                                 5.2%
Average Maturity                   64 days
Average Quality                   Treasury
Expense Ratio                        0.15%


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------------------
Treasury                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality, with U.S. agency bonds almost equally high.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.


FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                   ADMIRAL          LEHMAN
                                SHORT-TERM          INDEX*
------------------------------------------------------------
Number of Issues                        33           5,567
Yield                                 6.5%            7.0%
Yield to Maturity                     6.8%            7.4%
Average Coupon                        6.0%            6.8%
Average Maturity                 2.8 years       8.8 years
Average Quality                   Treasury             Aaa
Average Duration                 2.1 years       4.9 years
Expense Ratio                        0.15%              --
Cash Reserves                         2.9%              --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Short
CREDIT QUALITY           Treasury/Agency


VOLATILITY MEASURES
------------------------------------------------------------
                                         ADMIRAL    LEHMAN
                                      SHORT-TERM    INDEX*
------------------------------------------------------------
R-Squared                                0.81         1.00
Beta                                     0.49         1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------
Treasury                                              88.4%
Agency                                                11.6
------------------------------------------------------------
Total                                                100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------
Under 1 Year                                           2.3%
1-3 Years                                             54.0
3-5 Years                                             38.4
Over 5 Years                                           5.3
------------------------------------------------------------
Total                                                100.0%

FUND PROFILE

ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.


FINANCIAL ATTRIBUTES
-----------------------------------------------------------------
                                         ADMIRAL           LEHMAN
                               INTERMEDIATE-TERM           INDEX*
-----------------------------------------------------------------
Number of Issues                              29            5,567
Yield                                       6.8%             7.0%
Yield to Maturity                           6.9%             7.4%
Average Coupon                              7.2%             6.8%
Average Maturity                       7.7 years        8.8 years
Average Quality                         Treasury              Aaa
Average Duration                       5.2 years        4.9 years
Expense Ratio                              0.15%               --
Cash Reserves                               3.2%               --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Medium
CREDIT QUALITY           Treasury/Agency


VOLATILITY MEASURES
-----------------------------------------------------------------
                                         ADMIRAL           LEHMAN
                               INTERMEDIATE-TERM           INDEX*
-----------------------------------------------------------------
R-Squared                                   0.93             1.00
Beta                                        1.34             1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------------------
Treasury                                                    87.5%
Agency                                                      12.5
-----------------------------------------------------------------
Total                                                      100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------------------
Under 1 Year                                                 1.9%
1-5 Years                                                    5.0
5-10 Years                                                  88.7
10-20 Years                                                  3.2
20-30 Years                                                  1.2
Over 30 Years                                                0.0
-----------------------------------------------------------------
Total                                                      100.0%

FUND PROFILE
ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of January 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 15.

FINANCIAL ATTRIBUTES
------------------------------------------------------------------
                                   ADMIRAL                 LEHMAN
                                 LONG-TERM                 INDEX*
------------------------------------------------------------------
Number of Issues                        21                  5,567
Yield                                 6.7%                   7.0%
Yield to Maturity                     6.7%                   7.4%
Average Coupon                        7.2%                   6.8%
Average Maturity                19.9 years              8.8 years
Average Quality                   Treasury                    Aaa
Average Duration                 9.7 years              4.9 years
Expense Ratio                        0.15%                     --
Cash Reserves                         4.7%                     --

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
-----------------------------------
AVERAGE MATURITY         Long
CREDIT QUALITY           Treasury/Agency

VOLATILITY MEASURES
------------------------------------------------------------------
                                   ADMIRAL                 LEHMAN
                                 LONG-TERM                 INDEX*
------------------------------------------------------------------
R-Squared                             0.88                   1.00
Beta                                  2.02                   1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------------------------
Treasury                                                     88.6%
Agency                                                       11.4
------------------------------------------------------------------
Total                                                       100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
------------------------------------------------------------------
Under 1 Year                                                  2.7%
1-5 Years                                                     0.0
5-10 Years                                                   14.8
10-20 Years                                                  23.8
20-30 Years                                                  58.7
Over 30 Years                                                 0.0
------------------------------------------------------------------
Total                                                       100.0%

FINANCIAL STATEMENTS
JANUARY 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                                 YIELD**          DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (101.6%)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                            5.101%-5.166%     2/3/2000          $  228,295   $  228,230
U.S. Treasury Bill                                             5.13%-5.256%     3/2/2000             481,560      479,501
U.S. Treasury Bill                                             5.05%-5.258%    2/10/2000             570,240      569,527
U.S. Treasury Bill                                            5.166%-5.281%     3/9/2000             604,638      601,415
U.S. Treasury Bill                                            5.285%-5.351%    3/16/2000             122,246      121,466
U.S. Treasury Bill                                            5.192%-5.373%    2/17/2000             150,000      149,655
U.S. Treasury Bill                                            5.337%-5.464%    3/23/2000             216,000      214,370
U.S. Treasury Bill                                                   5.561%     6/1/2000               6,932        6,805
U.S. Treasury Bill                                                   5.611%    6/15/2000                 734          719
U.S. Treasury Bill                                                   5.859%     8/3/2000             165,000      160,254
U.S. Treasury Note                                                    4.50%    9/30/2000              48,438       47,941
U.S. Treasury Note                                                   5.125%    8/31/2000             150,000      149,277
U.S. Treasury Note                                                   5.375%    7/31/2000             110,000      109,707
U.S. Treasury Note                                                    5.50%    2/29/2000             495,000      495,085
U.S. Treasury Note                                                   5.625%    4/30/2000               7,351        7,354
U.S. Treasury Note                                                   5.875%    2/15/2000             313,142      313,233
U.S. Treasury Note                                                    6.00%    8/15/2000             255,000      255,086
U.S. Treasury Note                                                   6.375%    5/15/2000             809,720      811,852
U.S. Treasury Note                                                    6.75%    4/30/2000             382,000      383,256
U.S. Treasury Note                                                   6.875%    3/31/2000             465,000      466,174
U.S. Treasury Note                                                   7.125%    2/29/2000             135,000      135,199
U.S. Treasury Note                                                    8.50%    2/15/2000              30,699       30,734
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $5,736,840)                                                                                            5,736,840
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET AT
                                                                                                                     VALUE*
                                                                                                                      (000)
ADMIRAL TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.6%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             $   191,760
Payables for Investment Securities Purchased                                                                        (250,005)
Other Liabilities                                                                                                    (30,799)
                                                                                                                 -----------
                                                                                                                     (89,044)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 5,647,769,510 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $5,647,796
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $     1.00
============================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-----------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT      PER
                                                                                                              (000)    SHARE
-----------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                         $5,647,769     $1.00
 Undistributed Net Investment Income                                                                             --        --
 Accumulated Net Realized Gains                                                                                  27        --
 Unrealized Appreciation                                                                                         --        --
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                              $5,647,796     $1.00
=============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                   COUPON**         DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.1%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (85.6%)
U.S. Treasury Inflation-Indexed Note                                 3.375%    1/15/2007          $   32,398   $    30,596
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009              10,262         9,925
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              15,605        15,536
U.S. Treasury Note                                                    5.00%    2/28/2001              23,000        22,660
U.S. Treasury Note                                                   5.625%    5/15/2001              22,000        21,757
U.S. Treasury Note                                                    5.75%    4/30/2003             145,600       141,704
U.S. Treasury Note                                                   6.125%   12/31/2001              20,600        20,416
U.S. Treasury Note                                                    6.25%    4/30/2001              73,500        73,282
U.S. Treasury Note                                                    6.25%    1/31/2002              93,000        92,364
U.S. Treasury Note                                                   6.375%    1/31/2002               5,000         4,979
U.S. Treasury Note                                                    6.50%    5/31/2001               3,000         2,999
U.S. Treasury Note                                                    6.50%    8/31/2001              95,900        95,768
U.S. Treasury Note                                                   6.625%    7/31/2001             127,000       127,103
U.S. Treasury Note                                                    7.50%   11/15/2001              39,800        40,366
U.S. Treasury Note                                                   7.875%    8/15/2001              20,000        20,370
Banco Nacional de Comercio Exterior
   (U.S. Government Guaranteed)                                      6.475%    5/15/2000 (1)             589           589
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2001 (1)(3)        2,400         2,395
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                       5.73%    1/15/2003 (1)(2)       25,712        25,284
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)           6,261         6,284
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003 (1)          23,333        22,834
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    6/30/2007 (1)          16,285        14,997
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)           5,500         5,297
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2002 (1)           4,333         4,325
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.76%    6/15/2006 (1)          20,000        19,184
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    6/15/2005 (1)          10,335         9,945
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004              65,950        62,534
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004              10,000         9,627
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004              40,000        38,605
                                                                                                                   -------
                                                                                                                   941,725
AGENCY BONDS & NOTES (6.0%)                                                                                        -------
Federal Farm Credit Bank                                              5.73%    7/28/2003               9,361         8,951
Federal Home Loan Mortgage Corp.                                      6.30%     6/1/2004              30,000        28,820
Federal National Mortgage Assn.                                       6.13%     6/3/2004              30,000        28,657
                                                                                                               -----------
                                                                                                                    66,428
MORGAGE-BACKED SECURITIES (5.5%)
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          39,191        37,238
Federal National Mortgage Assn.                                       6.00%     8/1/2006 (1)          24,114        22,897
                                                                                                               -----------
                                                                                                                    60,135
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,091,431)                                                                                             1,068,288
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.4%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              27,695        27,695
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000              20,861        20,861
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $48,556)                                                                                                   48,556
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $1,139,987)                                                                                             1,116,844
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                    VALUE*
                                                                                                                     (000)
ADMIRAL SHORT-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets---Note B                                                                                          $   13,502
Liabilities--Note G                                                                                               (30,550)
                                                                                                               -----------
                                                                                                                  (17,048)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 112,117,198 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,099,796
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $9.81
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the aggregate value of this security was $25,284,000 representing 2.3% of net assets.

(3) Restricted security representing 0.2% of net assets at January 31, 2000.

---------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,137,776       $10.15
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                             (14,837)        (.13)
 Unrealized Depreciation--Note F                                                                     (23,143)        (.21)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,099,796       $ 9.81
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                            COUPON           DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.8%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.4%)
U.S. Treasury Bond                                                    7.50%   11/15/2016          $  $37,765   $  $40,651
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)         180,850      218,174
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              15,982       14,953
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010              39,262       39,090
U.S. Treasury Note                                                   6.000%    8/15/2009              47,900       45,666
U.S. Treasury Note                                                   6.125%    8/15/2007             146,300      141,055
U.S. Treasury Note                                                    6.50%    8/15/2005              12,000       11,865
U.S. Treasury Note                                                    6.50%   10/15/2006              45,100       44,470
U.S. Treasury Note                                                   6.875%    5/15/2006              33,100       33,297
U.S. Treasury Note                                                    7.00%    7/15/2006             142,200      143,933
U.S. Treasury Note                                                    7.50%    2/15/2005             133,600      137,720
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)           6,915        7,091
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)           6,553        6,380
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)       16,201       15,670
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)           1,549        1,543
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.46%   12/15/2005 (1)           8,348        8,378
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)           5,833        5,881
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)           2,333        2,392
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)           3,421        3,281
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/15/2004 (1)          17,184       16,662
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)           8,609        8,308
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)          12,000       11,725
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)          37,500       36,450
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005              29,100       26,507
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008              49,800       44,893
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007               5,500        5,242
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007              13,235       13,081
                                                                                                               -----------
                                                                                                                1,084,358
                                                                                                               -----------
AGENCY BONDS & NOTES (12.4%)
Federal National Mortgage Assn.                                      6.625%    9/15/2009              31,250       29,686
Federal National Mortgage Assn.                                       7.25%    1/15/2010             131,270      130,455
                                                                                                               -----------
                                                                                                                  160,141

--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,296,132)                                                                                            1,244,499
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (18.9%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              23,933       23,933
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000             218,663      218,663
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $242,596)                                                                                                242,596
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (115.7%)
   (COST $1,538,728)                                                                                            1,487,095
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
ADMIRAL INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.7%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   22,275
Security Lending Collateral Payable to Brokers--Note G                                                           (218,663)
Other Liabilities                                                                                                  (5,504)
                                                                                                               -----------
                                                                                                                 (201,892)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 130,930,030 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,285,203
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                            9.82
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, the value of this security was $15,670,000, representing 1.2% of net assets.

(3) Securities with a value of $1,206,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,370,830       $10.47
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                             (33,804)        (.26)
 Unrealized Depreciation--Note F
   Investment Securities                                                                             (51,633)        (.39)
   Futures Contracts                                                                                    (190)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,285,203       $ 9.82
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT       VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                    COUPON**         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.3%)
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.0%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $      100   $       92
U.S. Treasury Bond                                                   6.125%   11/15/2027               1,450        1,365
U.S. Treasury Bond                                                   6.375%    8/15/2027              16,265       15,804
U.S. Treasury Bond                                                    6.50%   11/15/2026              26,590       26,237
U.S. Treasury Bond                                                   6.625%    2/15/2027              19,450       19,496
U.S. Treasury Bond                                                    6.75%    8/15/2026 (1)          37,960       38,592
U.S. Treasury Bond                                                   6.875%    8/15/2025               2,350        2,422
U.S. Treasury Bond                                                   7.500%   11/15/2016              13,505       14,537
U.S. Treasury Bond                                                   7.875%    2/15/2021              56,079       63,467
U.S. Treasury Bond                                                   8.125%    8/15/2019              29,058       33,453
U.S. Treasury Bond                                                   8.125%    5/15/2021              68,125       79,043
U.S. Treasury Bond                                                   8.875%    2/15/2019              46,003       56,521
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009               4,782        4,625
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029               9,171        8,580
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010               4,501        4,482
U.S. Treasury Note                                                    6.00%    8/15/2009               7,100        6,769
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009               4,000        3,802
                                                                                                               -----------
                                                                                                                  379,287
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
AGENCY BONDS & NOTES (11.3%)
Federal Home Loan Bank                                               5.800%     9/2/2008              20,850       18,826
Federal Home Loan Mortgage Corp.                                     6.750%    9/15/2029               4,900        4,551
Federal National Mortgage Assn.                                      6.625%    9/15/2009               6,050        5,747
Federal National Mortgage Assn.                                      7.250%    1/15/2010              21,795       21,660
                                                                                                               -----------
                                                                                                                   50,784
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $444,338)                                                                                                430,071
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           5.73%     2/1/2000              12,156       12,156
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                   5.73%     2/1/2000               7,118        7,118
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $19,274)                                                                                                  19,274
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
   (COST $463,612)                                                                                                449,345
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
--------------------------------------------------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                            $  11,839
Liabilities--Note G                                                                                                (9,723)
                                                                                                                ----------
                                                                                                                    2,116
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 45,041,090 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $451,461
==========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.02
==========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) Securities with a value of $5,083,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $475,542       $10.56
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Loss--Note E                                                                (9,799)        (.22)
 Unrealized Depreciation--Note F
   Investment Securities                                                                             (14,267)        (.32)
   Futures Contracts                                                                                     (15)          --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $451,461       $10.02
==========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------------
                                                         ADMIRAL            ADMIRAL              ADMIRAL          ADMIRAL
                                                        TREASURY         SHORT-TERM    INTERMEDIATE-TERM        LONG-TERM
                                                    MONEY MARKET           TREASURY             TREASURY         TREASURY
                                                            FUND               FUND                 FUND             FUND
                                                    ----------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31, 2000
                                                    ----------------------------------------------------------------------
                                                           (000)              (000)                (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                            $268,280            $66,991             $ 82,231         $ 29,179
    Security Lending                                          --                180                  209               35
                                                     ---------------------------------------------------------------------
        Total Income                                     268,280             67,171               82,440           29,214
                                                     ---------------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
        Investment Advisory Services                         693                158                  172               61
        Management and Administrative                      6,332              1,381                1,526              522
        Marketing and Distribution                         1,150                263                  275               91
    Custodian Fees                                            52                 10                   15               11
    Auditing Fees                                              9                  7                    7                6
    Shareholders' Reports                                     89                 21                   27               15
    Trustees' Fees and Expenses                                6                  1                    2                1
                                                     ---------------------------------------------------------------------
        Total Expenses                                     8,331              1,841                2,024              707
        Expenses Paid Indirectly--Note C                     (13)                --                   --               --
                                                     ---------------------------------------------------------------------
        Net Expenses                                       8,318              1,841                2,024              707
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    259,962             65,330               80,416           28,507
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                37            (14,724)             (33,603)          (8,790)
    Futures Contracts                                         --                 --                 (113)              --
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                      37            (14,724)             (33,716)          (8,790)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                     --            (33,310)            (106,972)         (60,517)
    Futures Contracts                                         --                 --                 (205)             (15)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                            --            (33,310)            (107,177)         (60,532)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                           $259,999            $17,296             $(60,477)       $ (40,815)
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                 ADMIRAL                          ADMIRAL SHORT-TERM
                                                            MONEY MARKET FUND                       TREASURY FUND
                                                      --------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                      --------------------------------------------------------------------
                                                             2000              1999               2000              1999
                                                            (000)             (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   259,962        $  221,665         $   65,330        $   51,308
    Realized Net Gain (Loss)                                   37              (284)           (14,724)            6,290
    Change in Unrealized Appreciation (Depreciation)           --                --            (33,310)            4,134
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                     259,999           221,381             17,296            61,732
                                                      --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (259,962)         (221,665)           (65,330)          (51,308)
    Realized Capital Gain                                      --                --             (2,088)           (4,773)
                                                      --------------------------------------------------------------------
        Total Distributions                              (259,962)         (221,665)           (67,418)          (56,081)
                                                      --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              5,808,863         5,189,503            565,512           889,960
    Issued in Lieu of Cash Distributions                  244,537           206,536             51,770            44,624
    Redeemed                                           (5,462,597)       (4,219,201)          (724,694)         (463,865)
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                            590,803         1,176,838           (107,412)          470,719
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             590,840         1,176,554           (157,534)          476,370
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                   5,056,956         3,880,402          1,257,330           780,960
                                                      --------------------------------------------------------------------
    End of Year                                       $ 5,647,796        $5,056,956         $1,099,796        $1,257,330
==========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                              5,808,863         5,189,503             56,468            87,237
    Issued in Lieu of Cash Distributions                  244,537           206,536              5,185             4,376
    Redeemed                                           (5,462,597)       (4,219,201)           (72,513)          (45,568)
                                                      --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                            590,803         1,176,838            (10,860)           46,045
==========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                         ADMIRAL INTERMEDIATE-TERM                 ADMIRAL LONG-TERM
                                                               TREASURY FUND                         TREASURY FUND
                                                       --------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------------------------
                                                               2000            1999               2000              1999
                                                              (000)           (000)              (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $  80,416        $  64,893          $  28,507         $  23,642
    Realized Net Gain (Loss)                               (33,716)          20,371             (8,790)            6,371
    Change in Unrealized Appreciation (Depreciation)      (107,177)          17,871            (60,532)           17,628
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
            Resulting from Operations                      (60,477)         103,135            (40,815)           47,641
                                                       --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                  (80,416)         (64,893)           (28,507)          (23,642)
    Realized Capital Gain                                   (5,431)            (969)            (4,442)           (2,175)
                                                       --------------------------------------------------------------------
        Total Distributions                                (85,847)         (65,862)           (32,949)          (25,817)
                                                       --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                 593,029          752,778            307,237           388,444
    Issued in Lieu of Cash Distributions                    66,698           51,403             25,103            19,302
    Redeemed                                              (588,132)        (386,931)          (305,846)         (257,933)
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) from Capital
            Share Transactions                              71,595          417,250             26,494           149,813
---------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                              (74,729)         454,523            (47,270)          171,637
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                    1,359,932          905,409            498,731           327,094
                                                       --------------------------------------------------------------------
    End of Year                                         $1,285,203       $1,359,932           $451,461          $498,731
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                  57,596           69,909             29,162            33,961
    Issued in Lieu of Cash Distributions                     6,530            4,776              2,390             1,685
    Redeemed                                               (57,479)         (35,851)           (29,053)          (22,520)
                                                       --------------------------------------------------------------------
        Net Increase (Decrease) in
            Shares Outstanding                               6,647           38,834              2,499            13,126
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------------------
                                                                          ADMIRAL TREASURY MONEY MARKET FUND
                                                                                YEAR ENDED JANUARY 31,
                                                                                ----------------------
---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .047         .050         .052         .051         .055
    Net Realized and Unrealized Gain (Loss) on Investments        --           --           --           --           --
                                                           ----------------------------------------------------------------
        Total from Investment Operations                        .047         .050         .052         .051         .055
                                                           ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.047)       (.050)       (.052)       (.051)       (.055)
    Distributions from Realized Capital Gains                     --            --          --            --          --
                                                           ----------------------------------------------------------------
        Total Distributions                                    (.047)       (.050)       (.052)       (.051)       (.055)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00
===========================================================================================================================

TOTAL RETURN                                                   4.79%        5.12%        5.31%        5.24%        5.66%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $5,648       $5,057       $3,880       $3,247       $1,778
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       4.69%        4.97%        5.20%        5.12%        5.50%
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                             ADMIRAL SHORT-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY 31,
                                                            ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000        1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $10.22       $10.15       $10.04       $10.23       $ 9.77
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .532         .548         .592         .587         .626
    Net Realized and Unrealized Gain (Loss) on Investments   (.393)        .114         .110        (.190)        .460
                                                           ----------------------------------------------------------------
        Total from Investment Operations                      .139         .662         .702         .397        1.086
                                                           ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (.532)       (.548)       (.592)       (.587)       (.626)
    Distributions from Realized Capital Gains                (.017)       (.044)          --           --           --
                                                           ----------------------------------------------------------------
        Total Distributions                                  (.549)       (.592)       (.592)       (.587)       (.626)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $ 9.81       $10.22       $10.15       $10.04       $10.23
===========================================================================================================================

TOTAL RETURN                                                 1.41%        6.70%        7.21%        4.05%       11.41%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $1,100       $1,257         $781         $553         $426
    Ratio of Total Expenses to Average Net Assets            0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets     5.32%        5.35%        5.89%        5.85%        6.22%
    Portfolio Turnover Rate                                   120%         130%          81%          80%          95%
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                           ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                                                                                YEAR ENDED JANUARY  31,
                                                                -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $10.94       $10.60       $10.17       $10.70       $ 9.58
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .610         .624         .645         .648         .665
    Net Realized and Unrealized Gain (Loss) on Investments    (1.078)        .348         .430        (.530)       1.120
                                                              -------------------------------------------------------------
        Total from Investment Operations                       (.468)        .972        1.075         .118        1.785
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.610)       (.624)       (.645)       (.648)       (.665)
    Distributions from Realized Capital Gains                  (.042)       (.008)          --           --           --
                                                              -------------------------------------------------------------
        Total Distributions                                    (.652)       (.632)       (.645)       (.648)       (.665)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $ 9.82       $10.94       $10.60       $10.17       $10.70
===========================================================================================================================

TOTAL RETURN                                                  -4.33%        9.45%       10.98%        1.30%       19.16%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $1,285       $1,360         $905         $659         $585
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       5.96%        5.80%        6.28%        6.37%        6.49%
    Portfolio Turnover Rate                                      72%          63%          34%          52%          64%
===========================================================================================================================



---------------------------------------------------------------------------------------------------------------------------
                                                                             ADMIRAL LONG-TERM TREASURY FUND
                                                                                 YEAR ENDED JANUARY  31,
                                                              -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.72       $11.12       $10.13       $11.06       $ 9.40
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .636         .654         .669         .681         .691
    Net Realized and Unrealized Gain (Loss) on Investments    (1.597)        .653         .990        (.900)       1.749
                                                              -------------------------------------------------------------
        Total from Investment Operations                       (.961)       1.307        1.659        (.219)       2.440
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.636)       (.654)       (.669)       (.681)       (.691)
    Distributions from Realized Capital Gains                  (.103)       (.053)          --        (.030)       (.089)
                                                              -------------------------------------------------------------
        Total Distributions                                    (.739)       (.707)       (.669)       (.711)       (.780)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.02       $11.72       $11.12       $10.13       $11.06
===========================================================================================================================

TOTAL RETURN                                                  -8.30%       12.11%       17.05%       -1.75%       26.74%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                          $451         $499         $327         $192         $186
    Ratio of Total Expenses to Average Net Assets              0.15%        0.15%        0.15%        0.15%        0.15%
    Ratio of Net Investment Income to Average Net Assets       6.05%        5.72%        6.41%        6.72%        6.66%
    Portfolio Turnover Rate                                      55%          32%          13%          42%         125%
===========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

            ------------------------------------------------------------------------------------------------
                                               CAPITAL CONTRIBUTED        PERCENTAGE           PERCENTAGE
                                                   TO VANGUARD              OF FUND           OF VANGUARD'S
            ADMIRAL FUND                              (000)               NET ASSETS         CAPITALIZATION
            ------------------------------------------------------------------------------------------------
            Treasury Money Market                   $1,208                     0.02%                1.2%
            Short-Term Treasury                        223                     0.02                 0.2
            Intermediate-Term Treasury                 264                     0.02                 0.3
            Long-Term Treasury                          90                     0.02                 0.1
            ------------------------------------------------------------------------------------------------

The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2000, custodian fee offset arrangements reduced expenses of the Admiral Treasury Money Market Fund by $13,000.

D. During the year ended January 31, 2000, purchases and sales of U.S. government securities other than temporary cash investments were:

------------------------------------------------------------------------------------------------
                                                                             (000)
                                                               ---------------------------------
ADMIRAL FUND                                                    PURCHASES              SALES
------------------------------------------------------------------------------------------------
Short-Term Treasury                                            $1,445,015           $1,557,641
Intermediate-Term Treasury                                      1,062,084              941,824
Long-Term  Treasury                                               267,627              250,584
------------------------------------------------------------------------------------------------

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Admiral Long-Term Treasury Fund had realized losses totaling $406,000 through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

      At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

-------------------------------------------------------------------------------------------------
                                                               EXPIRATION
                                                           FISCAL YEARS ENDING        AMOUNT
 ADMIRAL FUND                                                  JANUARY 31,             (000)
-------------------------------------------------------------------------------------------------
 Short-Term Treasury                                             2008-2009            $13,925
 Intermediate-Term Treasury                                      2008-2009             33,921
 Long-Term  Treasury                                             2008-2009              9,360
-------------------------------------------------------------------------------------------------

F. At January 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was:

------------------------------------------------------------------------------------------------
                                                               (000)
                                  --------------------------------------------------------------
                                                                                       NET
                                      APPRECIATED             DEPRECIATED          UNREALIZED
ADMIRAL FUND                          SECURITIES              SECURITIES          DEPRECIATION
------------------------------------------------------------------------------------------------
Short-Term Treasury                   $     66                 $(23,209)            $(23,143)
Intermediate-Term Treasury                 513                  (52,146)             (51,633)
Long-Term Treasury*                      2,468                  (17,141)             (14,673)
------------------------------------------------------------------------------------------------

*See Note E.

      At January 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2000 and the related unrealized appreciation (depreciation) were:


------------------------------------------------------------------------------------------------
                                                                           (000)
                                                            -----------------------------------
                                       NUMBER OF               AGGREGATE           UNREALIZED
                                     LONG (SHORT)             SETTLEMENT          APPRECIATION
ADMIRAL FUND/FUTURES CONTRACTS         CONTRACTS                 VALUE           (DEPRECIATION)
------------------------------------------------------------------------------------------------
Intermediate-Term Treasury/
  U.S. Treasury Bond                     (102)                 $  9,406               $(293)
  U.S. Treasury Note                      176                    16,682                 103

Long-Term Treasury/
  U.S. Treasury Bond                      (36)                    3,320                 (68)
  U.S. Treasury Note                       62                     5,876                  53
------------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market values of securities on loan to broker/dealers at January 31, 2000, and collateral received with respect to such loans, were:

------------------------------------------------------------------------------------------------
                                                                (000)
                                    ------------------------------------------------------------
                                                                    COLLATERAL RECEIVED
                                                             -----------------------------------
                                      MARKET VALUE                                MARKET VALUE
                                        OF LOANED                               OF U.S. TREASURY
ADMIRAL FUND                           SECURITIES               CASH               SECURITIES
------------------------------------------------------------------------------------------------
Short-Term Treasury                    $  49,623             $  20,861              $  30,298
Intermediate-Term Treasury               330,261               218,663                118,673
Long-Term Treasury                        27,907                 7,118                 21,544
------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Admiral Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Admiral Treasury Money Market Fund, Vanguard Admiral Short-Term Treasury Fund, Vanguard Admiral Intermediate-Term Treasury Fund, and Vanguard Admiral Long-Term Treasury Fund (constituting Vanguard Admiral Funds, hereafter referred to as the "Funds") at January 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

March 6, 2000

-----------------------------------------------------------------------------

SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD ADMIRAL FUNDS

This information for the fiscal year ended January 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

   The Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund distributed $1,351,000, $3,104,000, and $4,053,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended January 31, 2000, all of which are designated as 20% rate gain distributions.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-----------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.




All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[PHOTO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600





WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



Q120-03/20/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

DS SEMIANNUAL REPORT 7-31-00

VANGUARD ADMIRAL FUNDS(R)


July 31, 2000


semiannual



VANGUARD ADMIRAL
  TREASURY MONEY
  MARKET FUND

VANGUARD ADMIRAL
  SHORT-TERM
  TREASURY FUND

VANGUARD ADMIRAL
  INTERMEDIATE-TERM
  TREASURY FUND

VANGUARD ADMIRAL
  LONG-TERM
  TREASURY FUND

[PHOTO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS
REPORT FROM THE CHAIRMAN...................................     1

THE MARKETS IN PERSPECTIVE.................................     5

REPORT FROM THE ADVISER....................................     7

PERFORMANCE SUMMARIES......................................     9

FUND PROFILES..............................................    11

FINANCIAL STATEMENTS.......................................    16

   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.

 Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell indexes.

  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Bond prices generally recovered during the six months ended July 31, 2000, the first half of the Vanguard Admiral Funds' fiscal year. Longer-term Treasury bonds displayed particular strength, helping our bond funds to rebound from a disappointing fiscal 2000. Our returns ranged from 2.9% for our Treasury Money Market Fund to 9.1% for our Long-Term Treasury Fund.

       The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each fund compared with those of its average mutual fund competitor and an unmanaged bond market index. The table also lists the funds' annualized yields, which fluctuated during the half-year in line with interest rates. The yields on the Treasury Money Market and Short-Term Treasury Funds rose, while those on the Intermediate- and Long-Term Treasury Funds declined. On July 31, our yields ranged from 5.98% for the Money Market Fund to 6.55% for the Short-Term Treasury Fund.

------------------------------------------------------------------------------
                                               TOTAL RETURNS            SEC
                                             SIX MONTHS ENDED       ANNUALIZED
                                               JULY 31, 2000          YIELD*
------------------------------------------------------------------------------
ADMIRAL TREASURY
   MONEY MARKET FUND                              2.9%                5.98%

Average U.S. Treasury Money
   Market Fund**                                  2.6

Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                       2.8
------------------------------------------------------------------------------
ADMIRAL SHORT-TERM TREASURY FUND                  3.9%                6.55%

Average Short U.S. Treasury Fund**                3.5

Lehman Brothers 1-5 Year
    U.S. Treasury Bond Index                      4.0
------------------------------------------------------------------------------
ADMIRAL INTERMEDIATE-TERM
   TREASURY FUND                                  5.9%                6.46%

Average Intermediate
   U.S. Treasury Fund**                           5.2

Lehman Brothers 5-10 Year
   U.S. Treasury Bond Index                       6.3
------------------------------------------------------------------------------
ADMIRAL LONG-TERM TREASURY FUND                   9.1%                6.22%

Average General
   U.S. Treasury Fund**                           6.9

Lehman Brothers Long
   U.S. Treasury Bond Index                       9.4
------------------------------------------------------------------------------

 *7-day yield for the Money Market Fund; 30-day yield for other funds.

**Derived from data provided by Lipper Inc.

       Details on each fund, including per-share net asset values and income dividends, are presented in the table that follows this letter.

       We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. Over long periods, however, the price effects of fluctuating interest rates tend to be offset, so interest income accounts for virtually all of the total return on a bond fund.

       The table on page 2 presents each fund's return for the twelve months ended July 31, divided into its income and capital components. It also illustrates the inverse relationship between interest rates and bond prices. During the past twelve months, interest rates on short- and intermediate-term bonds rose, causing declines in the value of our Short- and

------------------------------------------------------------------------
                                         COMPONENTS OF TOTAL RETURNS
                                             TWELVE MONTHS ENDED
                                                JULY 31, 2000
                                  --------------------------------------
                                   INCOME          CAPITAL        TOTAL
ADMIRAL TREASURY FUND              RETURN          RETURN        RETURN
------------------------------------------------------------------------
Money Market                        5.4%             0.0%         5.4%
Short-Term                          5.9             -0.7          5.2
Intermediate-Term                   6.4             -0.8          5.6
Long-Term                           6.6              2.1          8.7
------------------------------------------------------------------------

Intermediate-Term Treasury Funds. But long-term interest rates moved lower, leading to a price increase for the Long-Term Treasury Fund. Keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news. Money market yields and returns quickly adjust higher. And for long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because a bond fund's dividend income is reinvested at higher yields. Conversely, when rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends. For further information on capital and income returns for each fund, see the Performance Summaries beginning on page 9.

       Our Money Market Fund maintained its share price of $1, as is expected but not guaranteed.

THE PERIOD IN REVIEW

The financial markets were stormy during the six months ended July 31. Overall, the economic news was good. The economy continued its robust growth--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. But investors spent much of the half-year worrying about a resurgence in inflation and the heady valuations of many technology-related stocks. In this environment, bonds delivered higher returns than stocks.

       The Federal Reserve Board, in an effort to slow the economy's momentum and head off an uptick in inflation, continued to raise short-term interest rates during the period. The Fed boosted its target for the federal funds rate--the rate that banks charge each other for overnight loans--three times, by a total of 1 percentage point (100 basis points).

       The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 53 basis points to end the half-year at 6.22%. However, rates on longer-term government issues quickly went the other way, as the Treasury started to repurchase its bonds for the first time since the 1930s. The shrinking supply of long-term public debt--the government has also curbed new bond issuance--caused long-term Treasury prices to rise and their yields to fall. Evidence that the economy may be easing into a period of slower growth mounted in June, prompting rallies in both the stock and bond markets. By July 31, the 30-year Treasury bond's yield had fallen 71 basis points, to 5.78%. The yield of the 10-year Treasury bond declined a bit less (64 basis points), to 6.03% at the end of the period. Treasury bonds in each maturity range (short-, intermediate-, and long-term) outperformed their investment-grade corporate counterparts. The margin was greatest (4.6 percentage points) for long-term bonds.

       Led by the Treasury sector, the bond market rebounded from a difficult fiscal 2000. The Lehman Aggregate Bond Index, a broad measure of the U.S. bond market, excluding only high-yield ("junk") bonds and municipal securities, posted a return of 5.3% during the six months ended July 31.

       The U.S. stock market, meanwhile, rose modestly during the half-year. The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, returned 1.5%. The large-capitalization-dominated S&P 500 Index returned 3.2%, outperforming the small-cap-oriented Russell 2000 Index (up 1.3%). The Nasdaq Composite Index, which is crowded with technology stocks, declined -3.9%.

PERFORMANCE OVERVIEW

During the half-year ended July 31, the returns of each of the Vanguard Admiral Funds outpaced those of competing mutual funds that hold Treasury securities of similar maturity. Our TREASURY MONEY MARKET FUND gained 2.9% for the period, beating the 2.6% average return of Treasury money market funds, not surprising given our much lower operating costs.

       Our SHORT-TERM TREASURY FUND returned 3.9%, a bit better than the 3.5% return of the average short-term Treasury fund. The two other Admiral funds outpaced their peers by wider margins. The INTERMEDIATE-TERM TREASURY FUND returned 5.9%, versus 5.2% for competing funds. Our LONG-TERM TREASURY FUND returned 9.1%, well ahead of the 6.9% average return of its peers.

       Our bond funds outpaced the results of competing funds, in part because our investment adviser, Vanguard Fixed Income Group, maintained average fund maturities that were longer than those of their average peers. For example, the average weighted maturity of our Long-Term Treasury Fund is 18.3 years, while the average maturity of its comparative group is just over 16 years. Longer maturities typically mean higher yields, but also increased price sensitivity to changes in interest rates.

       It's important to understand that when interest rates are declining--as they have been for the better part of the past decade--our funds have an extra advantage over their average peers. Of course, our longer-than-average maturities are a detriment when rates are rising.

       Our funds performed in line with their unmanaged indexes during the six months. The Treasury Money Market Fund outpaced its index by 0.1 percentage point, but the other three funds fell short by 0.1-0.4 percentage point. Expenses explain most of the shortfall. While each of our funds has an annualized expense ratio (expenses as a percentage of average net assets) of 0.15%, indexes exist only "on paper" and therefore incur no operating costs.

       We believe that our policy of maintaining longer maturities will pay off for shareholders in the long run because, as noted, longer maturities normally provide higher yields. What is more, our funds are aided in their quest to provide superior yields by their extremely low expenses. The average expense ratios of our comparative groups run from 0.60% for short-term Treasury funds to 0.84% for intermediate-term Treasury funds. This difference gives us a remarkable and sustainable advantage of as much as 69 basis points (0.69 percentage point). In the bond market--particularly the market for Treasury securities--costs clearly matter.

IN SUMMARY

Stocks probably disappointed many investors during the six months ended July 31. After all, they've been delivering double-digit gains with regularity since the mid-1990s, and have not often trailed bonds. For long-term investors, however, the lesson of the half-year should be plain: Trying to "time the market" is hazardous.

       Bond investors who stayed true to their investment plan after enduring a difficult fiscal 2000 were rewarded during the half-year. The course of interest rates is impossible to predict. But I am confident that investors who maintain a balanced mix of stock funds, bond funds, and short-term reserves, suitable for their time horizons, goals, and tolerance for risk, stand the best chance of success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 15, 2000





IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                  NET ASSET VALUE                        PERIODS ENDED JULY 31, 2000
                                     PER SHARE                      SIX MONTHS                  TWELVE MONTHS
                              ------------------------     -------------------------     --------------------------        SEC
                              JAN. 31,        JULY 31,      INCOME           CAPITAL       INCOME           CAPITAL     ANNUALIZED
ADMIRAL TREASURY FUND           2000            2000       DIVIDENDS          GAINS      DIVIDENDS           GAINS        YIELD*
-----------------------------------------------------------------------------------------------------------------------------------
Money Market                   $ 1.00          $ 1.00        $0.028            --          $0.053             --          5.98%
Short-Term                       9.81            9.89         0.296            --           0.570             --          6.55
Intermediate-Term                9.82           10.07         0.319            --           0.629             --          6.46
Long-Term                       10.02           10.60         0.324            --           0.644             --          6.22
-----------------------------------------------------------------------------------------------------------------------------------

*7-day yield for the Money Market Fund; 30-day yield for the other funds.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 2000

After playing second fiddle to stocks in the past several years, bonds provided both a smoother and a more profitable ride than stocks during the six months ended July 31, 2000. The Lehman Aggregate Bond Index--a proxy for the investment-grade taxable bond market--recorded a 5.3% return, well ahead of the 1.5% return for the entire U.S. stock market, as measured by the Wilshire 5000 Index. Stock investors encountered considerable turbulence, as big day-to-day fluctuations in stocks were commonplace. And outside of the United States, stocks on average declined during the six months.

       The economic backdrop was murky. Growth was quite robust--better than 5% after inflation--in the United States. Overseas economies also were picking up strength, and corporations generally registered solid profit gains. Still, investors were uncertain whether the economic good times would keep rolling, given that the Federal Reserve Board and other central banks were raising interest rates during the period.

       The Fed, with three rate increases totaling 1 percentage point, sought to cool off the economy to keep it from overheating and pushing up inflation. Because of sharply higher costs for oil and other energy products, the Consumer Price Index gained 2.3% during the six months and 3.5% for the 12 months ended July 31. Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended July 31.

-----------------------------------------------------------------------------------------------
                                                                    TOTAL RETURNS
                                                             PERIODS ENDED JULY 31, 2000
                                                       ----------------------------------------
                                                       6 MONTHS         1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                        3.2%            9.0%          22.6%
    Russell 2000 Index                                   1.3            13.8           12.3
    Wilshire 5000 Index                                  1.5            11.2           21.1
    MSCI EAFE Index                                     -1.7             9.3            9.4
-----------------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                          5.3%            6.0%           6.5%
    Lehman 10 Year Municipal Bond Index                  5.8             5.2            5.9
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                          2.8             5.4            5.2
-----------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                 2.3%            3.5%           2.5%
-----------------------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

Rising profits, the powerful economy, and continued optimism--especially for the "new economy" TMT stocks (technology, media, and telecommunications)--kept market averages rising in February and early March. But in mid-March, value stocks took charge and TMT stocks slumped. Market leadership flip-flopped again in June, when growth stocks held sway, and in July, when value stocks outperformed growth stocks.

       The period was marked not only by volatility in market averages but also by extreme moves in individual stocks. Wall Street was unforgiving: Companies that disappointed market expectations saw their stock prices plunge. The large-capitalization S&P 500 Index posted a 3.2% return, more than double that of the overall market, and the small-cap Russell 2000 Index edged up 1.3%. The Nasdaq Composite Index, which had stratospheric gains in 1999, lost some altitude, registering a -3.9% return.

       The rise in oil and natural gas prices helped oil-exploration and services companies in the "other energy" group to post the market's biggest gains: an average of 22%. Financial services companies, whose stocks had been hurt by rising interest rates in 1999, rebounded with a 13% return. Another 1999 laggard, the health care sector, posted gains exceeding 9% during the past half-year. Big drops in regional Bell companies and AT&T caused a -15% return for the utilities sector, the worst for any market group. The materials & processing group fell -9%, largely because higher energy costs hurt energy-intensive companies such as chemical and aluminum makers.

U.S. BOND MARKETS

The Fed's three increases in its target federal funds rate (charged on overnight loans between banks) elevated the rate by 1 percentage point to 6.50% during the six months. However, because the market had anticipated some tightening by the Fed, yields of 3-month U.S. Treasury bills rose only half as far (0.53 percentage point, or 53 basis points, to 6.22%). And on longer-term Treasury securities, yields actually fell and prices rose. In part, this was due to a shrinking supply of Treasury debt: A large and growing federal budget surplus allows the Treasury to issue fewer new bonds and to buy back billions of dollars' worth of outstanding bonds. The 10-year Treasury note's yield declined 64 basis points to 6.03% on July 31, and the yield of the 30-year Treasury fell 71 basis points to 5.78%.

       Because short-term rates moved higher while long-term rates slid, there was an "inversion" in the U.S. Treasury yield curve. Instead of the usual upward slope--with yields increasing along with maturity--the curve sloped downward. On July 31, the 5.78% yield of 30-year Treasuries was 55 basis points lower than the 6.33% yield of 3-year Treasury notes. Falling rates mean rising prices for bonds, of course, and the 5.3% return of the Lehman Aggregate Bond Index during the six months reflected a price gain of 1.7% in addition to an income return of 3.6%.

       Corporate bonds didn't fare as well as Treasuries, in part because of a very different supply situation--corporations were issuing large amounts of new debt. Also, heavy borrowing by companies and the Fed's efforts to slow the economy raised the chances that some companies would have trouble paying their debts. Concern about credit quality was evident in the split between returns for low- and high-quality corporate bonds: a zero return for the Lehman High Yield Index of low-quality "junk" bonds, versus 4.8% for the high-quality Lehman Credit A or Better Index. Mortgage-backed bonds and municipal bonds, which also boast high credit quality, had solid returns: 5.6% for the Lehman GNMA Index and 4.8% for the tax-exempt Lehman 7 Year Municipal Bond Index.

INTERNATIONAL STOCK MARKETS

Because of a rise in the value of the U.S. dollar against most other currencies and a slump in Asian markets, international stocks were generally unprofitable for U.S. investors during the past six months. Although the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of developed foreign markets registered a 3.1% return in local currencies, the stronger dollar resulted in a -1.7% return for U.S. investors.

       The MSCI Europe Index generated an 8.4% return in euros, the common currency of 11 European countries. However, this was cut to a 2.8% return for dollar-based investors. The MSCI Pacific Free Index declined -10.6% in dollars and -8.1% in local currencies due to a slump in Japanese stocks, which account for more than 75% of the index.

       The Select Emerging Markets Free Index fell -10.0% in U.S. dollars, stung by weakness in South Korea (-18%), South Africa (-17%), Thailand (-50%), and Turkey (-16%). Israel was the biggest gainer among emerging markets, with a 28% return.

REPORT FROM THE ADVISER

In a welcome turnabout from a difficult 1999, the Vanguard Admiral Funds posted strong results for the fiscal first half ended July 31, 2000. Our six-month returns ranged from 2.9% for our Treasury Money Market Fund to 9.1% for our Long-Term Treasury Fund.

       Conditions during the past six months were favorable for all four funds. Interest rates rose for U.S. Treasury bills, which aided the Treasury Money Market Fund. But yields declined and prices rose for longer-term Treasury notes and bonds, resulting in capital appreciation as well as income return for the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds.

       To understand what has occurred so far this fiscal year, it's necessary to go back to autumn 1998. At that time, yields on long-term U.S. Treasury bonds had fallen below 5%. This was because of surging demand for Treasuries as a safe haven from the financial crisis that swept global markets after Russia defaulted on its government bonds. When it became apparent that the crisis was not going to result in a financial Armageddon, as some had predicted, interest rates rebounded. Rates rose through 1999 to levels that reflected the strong demand for loans by households and corporations in a growing economy.

       The Federal Reserve Board, attempting to slow the economy and forestall a rise in inflation, boosted short-term interest rates three times in 1999. The yield on the benchmark 30-year Treasury bond rose from its all-time low of 4.72% on October 5, 1998 (during the height of the financial crisis) to 6.48% on December 31, 1999. Because bond prices move in the opposite direction from yields, long-term Treasury prices plummeted in 1999.

       During the first half of 2000, the U.S. economy continued to grow at an exceptional pace--real (inflation-adjusted) gross domestic product expanded at a 5% annual rate. The Fed focused on indications that the demand for goods and services was outstripping their available supply, which could cause a buildup in inflationary pressures. Fed Chairman Alan Greenspan repeatedly identified the rise in stock prices as one source of excess spending on goods and services, contending that this "wealth effect" was fueling an unsustainably high pace of demand. The Fed raised its target federal funds rate (the interest charged by banks for overnight loans) three times during the fiscal half-year, to 6.50%. This influenced rates on short-term Treasury bills, which rose during the period.

       Normally, bond yields rise along with short-term rates when the Fed is tightening monetary policy. But during our fiscal half-year, from January 31 to July 31, yields on Treasury bonds actually declined by 0.3 to 0.7 percentage point. The result was that the yield curve was inverted: Longer-term bonds sported lower yields than short-term bonds.

       The reason for this unusual inversion of yields was a shrinking supply of long-term Treasury securities. The federal government, which is expected to post a $230 billion budget surplus this year, has started to reduce the size of its auctions of new securities and has said it would also buy back $30 billion of its outstanding debt. Given the strong economy and huge federal tax revenues (federal tax receipts as a percentage of gross domestic product are at the highest level since World War II), it's now projected that the Treasury will be able to pay off all of its outstanding marketable debt by the end of this decade.

       In other sectors of the bond market, yields didn't closely follow the lead of Treasury bonds. Government agency and mortgage-backed securities didn't enjoy the price gains seen for Treasuries, in part because issuance of new agency and mortgage-backed securities rose.

A REVIEW OF OUR FUNDS

The decline in longer-term interest rates during the last six months served as a tailwind, in the form of positive capital returns, that augmented the income generated by the Admiral Short-Term, Intermediate-Term, and Long-Term Treasury Funds. During the half-year, we maintained the funds' durations (a measure of the sensitivity of a bond's price to changes in interest rates) below those of their benchmarks. The result was that we didn't benefit as much as our index targets from the decline in interest rates during the period. However, compared with peer funds, our Intermediate-Term and Long-Term Treasury Funds generally have longer durations and, thus, greater price gains than our competitors in an environment of falling interest rates.

       We adjusted the average maturity of the Admiral Treasury Money Market Fund at various points during the half-year, based on conditions in the short-term Treasury market and our expectations for the Fed's interest rate policy. Short-term rates today are about 1 percentage point higher than a year ago, which means that money market investors are earning higher rates of return.

THE RISKS AHEAD

In the last two months, signs have emerged that the economy's rapid growth pace is slowing. These signs have led many market participants to believe that the Fed is at or near the end of its policy-tightening cycle. If they are correct, the environment should be a favorable one for bond investors. However, if the economy resumes growth at or near the rapid rates experienced during most of the first half of 2000, the Fed may raise short-term interest rates again. This would have a ripple effect and push up rates across the entire spectrum of maturities.

       The Vanguard Admiral Funds provide a full array of maturity options for Treasuries, so that investors can match their own needs fairly closely. We believe it's important for investors to periodically reevaluate their holdings as risk and return relationships change. What will not change is our commitment to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

August 10, 2000


INVESTMENT PHILOSOPHY

The funds reflect a belief that investors who want the unparalleled credit quality of U.S. Treasury securities should be able to select portfolios with maturities appropriate to their needs.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. Note that income returns can fluctuate, as can the share price of the Admiral Short-Term Treasury Fund. An investor's shares in this fund, when redeemed, could be worth more or less than their original cost.

ADMIRAL TREASURY MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
-------------------------------------------------------------------
                         ADMIRAL TREASURY                   AVERAGE
                         MONEY MARKET FUND                   FUND*
FISCAL          CAPITAL        INCOME         TOTAL          TOTAL
YEAR            RETURN         RETURN        RETURN         RETURN
-------------------------------------------------------------------
1993             0.0%           0.4%          0.4%           0.4%
1994             0.0            3.0           3.0            2.6
1995             0.0            4.2           4.2            3.8
1996             0.0            5.7           5.7            5.3
1997             0.0            5.2           5.2            4.7
1998             0.0            5.3           5.3            4.8
1999             0.0            5.1           5.1            4.6
2000             0.0            4.8           4.8            4.3
2001**           0.0            2.9           2.9            2.6
-------------------------------------------------------------------

SEC 7-Day Annualized Yield (7/31/2000): 5.98%

 *Average Treasury Money Market Fund; derived from data provided by Lipper Inc.

**Six months ended July 31, 2000.

See Financial Highlights table on page 27 for dividend information for the past five years.

ADMIRAL SHORT-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                  ADMIRAL SHORT-TERM TREASURY FUND           LEHMAN*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              1.7%          0.7%          2.4%            2.3%
1994              1.0           4.5           5.5             6.1
1995             -4.6           5.2           0.6            -0.1
1996              4.7           6.7          11.4            12.0
1997             -1.9           6.0           4.1             4.1
1998              1.1           6.1           7.2             7.9
1999              1.1           5.6           6.7             7.0
2000             -3.9           5.3           1.4             1.3
2001**            0.8           3.1           3.9             4.0
--------------------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE INCEPTION
                                             INCEPTION                                        -----------------------------------
                                               DATE           1 YEAR        5 YEARS           CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money Market Fund          12/14/1992       -5.29%          5.22%             0.00%         4.78%         4.78%
Admiral Short-Term Treasury Fund            12/14/1992        4.68           5.55             -0.04          5.63          5.59
---------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

ADMIRAL INTERMEDIATE-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                     ADMIRAL INTERMEDIATE-TERM
                           TREASURY FUND                     LEHMAN*
FISCAL          CAPITAL       INCOME          TOTAL           TOTAL
YEAR            RETURN        RETURN         RETURN          RETURN
--------------------------------------------------------------------
1993              2.9%          0.9%           3.8%           3.8%
1994              4.1           5.8            9.9           10.6
1995             -9.4           5.7           -3.7           -4.5
1996             11.7           7.5           19.2           19.6
1997             -5.0           6.3            1.3            1.3
1998              4.2           6.8           11.0           11.7
1999              3.3           6.1            9.4           10.0
2000             -9.9           5.6           -4.3           -5.0
2001**            2.5           3.4            5.9            6.3
--------------------------------------------------------------------

 *Lehman 5-10 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.

ADMIRAL LONG-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: DECEMBER 14, 1992-JULY 31, 2000
--------------------------------------------------------------------
                   ADMIRAL LONG-TERM TREASURY FUND           LEHMAN*
FISCAL          CAPITAL        INCOME         TOTAL           TOTAL
YEAR            RETURN         RETURN        RETURN          RETURN
--------------------------------------------------------------------
1993              3.0%          1.0%          4.0%             3.8%
1994              8.6           7.3          15.9             16.7
1995            -12.9           6.3          -6.6             -7.5
1996             18.6           8.1          26.7             27.4
1997             -8.1           6.4          -1.7             -1.6
1998              9.8           7.3          17.1             18.3
1999              5.9           6.2          12.1             12.3
2000            -13.7           5.4          -8.3             -8.3
2001**            5.8           3.3           9.1              9.4
--------------------------------------------------------------------

 *Lehman Long Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE INCEPTION
                                                   INCEPTION                                     -----------------------------------
                                                     DATE           1 YEAR        5 YEARS        CAPITAL        INCOME        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term Treasury Fund           12/14/1992        4.57%          5.93%          0.31%          6.30%        6.61%
Admiral Long-Term Treasury Fund                   12/14/1992        6.43           7.07           1.45           6.75         8.20
------------------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000. Key elements of this Profile are defined on page 12.


FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
Yield                                                             6.0%
Average Maturity                                               58 days
Average Quality                                               Treasury
Expense Ratio                                                   0.15%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                        100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality, with U.S. agency bonds almost equally high.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
ADMIRAL SHORT-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                         SHORT-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 35              5,974
Yield                                          6.6%               6.9%
Yield to Maturity                              6.6%               7.2%
Average Coupon                                 6.1%               6.9%
Average Maturity                          2.5 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          2.0 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               1.7%                 --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        Short
CREDIT QUALITY                          Treasury/Agency

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                         SHORT-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.82               1.00
Beta                                           0.52               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       89.8%
Agency                                                         10.2
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.2%
1-3 Years                                                      72.5
3-5 Years                                                      21.5
Over 5 Years                                                    4.8
----------------------------------------------------------------------
Total                                                         100.0%

FUND PROFILE
ADMIRAL INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                  INTERMEDIATE-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 35              5,974
Yield                                          6.5%               6.9%
Yield to Maturity                              6.5%               7.2%
Average Coupon                                 7.2%               6.9%
Average Maturity                          7.6 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          5.3 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               3.0%                 --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        MEDIUM
CREDIT QUALITY                          TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                  INTERMEDIATE-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.92               1.00
Beta                                           1.38               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       92.8%
Agency                                                          7.2
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.6%
1-5 Years                                                      13.4
5-10 Years                                                     79.0
10-20 Years                                                     4.7
20-30 Years                                                     1.3
Over 30 Years                                                   0.0
----------------------------------------------------------------------
Total                                                         100.0%

FUND PROFILE
ADMIRAL LONG-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                          LONG-TERM             INDEX*
----------------------------------------------------------------------
Number of Issues                                 19              5,974
Yield                                          6.2%               6.9%
Yield to Maturity                              6.2%               7.2%
Average Coupon                                 7.8%               6.9%
Average Maturity                         18.3 years          8.8 years
Average Quality                            Treasury                Aaa
Average Duration                          9.6 years          4.9 years
Expense Ratio                               0.15%**                 --
Cash Investments                               3.3%                 --
----------------------------------------------------------------------

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------------------------
AVERAGE MATURITY                        LONG
CREDIT QUALITY                          TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------------------------
                                            ADMIRAL             LEHMAN
                                          LONG-TERM             INDEX*
----------------------------------------------------------------------
R-Squared                                      0.84               1.00
Beta                                           1.99               1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Treasury                                                       94.4%
Agency                                                          5.6
----------------------------------------------------------------------
Total                                                         100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------------------------
Under 1 Year                                                    1.3%
1-5 Years                                                       0.0
5-10 Years                                                     13.6
10-20 Years                                                    39.3
20-30 Years                                                    45.8
Over 30 Years                                                   0.0
----------------------------------------------------------------------
Total                                                         100.0%

FINANCIAL STATEMENTS
JULY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings including each security's market value on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                                YIELD**            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.9%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                          5.629%-5.881%        9/7/2000                $413,003     $  410,579
U.S. Treasury Bill                                          5.825%-5.922%       8/24/2000                 464,918        463,195
U.S. Treasury Bill                                                 5.996%       9/14/2000                   2,824          2,804
U.S. Treasury Bill                                          5.594%-6.037%       10/5/2000                 115,824        114,578
U.S. Treasury Bill                                                 6.073%      10/12/2000                   8,176          8,078
U.S. Treasury Bill                                          6.037%-6.103%       8/10/2000                 130,302        130,070
U.S. Treasury Bill                                          6.076%-6.122%      10/26/2000                 369,278        363,973
U.S. Treasury Bill                                          5.774%-6.175%       8/17/2000                 881,932        879,553
U.S. Treasury Bill                                          6.175%-6.196%       11/2/2000                 433,000        426,338
U.S. Treasury Bill                                                 6.217%       1/18/2001                   4,287          4,165
U.S. Treasury Bond                                                 5.750%      11/15/2000                 159,931        159,656
U.S. Treasury Note                                                 4.000%      10/31/2000                 400,000        397,745
U.S. Treasury Note                                                 4.500%       9/30/2000                 618,438        616,567
U.S. Treasury Note                                                 4.500%       1/31/2001                  71,730         71,047
U.S. Treasury Note                                                 4.625%      11/30/2000                  97,500         96,956
U.S. Treasury Note                                                 5.000%       2/28/2001                 220,000        218,296
U.S. Treasury Note                                                 5.125%       8/31/2000                 382,585        382,206
U.S. Treasury Note                                                 5.250%       1/31/2001                  60,000         59,645
U.S. Treasury Note                                                 5.625%      11/30/2000                  60,000         59,863
U.S. Treasury Note                                                 5.750%      10/31/2000                  50,000         49,935
U.S. Treasury Note                                                 6.000%       8/15/2000                 308,754        308,749
U.S. Treasury Note                                                 6.125%       9/30/2000                 290,000        289,793
U.S. Treasury Note                                                 6.250%       8/31/2000                 274,396        274,371
U.S. Treasury Note                                                 8.500%      11/15/2000                  38,000         38,227
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $5,826,389)                                                                                                   5,826,389
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.1%)                                                                              $   64,214
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 5,890,391,606 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $5,890,603
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $1.00
================================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                                   $5,826,389
Receivables for Investment Securities Sold                                                                               428,126
Other Assets--Note B                                                                                                      87,600
                                                                                                                      ----------
   Total Assets                                                                                                        6,342,115
                                                                                                                      ----------
LIABILITIES
Payables for Investment Securities Purchased                                                                             426,338
Other Liabilities                                                                                                         25,174
                                                                                                                      ----------
   Total Liabilities                                                                                                     451,512
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $5,890,603
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $5,890,391          $1.00
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Gains                                                                                212             --
Unrealized Appreciation                                                                                        --             --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $5,890,603          $1.00
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL SHORT-TERM TREASURY FUND                                   COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.3%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (88.1%)
U.S. Treasury Inflation-Indexed Note                               4.250%       1/15/2010                $ 20,363     $   20,733
U.S. Treasury Note                                                 5.500%       2/28/2003                  47,500         46,566
U.S. Treasury Note                                                 5.500%       3/31/2003                  48,000         47,036
U.S. Treasury Note                                                 5.500%       5/31/2003                   5,000          4,894
U.S. Treasury Note                                                 5.625%       9/30/2001                  31,000         30,714
U.S. Treasury Note                                                 5.750%      11/30/2002                  42,600         42,053
U.S. Treasury Note                                                 5.750%       4/30/2003                  71,200         70,178
U.S. Treasury Note                                                 5.750%       8/15/2003                   6,000          5,907
U.S. Treasury Note                                                 5.875%      10/31/2001                 105,500        104,787
U.S. Treasury Note                                                 5.875%      11/30/2001                  10,000          9,930
U.S. Treasury Note                                                 6.250%       1/31/2002                 115,000        114,737
U.S. Treasury Note                                                 6.250%       2/15/2003                   4,000          3,991
U.S. Treasury Note                                                 6.375%       1/31/2002                  61,000         60,963
U.S. Treasury Note                                                 6.625%       4/30/2002 (4)              78,500         78,794
U.S. Treasury Note                                                 7.500%      11/15/2001                  39,800         40,307
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                    6.277%       4/15/2001 (1)(3)            1,600          1,597
Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                    5.730%       7/15/2001 (1)(2)           21,427         21,224
Guaranteed Export Trust (U.S. Government Guaranteed)               7.460%      12/15/2002 (1)               5,739          5,793
Guaranteed Trade Trust (U.S. Government Guaranteed)                6.104%       7/15/2003 (1)              20,000         19,684
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.100%       6/30/2007 (1)              15,200         14,159
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.696%        2/1/2005 (1)               5,000          4,871
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.735%       1/15/2001 (1)               3,250          3,243
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.760%       6/15/2006 (1)              16,000         15,418
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.926%       6/15/2005 (1)               9,447          9,166
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.450%      12/15/2010 (1)              14,318         14,250
Private Export Funding Corp. (U.S. Government Guaranteed)          5.730%       1/15/2004                  65,950         63,414
Private Export Funding Corp. (U.S. Government Guaranteed)          6.310%       9/30/2004                  10,000          9,740
Private Export Funding Corp. (U.S. Government Guaranteed)          6.450%       9/30/2004                  40,000         39,160
Private Export Funding Corp. (U.S. Government Guaranteed)          7.650%       5/15/2006                  14,500         14,897
Vendee Mortgage Trust (U.S. Government Guaranteed)                 7.250%       8/15/2004 (1)               4,544          4,539
                                                                                                                      ----------
                                                                                                                         922,745
                                                                                                                      ----------
AGENCY BONDS AND NOTES (4.6%)
Federal Farm Credit Bank                                           5.730%       7/28/2003                   9,361          9,058
Federal Home Loan Mortgage Corp.                                   5.000%       1/15/2004                  10,500          9,869
Federal National Mortgage Assn.                                    6.130%        6/3/2004                  30,000         28,938
                                                                                                                      ----------
                                                                                                                          47,865
                                                                                                                      ----------
MORTGAGE-BACKED SECURITIES (5.6%)
Federal Home Loan Mortgage Corp.                                   6.000%        8/1/2006 (1)              37,994         36,268
Federal National Mortgage Assn.                                    6.000%      11/15/2003 (1)              22,894         22,004
                                                                                                                      ----------
                                                                                                                          58,272
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,037,037)                                                                                                   1,028,882
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                  12,119         12,119
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                  77,736         77,736
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $89,855)                                                                                                         89,855
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%)
   (COST $1,126,892)                                                                                                   1,118,737
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   13,800
Security Lending Collateral Payable to Brokers--Note G                                                                   (77,736)
Other Liabilities                                                                                                         (7,817)
                                                                                                                      ----------
                                                                                                                         (71,753)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 105,857,621 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $1,046,984
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $9.89
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $21,224,000, representing 2.0% of net assets.

(3) Restricted security representing 0.2% of net assets at July 31, 2000.

(4) Securities with a value of $1,004,000 have been segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $1,076,019         $10.16
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Losses                                                                           (20,796)          (.19)
Unrealized Depreciation--Note F
  Investment Securities                                                                                    (8,155)          (.08)
  Futures Contracts                                                                                           (84)            --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,046,984         $ 9.89
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL INTERMEDIATE-TERM TREASURY FUND                            COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.0%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (89.9%)
U.S. Treasury Bond                                                 7.500%      11/15/2016                $ 48,115     $   54,841
U.S. Treasury Bond                                                10.375%      11/15/2012                 180,850        222,322
U.S. Treasury Bond                                                11.250%       2/15/2015                   3,900          5,788
U.S. Treasury Inflation-Indexed Note                               3.875%       4/15/2029                  16,267         16,337
U.S. Treasury Inflation-Indexed Note                               4.250%       1/15/2010                  26,798         27,285
U.S. Treasury Note                                                 6.000%       8/15/2009                  41,200         40,923
U.S. Treasury Note                                                 6.125%       8/15/2007                 167,300        166,771
U.S. Treasury Note                                                 6.500%       8/15/2005                  10,000         10,120
U.S. Treasury Note                                                 6.500%      10/15/2006                  51,800         52,576
U.S. Treasury Note                                                 6.500%       2/15/2010                   7,305          7,546
U.S. Treasury Note                                                 6.875%       5/15/2006                  33,100         34,152
U.S. Treasury Note                                                 7.000%       7/15/2006                 163,200        169,508
U.S. Treasury Note                                                 7.500%       2/15/2005                  73,850         77,489
Export Funding Trust (U.S. Government Guaranteed)                  8.210%      12/29/2006 (1)               6,539          6,754
Government Export Trust (U.S. Government Guaranteed)               6.000%       3/15/2005 (1)               5,929          5,831
Guaranteed Export Trust (U.S. Government Guaranteed)               7.460%      12/15/2005 (1)               7,652          7,724
Guaranteed Trade Trust (U.S. Government Guaranteed)                6.690%       1/15/2009 (1)(2)           15,531         15,175
Guaranteed Trade Trust (U.S. Government Guaranteed)                7.390%       6/26/2006 (1)               1,430          1,435
Guaranteed Trade Trust (U.S. Government Guaranteed)                7.800%       8/15/2006 (1)               5,417          5,512
Guaranteed Trade Trust (U.S. Government Guaranteed)                8.170%       1/15/2007 (1)               2,167          2,242
Overseas Private Investment Corp. (U.S. Government Guaranteed)     5.940%       6/20/2006 (1)               3,158          3,067
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.080%       8/15/2004 (1)              15,778         15,428
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.726%       9/15/2010 (1)               8,217          8,123
Overseas Private Investment Corp. (U.S. Government Guaranteed)     6.750%      12/15/2008 (1)              11,333         11,225
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.050%      11/15/2013 (1)              36,161         36,161
Overseas Private Investment Corp. (U.S. Government Guaranteed)     7.600%      12/15/2012 (1)              11,000         11,084
Private Export Funding Corp. (U.S. Government Guaranteed)          6.490%       7/15/2007                   5,500          5,319
Private Export Funding Corp. (U.S. Government Guaranteed)          5.250%       5/15/2005                  28,000         25,997
Private Export Funding Corp. (U.S. Government Guaranteed)          5.870%       7/31/2008                  49,800         45,874
Private Export Funding Corp. (U.S. Government Guaranteed)          7.110%       4/15/2007                  14,125         14,132
Private Export Funding Corp. (U.S. Government Guaranteed)          7.200%      11/15/2010                   5,700          5,719
Private Export Funding Corp. (U.S. Government Guaranteed)          7.250%       6/15/2010                  60,500         60,873
Private Export Funding Corp. (U.S. Government Guaranteed)          7.650%       5/15/2006                   6,675          6,858
                                                                                                                      ----------
                                                                                                                       1,180,191
                                                                                                                      ----------
AGENCY BONDS AND NOTES (7.1%)
Federal Home Loan Mortgage Corp.                                   7.000%       3/15/2010                  18,870         18,706
Federal National Mortgage Assn.                                    7.125%       6/15/2010                  74,620         74,742
                                                                                                                      ----------
                                                                                                                          93,448
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,291,307)                                                                                                   1,273,639
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (29.9%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                  21,004         21,004
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                 372,154        372,154
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $393,158)                                                                                                       393,158
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (126.9%)
   (COST $1,684,465)                                                                                                   1,666,797
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-26.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   21,145
Security Lending Collateral Payable to Brokers--Note G                                                                  (372,154)
Other Liabilities                                                                                                         (2,605)
                                                                                                                      ----------
                                                                                                                        (353,614)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 130,352,383 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $1,313,183
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                 $10.07
================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $15,175,000, representing 1.2% of net assets.

--------------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                        $1,365,304         $10.47
Undistributed Net Investment Income                                                                            --             --
Accumulated Net Realized Losses                                                                           (34,453)          (.26)
Unrealized Depreciation--Note F
  Investment Securities                                                                                   (17,668)          (.14)
  Futures Contracts                                                                                            --             --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $1,313,183         $10.07
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE         MARKET
                                                                                 MATURITY                  AMOUNT         VALUE*
ADMIRAL LONG-TERM TREASURY FUND                                    COUPON            DATE                   (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.7%)
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (91.2%)
U.S. Treasury Bond                                                 6.000%       2/15/2026                 $   100     $       99
U.S. Treasury Bond                                                 6.250%       5/15/2030                   8,930          9,512
U.S. Treasury Bond                                                 6.750%       8/15/2026                  35,785         39,088
U.S. Treasury Bond                                                 6.875%       8/15/2025                   2,200          2,429
U.S. Treasury Bond                                                 7.500%      11/15/2016                  11,080         12,629
U.S. Treasury Bond                                                 7.875%       2/15/2021                  51,279         61,724
U.S. Treasury Bond                                                 8.125%       5/15/2021                  61,425         75,795
U.S. Treasury Bond                                                 8.125%       8/15/2019                  26,608         32,524
U.S. Treasury Bond                                                 8.875%       2/15/2019                  40,953         53,263
U.S. Treasury Bond                                                 9.250%       2/15/2016                  21,150         27,663
U.S. Treasury Bond                                                 9.875%      11/15/2015                  27,400         37,423
U.S. Treasury Inflation-Indexed Note                               4.027%       1/15/2009                   4,660          4,811
U.S. Treasury Inflation-Indexed Note                               4.046%       4/15/2029                   2,500          2,616
U.S. Treasury Inflation-Indexed Note                               4.305%       1/15/2010                   6,285          6,515
Private Export Funding Corp. (U.S. Government Guaranteed)          6.670%       9/15/2009                   4,000          3,860
Private Export Funding Corp. (U.S. Government Guaranteed)          7.200%      11/15/2010                   1,950          1,957
Private Export Funding Corp. (U.S. Government Guaranteed)          7.250%       6/15/2010                  16,650         16,753
                                                                                                                      ----------
                                                                                                                         388,661
                                                                                                                      ----------
AGENCY BONDS AND NOTES (5.5%)
Federal Home Loan Bank                                             5.800%        9/2/2008                  20,225         18,534
Federal Home Loan Mortgage Corp.                                   7.000%       3/15/2010                   4,650          4,610
                                                                                                                      ----------
                                                                                                                          23,144
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $399,967)                                                                                                       411,805
--------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         6.59%        8/1/2000                   5,332          5,332
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note G                                 6.60%        8/1/2000                  16,862         16,862
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $22,194)                                                                                                         22,194
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $422,161)                                                                                                       433,999
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          MARKET
                                                                                                                          VALUE*
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                  $   10,437
Security Lending Collateral Payable to Brokers--Note G                                                                   (16,862)
Other Liabilities                                                                                                         (1,554)
                                                                                                                      ----------
                                                                                                                          (7,979)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 40,173,718 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                          $  426,020
================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $    10.60
================================================================================================================================

*See Note A in Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AMOUNT            PER
                                                                                                            (000)          SHARE
--------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                       $  425,247       $  10.59
 Undistributed Net Investment Income                                                                           --             --
 Accumulated Net Realized Loss                                                                            (11,065)          (.28)
 Unrealized Appreciation--Note F
   Investment Securities                                                                                   11,838            .29
   Futures Contracts                                                                                           --             --
--------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                            $  426,020       $  10.60
================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------------------------------------------------------------
                                                  ADMIRAL                ADMIRAL                  ADMIRAL            ADMIRAL
                                                 TREASURY             SHORT-TERM        INTERMEDIATE-TERM          LONG-TERM
                                             MONEY MARKET               TREASURY                 TREASURY           TREASURY
                                                     FUND                   FUND                     FUND               FUND
                                             --------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED JULY 31, 2000
                                             --------------------------------------------------------------------------------
                                                    (000)                  (000)                    (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                    $168,848                $33,376                  $41,896            $13,618
     Security Lending                                  --                    104                      373                 41
                                             --------------------------------------------------------------------------------
          Total Income                            168,848                 33,480                   42,269             13,659
                                             --------------------------------------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                356                     67                       78                 26
          Management and Administrative             3,315                    615                      742                238
          Marketing and Distribution                  564                    108                      122                 41
     Custodian Fees                                    51                     14                       10                  8
     Auditing Fees                                      5                      3                        3                  3
     Shareholders' Reports                             46                      4                        5                  3
     Trustees' Fees and Expenses                        4                     --                        1                 --
                                             --------------------------------------------------------------------------------
          Total Expenses                            4,341                    811                      961                319
          Expenses Paid Indirectly--Note C             (3)                    --                       --                 --
                                             --------------------------------------------------------------------------------
          Net Expenses                              4,338                    811                      961                319
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             164,510                 32,669                   41,308             13,340
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                       185                 (5,868)                    (624)            (1,319)
     Futures Contracts                                 --                    (91)                     (25)                53
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                              185                 (5,959)                    (649)            (1,266)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)
     Investment Securities                             --                 14,988                   33,965             26,105
     Futures Contracts                                 --                    (84)                     190                 15
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                                    --                 14,904                   34,155             26,120
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $164,695                $41,614                  $74,814            $38,194
=============================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                              ADMIRAL TREASURY                        ADMIRAL SHORT-TERM
                                                              MONEY MARKET FUND                         TREASURY FUND
                                                      --------------------------------------------------------------------------
                                                         SIX MONTHS               YEAR            SIX MONTHS               YEAR
                                                              ENDED              ENDED                 ENDED              ENDED
                                                      JUL. 31, 2000      JAN. 31, 2000         JUL. 31, 2000      JAN. 31, 2000
                                                              (000)              (000)                 (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                               $  164,510         $  259,962            $   32,669         $   65,330
     Realized Net Gain (Loss)                                   185                 37                (5,959)           (14,724)
     Change in Unrealized Appreciation (Depreciation)            --                 --                14,904            (33,310)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                    164,695            259,999                41,614             17,296
                                                      --------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                 (164,510)          (259,962)              (32,669)           (65,330)
     Realized Capital Gain                                       --                 --                    --             (2,088)
                                                      --------------------------------------------------------------------------
          Total Distributions                              (164,510)          (259,962)              (32,669)           (67,418)
                                                      --------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                               2,953,606          5,808,863               184,147            565,512
     Issued in Lieu of Cash Distributions                   156,706            244,537                24,888             51,770
     Redeemed                                            (2,867,690)        (5,462,597)             (270,792)          (724,694)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                           242,622            590,803               (61,757)          (107,412)
--------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                              242,807            590,840               (52,812)          (157,534)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                  5,647,796          5,056,956             1,099,796          1,257,330
                                                      --------------------------------------------------------------------------
     End of Period                                       $5,890,603         $5,647,796            $1,046,984         $1,099,796
================================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                               2,953,606          5,808,863                18,709             56,468
     Issued in Lieu of Cash Distributions                   156,706            244,537                 2,527              5,185
     Redeemed                                            (2,867,690)        (5,462,597)              (27,496)           (72,513)
                                                      --------------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                           242,622            590,803                (6,260)           (10,860)
================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                          ADMIRAL INTERMEDIATE-TERM                 ADMIRAL LONG-TERM
                                                                TREASURY FUND                         TREASURY FUND
                                                       ---------------------------------------------------------------------
                                                          SIX MONTHS             YEAR            SIX MONTHS            YEAR
                                                               ENDED            ENDED                 ENDED           ENDED
                                                       JUL. 31, 2000    JAN. 31, 2000         JUL. 31, 2000   JAN. 31, 2000
                                                               (000)            (000)                 (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                $   41,308       $   80,416              $ 13,340        $ 28,507
     Realized Net Gain (Loss)                                   (649)         (33,716)               (1,266)         (8,790)
     Change in Unrealized Appreciation (Depreciation)         34,155         (107,177)               26,120         (60,532)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                      74,814          (60,477)               38,194         (40,815)
                                                       ---------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (41,308)         (80,416)              (13,340)        (28,507)
     Realized Capital Gain                                        --           (5,431)                   --          (4,442)
                                                       ---------------------------------------------------------------------
          Total Distributions                                (41,308)         (85,847)              (13,340)        (32,949)
                                                       ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                  150,342          593,029                61,984         307,237
     Issued in Lieu of Cash Distributions                     31,664           66,698                10,050          25,103
     Redeemed                                               (187,532)        (588,132)             (122,329)       (305,846)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) from Capital
               Share Transactions                             (5,526)          71,595               (50,295)         26,494
----------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                27,980          (74,729)              (25,441)        (47,270)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                   1,285,203        1,359,932               451,461         498,731
                                                       ---------------------------------------------------------------------
     End of Period                                        $1,313,183       $1,285,203              $426,020        $451,461
============================================================================================================================

(1)Shares Issued (Redeemed)
     Issued                                                   15,131           57,596                 5,979          29,162
     Issued in Lieu of Cash Distributions                      3,176            6,530                   963           2,390
     Redeemed                                                (18,884)         (57,479)              (11,809)        (29,053)
                                                       ---------------------------------------------------------------------
          Net Increase (Decrease) in
               Shares Outstanding                               (577)           6,647                (4,867)          2,499
============================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

----------------------------------------------------------------------------------------------------------------------------
                                                                                ADMIRAL TREASURY MONEY MARKET FUND
                                                                                      YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED      -------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000       2000        1999        1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00      $1.00       $1.00       $1.00        $1.00       $1.00
============================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                 .028       .047        .050        .052         .051        .055
     Net Realized and Unrealized Gain (Loss)
          on Investments                                     --         --          --          --           --          --
                                                          ------------------------------------------------------------------
          Total from Investment Operations                 .028       .047        .050        .052         .051        .055
                                                          ------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                 (.028)     (.047)      (.050)      (.052)       (.051)      (.055)
     Distributions from Realized Capital Gains               --         --          --          --           --          --
                                                          ------------------------------------------------------------------
          Total Distributions                             (.028)     (.047)      (.050)      (.052)       (.051)      (.055)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.00      $1.00       $1.00       $1.00        $1.00       $1.00
============================================================================================================================

TOTAL RETURN                                              2.86%      4.79%       5.12%       5.31%        5.24%       5.66%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                $5,891     $5,648      $5,057      $3,880       $3,247      $1,778
     Ratio of Total Expenses to
          Average Net Assets                             0.15%*      0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                             5.67%*      4.69%       4.97%       5.20%        5.12%       5.50%
============================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                               ADMIRAL SHORT-TERM TREASURY FUND
                                                                                   YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    ----------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000        1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.81      $10.22      $10.15      $10.04       $10.23     $  9.77
==============================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                  .296        .532        .548        .592         .587        .626
     Net Realized and Unrealized Gain (Loss)
          on Investments                                    .080       (.393)       .114        .110        (.190)       .460
                                                           -------------------------------------------------------------------
          Total from Investment Operations                  .376        .139        .662        .702         .397       1.086
                                                           -------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                  (.296)      (.532)      (.548)      (.592)       (.587)      (.626)
     Distributions from Realized Capital Gains                --       (.017)      (.044)         --           --          --
                                                           -------------------------------------------------------------------
          Total Distributions                              (.296)      (.549)      (.592)      (.592)       (.587)      (.626)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.89      $ 9.81       $10.22     $10.15       $10.04      $10.23
==============================================================================================================================

TOTAL RETURN                                               3.88%       1.41%         6.70%     7.21%        4.05%      11.41%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $1,047      $1,100      $1,257        $781         $553        $426
     Ratio of Total Expenses to
          Average Net Assets                              0.15%*       0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                              6.02%*       5.32%       5.35%       5.89%        5.85%       6.22%
     Portfolio Turnover Rate                               218%*        120%        130%         81%          80%         95%
==============================================================================================================================

*Annualized.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                     ADMIRAL INTERMEDIATE-TERM TREASURY FUND
                                                                                                 YEAR ENDED JANUARY  31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED         ---------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000            2000       1999           1998        1997       1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  9.82          $10.94     $10.60         $10.17      $10.70    $  9.58
=================================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                 .319            .610      .624            .645        .648       .665
     Net Realized and Unrealized Gain (Loss)
          on Investments                                   .250          (1.078)     .348            .430       (.530)     1.120
                                                        -------------------------------------------------------------------------
          Total from Investment Operations                 .569           (.468)     .972           1.075        .118      1.785
                                                        -------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                 (.319)          (.610)    (.624)          (.645)      (.648)     (.665)
     Distributions from Realized Capital Gains               --           (.042)    (.008)             --          --         --
                                                        -------------------------------------------------------------------------
          Total Distributions                             (.319)          (.652)    (.632)          (.645)      (.648)     (.665)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.07         $  9.82    $10.94          $10.60      $10.17     $10.70
=================================================================================================================================

TOTAL RETURN                                              5.87%          -4.33%     9.45%          10.98%       1.30%     19.16%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                $1,313          $1,285    $1,360            $905        $659       $585
     Ratio of Total Expenses to
          Average Net Assets                             0.15%*           0.15%     0.15%           0.15%       0.15%      0.15%
     Ratio of Net Investment Income to
          Average Net Assets                             6.43%*           5.96%     5.80%           6.28%       6.37%      6.49%
     Portfolio Turnover Rate                               64%*             72%       63%             34%         52%        64%
=================================================================================================================================

*Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ADMIRAL LONG-TERM TREASURY FUND
                                                                                          YEAR ENDED JANUARY  31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED         ----------------------------------------------------------
THROUGHOUT EACH PERIOD                           JULY 31, 2000            2000         1999         1998         1997        1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.02          $11.72       $11.12       $10.13       $11.06     $  9.40
==================================================================================================================================
INVESTMENT OPERATIONS
     Net Investment Income                                .324            .636        .654          .669        .681         .691
     Net Realized and Unrealized Gain (Loss)
          on Investments                                  .580          (1.597)       .653          .990       (.900)       1.749
                                                         -------------------------------------------------------------------------
          Total from Investment Operations                .904           (.961)      1.307         1.659       (.219)       2.440
                                                         -------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                (.324)          (.636)      (.654)        (.669)      (.681)       (.691)
     Distributions from Realized Capital Gains              --           (.103)      (.053)           --       (.030)       (.089)
                                                         -------------------------------------------------------------------------
          Total Distributions                            (.324)          (.739)      (.707)        (.669)      (.711)       (.780)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.60          $10.02       $11.72       $11.12       $10.13      $11.06
==================================================================================================================================

TOTAL RETURN                                             9.12%          -8.30%       12.11%       17.05%       -1.75%      26.74%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                 $426            $451         $499         $327         $192        $186
     Ratio of Total Expenses to
          Average Net Assets                            0.15%*           0.15%        0.15%        0.15%        0.15%       0.15%
     Ratio of Net Investment Income to
          Average Net Assets                            6.26%*           6.05%        5.72%        6.41%        6.72%       6.66%
     Portfolio Turnover Rate                              71%*             55%          32%          13%          42%        125%
==================================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Admiral Funds comprise the Admiral Treasury Money Market Fund, Admiral Short-Term Treasury Fund, Admiral Intermediate-Term Treasury Fund, and Admiral Long-Term Treasury Fund, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

         1. SECURITY VALUATION: Admiral Treasury Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

         2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The Admiral Short-Term Treasury, Intermediate-Term Treasury, and Long-Term Treasury Funds, along with other members of The Vanguard Group, transfer uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: Each Admiral fund, except the Treasury Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------------------------------------------
                                                          CAPITAL CONTRIBUTED            PERCENTAGE                PERCENTAGE
                                                              TO VANGUARD                  OF FUND                OF VANGUARD'S
               ADMIRAL FUND                                      (000)                   NET ASSETS              CAPITALIZATION
----------------------------------------------------------------------------------------------------------------------------------
               Treasury Money Market                             $1,112                    0.02%                      1.1%
               Short-Term Treasury                                  205                    0.02                       0.2
               Intermediate-Term Treasury                           249                    0.02                       0.2
               Long-Term Treasury                                    80                    0.02                       0.1
----------------------------------------------------------------------------------------------------------------------------------

The fund's trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2000, custodian fee offset arrangements reduced expenses of the Admiral Treasury Money Market Fund by $3,000.

D. During the six months ended July 31, 2000, purchases and sales of U.S. government securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (000)
                                                                                --------------------------------------------------
               ADMIRAL FUND                                                                PURCHASES                  SALES
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                                                          $1,158,144               $1,185,911
               Intermediate-Term Treasury                                                      400,279                  395,572
               Long-Term Treasury                                                              147,174                  189,766
----------------------------------------------------------------------------------------------------------------------------------

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Admiral Long-Term Treasury Fund had realized losses totaling $406,000 through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

     At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          EXPIRATION
                                                                                      FISCAL YEARS ENDING            AMOUNT
               ADMIRAL FUND                                                               JANUARY 31,                 (000)
---------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                                                           2008-2009                $13,925
               Intermediate-Term Treasury                                                    2008-2009                 33,921
               Long-Term  Treasury                                                           2008-2009                  9,360
---------------------------------------------------------------------------------------------------------------------------------

F. At July 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            (000)
                                                             ---------------------------------------------------------------------
                                                                                                                 NET UNREALIZED
                                                             APPRECIATED                  DEPRECIATED             APPRECIATION
               ADMIRAL FUND                                  SECURITIES                   SECURITIES             (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                             $  1,735                    $  (9,890)               $  (8,155)
               Intermediate-Term Treasury                         2,847                      (20,515)                 (17,668)
               Long-Term Treasury*                               16,557                       (5,125)                  11,432
----------------------------------------------------------------------------------------------------------------------------------
               *See Note E.

         At July 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (000)
                                                                                         ---------------------------------------
                                                               NUMBER                     AGGREGATE
                                                              OF SHORT                    SETTLEMENT               UNREALIZED
               ADMIRAL FUND/FUTURES CONTRACTS                 CONTRACTS                      VALUE                DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury/
                 5-Year Treasury Note                             45                         $4,464                    $(84)
--------------------------------------------------------------------------------------------------------------------------------

G. The market values of securities on loan to broker/dealers at July 31, 2000, and collateral received with respect to such loans, were:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            (000)
                                                           -----------------------------------------------------------------------
                                                                                                    COLLATERAL RECEIVED
                                                                                        ------------------------------------------
                                                             MARKET VALUE                                         MARKET VALUE
                                                               OF LOANED                                        OF U.S. TREASURY
               ADMIRAL FUND                                   SECURITIES                    CASH                   SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
               Short-Term Treasury                              $126,149                  $  77,736                   $50,966
               Intermediate-Term Treasury                        372,195                    372,154                     8,043
               Long-Term Treasury                                 16,564                     16,862                        --
----------------------------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

         The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q122 092000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.


                                     PART C

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.


ITEM 16. EXHIBITS

(1)    Declaration of Trust**
(2)    By-Laws**
(3)    Not Applicable
(4)    Agreement and Plan of Reorganization**
(5)    Rule 18f-3 Plan**
(6)    Not Applicable
(7)    Not Applicable
(8)    Not Applicable
(9)    Custodian Agreement*
(10)   Not Applicable
(11)   Form of Legal Opinion**
(12)   Form of Tax Opinion**
(13)   Not Applicable
(14)   Consent of Independent Auditors*
(15)   Not Applicable
(16)   Power of Attorney**
(17)   Not Applicable

 *Filed herewith
 **Previously filed

ITEM 17. UNDERTAKINGS


     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.


     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The undersigned registrant agrees to file, by post-effective amendment,
an  opinion  of  counsel   supporting  the  tax  consequences  of  the  proposed
reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Malvern and the Commonwealth of Pennsylvania on the 23rd day of February, 2001.

                                   VANGUARD FIXED INCOME SECURITIES FUNDS

                                   BY: ______________________________________
                                                  (HEIDI STAM)
                                          JOHN J. BRENNAN* CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      February 23, 2001
   ---------------------------Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*

By:/S/ CHARLES D. ELLIS  Trustee                              February 23, 2001
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ JOANN HEFFERNAN HEISEN Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ BRUCE K. MACLAURY      Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
      Bruce K. MacLaury*

By:/S/ BURTON G. MALKIEL      Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*

By:/S/ ALFRED M. RANKIN, JR.  Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*

By:/S/ JAMES O. WELCH, JR.    Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*

By:/S/ J. LAWRENCE WILSON     Trustee                         February 23, 2001
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*

By:/S/ THOMAS J. HIGGINS      Treasurer and Principal         February 23, 2001
   ---------------------------Financial Officer and Principal
       (Heidi Stam)           Accounting Officer
      Thomas J. Higgins*


*By Power of Attorney. See File Number 33-4424, filed on January 25, 1999. Incorporated by Reference.

                                 EXHIBIT INDEX

Exhibit No.

Custodian Agreements. . . . . . . . . . . . . . . . . .Ex-9

Consent of Independent Accountants. . . . . . . . . . .Ex-14